                           MONY SERIES FUND, INC.,

                        ENTERPRISE ACCUMULATION TRUST

                                     AND

                           OCC ACCUMULATION TRUST

                             1997 ANNUAL REPORT

                          PRODUCTS:

                          MONYMASTER
                          MONYEQUITY MASTER
                          VALUEMASTER
                          MONYVESTOR
                          STRATEGIST

--------------------------------------------------------------------------------

                                 ---------LOGO

--------------------------------------------------------------------------------

The historical returns for the Portfolios take into account expenses including investment management fees incurred by the Portfolios, but not other charges imposed by the Variable Accounts. An investor may not invest directly into the MONY Series Fund, Inc. or Enterprise Accumulation Trust Portfolios. Actual returns for the variable product you own would therefore be lower. Of course, past performance does not guarantee future results.

This report is not to be construed as an offering for sale of any contracts participating in the MONY Series Fund, Inc., Enterprise Accumulation Trust or the OCC Accumulation Trust, or as a solicitation as an offer to buy any such contracts unless preceded by or accompanied by the most recent calendar quarter MONYMaster, MONYEquity Master or ValueMaster performance and a current MONYMaster, MONYEquity Master or ValueMaster prospectus which contains more complete information of charges and expenses.

The information provided on the MONYVestor and Strategist are for those contracts that are inforce. These products are no longer available to the general public.

                             MONY SERIES FUND, INC.

Dear Shareholder,

     The turmoil in Southeast Asia, which began during the fourth quarter, has become the major market influence of the moment. The crisis is still developing with new problems surfacing daily, and the extent is still to be determined. Many remedies are being put forward, but the problems vary from country to country and no one solution fits all. Time will be required as well as money, and no near term resolution is expected.

     The risks have increased as a result of the problems in Southeast Asia. In general the initial impact on the U.S. economy is somewhat positive: growth will be slower, and inflation and interest rates lower than they would have been. Investors had been concerned that if growth were too fast, wages would begin to increase rapidly and inflation would rise, which would cause the Federal Reserve to tighten the money supply. This seems much less likely now, at least in the near term, and thus the economic outlook is favorable -- there is neither recession nor boom in the immediate future.

     This outlook should be favorable for financial assets, and it is, but mostly for bonds which have already rallied strongly. For the stock market, the benefits are mixed, and the question is whether the favorable effects of lower interest rates offset the unfavorable effects of lower earnings. (Many valuation models use a tradeoff between interest rates and earnings to determine fair value.) The same conditions that are positive for interest rates will put pressure on earnings. Slower growth will mean lower revenues, lack of pricing power will inhibit price increases, companies will put pressure on suppliers to hold costs down, but falling unemployment will put upward pressure on compensation. The result is that corporate earnings will be squeezed, earnings growth will be positive but will be slower than in recent years.

     The combination of still developing Asian problems, relatively high valuations and slower earnings growth makes the environment for stocks less attractive. As the year goes on and the Asian crisis unfolds, it is likely that a number of unforeseen negatives will surface both for the economy and for individual companies. There are many interrelated links that are unknown now, but will likely become evident as companies begin to see the impact of the turmoil on their business. All these factors argue for a less ebullient stock market in 1998. On the positive side is the relatively stable economy, lower interest rates, the stronger dollar and the idea of the U.S. as a safe haven for investors. These positive factors should contain the expected market correction and keep it from turning into something worse.

     The MONY Series Fund, Inc. has conducted a comprehensive review of the computer systems used in connection with the portfolios. The Fund is addressing the Year 2000 issues by modifying existing software and converting to an accounting system that is Year 2000 compliant. The costs to remedy these issues are being borne by the Investment Adviser. As a result, the Fund does not expect the Year 2000 issue to pose a material adverse effect to its operations and financial condition.

                                          Sincerely,

                                          LOGO
                                          Kenneth M. Levine
                                          Chairman

                          THE MONY SERIES FUND, INC.,

                         ENTERPRISE ACCUMULATION TRUST

                                      AND

                             OCC ACCUMULATION TRUST

                               TABLE OF CONTENTS

                                                                                        PAGE
                                                                                        ----
VARIABLE ACCOUNT L
     MONY America
          Statements of Assets and Liabilities as of December 31, 1997................    5
          Statements of Operations as of December 31, 1997............................    7
          Statements of Changes in Net Assets.........................................    9
          Notes to Financial Statements...............................................   12
          Report of Independent Accountants...........................................   15
     MONY
          Statements of Assets and Liabilities as of December 31, 1997................   16
          Statements of Operations as of December 31, 1997............................   18
          Statements of Changes in Net Assets.........................................   20
          Notes to Financial Statements...............................................   23
          Report of Independent Accountants...........................................   26
VARIABLE ACCOUNT S
     MONY America
          Statements of Assets and Liabilities as of December 31, 1997................   27
          Statements of Operations as of December 31, 1997............................   28
          Statements of Changes in Net Assets.........................................   29
          Notes to Financial Statements...............................................   30
          Report of Independent Accountants...........................................   32
     MONY
          Statements of Assets and Liabilities as of December 31, 1997................   33
          Statements of Operations as of December 31, 1997............................   34
          Statements of Changes in Net Assets.........................................   35
          Notes to Financial Statements...............................................   36
          Report of Independent Accountants...........................................   38
VARIABLE ACCOUNT A
     MONY America
          Statements of Assets and Liabilities as of December 31, 1997................   39
          Statements of Operations as of December 31, 1997............................   42
          Statements of Changes in Net Assets.........................................   45
          Notes to Financial Statements...............................................   49
          Report of Independent Accountants...........................................   53
     MONY
          Statements of Assets and Liabilities as of December 31, 1997................   54
          Statements of Operations as of December 31, 1997............................   57
          Statements of Changes in Net Assets.........................................   60
          Notes to Financial Statements...............................................   64
          Report of Independent Accountants...........................................   67

                                                                                        PAGE
                                                                                        ----
MONY SERIES FUND, INC.
     Equity Growth Portfolio (MONYMaster I, MONYVestor and Strategist)................   68
     Equity Income Portfolio (MONYMaster I, MONYVestor and Strategist)................   69
     Intermediate Term Bond Portfolio (MONYEquity Master, MONYMaster I&II, MONYVestor
      and Strategist).................................................................   70
     Long Term Bond Portfolio (MONYEquity Master, MONYMaster I&II, MONYVestor and
      Strategist).....................................................................   71
     Diversified Portfolio (MONYMaster I, MONYVestor and Strategist)..................   73
     Government Securities Bond Portfolio (MONYEquity Master, MONYMaster II)..........   74
     Money Market Portfolio (MONYEquity Master, MONYMaster I&II, MONYVestor and
      Strategist).....................................................................   75
     Equity Growth Portfolio of Investments (MONYMaster I, MONYVestor and
      Strategist).....................................................................   76
     Equity Income Portfolio of Investments (MONYMaster I, MONYVestor and
      Strategist).....................................................................   78
     Intermediate Term Bond Portfolio of Investments (MONYEquity Master, MONYMaster
      I&II, MONYVestor and Strategist)................................................   80
     Long Term Bond Portfolio of Investments (MONYEquity Master, MONYMaster I&II,
      MONYVestor and Strategist)......................................................   81
     Diversified Portfolio of Investments (MONYMaster I, MONYVestor and Strategist)...   83
     Government Securities Bond Portfolio of Investments (MONYEquity Master,
      MONYMaster II)..................................................................   85
     Money Market Portfolio of Investments (MONYEquity Master, MONYMaster I&II,
      MONYVestor and Strategist)......................................................   86
     Statements of Assets and Liabilities as of December 31, 1997.....................   88
     Statements of Operations as of December 31, 1997.................................   89
     Statements of Changes in Net Assets..............................................   90
     NOTES TO FINANCIAL STATEMENTS....................................................   92
     FINANCIAL HIGHLIGHTS.............................................................   95
     Report of Independent Accountants................................................  102
ENTERPRISE ACCUMULATION TRUST
     Equity Portfolio (MONYEquity Master, MONYMaster II)..............................  105
     Small Cap Portfolio (MONYEquity Master, MONYMaster II)...........................  108
     Managed Portfolio (MONYEquity Master, MONYMaster II).............................  113
     International Growth Portfolio (MONYEquity Master, MONYMaster II)................  117
     High Yield Bond Portfolio (MONYEquity Master, MONYMaster II).....................  123
     Statements of Assets and Liabilities as of December 31, 1997.....................  129
     Statements of Operations as of December 31, 1997.................................  130
     Statements of Changes in Net Assets..............................................  132
     FINANCIAL HIGHLIGHTS.............................................................  134
     NOTES TO FINANCIAL STATEMENTS....................................................  139
     Report of Independent Accountants................................................  142

                                                                                        PAGE
                                                                                        ----
OCC ACCUMULATION TRUST
     Equity Portfolio (ValueMaster)...................................................  146
     Small Cap Portfolio (ValueMaster)................................................  148
     Managed Portfolio (ValueMaster)..................................................  150
     U.S. Government Income Portfolio (ValueMaster)...................................  152
     Money Market Portfolio (ValueMaster).............................................  153
     Equity Portfolio Schedule of Investments (ValueMaster)...........................  154
     Small Cap Portfolio Schedule of Investments (ValueMaster)........................  155
     Managed Portfolio Schedule of Investments (ValueMaster)..........................  156
     U.S. Government Income Portfolio Schedule of Investments (ValueMaster)...........  157
     Money Market Portfolio Schedule of Investments (ValueMaster).....................  158
     Statements of Assets and Liabilities as of December 31, 1997.....................  159
     Statements of Operations as of December 31, 1997.................................  160
     Statements of Changes in Net Assets..............................................  161
     NOTES TO FINANCIAL STATEMENTS....................................................  162
     FINANCIAL HIGHLIGHTS.............................................................  165
     Report of Independent Accountants................................................  166

                                  MONY AMERICA

                               VARIABLE ACCOUNT L

                      STATEMENTS OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1997

                                                                    VARIABLE LIFE
                                    -----------------------------------------------------------------------------
                                      EQUITY       EQUITY     INTERMEDIATE   LONG TERM                   MONEY
                                      GROWTH       INCOME      TERM BOND        BOND      DIVERSIFIED    MARKET
                                    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                    ----------   ----------   ------------   ----------   ----------   ----------
              ASSETS
Investments at cost (Note 4)......  $  546,247   $  487,414    $  148,164    $   63,055   $  806,595   $   75,563
                                     =========    =========     =========     =========   ==========    =========
Investments in MONY Series Fund,
  Inc. at net asset value (Note
  2)..............................  $  798,134   $  705,660    $  156,537    $   71,555   $1,111,163   $   75,563
Amount due from MONY Series Fund,
  Inc. ...........................           9            9             0             0           26            0
                                     ---------    ---------     ---------     ---------   ----------    ---------
          Total assets............     798,143      705,669       156,537        71,555    1,111,189       75,563
                                     ---------    ---------     ---------     ---------   ----------    ---------
           LIABILITIES
Amount due to MONY America........           9            9             0             0           26            0
                                     ---------    ---------     ---------     ---------   ----------    ---------
Net assets........................  $  798,134   $  705,660    $  156,537    $   71,555   $1,111,163   $   75,563
                                     =========    =========     =========     =========   ==========    =========
Net assets consist of:
  Contractholders' net payments...  $  537,453   $  445,418    $  192,229    $  108,555   $  933,695   $  198,422
  Cost of insurance withdrawals
     (Note 3).....................    (383,528)    (486,949)     (201,904)     (156,404)    (916,797)    (200,035)
  Undistributed net investment
     income.......................     168,021      327,758       163,834       100,095      533,506       77,176
  Accumulated net realized gain
     (loss) on investments........     224,301      201,187        (5,995)       10,809      256,191            0
  Unrealized appreciation of
     investments..................     251,887      218,246         8,373         8,500      304,568            0
                                     ---------    ---------     ---------     ---------   ----------    ---------
Net assets........................  $  798,134   $  705,660    $  156,537    $   71,555   $1,111,163   $   75,563
                                     =========    =========     =========     =========   ==========    =========
Number of units outstanding* .....      14,506       12,292         6,639         2,334       28,291        4,207
                                     ---------    ---------     ---------     ---------   ----------    ---------
Net asset value per unit
  outstanding* ...................  $    55.02   $    57.41    $    23.58    $    30.65   $    39.28   $    17.96
                                     =========    =========     =========     =========   ==========    =========

---------------
* Units outstanding have been rounded for presentation purposes.

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT L

                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

                               DECEMBER 31, 1997

                                                                              VARIABLE UNIVERSAL LIFE
                                                  -------------------------------------------------------------------------------
                                                  INTERMEDIATE   LONG TERM    GOVERNMENT     MONEY
                                                   TERM BOND        BOND      SECURITIES     MARKET       EQUITY       SMALL CAP
                                                   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                                                  ------------   ----------   ----------   ----------   -----------   -----------
                     ASSETS
Investments at cost (Note 4)....................    $229,105     $ 870,461     $482,067    $3,698,674   $15,117,468   $7,542,179
                                                    ========     =========     ========    ==========   ===========   ==========
Investments in Enterprise Accumulation Trust at
  net asset value (Note 2)......................    $      0     $       0     $      0    $       0    $16,482,798   $8,184,725
Investments in MONY Series Fund, Inc. at net
  asset value (Note 2)..........................     234,365       948,462      498,405    3,698,674              0            0
Amount due from Enterprise Accumulation Trust...           0             0            0            0          3,531          859
Amount due from MONY America....................          48           418          202       80,882         25,829        2,025
Amount due from MONY Series Fund, Inc...........          11           130           41       11,681              0            0
                                                    --------     ---------     --------    ----------   -----------   ----------
        Total assets............................     234,424       949,010      498,648    3,791,237     16,512,158    8,187,609
                                                    --------     ---------     --------    ----------   -----------   ----------
                  LIABILITIES
Amount due to Enterprise Accumulation Trust.....           0             0            0            0         25,829        2,025
Amount due to MONY America......................          11           130           41       11,681          3,531          859
Amount due to MONY Series Fund, Inc.............          48           418          202       80,882              0            0
                                                    --------     ---------     --------    ----------   -----------   ----------
        Total liabilities.......................          59           548          243       92,563         29,360        2,884
                                                    --------     ---------     --------    ----------   -----------   ----------
Net assets......................................    $234,365     $ 948,462     $498,405    $3,698,674   $16,482,798   $8,184,725
                                                    ========     =========     ========    ==========   ===========   ==========
Net assets consist of:
  Contractholders' net payments.................    $265,298     $ 982,905     $552,598    $4,020,118   $16,582,774   $7,692,676
  Cost of insurance withdrawals (Note 3)........     (43,218)     (167,996)     (91,027)    (544,035)    (2,948,581)  (1,239,409)
  Undistributed net investment income...........       6,097        47,307       14,524      222,591        538,907      705,833
  Accumulated net realized gain on
    investments.................................         928         8,245        5,972            0        944,368      383,079
  Unrealized appreciation (depreciation) of
    investments.................................       5,260        78,001       16,338            0      1,365,330      642,546
                                                    --------     ---------     --------    ----------   -----------   ----------
Net assets......................................    $234,365     $ 948,462     $498,405    $3,698,674   $16,482,798   $8,184,725
                                                    ========     =========     ========    ==========   ===========   ==========
Number of units outstanding* ...................      19,650        69,779       42,420      325,979        821,090      449,403
                                                    --------     ---------     --------    ----------   -----------   ----------
Net asset value per unit outstanding* ..........    $  11.93     $   13.59     $  11.75    $   11.35    $     20.07   $    18.21
                                                    ========     =========     ========    ==========   ===========   ==========


                                                                 INTERNATIONAL   HIGH YIELD
                                                    MANAGED         GROWTH          BOND
                                                   SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                  ------------   -------------   ----------
                     ASSETS
Investments at cost (Note 4)....................  $ 54,701,619    $ 4,186,777    $1,900,963
                                                   ===========     ==========    ==========
Investments in Enterprise Accumulation Trust at
  net asset value (Note 2)......................  $ 60,069,001    $ 4,079,254    $1,939,719
Investments in MONY Series Fund, Inc. at net
  asset value (Note 2)..........................             0              0            0
Amount due from Enterprise Accumulation Trust...         9,107            308          240
Amount due from MONY America....................        37,486            214           71
Amount due from MONY Series Fund, Inc...........             0              0            0
                                                   -----------     ----------    ----------
        Total assets............................    60,115,594      4,079,776    1,940,030
                                                   -----------     ----------    ----------
                  LIABILITIES
Amount due to Enterprise Accumulation Trust.....        37,486            214           71
Amount due to MONY America......................         9,107            308          240
Amount due to MONY Series Fund, Inc.............             0              0            0
                                                   -----------     ----------    ----------
        Total liabilities.......................        46,593            522          311
                                                   -----------     ----------    ----------
Net assets......................................  $ 60,069,001    $ 4,079,254    $1,939,719
                                                   ===========     ==========    ==========
Net assets consist of:
  Contractholders' net payments.................  $ 58,710,094    $ 4,679,851    $2,041,929
  Cost of insurance withdrawals (Note 3)........   (10,471,466)      (773,836)    (338,204)
  Undistributed net investment income...........     2,719,621        115,713      160,937
  Accumulated net realized gain on
    investments.................................     3,743,370        165,049       36,301
  Unrealized appreciation (depreciation) of
    investments.................................     5,367,382       (107,523)      38,756
                                                   -----------     ----------    ----------
Net assets......................................  $ 60,069,001    $ 4,079,254    $1,939,719
                                                   ===========     ==========    ==========
Number of units outstanding* ...................     2,954,670        290,466      138,275
                                                   -----------     ----------    ----------
Net asset value per unit outstanding* ..........  $      20.33    $     14.04    $   14.03
                                                   ===========     ==========    ==========

---------------
* Units outstanding have been rounded for presentation purposes.

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT L

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                     VARIABLE LIFE
                                     -----------------------------------------------------------------------------
                                       EQUITY       EQUITY     INTERMEDIATE   LONG TERM                   MONEY
                                       GROWTH       INCOME      TERM BOND        BOND      DIVERSIFIED    MARKET
                                     SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                     ----------   ----------   ------------   ----------   ----------   ----------
Dividend income....................   $ 57,504    $   80,960     $ 10,378      $  5,654    $   84,416    $  4,176
Mortality and expense risk charges
  (Note 3).........................     (4,464)       (4,333)      (1,004)         (507)       (6,671)       (487)
                                      --------      --------      -------       -------      --------     -------
Net investment income..............     53,040        76,627        9,374         5,147        77,745       3,689
                                      --------      --------      -------       -------      --------     -------
Realized and unrealized gain on
  investments (Note 2):
  Proceeds from sales..............     87,998       205,963       55,717        38,794       311,417      32,317
  Cost of shares sold..............    (54,391)     (121,259)     (54,045)      (35,014)     (211,325)    (32,317)
                                      --------      --------      -------       -------      --------     -------
Net realized gain on investments...     33,607        84,704        1,672         3,780       100,092           0
Net increase in unrealized
  appreciation of investments......    101,936        32,332          288           649        59,772           0
                                      --------      --------      -------       -------      --------     -------
Net realized and unrealized gain on
  investments......................    135,543       117,036        1,960         4,429       159,864           0
                                      --------      --------      -------       -------      --------     -------
Net increase in net assets
  resulting from operations........   $188,583    $  193,663     $ 11,334      $  9,576    $  237,609    $  3,689
                                      ========      ========      =======       =======      ========     =======

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT L

                      STATEMENTS OF OPERATIONS (CONTINUED)

                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                   VARIABLE UNIVERSAL LIFE
                                    --------------------------------------------------------------------------------------
                                    INTERMEDIATE    LONG TERM     GOVERNMENT       MONEY
                                     TERM BOND         BOND       SECURITIES       MARKET         EQUITY        SMALL CAP
                                     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                    ------------    ----------    ----------    ------------    -----------    -----------
Dividend income..................     $  6,095      $  42,293     $  14,009     $    135,531    $   544,698    $   694,933
Mortality and expense risk
  charges (Note 3)...............       (1,008)        (5,751)       (2,949)         (19,730)       (77,153)       (34,486)
                                      --------      ---------     ---------     ------------    -----------    -----------
Net investment income............        5,087         36,542        11,060          115,801        467,545        660,447
                                      --------      ---------     ---------     ------------    -----------    -----------
Realized and unrealized gain on
  investments (Note 2):
  Proceeds from sales............       52,711        292,029       143,307       24,713,256      3,327,872      1,503,358
  Cost of shares sold............      (51,442)      (285,745)     (138,374)     (24,713,256)    (2,581,752)    (1,160,613)
                                      --------      ---------     ---------     ------------    -----------    -----------
Net realized gain on
  investments....................        1,269          6,284         4,933                0        746,120        342,745
Net increase (decrease) in
  unrealized appreciation of
  investments....................        3,027         56,115         9,241                0        984,236        568,217
                                      --------      ---------     ---------     ------------    -----------    -----------
Net realized and unrealized gain
  (loss) on investments..........        4,296         62,399        14,174                0      1,730,356        910,962
                                      --------      ---------     ---------     ------------    -----------    -----------
Net increase in net assets
  resulting from operations......     $  9,383      $  98,941     $  25,234     $    115,801    $ 2,197,901    $ 1,571,409
                                      ========      =========     =========     ============    ===========    ===========


                                                  INTERNATIONAL    HIGH YIELD
                                     MANAGED         GROWTH           BOND
                                   SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                   -----------    -------------    ----------
Dividend income..................  $ 2,719,101    1$20,361.....    $ 121,077
Mortality and expense risk
  charges (Note 3)...............     (318,312)        (21,528)       (9,887)
                                   -----------      ----------     ---------
Net investment income............    2,400,789          98,833       111,190
                                   -----------      ----------     ---------
Realized and unrealized gain on
  investments (Note 2):
  Proceeds from sales............   11,923,853       1,007,459       636,523
  Cost of shares sold............   (9,087,421)       (871,948)     (600,592)
                                   -----------      ----------     ---------
Net realized gain on
  investments....................    2,836,432         135,511        35,931
Net increase (decrease) in
  unrealized appreciation of
  investments....................    3,108,829        (204,105)       12,532
                                   -----------      ----------     ---------
Net realized and unrealized gain
  (loss) on investments..........    5,945,261         (68,594)       48,463
                                   -----------      ----------     ---------
Net increase in net assets
  resulting from operations......  $ 8,346,050    3$0,239......    $ 159,653
                                   ===========      ==========     =========

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT L

                      STATEMENTS OF CHANGES IN NET ASSETS

                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                 VARIABLE LIFE
                                             --------------------------------------------------------------------------------------
                                                EQUITY GROWTH         EQUITY INCOME        INTERMEDIATE TERM         LONG TERM
                                                 SUBACCOUNT             SUBACCOUNT          BOND SUBACCOUNT       BOND SUBACCOUNT
                                             -------------------   --------------------   -------------------   -------------------
                                               1997       1996       1997        1996       1997       1996       1997       1996
                                             --------   --------   ---------   --------   --------   --------   --------   --------
From operations:
  Net investment income (loss).............  $ 53,040   $ (3,666)  $  76,627   $ (2,649)  $  9,374   $ (1,063)  $  5,147   $   (582)
  Net realized gain on investments.........    33,607     22,971      84,704     35,481      1,672        665      3,780      1,989
  Net increase (decrease) in unrealized
    appreciation of investments............   101,936     92,373      32,332     80,163        288      5,698        649     (2,681)
                                             --------   --------    --------   --------   --------   --------   --------   --------
Net increase (decrease) in net assets
  resulting from operations................   188,583    111,678     193,663    112,995     11,334      5,300      9,576     (1,274)
                                             --------   --------    --------   --------   --------   --------   --------   --------
From unit transactions:
  Net proceeds from the issuance of
    units..................................    35,646     46,370      39,172     38,780      8,194     12,039      4,547      5,926
  Net asset value of units redeemed or used
    to meet contract obligations...........   (59,621)   (75,563)   (193,625)   (90,508)   (40,032)   (23,076)   (37,821)   (15,517)
                                             --------   --------    --------   --------   --------   --------   --------   --------
Net decrease from unit transactions........   (23,975)   (29,193)   (154,453)   (51,728)   (31,838)   (11,037)   (33,274)    (9,591)
                                             --------   --------    --------   --------   --------   --------   --------   --------
Net increase (decrease) in net assets......   164,608     82,485      39,210     61,267    (20,504)    (5,737)   (23,698)   (10,865)
Net assets beginning of year...............   633,526    551,041     666,450    605,183    177,041    182,778     95,253    106,118
                                             --------   --------    --------   --------   --------   --------   --------   --------
Net assets end of year*....................  $798,134   $633,526   $ 705,660   $666,450   $156,537   $177,041   $ 71,555   $ 95,253
                                             ========   ========    ========   ========   ========   ========   ========   ========
Units outstanding beginning of year........    14,958     15,643      15,149     16,377      8,041      8,556      3,504      3,869
Units issued during the year...............       747      1,232         783      1,004        362        562        165        226
Units redeemed during the year.............    (1,199)    (1,917)     (3,640)    (2,232)    (1,764)    (1,077)    (1,335)      (591)
                                             --------   --------    --------   --------   --------   --------   --------   --------
Units outstanding end of year..............    14,506     14,958      12,292     15,149      6,639      8,041      2,334      3,504
                                             ========   ========    ========   ========   ========   ========   ========   ========

---------------
* Includes undistributed net investment
  income of:                                 $168,021   $114,981   $ 327,758   $251,131   $163,834   $154,460   $100,095   $ 94,948


                                                   DIVERSIFIED            MONEY MARKET
                                                   SUBACCOUNT              SUBACCOUNT
                                             -----------------------   -------------------
                                                1997         1996        1997       1996
                                             ----------   ----------   --------   --------
From operations:
  Net investment income (loss).............  $   77,745   $   (6,210)  $  3,689   $  3,835
  Net realized gain on investments.........     100,092       29,580          0          0
  Net increase (decrease) in unrealized
    appreciation of investments............      59,772      110,202          0          0
                                             ----------   ----------   --------   --------
Net increase (decrease) in net assets
  resulting from operations................     237,609      133,572      3,689      3,835
                                             ----------   ----------   --------   --------
From unit transactions:
  Net proceeds from the issuance of
    units..................................      77,730       85,626      6,471      9,558
  Net asset value of units redeemed or used
    to meet contract obligations...........    (287,917)    (124,946)   (19,886)   (18,398)
                                             ----------   ----------   --------   --------
Net decrease from unit transactions........    (210,187)     (39,320)   (13,415)    (8,840)
                                             ----------   ----------   --------   --------
Net increase (decrease) in net assets......      27,422       94,252     (9,726)    (5,005)
Net assets beginning of year...............   1,083,741      989,489     85,289     90,294
                                             ----------   ----------   --------   --------
Net assets end of year*....................  $1,111,163   $1,083,741   $ 75,563   $ 85,289
                                             ==========   ==========   ========   ========
Units outstanding beginning of year........      34,279       35,607      4,970      5,499
Units issued during the year...............       2,219        2,942        368        570
Units redeemed during the year.............      (8,207)      (4,270)    (1,131)    (1,099)
                                             ----------   ----------   --------   --------
Units outstanding end of year..............      28,291       34,279      4,207      4,970
                                             ==========   ==========   ========   ========
---------------
* Includes undistributed net investment
  income of:                                 $  533,506   $  455,761   $ 77,176   $ 73,487

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT L

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                       VARIABLE UNIVERSAL LIFE
                                                                      ----------------------------------------------------------
                                                                       INTERMEDIATE TERM            LONG TERM          GOVERNMENT
                                                                              BOND                    BOND             SECURITIES
                                                                           SUBACCOUNT              SUBACCOUNT          SUBACCOUNT
                                                                      --------------------    ---------------------    ---------
                                                                        1997        1996        1997         1996        1997
                                                                      --------    --------    ---------    --------    ---------
From operations:
  Net investment income (loss).....................................   $  5,087    $   (404)   $  36,542    $ (3,193)   $  11,060
  Net realized gain (loss) on investments..........................      1,269        (715)       6,284         795        4,933
  Net increase in unrealized appreciation of investments...........      3,027       3,148       56,115      13,609        9,241
                                                                      --------     -------     --------    --------     --------
Net increase in net assets resulting from operations...............      9,383       2,029       98,941      11,211       25,234
                                                                      --------     -------     --------    --------     --------
From unit transactions:
  Net proceeds from the issuance of units..........................    172,340      82,991      471,749     425,430      288,293
  Net asset value of units redeemed or used to meet contract
    obligations....................................................    (38,182)    (20,916)    (236,759)    (91,922)    (107,779)
                                                                      --------     -------     --------    --------     --------
Net increase (decrease) from unit transactions.....................    134,158      62,075      234,990     333,508      180,514
                                                                      --------     -------     --------    --------     --------
Net increase (decrease) in net assets..............................    143,541      64,104      333,931     344,719      205,748
Net assets beginning of year.......................................     90,824      26,720      614,531     269,812      292,657
                                                                      --------     -------     --------    --------     --------
Net assets end of year*............................................   $234,365    $ 90,824    $ 948,462    $614,531    $ 498,405
                                                                      ========     =======     ========    ========     ========
Units outstanding beginning of year................................      8,138       2,464       50,910      22,127       26,498
Units issued during the year.......................................     14,831       7,592       37,613      36,743       25,322
Units redeemed during the year.....................................     (3,319)     (1,918)     (18,744)     (7,960)      (9,400)
                                                                      --------     -------     --------    --------     --------
Units outstanding end of year......................................     19,650       8,138       69,779      50,910       42,420
                                                                      ========     =======     ========    ========     ========
---------------
* Includes undistributed net investment income of:                    $  6,097    $  1,010    $  47,307    $ 10,765    $  14,524


                                                                                            MONEY
                                                                                            MARKET
                                                                                          SUBACCOUNT
                                                                                 ----------------------------
                                                                       1996          1997            1996
                                                                     --------    ------------    ------------
From operations:
  Net investment income (loss).....................................  $ (1,630)   $    115,801    $     86,414
  Net realized gain (loss) on investments..........................       906               0               0
  Net increase in unrealized appreciation of investments...........     7,805               0               0
                                                                     --------    ------------    ------------
Net increase in net assets resulting from operations...............     7,081         115,801          86,414
                                                                     --------    ------------    ------------
From unit transactions:
  Net proceeds from the issuance of units..........................   149,977      20,219,389      15,675,163
  Net asset value of units redeemed or used to meet contract
    obligations....................................................   (35,779)    (20,985,756)    (13,113,154)
                                                                     --------    ------------    ------------
Net increase (decrease) from unit transactions.....................   114,198        (766,367)      2,562,009
                                                                     --------    ------------    ------------
Net increase (decrease) in net assets..............................   121,279        (650,566)      2,648,423
Net assets beginning of year.......................................   171,378       4,349,240       1,700,817
                                                                     --------    ------------    ------------
Net assets end of year*............................................  $292,657    $  3,698,674    $  4,349,240
                                                                     ========    ============    ============
Units outstanding beginning of year................................    15,959         400,565         163,465
Units issued during the year.......................................    13,851       1,818,649       1,469,700
Units redeemed during the year.....................................    (3,312)     (1,893,235)     (1,232,600)
                                                                     --------    ------------    ------------
Units outstanding end of year......................................    26,498         325,979         400,565
                                                                     ========    ============    ============
---------------
* Includes undistributed net investment income of:                   $  3,464    $    222,591    $    106,790

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT L

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                        FOR THE YEARS ENDED DECEMBER 31,

                                                                VARIABLE UNIVERSAL LIFE (CONTINUED)
                                        ------------------------------------------------------------------------------------
                                                 EQUITY                      SMALL CAP                     MANAGED
                                               SUBACCOUNT                   SUBACCOUNT                    SUBACCOUNT
                                        -------------------------    -------------------------    --------------------------
                                           1997           1996          1997           1996          1997           1996
                                        -----------    ----------    -----------    ----------    -----------    -----------
From operations:
  Net investment income (loss).......   $   467,545    $   46,194    $   660,447    $   28,953    $ 2,400,789    $   134,759
  Net realized gain on investments...       746,120       174,857        342,745        30,574      2,836,432        783,666
  Net increase (decrease) in
    unrealized appreciation of
    investments......................       984,236       357,881        568,217        78,392      3,108,829      2,166,435
                                        -----------    ----------     ----------    ----------    -----------    -----------
Net increase in net assets resulting
  from operations....................     2,197,901       578,932      1,571,409       137,919      8,346,050      3,084,860
                                        -----------    ----------     ----------    ----------    -----------    -----------
From unit transactions:
  Net proceeds from the issuance
    of units.........................    11,812,002     4,459,200      5,248,401     2,152,749     36,238,986     20,620,582
  Net asset value of units redeemed
    or used to meet contract
    obligations......................    (2,656,849)     (952,864)    (1,072,152)     (454,428)    (9,726,108)    (4,735,332)
                                        -----------    ----------     ----------    ----------    -----------    -----------
Net increase from unit
  transactions.......................     9,155,153     3,506,336      4,176,249     1,698,321     26,512,878     15,885,250
                                        -----------    ----------     ----------    ----------    -----------    -----------
Net increase in net assets...........    11,353,054     4,085,268      5,747,658     1,836,240     34,858,928     18,970,110
Net assets beginning of year.........     5,129,744     1,044,476      2,437,067       600,827     25,210,073      6,239,963
                                        -----------    ----------     ----------    ----------    -----------    -----------
Net assets end of year*..............   $16,482,798    $5,129,744    $ 8,184,725    $2,437,067    $60,069,001    $25,210,073
                                        ===========    ==========     ==========    ==========    ===========    ===========
Units outstanding beginning of
  year...............................       319,002        80,766        191,743        52,194      1,532,486        465,095
Units issued during the year.........       647,931       303,412        326,703       176,984      1,945,611      1,382,408
Units redeemed during the year.......      (145,843)      (65,176)       (69,043)      (37,435)      (523,427)      (315,017)
                                        -----------    ----------     ----------    ----------    -----------    -----------
Units outstanding end of year........       821,090       319,002        449,403       191,743      2,954,670      1,532,486
                                        ===========    ==========     ==========    ==========    ===========    ===========
---------------
* Includes undistributed net
  investment income of:                 $   538,907    $   71,362    $   705,833    $   45,386    $ 2,719,621    $   318,832


                                            INTERNATIONAL                HIGH YIELD
                                                GROWTH                      BOND
                                              SUBACCOUNT                 SUBACCOUNT
                                       ------------------------    -----------------------
                                          1997          1996          1997         1996
                                       ----------    ----------    ----------    ---------
From operations:
  Net investment income (loss).......  $   98,833    $   (1,058)   $  111,190    $  42,346
  Net realized gain on investments...     135,511        23,372        35,931          180
  Net increase (decrease) in
    unrealized appreciation of
    investments......................    (204,105)       96,691        12,532       25,863
                                       ----------    ----------    ----------     --------
Net increase in net assets resulting
  from operations....................      30,239       119,005       159,653       68,389
                                       ----------    ----------    ----------     --------
From unit transactions:
  Net proceeds from the issuance
    of units.........................   3,034,936     1,524,746     1,268,282      535,643
  Net asset value of units redeemed
    or used to meet contract
    obligations......................    (717,365)     (291,724)     (319,664)    (125,293)
                                       ----------    ----------    ----------     --------
Net increase from unit
  transactions.......................   2,317,571     1,233,022       948,618      410,350
                                       ----------    ----------    ----------     --------
Net increase in net assets...........   2,347,810     1,352,027     1,108,271      478,739
Net assets beginning of year.........   1,731,444       379,417       831,448      352,709
                                       ----------    ----------    ----------     --------
Net assets end of year*..............  $4,079,254    $1,731,444    $1,939,719    $ 831,448
                                       ==========    ==========    ==========     ========
Units outstanding beginning of
  year...............................     128,820        31,566        66,709       31,730
Units issued during the year.........     211,751       120,205        95,695       45,756
Units redeemed during the year.......     (50,105)      (22,951)      (24,129)     (10,777)
                                       ----------    ----------    ----------     --------
Units outstanding end of year........     290,466       128,820       138,275       66,709
                                       ==========    ==========    ==========     ========
---------------
* Includes undistributed net
  investment income of:                $  115,713    $   16,880    $  160,937    $  49,747

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT L

                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND BUSINESS

     MONY America Variable Account L (the "Variable Account") is a separate investment account established on February 19, 1985 by MONY Life Insurance Company of America ("MONY America"), under the laws of the State of Arizona.

     The Variable Account operates as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). The Variable Account holds assets that are segregated from all of MONY America's other assets and, at present, is used to support Flexible Premium Variable Life Insurance policies, which include Variable Life Insurance (Strategist), Variable Universal Life (MONYEquity Master) and Corporate Sponsored Variable Life Insurance policies. These policies are issued by MONY America, which is a wholly-owned subsidiary of The Mutual Life Insurance Company of New York ("MONY"). For presentation purposes, the information related to the Variable Life and Variable Universal Life Insurance policies are presented here.

     There are currently six Variable Life Subaccounts and nine Variable Universal Life Subaccounts within the Variable Account, each invests only in a corresponding portfolio of the MONY Series Fund, Inc. (the "Fund") or the Enterprise Accumulation Trust ("Enterprise") (collectively, the "Funds"). The subaccounts of the Variable Universal Life commenced operations during 1995. The Funds are registered under the 1940 Act as open end, diversified, management investment companies.

     A full presentation of the related financial statements and footnotes of the Fund and Enterprise are contained on pages 68 to 102 and 105 to 142, respectively, and should be read in conjunction with these financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES

  Investment:

     The investment in shares of each of the respective portfolios is stated at value which is the net asset values of the Funds. Except for the Money Market Portfolios, net asset values are based upon market quotations of the securities held in each of the corresponding portfolios of the Funds. For the Money Market Portfolios, the net asset values are based on amortized cost of the securities held which approximates value.

  Taxes:

     MONY America is currently taxed as a life insurance company and will include the Variable Account's operations in its tax return. MONY America does not expect, based on current tax law, to incur any income tax burden upon the earnings or realized capital gains attributable to the Variable Account. Based on this expectation, no charges are currently being deducted from the Variable Account for federal income tax purposes.

3. RELATED PARTY TRANSACTIONS

     MONY America is the legal owner of the assets held by the Variable Account.

     Policy premiums received from MONY America by the Variable Account represent gross policy premiums recorded by MONY America less deductions retained as compensation for certain sales distribution expenses and premium taxes.

     The cost of insurance, administration charges, and, if applicable, the cost of any optional benefits added by riders are deducted on each monthly date from the cash value of the contract to compensate MONY America. These deductions are treated as contractholder redemptions by the Variable Account. The amount deducted for the Variable Life and Variable Universal Subaccounts for 1997 aggregated $10,793,622.

     MONY America receives from the Variable Account the amounts deducted for mortality and expense risks at an annual rate of .60 percent (for the Variable Life Subaccounts) and .75 percent (for the Variable Universal Life Subaccounts) of aggregate average daily net assets. As investment adviser to the Fund, it receives amounts paid by the Fund for those services.

                                  MONY AMERICA

                               VARIABLE ACCOUNT L

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3. RELATED PARTY TRANSACTIONS (CONTINUED)
     Enterprise Capital Management, Inc., a wholly-owned subsidiary of MONY, acts as investment adviser to Enterprise, and it receives amounts paid by Enterprise for those services.

4. INVESTMENTS

     Investments in Variable Life at cost, at December 31, 1997 consist of the following:

                                                           MONY SERIES FUND, INC.
                                  ------------------------------------------------------------------------
                                   EQUITY     EQUITY     INTERMEDIATE   LONG TERM                  MONEY
                                   GROWTH     INCOME      TERM BOND       BOND      DIVERSIFIED    MARKET
                                  PORTFOLIO  PORTFOLIO    PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO
                                  --------   ---------   ------------   ---------   -----------   --------
Shares beginning of year:
  Shares........................    20,860      28,432       16,153        7,418         60,241     85,289
  Amount........................  $483,575   $ 480,537     $168,956     $ 87,403     $  838,945   $ 85,289
                                  --------    --------     --------     --------      ---------   --------
Shares acquired:
  Shares........................     1,812       1,865        2,121          395          4,933     18,415
  Amount........................  $ 59,559   $  47,176     $ 22,875     $  5,012     $   94,559   $ 18,415
Shares received for reinvestment
  of dividends:
  Shares........................     2,038       3,766        1,007          483          5,055      4,176
  Amount........................  $ 57,504   $  80,960     $ 10,378     $  5,654     $   84,416   $  4,176
Shares redeemed:
  Shares........................    (2,589)     (8,024)      (5,204)      (3,051)       (16,315)   (32,317)
  Amount........................  $(54,391)  $(121,259)    $(54,045)    $(35,014)    $ (211,325)  $(32,317)
                                  --------    --------     --------     --------      ---------   --------
Net change:
  Shares........................     1,261      (2,393)      (2,076)      (2,173)        (6,327)    (9,726)
  Amount........................  $ 62,672   $   6,877     $(20,792)    $(24,348)    $  (32,350)  $ (9,726)
                                  --------    --------     --------     --------      ---------   --------
Shares end of year:
  Shares........................    22,121      26,039       14,077        5,245         53,914     75,563
  Amount........................  $546,247   $ 487,414     $148,164     $ 63,055     $  806,595   $ 75,563
                                  ========    ========     ========     ========      =========   ========

                                  MONY AMERICA

                               VARIABLE ACCOUNT L

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. INVESTMENTS (CONTINUED)
     Investments in Variable Universal Life at cost, at December 31, 1997 consist of the following:

                                                                                 ENTERPRISE ACCUMULATION TRUST
                        MONY SERIES FUND, INC.                 ------------------------------------------------------------------
           -------------------------------------------------                                                              HIGH
           INTERMEDIATE  LONG TERM  GOVERNMENT     MONEY                                                INTERNATIONAL    YIELD
            TERM BOND      BOND     SECURITIES     MARKET        EQUITY       SMALL CAP      MANAGED       GROWTH         BOND
            PORTFOLIO    PORTFOLIO  PORTFOLIO    PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO    PORTFOLIO
           ------------  ---------  ----------  ------------   -----------   -----------   -----------  -------------  ----------
Shares
 beginning
  of year:
 Shares...      8,287       47,861     27,661      4,349,240       177,746       120,528       734,773       286,189      150,898
 Amount...   $ 88,592    $ 592,645  $ 285,560   $  4,349,240   $ 4,748,651   $ 2,362,738   $22,951,520   $ 1,634,862   $  805,224
             --------    ---------  ---------   ------------   -----------    ----------   -----------    ----------   ----------
Shares
 acquired:
 Shares...     17,072       40,961     30,184     23,927,159       377,731       219,786       977,516       509,835      284,392
 Amount...   $185,860    $ 521,268  $ 320,872   $ 23,927,159   $12,405,871   $ 5,645,121   $38,118,419   $ 3,303,502   $1,575,254
Shares
  received
  for
  reinvestment
  of
dividends:
 Shares...        591        3,615      1,373        135,531        15,523        26,027        66,677        19,476       17,799
 Amount...   $  6,095    $  42,293  $  14,009   $    135,531   $   544,698   $   694,933   $ 2,719,101   $   120,361   $  121,077
Shares
 redeemed:
 Shares...     (4,874)     (22,902)   (13,451)   (24,713,256)     (101,270)      (59,797)     (305,965)     (155,426)    (113,383)
 Amount...   $(51,442)   $(285,745) $(138,374)  $(24,713,256)  $(2,581,752)  $(1,160,613)  $(9,087,421)  $  (871,948)  $ (600,592)
             --------    ---------  ---------   ------------   -----------    ----------   -----------    ----------   ----------
Net
  change:
 Shares...     12,789       21,674     18,106       (650,566)      291,984       186,016       738,228       373,885      188,808
 Amount...   $140,513    $ 277,816  $ 196,507   $   (650,566)  $10,368,817   $ 5,179,441   $31,750,099   $ 2,551,915   $1,095,739
             --------    ---------  ---------   ------------   -----------    ----------   -----------    ----------   ----------
Shares end
  of year:
 Shares...     21,076       69,535     45,767      3,698,674       469,730       306,544     1,473,001       660,074      339,706
 Amount...   $229,105    $ 870,461  $ 482,067   $  3,698,674   $15,117,468   $ 7,542,179   $54,701,619   $ 4,186,777   $1,900,963
             ========    =========  =========   ============   ===========    ==========   ===========    ==========   ==========

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
MONY Life Insurance Company of America and the
Contractholders of MONY America Variable Account L -- Variable Life/Variable Universal Life:

     We have audited the accompanying statements of assets and liabilities of MONY America Variable Account L -- Variable Life/Variable Universal Life (comprising, respectively, the Variable Life's Equity Growth, Equity Income, Intermediate Term Bond, Long Term Bond, Diversified and Money Market Subaccounts and the Variable Universal Life's Intermediate Term Bond, Long Term Bond, Government Securities, Money Market, Equity, Small Cap, Managed, International Growth and High Yield Bond Subaccounts) as of December 31, 1997, the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of MONY America's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting MONY America Variable Account L -- Variable Life/Variable Universal Life as of December 31, 1997, the results of their operations and the changes in their net assets for each of the periods referred to above, in conformity with generally accepted accounting principles.

                                                  COOPERS & LYBRAND L.L.P.

New York, New York
February 11, 1998

                                  MONY AMERICA

                               VARIABLE ACCOUNT L

                      STATEMENTS OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1997

                                                       CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE
                                      ------------------------------------------------------------------------------
                                        MONEY                                             INTERNATIONAL   HIGH YIELD
                                        MARKET       EQUITY     SMALL CAP     MANAGED        GROWTH          BOND
                                      SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                      ----------   ----------   ----------   ----------   -------------   ----------
               ASSETS
Investments at cost (Note 4)........   $843,855     $ 12,750     $220,732     $438,300      $ 112,775      $157,449
                                       ========      =======     ========     ========       ========      ========
Investments in MONY Series Fund,
  Inc. at net asset value (Note
  2)................................   $843,855     $      0     $      0     $      0      $       0      $      0
Investments in Enterprise
  Accumulation Trust at net asset
  value (Note 2)....................          0       13,000      209,725      421,630        109,846       156,825
Amount due from MONY Series Fund,
  Inc...............................      2,432            0            0            0              0             0
                                       --------      -------     --------     --------       --------      --------
          Total assets..............    846,287       13,000      209,725      421,630        109,846       156,825
                                       --------      -------     --------     --------       --------      --------
            LIABILITIES
Amount due to MONY America..........      2,432            0            0            0              0             0
                                       --------      -------     --------     --------       --------      --------
Net assets..........................   $843,855     $ 13,000     $209,725     $421,630      $ 109,846      $156,825
                                       ========      =======     ========     ========       ========      ========
Net assets consist of:
     Contractholders' net
       payments.....................   $868,575     $ 12,812     $203,828     $421,745      $ 110,374      $156,573
     Cost of insurance and mortality
       & expense risk withdrawals
       (Note 3).....................    (37,708)        (534)      (1,101)      (2,693)          (787)         (947)
     Undistributed net investment
       income.......................     12,988          431       17,837       19,108          3,248         1,806
     Accumulated net realized gain
       (loss) on investments........          0           41          168          140            (60)           17
     Unrealized appreciation
       (depreciation) of
       investments..................          0          250      (11,007)     (16,670)        (2,929)         (624)
                                       --------      -------     --------     --------       --------      --------
Net assets..........................   $843,855     $ 13,000     $209,725     $421,630      $ 109,846      $156,825
                                       ========      =======     ========     ========       ========      ========
Number of units outstanding*........     83,085        1,232       18,628       40,391         12,091        14,882
                                       --------      -------     --------     --------       --------      --------
Net asset value per unit
  outstanding*......................   $  10.16     $  10.55     $  11.26     $  10.44      $    9.08      $  10.54
                                       ========      =======     ========     ========       ========      ========

---------------
* Units outstanding have been rounded for presentation purposes.

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT L

                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

                               DECEMBER 31, 1997

                                                                   CORPORATE SPONSORED VARIABLE UNIVERSAL
                                                                                    LIFE
                                                                 ------------------------------------------
                                                                                                 WORLDWIDE
                                                                   CAPITAL          STOCK         EMERGING
                                                                 APPRECIATION       INDEX         MARKETS
                                                                  SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                                                 ------------     ----------     ----------
                            ASSETS
Investments at cost (Note 4)...................................    $157,383        $ 12,915       $ 16,799
                                                                   ========         =======        =======
Investments in Dreyfus at net asset value (Note 2).............    $155,956        $ 12,969       $      0
Investments in Van Eck Worldwide Trust at net asset value (Note
  2)...........................................................           0               0         12,879
                                                                   --------         -------        -------
Net assets.....................................................    $155,956        $ 12,969       $ 12,879
                                                                   ========         =======        =======
Net assets consist of:
     Contractholders' net payments.............................    $157,033        $ 12,938       $ 17,328
     Cost of insurance and mortality & expense risk withdrawals
       (Note 3)................................................        (936)           (533)          (468)
     Undistributed net investment income.......................       1,295             496              0
     Accumulated net realized gain (loss) on investments.......          (9)             14            (61)
     Unrealized appreciation (depreciation) of investments.....      (1,427)             54         (3,920)
                                                                   --------         -------        -------
Net assets.....................................................    $155,956        $ 12,969       $ 12,879
                                                                   ========         =======        =======
Number of units outstanding*...................................      15,519           1,244          1,829
                                                                   --------         -------        -------
Net asset value per unit outstanding*..........................    $  10.05        $  10.42       $   7.04
                                                                   ========         =======        =======

---------------
* Units outstanding have been rounded for presentation purposes.

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT L

                            STATEMENTS OF OPERATIONS

                                                       CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE
                           ---------------------------------------------------------------------------------------------------
                               MONEY                                                           INTERNATIONAL      HIGH YIELD
                               MARKET           EQUITY         SMALL CAP         MANAGED           GROWTH            BOND
                             SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                           --------------   --------------   --------------   --------------   --------------   --------------
                           FOR THE PERIOD   FOR THE PERIOD   FOR THE PERIOD   FOR THE PERIOD   FOR THE PERIOD   FOR THE PERIOD
                           JULY 10, 1997*   JULY 23, 1997*   JULY 23, 1997*   JULY 23, 1997*   JULY 23, 1997*   JULY 23, 1997*
                              THROUGH          THROUGH          THROUGH          THROUGH          THROUGH          THROUGH
                            DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                1997             1997             1997             1997             1997             1997
                           --------------   --------------   --------------   --------------   --------------   --------------
Dividend income..........    $   12,988         $  431          $ 17,837         $ 19,108         $  3,248          $1,806
                              ---------         ------          --------         --------          -------          ------
Realized and unrealized
  gain (loss) on
  investments (Note 2):
  Proceeds from sales....     1,130,952          1,169             2,372            4,593              796           1,560
  Cost of shares sold....     1,130,952          1,128             2,204            4,453              856           1,543
                              ---------         ------          --------         --------          -------          ------
Net realized gain (loss)
  on investments.........             0             41               168              140              (60)             17
Net increase (decrease)
  in unrealized
  appreciation of
  investments............             0            250           (11,007)         (16,670)          (2,929)           (624)
                              ---------         ------          --------         --------          -------          ------
Net realized and
  unrealized gain (loss)
  on investments.........             0            291           (10,839)         (16,530)          (2,989)           (607)
                              ---------         ------          --------         --------          -------          ------
Net increase in net
  assets resulting from
  operations.............    $   12,988         $  722          $  6,998         $  2,578         $    259          $1,199
                              =========         ======          ========         ========          =======          ======

---------------
*Commencement of operations.

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT L

                      STATEMENTS OF OPERATIONS (CONTINUED)

                                                             CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE
                                                        ------------------------------------------------------
                                                           CAPITAL             STOCK             WORLDWIDE
                                                         APPRECIATION          INDEX          EMERGING MARKETS
                                                          SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
                                                        --------------     --------------     ----------------
                                                        FOR THE PERIOD     FOR THE PERIOD      FOR THE PERIOD
                                                        JULY 23, 1997*     JULY 23, 1997*      JULY 23, 1997*
                                                           THROUGH            THROUGH             THROUGH
                                                         DECEMBER 31,       DECEMBER 31,        DECEMBER 31,
                                                             1997               1997                1997
                                                        --------------     --------------     ----------------
Dividend income.......................................     $  1,295            $  496             $      0
                                                            -------            ------              -------
Realized and unrealized gain (loss) on investments
  (Note 2):
  Proceeds from sales.................................        1,526             1,161                  473
  Cost of shares sold.................................        1,535             1,147                  534
                                                            -------            ------              -------
Net realized gain (loss) on investments...............           (9)               14                  (61)
Net increase (decrease) in unrealized appreciation of
  investment..........................................       (1,427)               54               (3,920)
                                                            -------            ------              -------
Net realized and unrealized gain (loss) on
  investments.........................................       (1,436)               68               (3,981)
                                                            -------            ------              -------
Net increase (decrease) in net assets resulting from
  operations..........................................     $   (141)           $  564             $ (3,981)
                                                            =======            ======              =======

---------------
*Commencement of operations.

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT L

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                              CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE
                                        ---------------------------------------------------------------------------------------
                                             MONEY                                                               INTERNATIONAL
                                            MARKET            EQUITY           SMALL CAP          MANAGED           GROWTH
                                          SUBACCOUNT        SUBACCOUNT        SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
                                        ---------------   ---------------   ---------------   ---------------   ---------------
                                        FOR THE PERIOD    FOR THE PERIOD    FOR THE PERIOD    FOR THE PERIOD    FOR THE PERIOD
                                        JULY 10, 1997**   JULY 23, 1997**   JULY 23, 1997**   JULY 23, 1997**   JULY 23, 1997**
                                            THROUGH           THROUGH           THROUGH           THROUGH           THROUGH
                                         DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                             1997              1997              1997              1997              1997
                                        ---------------   ---------------   ---------------   ---------------   ---------------
From operations:
  Net investment income...............    $    12,988         $   431          $  17,837         $  19,108         $   3,248
  Net realized gain (loss) on
    investments.......................              0              41                168               140               (60)
  Net increase (decrease) in
    unrealized appreciation of
    investments.......................              0             250            (11,007)          (16,670)           (2,929)
                                          -----------         -------           --------          --------          --------
Net increase (decrease) in net assets
  resulting from operations...........         12,988             722              6,998             2,578               259
                                          -----------         -------           --------          --------          --------
From unit transactions:
  Net proceeds from the issuance of
    units.............................      1,961,819          13,447            205,099           423,645           110,383
  Net asset value of units redeemed or
    used to meet contract
    obligations.......................     (1,130,952)         (1,169)            (2,372)           (4,593)             (796)
                                          -----------         -------           --------          --------          --------
Net increase from unit transactions...        830,867          12,278            202,727           419,052           109,587
                                          -----------         -------           --------          --------          --------
Net increase in net assets............        843,855          13,000            209,725           421,630           109,846
Net assets beginning of period........              0               0                  0                 0                 0
                                          -----------         -------           --------          --------          --------
Net assets end of period*.............    $   843,855         $13,000          $ 209,725         $ 421,630         $ 109,846
                                          ===========         =======           ========          ========          ========
Units outstanding beginning of
  period..............................              0               0                  0                 0                 0
Units issued during the period........        194,816           1,345             18,848            40,836            12,113
Units redeemed during the period......       (111,731)           (113)              (220)             (445)              (22)
                                          -----------         -------           --------          --------          --------
Units outstanding end of period.......         83,085           1,232             18,628            40,391            12,091
                                          ===========         =======           ========          ========          ========

---------------
 *Includes undistributed net
  investment income of:...............    $    12,988         $   431          $  17,837         $  19,108         $   3,248
**Commencement of operations.

                                          HIGH YIELD          CAPITAL            STOCK           WORLDWIDE
                                             BOND          APPRECIATION          INDEX        EMERGING MARKETS
                                          SUBACCOUNT        SUBACCOUNT        SUBACCOUNT         SUBACCOUNT
                                        ---------------   ---------------   ---------------   ----------------
                                        FOR THE PERIOD    FOR THE PERIOD    FOR THE PERIOD     FOR THE PERIOD
                                        JULY 23, 1997**   JULY 23, 1997**   JULY 23, 1997**   JULY 23, 1997**
                                            THROUGH           THROUGH           THROUGH           THROUGH
                                         DECEMBER 31,      DECEMBER 31,      DECEMBER 31,       DECEMBER 31,
                                             1997              1997              1997               1997
                                        ---------------   ---------------   ---------------   ----------------
From operations:
  Net investment income...............     $   1,806         $   1,295         $     496          $      0
  Net realized gain (loss) on
    investments.......................            17                (9)               14               (61)
  Net increase (decrease) in
    unrealized appreciation of
    investments.......................          (624)           (1,427)               54            (3,920)
                                            --------
Net increase (decrease) in net assets
  resulting from operations...........         1,199              (141)              564            (3,981)
                                            --------
From unit transactions:
  Net proceeds from the issuance of
    units.............................       157,186           157,623            13,566            17,333
  Net asset value of units redeemed or
    used to meet contract
    obligations.......................        (1,560)           (1,526)           (1,161)             (473)
                                            --------
Net increase from unit transactions...       155,626           156,097            12,405            16,860
                                            --------
Net increase in net assets............       156,825           155,956            12,969            12,879
Net assets beginning of period........             0                 0                 0                 0
                                            --------
Net assets end of period*.............     $ 156,825         $ 155,956         $  12,969          $ 12,879
                                            ========
Units outstanding beginning of
  period..............................             0                 0                 0                 0
Units issued during the period........        15,033            15,672             1,357             1,883
Units redeemed during the period......          (151)             (153)             (113)              (54)
                                            --------
Units outstanding end of period.......        14,882            15,519             1,244             1,829
                                            ========
---------------
 *Includes undistributed net
  investment income of:...............     $   1,806         $   1,295         $     496          $      0
**Commencement of operations.

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT L

                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND BUSINESS

     MONY America Variable Account L (the "Variable Account") is a separate investment account established on February 19, 1985 by MONY Life Insurance Company of America ("MONY America"), under the laws of the State of Arizona.

     The Variable Account operates as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). The Variable Account holds assets that are segregated from all of MONY America's other assets and, at present, is used to support Flexible Premium Variable Life Insurance policies, which include Variable Life Insurance (Strategist), Variable Universal Life (MONYEquity Master) and Corporate Sponsored Variable Life Insurance policies. These policies are issued by MONY America, which is a wholly-owned subsidiary of The Mutual Life Insurance Company of New York ("MONY"). For presentation purposes, the information related only to the Corporate Sponsored Variable Universal Life Insurance policies are presented here.

     There are currently fifteen Corporate Sponsored Variable Universal Subaccounts within the Variable Account. Six of the subaccounts have no assets and nine invest only in a corresponding portfolio of the MONY Series Fund, Inc. (the "Fund"), the Enterprise Accumulation Trust ("Enterprise"), the Dreyfus Investment Fund ("Dreyfus Fund"), the Dreyfus Stock Index Fund ("Dreyfus Index Fund"), and the Van Eck Insurance Trust ("Van Eck Trust") (collectively, the "Funds"). The subaccounts of the Corporate Sponsored Variable Universal Life commenced operations during 1997. The Funds are registered under the 1940 Act as open end, diversified, management investment companies.

     A full presentation of the related financial statements and footnotes of the Funds are contained on pages hereinafter and should be read in conjunction with these financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES

     Investment:

     The investment in shares of each of the respective portfolios is stated at value which is the net asset values of the Funds. Except for the Money Market Portfolios, net asset values are based upon market quotations of the securities held in each of the corresponding portfolios of the Funds. For the Money Market Portfolios, the net asset values are based on amortized cost of the securities held which approximates value.

     Taxes:

     MONY America is currently taxed as a life insurance company and will include the Variable Account's operations in its tax return. MONY America does not expect, based on current tax law, to incur any income tax burden upon the earnings or realized capital gains attributable to the Variable Account. Based on this expectation, no charges are currently being deducted from the Variable Account for federal income tax purposes.

3. RELATED PARTY TRANSACTIONS

     MONY America is the legal owner of the assets held by the Variable Account.

     Policy premiums received from MONY America by the Variable Account represent gross policy premiums recorded by MONY America less deductions retained as compensation for certain sales distribution expenses and premium taxes.

     The cost of insurance, administration charges, mortality and expense risk charge and, if applicable, the cost of any optional benefits added by riders are deducted on each monthly date from the cash value of the contract to compensate MONY America. These deductions are treated as contractholder redemptions by the Variable Account. The amount deducted for the Corporate Sponsored Variable Life Subaccounts for 1997 aggregated $45,707.

                                  MONY AMERICA

                               VARIABLE ACCOUNT L

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3. RELATED PARTY TRANSACTIONS (CONTINUED)
     As investment adviser to the Fund, MONY America receives amounts paid by the Fund for those services.

     Enterprise Capital Management, Inc., a wholly-owned subsidiary of MONY, acts as investment adviser to Enterprise, and it receives amounts paid by Enterprise for those services.

4. INVESTMENTS

     Investments in Corporate Sponsored Variable Universal Life at cost, at December 31, 1997 consist of the following:

                                  MONEY                                             INTERNATIONAL   HIGH YIELD
                                 MARKET        EQUITY     SMALL CAP     MANAGED        GROWTH          BOND
                               SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                               -----------   ----------   ----------   ----------   -------------   ----------
Shares beginning of period:
  Shares.....................            0           0            0            0              0             0
  Amount.....................  $         0    $      0     $      0     $      0      $       0      $      0
                                  --------     -------     --------     --------       --------      --------
Shares acquired:
  Shares.....................    1,961,819         391        7,272        9,979         17,370        27,422
  Amount.....................  $ 1,961,819    $ 13,447     $205,099     $423,645      $ 110,383      $157,186
Shares received for
  reinvestment of dividends:
  Shares.....................       12,988          12          668          469            526           316
  Amount.....................  $    12,988    $    431     $ 17,837     $ 19,108      $   3,248      $  1,806
Shares redeemed:
  Shares.....................   (1,130,952)        (33)         (85)        (109)          (122)         (273)
  Amount.....................  $(1,130,952)   $ (1,128)    $ (2,204)    $ (4,453)     $    (856)     $ (1,543)
                                  --------     -------     --------     --------       --------      --------
Net change:
  Shares.....................      843,855         370        7,855       10,339         17,774        27,465
  Amount.....................  $   843,855    $ 12,750     $220,732     $438,300      $ 112,775      $157,449
                                  --------     -------     --------     --------       --------      --------
Shares end of period:
  Shares.....................      843,855         370        7,855       10,339         17,774        27,465
  Amount.....................  $   843,855    $ 12,750     $220,732     $438,300      $ 112,775      $157,449
                                  ========     =======     ========     ========       ========      ========

                                  MONY AMERICA

                               VARIABLE ACCOUNT L

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. INVESTMENTS (CONTINUED)
     Investments in Corporate Sponsored Variable Universal Life at cost, at December 31, 1997 consist of the following:

                                                        CAPITAL          STOCK           WORLDWIDE
                                                      APPRECIATION       INDEX        EMERGING MARKETS
                                                       SUBACCOUNT      SUBACCOUNT        SUBACCOUNT
                                                      ------------     ----------     ----------------
Shares beginning of period:
  Shares............................................           0               0                 0
  Amount............................................    $      0        $      0          $      0
                                                        --------         -------           -------
Shares acquired:
  Shares............................................       5,598             529             1,205
  Amount............................................    $157,623        $ 13,566          $ 17,333
Shares received for reinvestment of dividends:
  Shares............................................          47              19                 0
  Amount............................................    $  1,295        $    496          $      0
Shares redeemed:
  Shares............................................         (55)            (45)              (34)
  Amount............................................    $ (1,535)       $ (1,147)         $   (534)
                                                        --------         -------           -------
Net change:
  Shares............................................       5,590             503             1,171
  Amount............................................    $157,383        $ 12,915          $ 16,799
                                                        --------         -------           -------
Shares end of period:
  Shares............................................       5,590             503             1,171
  Amount............................................    $157,383        $ 12,915          $ 16,799
                                                        ========         =======           =======

                       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF DIRECTORS OF
MONY LIFE INSURANCE COMPANY OF AMERICA:

     We have audited the accompanying statutory statements of admitted assets, liabilities, capital and surplus of MONY Life Insurance Company of America ("the Company") as of December 31, 1997 and 1996, and the related statutory statements of operations, capital and surplus, and cash flows for the years then ended. These statutory financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     The Company presents its financial statements in conformity with the accounting practices prescribed or permitted by the Insurance Department of the State of Arizona ("statutory"), which is a comprehensive basis of accounting other than generally accepted accounting principles ("GAAP"). As explained in
Note 2 to the financial statements, the accounting practices used by the Company vary from generally accepted accounting principles, and the effects of these variances are material.

     In our opinion, because of the effects of the matter discussed in the preceding paragraph, the statutory financial statements referred to above do not present fairly, in conformity with GAAP, the financial position of the Company as of December 31, 1997 and 1996, or the results of its operations and its cash flows, for the years then ended.

     In our opinion, however, the statutory financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of the Company as of December 31, 1997 and 1996, and the results of its operations and its cash flows for the years then ended on the basis of accounting described in Note 2.

     Our audits were conducted for the purpose of expressing an opinion on the financial statements taken as a whole. The Supplemental Schedule of Selected Financial Data is presented to comply with the National Association of Insurance Commissioners' Annual Statement Instructions and is not a required part of the basic financial statements. The Supplemental Schedule of Selected Financial Data has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.

                                          COOPERS & LYBRAND L.L.P.

New York, New York
February 27, 1998

                                      MONY
                               VARIABLE ACCOUNT L
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1997

                                                                          VARIABLE LIFE
                                          -----------------------------------------------------------------------------
                                            EQUITY       EQUITY     INTERMEDIATE   LONG TERM                   MONEY
                                            GROWTH       INCOME      TERM BOND        BOND      DIVERSIFIED    MARKET
                                          SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                          ----------   ----------   ------------   ----------   ----------   ----------
ASSETS
Investments at cost (Note 4)............   $ 59,712     $ 34,880      $  6,642      $ 12,694     $ 57,696     $ 30,472
                                           ========     ========      ========      ========     ========     ========
Investments in MONY Series Fund, Inc. at
  net asset value (Note 2)..............   $ 78,828     $ 43,065      $  7,061      $ 14,885     $ 80,473     $ 30,472
                                           --------     --------      --------      --------     --------     --------
Net assets..............................   $ 78,828     $ 43,065      $  7,061      $ 14,885     $ 80,473     $ 30,472
                                           ========     ========      ========      ========     ========     ========
Net assets consist of:
  Contractholders' net payments.........   $ 73,062     $ 45,390      $  9,167      $ 16,264     $ 66,996     $ 51,361
  Cost of insurance withdrawals (Note
     3).................................    (52,273)     (32,888)      (12,767)      (35,492)     (36,906)     (46,167)
  Undistributed net investment income...     14,096       12,767         9,152        26,685       22,898       25,278
  Accumulated net realized gain on
     investments........................     24,827        9,611         1,090         5,237        4,708            0
  Unrealized appreciation of
     investments........................     19,116        8,185           419         2,191       22,777            0
                                           --------     --------      --------      --------     --------     --------
Net assets..............................   $ 78,828     $ 43,065      $  7,061      $ 14,885     $ 80,473     $ 30,472
                                           ========     ========      ========      ========     ========     ========
Number of units outstanding*............      1,811          962           331           571        2,366        1,767
                                           --------     --------      --------      --------     --------     --------
Net asset value per unit outstanding*...   $  43.52     $  44.75      $  21.36      $  26.07     $  34.02     $  17.25
                                           ========     ========      ========      ========     ========     ========

---------------

* Units outstanding have been rounded for presentation purposes.

                       See notes to financial statements.

                                      MONY
                               VARIABLE ACCOUNT L
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                               DECEMBER 31, 1997

                                                                             VARIABLE UNIVERSAL LIFE
                                                         ----------------------------------------------------------------
                                                         GOVERNMENT   INTERMEDIATE   LONG TERM      MONEY
                                                         SECURITIES    TERM BOND        BOND        MARKET       EQUITY
                                                         SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                                         ----------   ------------   ----------   ----------   ----------
ASSETS
Investments at cost (Note 4)...........................   $ 12,769       $2,176       $ 39,273     $169,650    $1,175,271
                                                           =======       ======        =======     ========    ==========
Investments in Enterprise Accumulation Trust at net
  asset value (Note 2).................................   $      0       $    0       $      0     $      0    $1,175,951
Investments in MONY Series Fund, Inc. at net asset
  value (Note 2).......................................     13,071        2,253         41,575      169,650            0
Amount due from MONY...................................          0            0              0       11,137          338
Amount due from MONY Series Fund, Inc..................          0            0              0            8            0
Amount due from Enterprise Accumulation Trust..........          0            0              0            0          292
                                                           -------       ------        -------     --------    ----------
        Total assets...................................     13,071        2,253         41,575      180,795    1,176,581
                                                           -------       ------        -------     --------    ----------
LIABILITIES
Amount due to MONY.....................................          0            0              0            8          292
Amount due to MONY Series Fund, Inc....................          0            0              0       11,137            0
Amount due to Enterprise Accumulation Trust............          0            0              0            0          338
                                                           -------       ------        -------     --------    ----------
        Total liabilities..............................          0            0              0       11,145          630
                                                           -------       ------        -------     --------    ----------
Net assets.............................................   $ 13,071       $2,253       $ 41,575     $169,650    $1,175,951
                                                           =======       ======        =======     ========    ==========
Net assets consist of:
  Contractholders' net payments........................   $ 13,868       $2,780       $ 40,624     $177,277    $1,201,571
  Cost of insurance withdrawals (Note 3)...............     (1,099)        (631)        (2,199)     (10,640)     (95,632)
  Undistributed/accumulated net investment income
    (loss).............................................        (32)           0            890        3,013       36,569
  Accumulated net realized gain (loss) on
    investments........................................         32           27            (42)           0       32,763
  Unrealized appreciation (depreciation) of
    investments........................................        302           77          2,302            0          680
                                                           -------       ------        -------     --------    ----------
Net assets.............................................   $ 13,071       $2,253       $ 41,575     $169,650    $1,175,951
                                                           =======       ======        =======     ========    ==========
Number of units outstanding*...........................      1,234          211          3,719       16,142       93,188
                                                           -------       ------        -------     --------    ----------
Net asset value per unit outstanding*..................   $  10.59       $10.69       $  11.18     $  10.51    $   12.62
                                                           =======       ======        =======     ========    ==========


                                                                                   INTERNATIONAL  HIGH YIELD
                                                         SMALL CAP     MANAGED        GROWTH         BOND
                                                         SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                         ----------   ----------   ------------   ----------
ASSETS
Investments at cost (Note 4)...........................   $221,696    $2,347,957     $181,455      $ 96,548
                                                          ========    ==========     ========       =======
Investments in Enterprise Accumulation Trust at net
  asset value (Note 2).................................   $222,289    $2,351,256     $171,237      $ 97,797
Investments in MONY Series Fund, Inc. at net asset
  value (Note 2).......................................          0            0             0             0
Amount due from MONY...................................         79          510           121            72
Amount due from MONY Series Fund, Inc..................          0            0             0             0
Amount due from Enterprise Accumulation Trust..........        114        3,704           252           128
                                                          --------    ----------     --------       -------
        Total assets...................................    222,482    2,355,470       171,610        97,997
                                                          --------    ----------     --------       -------
LIABILITIES
Amount due to MONY.....................................        114        3,704           252           128
Amount due to MONY Series Fund, Inc....................          0            0             0             0
Amount due to Enterprise Accumulation Trust............         79          510           121            72
                                                          --------    ----------     --------       -------
        Total liabilities..............................        193        4,214           373           200
                                                          --------    ----------     --------       -------
Net assets.............................................   $222,289    $2,351,256     $171,237      $ 97,797
                                                          ========    ==========     ========       =======
Net assets consist of:
  Contractholders' net payments........................   $219,317    $2,403,572     $183,398      $ 97,316
  Cost of insurance withdrawals (Note 3)...............    (27,296)    (210,449)      (12,894)       (6,828)
  Undistributed/accumulated net investment income
    (loss).............................................     18,382      100,018         4,481         4,369
  Accumulated net realized gain (loss) on
    investments........................................     11,293       54,816         6,470         1,691
  Unrealized appreciation (depreciation) of
    investments........................................        593        3,299       (10,218)        1,249
                                                          --------    ----------     --------       -------
Net assets.............................................   $222,289    $2,351,256     $171,237      $ 97,797
                                                          ========    ==========     ========       =======
Number of units outstanding*...........................     14,918      178,819        16,311         8,584
                                                          --------    ----------     --------       -------
Net asset value per unit outstanding*..................   $  14.90    $   13.15      $  10.50      $  11.39
                                                          ========    ==========     ========       =======

---------------

* Units outstanding have been rounded for presentation purposes.

                       See notes to financial statements.

                                      MONY

                               VARIABLE ACCOUNT L

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                          VARIABLE LIFE
                                          -----------------------------------------------------------------------------
                                            EQUITY       EQUITY     INTERMEDIATE   LONG TERM                   MONEY
                                            GROWTH       INCOME      TERM BOND        BOND      DIVERSIFIED    MARKET
                                          SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                          ----------   ----------   ------------   ----------   ----------   ----------
Dividend income.........................   $  5,414     $  4,188       $  384       $    836     $  5,526     $  1,578
Mortality and expense risk charges (Note
  3)....................................       (443)        (251)         (41)           (84)        (452)        (184)
                                            -------      -------        -----        -------      -------      -------
Net investment income...................      4,971        3,937          343            752        5,074        1,394
                                            -------      -------        -----        -------      -------      -------
Realized and unrealized gain on
  investments (Note 2):
  Proceeds from sales...................     14,275       12,118          504          1,123        3,828        2,858
  Cost of shares sold...................     (8,731)      (8,787)        (477)        (1,057)      (2,343)      (2,858)
                                            -------      -------        -----        -------      -------      -------
Net realized gain on investments........      5,544        3,331           27             66        1,485            0
Net increase in unrealized appreciation
  of investments........................      7,657        3,274           97            884        9,311            0
                                            -------      -------        -----        -------      -------      -------
Net realized and unrealized gain on
  investments...........................     13,201        6,605          124            950       10,796            0
                                            -------      -------        -----        -------      -------      -------
Net increase in net assets resulting
  from operations.......................   $ 18,172     $ 10,542       $  467       $  1,702     $ 15,870     $  1,394
                                            =======      =======        =====        =======      =======      =======

                       See notes to financial statements.

                                      MONY

                               VARIABLE ACCOUNT L

                      STATEMENTS OF OPERATIONS (CONTINUED)

                                                                         VARIABLE UNIVERSAL LIFE
                                       --------------------------------------------------------------------------------------------
                                          GOVERNMENT       INTERMEDIATE    LONG TERM        MONEY
                                          SECURITIES        TERM BOND         BOND          MARKET         EQUITY       SMALL CAP
                                          SUBACCOUNT        SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                       -----------------   ------------   ------------   ------------   ------------   ------------
                                        FOR THE PERIOD     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                       MARCH 24, 1997**       ENDED          ENDED          ENDED          ENDED          ENDED
                                            THROUGH        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                       DECEMBER 31, 1997       1997           1997           1997           1997           1997
                                       -----------------   ------------   ------------   ------------   ------------   ------------
Dividend income......................       $     0          $      9       $  1,064     $     3,211     $   38,940      $ 18,805
Mortality and expense risk charges
  (Note 3)...........................           (32)               (9)          (172)           (467)        (3,058)         (684)
                                            -------           -------     -----------      ---------       --------     ---------
Net investment income (loss).........           (32)                0            892           2,744         35,882        18,121
                                            -------           -------     -----------      ---------       --------     ---------
Realized and unrealized gain (loss)
  on investments (Note 2):
  Proceeds from sales................         1,236             1,178          3,178       1,869,084        231,222        53,290
  Cost of shares sold................        (1,204)           (1,151)        (3,220)     (1,869,084)      (198,296)      (42,001)
                                            -------           -------     -----------      ---------       --------     ---------
Net realized gain (loss) on
  investments........................            32                27            (42)              0         32,926        11,289
Net increase (decrease) in unrealized
  appreciation of investments........           302                77          2,367               0          1,377           583
                                            -------           -------     -----------      ---------       --------     ---------
Net realized and unrealized gain
  (loss) on investments..............           334               104          2,325               0         34,303        11,872
                                            -------           -------     -----------      ---------       --------     ---------
Net increase in net assets resulting
  from operations....................       $   302          $    104       $  3,217     $     2,744     $   70,185      $ 29,993
                                            =======           =======     ===========      =========       ========     =========


                                                      INTERNATIONAL   HIGH YIELD
                                         MANAGED         GROWTH          BOND
                                        SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                       ------------   ------------   ------------
                                       FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                          ENDED          ENDED          ENDED
                                       DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                           1997           1997           1997
                                       ------------   ------------   ------------
Dividend income......................   $  106,305      $  5,055       $  4,750
Mortality and expense risk charges
  (Note 3)...........................       (7,473)         (624)          (382)
                                          --------      --------
Net investment income (loss).........       98,832         4,431          4,368
                                          --------      --------
Realized and unrealized gain (loss)
  on investments (Note 2):
  Proceeds from sales................      428,261        55,974         43,396
  Cost of shares sold................     (373,390)      (49,504)       (41,705)
                                          --------      --------
Net realized gain (loss) on
  investments........................       54,871         6,470          1,691
Net increase (decrease) in unrealized
  appreciation of investments........        5,802       (10,379)         1,248
                                          --------      --------
Net realized and unrealized gain
  (loss) on investments..............       60,673        (3,909)         2,939
                                          --------      --------
Net increase in net assets resulting
  from operations....................   $  159,505      $    522       $  7,307
                                          ========      ========

---------------

** Commencement of operations.

                       See notes to financial statements.

                                      MONY

                               VARIABLE ACCOUNT L

                      STATEMENTS OF CHANGES IN NET ASSETS

                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                       VARIABLE LIFE
                                                         --------------------------------------------------------------------------
                                                                                                                             LONG
                                                                                                          INTERMEDIATE       TERM
                                                            EQUITY GROWTH           EQUITY INCOME             TERM           BOND
                                                              SUBACCOUNT             SUBACCOUNT         BOND SUBACCOUNT      SUB
                                                                                                                            ACCOUNT
                                                         --------------------    -------------------    ----------------    -------
                                                           1997        1996        1997       1996       1997      1996      1997
                                                         --------    --------    --------    -------    ------    ------    -------
From operations:
  Net investment income (loss).......................... $  4,971    $   (381)   $  3,937    $  (128)   $  343    $  (39)   $   752
  Net realized gain on investments......................    5,544       6,197       3,331      1,851        27        19         66
  Net increase (decrease) in unrealized appreciation of
    investments.........................................    7,657       6,121       3,274      3,722        97       218        884
                                                         --------    --------    --------    -------
Net increase (decrease) in net assets resulting from
  operations............................................   18,172      11,937      10,542      5,445       467       198      1,702
                                                         --------    --------    --------    -------
From unit transactions:
  Net proceeds from the issuance of units...............   15,902       7,362      10,731      6,575       407       372        618
  Net asset value of units redeemed or used to meet
    contract obligations................................  (13,078)    (20,999)    (11,293)    (8,207)     (463)     (432)    (1,039)
                                                         --------    --------    --------    -------
Net increase (decrease) from unit transactions..........    2,824     (13,637)       (562)    (1,632)      (56)      (60)      (421)
                                                         --------    --------    --------    -------
Net increase (decrease) in net assets...................   20,996      (1,700)      9,980      3,813       411       138      1,281
Net assets beginning of year............................   57,832      59,532      33,085     29,272     6,650     6,512     13,604
                                                         --------    --------    --------    -------
Net assets end of year*................................. $ 78,828    $ 57,832    $ 43,065    $33,085    $7,061    $6,650    $14,885
                                                         ========    ========    ========    =======
Units outstanding beginning of year.....................    1,726       2,137         965      1,016       333       336        588
Units issued during the year............................      428         241         282        213        20        19         26
Units redeemed during the year..........................     (343)       (652)       (285)      (264)      (22)      (22)       (43)
                                                         --------    --------    --------    -------
Units outstanding end of year...........................    1,811       1,726         962        965       331       333        571
                                                         ========    ========    ========    =======

---------------
* Includes undistributed net investment income of:       $ 14,096    $  9,125    $ 12,767    $ 8,830    $9,152    $8,809    $26,685


                                                                        DIVERSIFIED           MONEY MARKET
                                                                         SUBACCOUNT            SUBACCOUNT
                                                                     ------------------    ------------------
                                                           1996       1997       1996       1997       1996
                                                          -------    -------    -------    -------    -------
                                                         <C
From operations:
  Net investment income (loss)..........................  $   (80)   $ 5,074    $  (373)   $ 1,394    $ 1,372
  Net realized gain on investments......................       33      1,485      1,052          0          0
  Net increase (decrease) in unrealized appreciation of
    investments.........................................      (93)     9,311      7,350          0          0

Net increase (decrease) in net assets resulting from
  operations............................................     (140)    15,870      8,029      1,394      1,372

From unit transactions:
  Net proceeds from the issuance of units...............      608      2,162      2,620        967        184
  Net asset value of units redeemed or used to meet
    contract obligations................................     (985)    (3,376)    (3,238)    (2,652)    (2,285)

Net increase (decrease) from unit transactions..........     (377)    (1,214)      (618)    (1,685)    (2,101)

Net increase (decrease) in net assets...................     (517)    14,656      7,411       (291)      (729)
Net assets beginning of year............................   14,121     65,817     58,406     30,763     31,492

Net assets end of year*.................................  $13,604    $80,473    $65,817    $30,472    $30,763

Units outstanding beginning of year.....................      605      2,404      2,427      1,867      1,997
Units issued during the year............................       28         69        103         59         12
Units redeemed during the year..........................      (45)      (107)      (126)      (159)      (142)

Units outstanding end of year...........................      588      2,366      2,404      1,767      1,867

---------------
* Includes undistributed net investment income of:        $25,933    $22,898    $17,824    $25,278    $23,884

                       See notes to financial statements.

                                      MONY

                               VARIABLE ACCOUNT L

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                   VARIABLE UNIVERSAL LIFE
                                                         ---------------------------------------------------------------------------
                                                           GOVERNMENT          INTERMEDIATE TERM                 LONG TERM
                                                           SECURITIES                 BOND                          BOND
                                                           SUBACCOUNT              SUBACCOUNT                    SUBACCOUNT
                                                         --------------   ----------------------------  ----------------------------
                                                         FOR THE PERIOD                 FOR THE PERIOD                FOR THE PERIOD
                                                           MARCH 24,      FOR THE YEAR   DECEMBER 6,    FOR THE YEAR   DECEMBER 6,
                                                         1997** THROUGH      ENDED      1996** THROUGH     ENDED      1996** THROUGH
                                                          DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                              1997            1997           1996           1997           1996
                                                         --------------   ------------  --------------  ------------  --------------
From operations:
  Net investment income (loss)..........................    $    (32)        $    0          $  0         $    892       $     (2)
  Net realized gain (loss) on investments...............          32             27             0              (42)             0
  Net increase (decrease) in unrealized appreciation of
    investments.........................................         302             77             0            2,367            (65)
                                                             -------         ------           ---          -------        -------
Net increase (decrease) in net assets resulting from
  operations............................................         302            104             0            3,217            (67)
                                                             -------         ------           ---          -------        -------
From unit transactions:
  Net proceeds from the issuance of units...............      13,868          2,923            43           28,471         12,153
  Net asset value of units redeemed or used to meet
    contract obligations................................      (1,099)          (813)           (4)          (2,195)            (4)
                                                             -------         ------           ---          -------        -------
Net increase from unit transactions.....................      12,769          2,110            39           26,276         12,149
                                                             -------         ------           ---          -------        -------
Net increase in net assets..............................      13,071          2,214            39           29,493         12,082
Net assets beginning of period..........................           0             39             0           12,082              0
                                                             -------         ------           ---          -------        -------
Net assets end of period*...............................    $ 13,071         $2,253          $ 39         $ 41,575       $ 12,082
                                                             =======         ======           ===          =======        =======
Units outstanding beginning of period...................           0              4             0            1,217              0
Units issued during the period..........................       1,336            286             4            2,712          1,217
Units redeemed during the period........................        (102)           (79)            0             (210)             0
                                                             -------         ------           ---          -------        -------
Units outstanding end of period.........................       1,234            211             4            3,719          1,217
                                                             =======         ======           ===          =======        =======

---------------
 * Includes undistributed/accumulated net investment
income (loss) of:                                           $    (32)        $    0          $  0         $    890       $     (2)
** Commencement of operations.

                                                                     MONEY
                                                                     MARKET                        EQUITY
                                                                   SUBACCOUNT                    SUBACCOUNT
                                                          ----------------------------  ----------------------------
                                                                        FOR THE PERIOD                FOR THE PERIOD
                                                          FOR THE YEAR   OCTOBER 17,    FOR THE YEAR   NOVEMBER 17,
                                                             ENDED      1996** THROUGH     ENDED      1996** THROUGH
                                                          DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                              1997           1996           1997           1996
                                                          ------------  --------------  ------------  --------------
From operations:
  Net investment income (loss)..........................  $      2,744     $    269      $   35,882      $    687
  Net realized gain (loss) on investments...............             0            0          32,926          (163)
  Net increase (decrease) in unrealized appreciation of
    investments.........................................             0            0           1,377          (697)
                                                           -----------      -------      ----------       -------
Net increase (decrease) in net assets resulting from
  operations............................................         2,744          269          70,185          (173)
                                                           -----------      -------      ----------       -------
From unit transactions:
  Net proceeds from the issuance of units...............     1,828,075      221,062       1,163,129        54,842
  Net asset value of units redeemed or used to meet
    contract obligations................................    (1,728,100)    (154,400)       (111,523)         (509)
                                                           -----------      -------      ----------       -------
Net increase from unit transactions.....................        99,975       66,662       1,051,606        54,333
                                                           -----------      -------      ----------       -------
Net increase in net assets..............................       102,719       66,931       1,121,791        54,160
Net assets beginning of period..........................        66,931            0          54,160             0
                                                           -----------      -------      ----------       -------
Net assets end of period*...............................  $    169,650     $ 66,931      $1,175,951      $ 54,160
                                                           ===========      =======      ==========       =======
Units outstanding beginning of period...................         6,655            0           5,358             0
Units issued during the period..........................       177,168       22,031          97,340         5,409
Units redeemed during the period........................      (167,681)     (15,376)         (9,510)          (51)
                                                           -----------      -------      ----------       -------
Units outstanding end of period.........................        16,142        6,655          93,188         5,358
                                                           ===========      =======      ==========       =======
---------------
 * Includes undistributed/accumulated net investment
income (loss) of:                                         $      3,013     $    269      $   36,569      $    687
** Commencement of operations.

                       See notes to financial statements.

                                      MONY

                               VARIABLE ACCOUNT L

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                 VARIABLE UNIVERSAL LIFE (CONTINUED)
                                                                     -----------------------------------------------------------
                                                                               SMALL CAP                      MANAGED
                                                                              SUBACCOUNT                     SUBACCOUNT
                                                                     -----------------------------  ----------------------------
                                                                                    FOR THE PERIOD                FOR THE PERIOD
                                                                     FOR THE YEAR    NOVEMBER 1,    FOR THE YEAR   OCTOBER 28,
                                                                        ENDED       1996** THROUGH     ENDED      1996** THROUGH
                                                                     DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                         1997            1996           1997           1996
                                                                     ------------   --------------  ------------  --------------
From operations:
  Net investment income.............................................   $ 18,121        $    261      $   98,832      $  1,186
  Net realized gains (losses) on investments........................     11,289               4          54,871           (55)
  Net increase (decrease) in unrealized appreciation of
    investments.....................................................        583              10           5,802        (2,503)
                                                                       --------         -------      ----------      --------
Net increase (decrease) in net assets resulting from operations.....     29,993             275         159,505        (1,372)
                                                                       --------         -------      ----------      --------
From unit transactions:
  Net proceeds from the issuance of units...........................    210,986          16,647       2,299,829       129,958
  Net asset value of units redeemed or used to meet contract
    obligations.....................................................    (35,444)           (168)       (235,234)       (1,430)
                                                                       --------         -------      ----------      --------
Net increase from unit transactions.................................    175,542          16,479       2,064,595       128,528
                                                                       --------         -------      ----------      --------
Net increase in net assets..........................................    205,535          16,754       2,224,100       127,156
Net assets beginning of period......................................     16,754               0         127,156             0
                                                                       --------         -------      ----------      --------
Net assets end of period*...........................................   $222,289        $ 16,754      $2,351,256      $127,156
                                                                       ========         =======      ==========      ========
Units outstanding beginning of period...............................      1,611               0          11,951             0
Units issued during the period......................................     15,917           1,628         185,804        12,086
Units redeemed during the period....................................     (2,610)            (17)        (18,936)         (135)
                                                                       --------         -------      ----------      --------
Units outstanding end of period.....................................     14,918           1,611         178,819        11,951
                                                                       ========         =======      ==========      ========

---------------
 * Includes undistributed/accumulated net investment income (loss)
  of:                                                                  $ 18,382        $    261      $  100,018      $  1,186
** Commencement of operations.

                                                                             INTERNATIONAL                   HIGH YIELD
                                                                                 GROWTH                         BOND
                                                                               SUBACCOUNT                    SUBACCOUNT
                                                                      ----------------------------  ----------------------------
                                                                                    FOR THE PERIOD                FOR THE PERIOD
                                                                      FOR THE YEAR   NOVEMBER 21,   FOR THE YEAR   DECEMBER 6,
                                                                         ENDED      1996** THROUGH     ENDED      1996** THROUGH
                                                                      DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                          1997           1996           1997           1996
                                                                      ------------  --------------  ------------  --------------
From operations:
  Net investment income.............................................    $  4,431       $     50       $  4,368         $  1
  Net realized gains (losses) on investments........................       6,470              0          1,691            0
  Net increase (decrease) in unrealized appreciation of
    investments.....................................................     (10,379)           161          1,248            1
                                                                        --------        -------        -------         ----
Net increase (decrease) in net assets resulting from operations.....         522            211          7,307            2
                                                                        --------        -------        -------         ----
From unit transactions:
  Net proceeds from the issuance of units...........................     175,743         14,259         98,004          392
  Net asset value of units redeemed or used to meet contract
    obligations.....................................................     (19,488)           (10)        (7,883)         (25)
                                                                        --------        -------        -------         ----
Net increase from unit transactions.................................     156,255         14,249         90,121          367
                                                                        --------        -------        -------         ----
Net increase in net assets..........................................     156,777         14,460         97,428          369
Net assets beginning of period......................................      14,460              0            369            0
                                                                        --------        -------        -------         ----
Net assets end of period*...........................................    $171,237       $ 14,460       $ 97,797         $369
                                                                        ========        =======        =======         ====
Units outstanding beginning of period...............................       1,439              0             37            0
Units issued during the period......................................      16,654          1,440          9,272           39
Units redeemed during the period....................................      (1,782)            (1)          (725)          (2)
                                                                        --------        -------        -------         ----
Units outstanding end of period.....................................      16,311          1,439          8,584           37
                                                                        ========        =======        =======         ====
---------------
 * Includes undistributed/accumulated net investment income (loss)
  of:                                                                   $  4,481       $     50       $  4,369         $  1
** Commencement of operations.

                       See notes to financial statements.

                                      MONY

                               VARIABLE ACCOUNT L

                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND BUSINESS

     MONY Variable Account L (the "Variable Account") is a separate investment account established on November 28, 1990 by The Mutual Life Insurance Company of New York ("MONY"), under the laws of the State of New York.

     The Variable Account operates as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). The Variable Account holds assets that are segregated from all of MONY's other assets and, at present, is used only to support Variable Life Insurance policies and Variable Universal Life Insurance policies. These policies are issued by MONY.

     There are currently fifteen subaccounts within the Variable Account, and each invests only in a corresponding portfolio of the MONY Series Fund, Inc. (the "Fund") or the Enterprise Accumulation Trust ("Enterprise") (collectively, the "Funds"). The subaccounts of the Variable Universal Life commenced operations during 1996 and 1997. The Funds are registered under the 1940 Act as open end, diversified, management investment companies.

     A full presentation of the related financial statements and footnotes of the Fund and Enterprise are contained on pages 68 to 102 and 105 to 142, respectively, and should be read in conjunction with these financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES

  Investments:

     The investment in shares of each of the respective portfolios of the Funds is stated at value which is the net asset value of the Funds. Net asset values are based upon market valuations of the securities held in each of the corresponding portfolios of the Funds. For the Money Market Portfolios, the net asset values are based on amortized cost of the securities held which approximates value.

  Taxes:

     MONY is currently taxed as a life insurance company and will include the Variable Account's operations in its tax return. MONY does not expect, based upon current tax law, to incur any income tax burden upon the earnings or realized capital gains attributable to the Variable Account. Based on this expectation, no charges are currently being deducted from the the Variable Account for federal income tax purposes.

3. RELATED PARTY TRANSACTIONS

     MONY is the legal owner of the assets of the Variable Account.

     Policy premiums received from MONY by the Variable Account represent gross policy premiums recorded by MONY less deductions retained as compensation for certain sales distribution expenses and premium taxes.

     The cost of insurance, administration charges, and, if applicable, the cost of any optional benefits added by riders are deducted monthly from the cash value of the contract to compensate MONY. These deductions are treated as contractholder redemptions by the Variable Account. The amount deducted for all subaccounts for 1997 aggregated $382,844.

     MONY receives from the Variable Account the amounts deducted for mortality and expense risks at an annual rate of .60 percent (for the Variable Life Subaccounts) and .75 percent (for the Variable Universal Life Subaccounts) of aggregate average daily net assets. As MONY America, a wholly-owned subsidiary of MONY, acts as investment adviser to the Fund, it receives amounts paid by the Fund for those services.

                                      MONY

                               VARIABLE ACCOUNT L

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3. RELATED PARTY TRANSACTIONS (CONTINUED)
     Enterprise Capital Management, Inc., a wholly-owned subsidiary of MONY, acts as investment adviser to Enterprise, and it receives amounts paid by Enterprise for those services.

4. INVESTMENTS

     Investments in Variable Life at cost, at December 31, 1997 consist of the following:

                                                                MONY SERIES FUND, INC.
                                      --------------------------------------------------------------------------
                                       EQUITY      EQUITY     INTERMEDIATE   LONG TERM                   MONEY
                                       GROWTH      INCOME      TERM BOND       BOND      DIVERSIFIED    MARKET
                                      PORTFOLIO   PORTFOLIO    PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO
                                      ---------   ---------   ------------   ---------   -----------   ---------
Shares beginning of year:
  Shares............................      1,904       1,412         607         1,059        3,658        30,763
  Amount............................   $ 46,373    $ 28,174      $6,328       $12,297      $52,351      $ 30,763
                                        -------     -------      ------       -------      -------       -------
Shares acquired:
  Shares............................        508         455          38            49          112           989
  Amount............................   $ 16,656    $ 11,305      $  407       $   618      $ 2,162      $    989
Shares received for reinvestment of
  dividends:
  Shares............................        192         195          37            71          331         1,578
  Amount............................   $  5,414    $  4,188      $  384       $   836      $ 5,526      $  1,578
Shares redeemed:
  Shares............................       (420)       (472)        (47)          (88)        (197)       (2,858)
  Amount............................   $ (8,731)   $ (8,787)     $ (477)      $(1,057)     $(2,343)     $ (2,858)
                                        -------     -------      ------       -------      -------       -------
Net change:
  Shares............................        280         178          28            32          246          (291)
  Amount............................   $ 13,339    $  6,706      $  314       $   397      $ 5,345      $   (291)
                                        -------     -------      ------       -------      -------       -------
Shares end of year:
  Shares............................      2,184       1,590         635         1,091        3,904        30,472
  Amount............................   $ 59,712    $ 34,880      $6,642       $12,694      $57,696      $ 30,472
                                        =======     =======      ======       =======      =======       =======

                                      MONY

                               VARIABLE ACCOUNT L

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. INVESTMENTS (CONTINUED)
     Investments in Variable Universal Life at cost, at December 31, 1997 consist of the following:

                         MONY SERIES FUND, INC.                                   ENTERPRISE ACCUMULATION TRUST
           ---------------------------------------------------   ----------------------------------------------------------------
           GOVERNMENT   INTERMEDIATE   LONG TERM      MONEY                                            INTERNATIONAL   HIGH YIELD
           SECURITIES    TERM BOND       BOND        MARKET        EQUITY     SMALL CAP    MANAGED        GROWTH          BOND
           PORTFOLIO     PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO   PORTFOLIO      PORTFOLIO     PORTFOLIO
           ----------   ------------   ---------   -----------   ----------   ---------   ----------   -------------   ----------
Shares
beginning
  of
  year:
Shares...          0             4          941         66,931        1,877        829         3,706         2,390            67
Amount...   $      0      $     39      $12,147    $    66,931   $   54,857   $ 16,744    $  129,659     $  14,299      $    368
             -------       -------      -------    -----------   ----------    -------    ----------      --------      --------
Shares
acquired:
Shares...      1,316           308        2,265      1,968,592       37,281      8,828        61,893        32,707        23,909
Amount...   $ 13,973      $  3,279      $29,282    $ 1,968,592   $1,279,770   $228,148    $2,485,383     $ 211,605      $133,135
Shares
 received
  for
  reinvestment
  of
  dividends:
Shares...          0             1           91          3,211        1,110        704         2,607           818           840
Amount...   $      0      $      9      $ 1,064    $     3,211   $   38,940   $ 18,805    $  106,305     $   5,055      $  4,750
Shares
redeemed:
Shares...       (115)         (110)        (249)    (1,869,084)      (6,755)    (2,035)      (10,549)       (8,207)       (7,688)
Amount...   $ (1,204)     $ (1,151)     $(3,220)   $(1,869,084)  $ (198,296)  $(42,001)   $ (373,390)    $ (49,504)     $(41,705)
             -------       -------      -------    -----------   ----------    -------    ----------      --------      --------
Net
  change:
Shares...      1,201           199        2,107        102,719       31,636      7,497        53,951        25,318        17,061
Amount...   $ 12,769      $  2,137      $27,126    $   102,719   $1,120,414   $204,952    $2,218,298     $ 167,156      $ 96,180
             -------       -------      -------    -----------   ----------    -------    ----------      --------      --------
Shares
  end of
  year:
Shares...      1,201           203        3,048        169,650       33,513      8,326        57,657        27,708        17,128
Amount...   $ 12,769      $  2,176      $39,273    $   169,650   $1,175,271   $221,696    $2,347,957     $ 181,455      $ 96,548
             =======       =======      =======    ===========   ==========    =======    ==========      ========      ========

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of
Mutual Life Insurance Company of New York and the
Contractholders of MONY Variable Account L:

     We have audited the accompanying statements of assets and liabilities of MONY Variable Account L (comprising, respectively, the Variable Life's Equity Growth, Equity Income, Intermediate Term Bond, Long Term Bond, Diversified and Money Market Subaccounts and the Variable Universal Life's Intermediate Term Bond, Long Term Bond, Money Market, Equity, Small Cap, Managed, International Growth, High Yield Bond and Government Securities Subaccounts) as of December 31, 1997; for the Variable Life's Subaccounts, the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended; and for the Variable Universal Life's Subaccounts, the related statements of operations of the Intermediate Term Bond, Long Term Bond, Money Market, Equity, Small Cap, Managed, International Growth, High Yield Bond Subaccounts for the year then ended and for the Government Securities Subaccount for the period March 24, 1997 (commencement of operations) to December 31, 1997, and the statements of changes in net assets for the Intermediate Term Bond, Long Term Bond, and High Yield Subaccounts for which the period is from December 6, 1996 (commencement of operations) to December 31, 1996 and the year ended December 31, 1997, the Money Market Subaccount for which the period is from October 17, 1996 (commencement of operations) to December 31, 1996 and the year ended December 31, 1997, the Equity Subaccount for which the period is from November 17, 1996 (commencement of operations) to December 31, 1996 and the year ended December 31, 1997, the Small Cap Subaccount for which the period is from November 1, 1996 (commencement of operations) to December 31, 1996 and the year ended December 31, 1997, the Managed Subaccount for which the period is from October 28, 1996 (commencement of operations) to December 31, 1996 and the year ended December 31, 1997, the International Growth Subaccount for which the period is from November 21, 1996 (commencement of operations) to December 31, 1996 and the year ended December 31, 1997, and the Government Securities Subaccount for which the period is from March 24, 1997 (commencement of operations) to December 31, 1997. These financial statements are the responsibility of MONY's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting MONY Variable Account L as of December 31, 1997, the results of their operations and the changes in their net assets for each of the periods referred to above, in conformity with generally accepted accounting principles.

                                                  COOPERS & LYBRAND L.L.P.

New York, New York
February 11, 1998

                                  MONY AMERICA

                               VARIABLE ACCOUNT S

                      STATEMENTS OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1997

                                                      EQUITY       EQUITY     INTERMEDIATE                  MONEY
                                                      GROWTH       INCOME      TERM BOND     DIVERSIFIED    MARKET
                                                    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                                                    ----------   ----------   ------------   ----------   ----------
ASSETS
Investments at cost (Note 4)......................   $ 73,830     $ 88,932      $ 32,823      $ 89,341     $ 53,550
                                                     ========     ========       =======      ========      =======
Investments in MONY Series Fund, Inc. at net asset
  value (Note 2)..................................   $130,027     $121,118      $ 34,682      $141,810     $ 53,550
                                                     --------     --------       -------      --------      -------
          Total assets............................   $130,027     $121,118      $ 34,682      $141,810     $ 53,550
                                                     ========     ========       =======      ========      =======
Net assets consist of:
  Contractholders' net payments...................   $ 24,085     $ (2,231)     $ 17,816      $ 33,624     $ 35,757
  Cost of insurance withdrawals (Note 3)..........     (8,413)     (12,996)       (6,124)      (14,388)      (3,286)
  Undistributed net investment income.............     23,629       61,430        22,314        55,143       21,079
  Accumulated net realized gain (loss) on
     investments..................................     34,529       42,729        (1,183)       14,962            0
  Unrealized appreciation of investments..........     56,197       32,186         1,859        52,469            0
                                                     --------     --------       -------      --------      -------
Net assets........................................   $130,027     $121,118      $ 34,682      $141,810     $ 53,550
                                                     ========     ========       =======      ========      =======
Number of units outstanding*......................      2,993        2,954         1,765         4,351        3,369
                                                     --------     --------       -------      --------      -------
Net asset value per unit outstanding*.............   $  43.45     $  41.00      $  19.65      $  32.59     $  15.90
                                                     ========     ========       =======      ========      =======

---------------

* Units outstanding have been rounded for presentation purposes.

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT S

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                             EQUITY       EQUITY     INTERMEDIATE                  MONEY
                                             GROWTH       INCOME      TERM BOND     DIVERSIFIED    MARKET
                                           SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                                           ----------   ----------   ------------   ----------   ----------
Dividend income..........................   $  9,410     $ 11,611      $  1,909      $  9,721     $  2,716
Mortality and expense risk charges (Note
  3).....................................     (1,025)        (940)         (288)       (1,129)        (448)
                                             -------      -------        ------       -------       ------
Net investment income....................      8,385       10,671         1,621         8,592        2,268
                                             -------      -------        ------       -------       ------
Realized and unrealized gain (loss) on
  investments (Note 2):
  Proceeds from sales....................      6,510        3,445         3,428         5,768        2,164
  Cost of shares sold....................     (2,357)      (2,297)       (3,488)       (3,677)      (2,164)
                                             -------      -------        ------       -------       ------
Net realized gain (loss) on
  investments............................      4,153        1,148           (60)        2,091            0
Net increase in unrealized appreciation
  of investments.........................     17,472       16,402           671        16,916            0
                                             -------      -------        ------       -------       ------
Net realized and unrealized gain on
  investments............................     21,625       17,550           611        19,007            0
                                             -------      -------        ------       -------       ------
Net increase in net assets resulting from
  operations.............................   $ 30,010     $ 28,221      $  2,232      $ 27,599     $  2,268
                                             =======      =======        ======       =======       ======

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT S

                      STATEMENTS OF CHANGES IN NET ASSETS

                        FOR THE YEARS ENDED DECEMBER 31,

                                                              EQUITY GROWTH             EQUITY INCOME          INTERMEDIATE TERM
                                                               SUBACCOUNT                SUBACCOUNT             BOND SUBACCOUNT
                                                          ---------------------     ---------------------     --------------------
                                                            1997         1996         1997         1996        1997         1996
                                                          --------     --------     --------     --------     -------     --------
From operations:
 Net investment income (loss)..........................   $  8,385     $   (795)    $ 10,671     $   (680)    $ 1,621     $   (305)
 Net realized gain (loss) on investments...............      4,153          674        1,148       26,110         (60)        (433)
 Net increase (decrease) in unrealized appreciation of
   investments.........................................     17,472       17,009       16,402       (7,802)        671        1,495
                                                          --------     --------     --------     --------     -------     --------
Net increase (decrease) in net assets resulting from
 operations............................................     30,010       16,888       28,221       17,628       2,232          757
                                                          --------     --------     --------     --------     -------     --------
From unit transactions:
 Net proceeds from the issuance of units...............        324          244            0        1,110         462          273
 Net asset value of units redeemed or used to meet
   contract obligations................................     (1,805)        (353)        (884)     (80,678)     (1,168)     (11,607)
                                                          --------     --------     --------     --------     -------     --------
Net decrease from unit transactions....................     (1,481)        (109)        (884)     (79,568)       (706)     (11,334)
                                                          --------     --------     --------     --------     -------     --------
Net increase (decrease) in net assets..................     28,529       16,779       27,337      (61,940)      1,526      (10,577)
Net assets beginning of year...........................    101,498       84,719       93,781      155,721      33,156       43,733
                                                          --------     --------     --------     --------     -------     --------
Net assets end of year*................................   $130,027     $101,498     $121,118     $ 93,781     $34,682     $ 33,156
                                                          ========     ========     ========     ========     =======     ========
Units outstanding beginning of year....................      3,027        3,031        2,978        5,872       1,802        2,443
Units issued during the year...........................         21            8            0           41          27           14
Units redeemed during the year.........................        (55)         (12)         (24)      (2,935)        (64)        (655)
                                                          --------     --------     --------     --------     -------     --------
Units outstanding end of year..........................      2,993        3,027        2,954        2,978       1,765        1,802
                                                          ========     ========     ========     ========     =======     ========

---------------
* Includes undistributed net investment income of:        $ 23,629     $ 15,244     $ 61,430     $ 50,759     $22,314     $ 20,693

                                                         LONG TERM BOND         DIVERSIFIED              MONEY MARKET
                                                           SUBACCOUNT           SUBACCOUNT                SUBACCOUNT
                                                         --------------    ---------------------     --------------------
                                                              1996           1997         1996        1997         1996
                                                         --------------    --------     --------     -------     --------
                                                          <
From operations:
 Net investment income (loss)..........................     $    (69)      $  8,592     $   (925)    $ 2,268     $  2,251
 Net realized gain (loss) on investments...............       (2,624)         2,091          581           0            0
 Net increase (decrease) in unrealized appreciation of
   investments.........................................          218         16,916       14,096           0            0
                                                             -------       --------     --------     -------      -------
Net increase (decrease) in net assets resulting from
 operations............................................       (2,475)        27,599       13,752       2,268        2,251
                                                             -------       --------     --------     -------      -------
From unit transactions:
 Net proceeds from the issuance of units...............        1,724            646          440         177          196
 Net asset value of units redeemed or used to meet
   contract obligations................................      (48,707)        (1,825)      (1,094)       (518)     (11,945)
                                                             -------       --------     --------     -------      -------
Net decrease from unit transactions....................      (46,983)        (1,179)        (654)       (341)     (11,749)
                                                             -------       --------     --------     -------      -------
Net increase (decrease) in net assets..................      (49,458)        26,420       13,098       1,927       (9,498)
Net assets beginning of year...........................       49,458        115,390      102,292      51,623       61,121
                                                             -------       --------     --------     -------      -------
Net assets end of year*................................     $      0       $141,810     $115,390     $53,550     $ 51,623
                                                             =======       ========     ========     =======      =======
Units outstanding beginning of year....................        2,268          4,388        4,414       3,391        4,185
Units issued during the year...........................           42             32           19          12           16
Units redeemed during the year.........................       (2,310)           (69)         (45)        (34)        (810)
                                                             -------       --------     --------     -------      -------
Units outstanding end of year..........................            0          4,351        4,388       3,369        3,391
                                                             =======       ========     ========     =======      =======
---------------
* Includes undistributed net investment income of:          $      0       $ 55,143     $ 46,551     $21,079     $ 18,811

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT S

                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND BUSINESS

     MONY America Variable Account S (the "Variable Account") is a separate investment account established on March 27, 1987 by MONY Life Insurance Company of America ("MONY America"), under the laws of the State of Arizona.

     The Variable Account operates as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). The Variable Account holds assets that are segregated from all of MONY America's other assets and, at present, is used only to support Variable Life Insurance with Additional Premium Option policies. These policies are issued by MONY America, which is a wholly-owned subsidiary of The Mutual Life Insurance Company of New York ("MONY").

     There are currently six subaccounts available within the Variable Account. One of the subaccounts has no assets and five subaccounts invest only in a corresponding portfolio of the MONY Series Fund, Inc. (the "Fund"). The Fund is registered under the 1940 Act as an open end, diversified, management investment company.

     A full presentation of the related financial statements and footnotes of the Fund are contained on pages 68 to 102 and should be read in conjunction with these financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES

  Investments:

     The investment in shares of the respective portfolios is stated at value which is the net asset value of the Fund. Except for the Money Market Portfolio, net asset values are based upon market quotations of the securities held in each of the corresponding portfolios of the Fund. For the Money Market Portfolio, the net asset values are based on amortized cost of the securities held which approximates value.

  Taxes:

     MONY America is currently taxed as a life insurance company and will include the Variable Account's operations in its tax return. MONY America does not expect, based upon current tax law, to incur any income tax burden upon the earnings or realized capital gains attributable to the Variable Account. Based on this expectation, no charges are currently being deducted from the Variable Account for federal income tax purposes.

3. RELATED PARTY TRANSACTIONS

     MONY America is the legal owner of the assets held by the Variable Account.

     Policy premiums received from MONY America by the Variable Account represent gross policy premiums recorded by MONY America less deductions retained for any premium taxes.

     The cost of insurance, administration charges, and, if applicable, deferred premium taxes are deducted monthly from the cash value of the contract to compensate MONY America. These deductions are treated as contractholder redemptions by the Variable Account. The amount deducted for all subaccounts for 1997 aggregated $5,954.

     MONY America receives from the Variable Account the amounts deducted for mortality and expense risks at an annual rate of 0.85 percent of aggregate average daily net assets. As investment adviser to the Fund, it receives amounts paid by the Fund for those services.

                                  MONY AMERICA

                               VARIABLE ACCOUNT S

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. INVESTMENTS

     Investments in MONY Series Fund, Inc. at cost, at December 31, 1997 consist of the following:

                                                 EQUITY      EQUITY     INTERMEDIATE                   MONEY
                                                 GROWTH      INCOME      TERM BOND     DIVERSIFIED    MARKET
                                                PORTFOLIO   PORTFOLIO    PORTFOLIO      PORTFOLIO    PORTFOLIO
                                                ---------   ---------   ------------   -----------   ---------
Shares beginning of year:
  Shares......................................      3,342       4,001        3,025         6,414        51,623
  Amount......................................   $ 62,773    $ 77,997     $ 31,968       $79,837      $ 51,623
                                                ---------   ---------   ------------   -----------   ---------
Shares acquired:
  Shares......................................        128          68          230           191         1,375
  Amount......................................   $  4,004    $  1,621     $  2,434       $ 3,460      $  1,375
Shares received for reinvestment of dividends:
  Shares......................................        333         540          185           582         2,716
  Amount......................................   $  9,410    $ 11,611     $  1,909       $ 9,721      $  2,716
Shares redeemed:
  Shares......................................       (199)       (140)        (321)         (306)       (2,164)
  Amount......................................   $ (2,357)   $ (2,297)    $ (3,488)      $(3,677)     $ (2,164)
                                                ---------   ---------   ------------   -----------   ---------
Net change:
  Shares......................................        262         468           94           467         1,927
  Amount......................................   $ 11,057    $ 10,935     $    855       $ 9,504      $  1,927
                                                ---------   ---------   ------------   -----------   ---------
Shares end of year:
  Shares......................................      3,604       4,469        3,119         6,881        53,550
  Amount......................................   $ 73,830    $ 88,932     $ 32,823       $89,341      $ 53,550
                                                  =======     =======    =========      ========       =======

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
MONY Life Insurance Company of America and the
Contractholders of MONY America Variable Account S:

     We have audited the accompanying statements of assets and liabilities of MONY America Variable Account S (comprising, respectively, the Equity Growth, Equity Income, Intermediate Term Bond, Diversified and Money Market Subaccounts) as of December 31, 1997, the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended. We have also audited the statement of changes of the Long Term Bond Subaccount for the year ended December 31, 1996. These financial statements are the responsibility of MONY America's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting MONY America Variable Account S as of December 31, 1997, the results of their operations and the changes in their net assets for each of the periods referred to above, in conformity with generally accepted accounting principles.

                                                  COOPERS & LYBRAND L.L.P.

New York, New York
February 11, 1998

                                      MONY

                               VARIABLE ACCOUNT S

                      STATEMENTS OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1997

                                                                          EQUITY
                                                                          INCOME       DIVERSIFIED
                                                                        SUBACCOUNT     SUBACCOUNT
                                                                        ----------     ----------
                                ASSETS
Investments at cost (Note 4)..........................................   $ 33,686      $   56,222
                                                                          =======       =========
Investments in MONY Series Fund, Inc. at net asset value (Note 2).....   $ 59,023      $   84,851
                                                                          -------       ---------
Net assets............................................................   $ 59,023      $   84,851
                                                                          =======       =========
Net assets consist of:
  Contractholders' net payments.......................................   $ 16,607      $ (141,660)
  Cost of insurance withdrawals (Note 3)..............................     (1,904)        (66,105)
  Undistributed net investment income.................................     16,186         150,475
  Accumulated net realized gains on investments.......................      2,797         113,512
  Unrealized appreciation of investments..............................     25,337          28,629
                                                                          -------       ---------
Net assets............................................................   $ 59,023      $   84,851
                                                                          =======       =========
Number of units outstanding*..........................................      1,525           2,785
                                                                          -------       ---------
Net asset value per unit outstanding*.................................   $  38.72      $    30.46
                                                                          =======       =========

---------------
* Units outstanding have been rounded for presentation purposes.

                       See notes to financial statements.

                                      MONY

                               VARIABLE ACCOUNT S

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                          EQUITY
                                                                          INCOME       DIVERSIFIED
                                                                        SUBACCOUNT     SUBACCOUNT
                                                                        ----------     ----------
Dividend income.......................................................   $  5,632       $  5,793
Mortality and expense risk charges (Note 3)...........................       (478)          (705)
                                                                          -------      ---------
Net investment income.................................................      5,154          5,088
                                                                          -------      ---------
Realized and unrealized gain on investments (Note 2):
  Proceeds from sales.................................................        520          1,098
  Cost of shares sold.................................................       (282)          (722)
                                                                          -------      ---------
Net realized gain on investments......................................        238            376
Net increase in unrealized appreciation of investments................      8,275         10,931
                                                                          -------      ---------
Net realized and unrealized gain on investments.......................      8,513         11,307
                                                                          -------      ---------
Net increase in net assets resulting from operations..................   $ 13,667       $ 16,395
                                                                          =======      =========

                       See notes to financial statements.

                                      MONY

                               VARIABLE ACCOUNT S

                      STATEMENTS OF CHANGES IN NET ASSETS

                        FOR THE YEARS ENDED DECEMBER 31,

                                                                 EQUITY INCOME             DIVERSIFIED
                                                                  SUBACCOUNT               SUBACCOUNT
                                                              -------------------     ---------------------
                                                               1997        1996         1997         1996
                                                              -------     -------     --------     --------
From operations:
  Net investment income (loss)..............................  $ 5,154     $  (276)    $  5,088     $   (552)
  Net realized gain on investments..........................      238         207          376          268
  Net increase in unrealized appreciation of investments ...    8,275       7,258       10,931        8,492
                                                              -------     -------     --------     --------
Net increase in net assets resulting from operations........   13,667       7,189       16,395        8,208
                                                              -------     -------     --------     --------
From unit transactions:
  Net proceeds from the issuance of units...................        0           0            0            0
  Net asset value of units redeemed or used to meet contract
    obligations.............................................      (42)       (207)        (393)        (527)
                                                              -------     -------     --------     --------
Net decrease from unit transactions.........................      (42)       (207)        (393)        (527)
                                                              -------     -------     --------     --------
Net increase in net assets..................................   13,625       6,982       16,002        7,681
Net assets beginning of year................................   45,398      38,416       68,849       61,168
                                                              -------     -------     --------     --------
Net assets end of year*.....................................  $59,023     $45,398     $ 84,851     $ 68,849
                                                              =======     =======     ========     ========
Units outstanding beginning of year.........................    1,526       1,533        2,800        2,823
Units issued during the year................................        0           0            0            0
Units redeemed during the year..............................       (1)         (7)         (15)         (23)
                                                              -------     -------     --------     --------
Units outstanding end of year...............................    1,525       1,526        2,785        2,800
                                                              =======     =======     ========     ========

---------------
* Includes undistributed net investment income of:            $16,186     $11,032     $150,475     $145,387

                       See notes to financial statements.

                                      MONY

                               VARIABLE ACCOUNT S

                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND BUSINESS

     MONY Variable Account S (the "Variable Account") is a separate investment account established on November 28, 1990 by The Mutual Life Insurance Company of New York ("MONY"), under the laws of the State of New York.

     The Variable Account operates as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). The Variable Account holds assets that are segregated from all of MONY's other assets and, at present, is used only to support Variable Life Insurance with Additional Premium Option policies. These policies are issued by MONY.

     There are currently six subaccounts available within the Variable Account. Four of the subaccounts have no assets and two invest only in a corresponding portfolio of the MONY Series Fund, Inc. (the "Fund"). The Fund is registered under the 1940 Act as an open end, diversified, management investment company.

     A full presentation of the related financial statements and footnotes of the Fund are contained on pages 68 to 102 and should be read in conjunction with these financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES

  Investments:

     The investment in shares of each of the respective portfolios is stated at value which is the net asset value of the Fund. Net asset values are based upon market valuations of the securities held in each of the corresponding portfolios of the Fund.

  Taxes:

     MONY is currently taxed as a life insurance company and will include the Variable Account's operations in its tax return. MONY does not expect, based upon current tax law, to incur any income tax burden upon the earnings or realized capital gains attributable to the Variable Account. Based on this expectation, no charges are currently being deducted from the Variable Account for federal income tax purposes.

3. RELATED PARTY TRANSACTIONS

     MONY is the legal owner of the assets of the Variable Account. Policy premiums received from MONY by the Variable Account represent gross policy premiums recorded by MONY less deductions retained for any premium taxes.

     The cost of insurance, administration charges, and, if applicable, deferred premium taxes are deducted monthly from the cash value of the contract to compensate MONY. These deductions are treated as contractholder redemptions by the Variable Account. The amount deducted for all subaccounts for 1997 aggregated $435.

     MONY receives from the Variable Account the amounts deducted for mortality and expense risks at an annual rate of 0.85 percent of aggregate average daily net assets. As MONY America, a wholly-owned subsidiary of MONY, acts as investment adviser to the Fund, it receives amounts paid by the Fund for those services.

                                      MONY

                               VARIABLE ACCOUNT S

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. INVESTMENTS

     Investments in MONY Series Fund, Inc. at cost, at December 31, 1997 consist of the following:

                                                                             EQUITY
                                                                             INCOME     DIVERSIFIED
                                                                            PORTFOLIO    PORTFOLIO
                                                                            ---------   -----------
Shares beginning of year:
  Shares..................................................................      1,936       3,827
  Amount..................................................................   $ 28,336     $51,151
                                                                              -------     -------
Shares acquired:
  Shares..................................................................          0           0
  Amount..................................................................   $      0     $     0
Shares received for reinvestment of dividends:
  Shares..................................................................        262         347
  Amount..................................................................   $  5,632     $ 5,793
Shares redeemed:
  Shares..................................................................        (21)        (57)
  Amount..................................................................   $   (282)    $  (722)
                                                                              -------     -------
Net change:
  Shares..................................................................        241         290
  Amount..................................................................   $  5,350     $ 5,071
                                                                              -------     -------
Shares end of year:
  Shares..................................................................      2,177       4,117
  Amount..................................................................   $ 33,686     $56,222
                                                                              =======     =======

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of
Mutual Life Insurance Company of New York and the
Contractholders of MONY Variable Account S:

     We have audited the accompanying statements of assets and liabilities of MONY Variable Account S (comprising, respectively, the Equity Income and Diversified Subaccounts) as of December 31, 1997, the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of MONY's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting MONY Variable Account S as of December 31, 1997, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles.

                                                  COOPERS & LYBRAND L.L.P.

New York, New York
February 11, 1998

                                  MONY AMERICA

                               VARIABLE ACCOUNT A

                      STATEMENTS OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1997

                                                                    MONY SERIES FUND, INC.
                             ----------------------------------------------------------------------------------------------------
                               EQUITY        EQUITY      INTERMEDIATE     LONG TERM                      MONEY        GOVERNMENT
                               GROWTH        INCOME       TERM BOND         BOND        DIVERSIFIED      MARKET       SECURITIES
                             SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                             ----------    ----------    ------------    -----------    ----------    ------------    -----------
          ASSETS
Investments at cost (Note
  4)......................   $ 984,605     $ 945,478     $34,084,201     $54,686,512    $1,184,974    $130,080,440    $20,107,823
                             ==========    ==========    ===========     ===========    ==========    ============    ===========
Investments in MONY Series
  Fund, Inc., at net asset
  value (Note 2)..........   $1,500,365    $1,438,034    $35,861,201     $60,357,650    $1,673,300    $130,080,440    $20,983,471
Amount due from MONY
  America.................           0             0           1,349           3,473            0        1,852,198            29
Amount due from MONY
  Series Fund, Inc. ......           6             0           7,583           8,865           24           18,717         2,929
                             ----------    ----------    -----------     -----------    ----------    ------------    -----------
        Total assets......   1,500,371     1,438,034      35,870,133      60,369,988    1,673,324      131,951,355    20,986,429
                             ----------    ----------    -----------     -----------    ----------    ------------    -----------
       LIABILITIES
Amount due to MONY
  America.................           6             0           7,583           8,865           24           18,717         2,929
Amount due to MONY Series
  Fund, Inc...............           0             0           1,349           3,473            0        1,852,198            29
                             ----------    ----------    -----------     -----------    ----------    ------------    -----------
        Total
          liabilities.....           6             0           8,932          12,338           24        1,870,915         2,958
                             ----------    ----------    -----------     -----------    ----------    ------------    -----------
Net assets................   $1,500,365    $1,438,034    $35,861,201     $60,357,650    $1,673,300    $130,080,440    $20,983,471
                             ==========    ==========    ===========     ===========    ==========    ============    ===========
Net assets consist of:
  Contractholders' net
    payments..............   $ 281,230     $  53,157     $28,232,151     $42,643,700    $ (63,374)    $114,069,375    $19,377,411
  Undistributed net
    investment income.....     228,580       519,534       6,011,994      11,013,063      730,917       16,011,065       452,841
  Accumulated net realized
    gain (loss) on
    investments...........     474,795       372,787        (159,944)      1,029,749      517,431                0       277,571
  Unrealized appreciation
    of investments........     515,760       492,556       1,777,000       5,671,138      488,326                0       875,648
                             ----------    ----------    -----------     -----------    ----------    ------------    -----------
Net assets................   $1,500,365    $1,438,034    $35,861,201     $60,357,650    $1,673,300    $130,080,440    $20,983,471
                             ==========    ==========    ===========     ===========    ==========    ============    ===========
Number of units
  outstanding*............      37,580        37,519       1,941,792       2,645,732       55,440        8,585,010     1,761,542
                             ----------    ----------    -----------     -----------    ----------    ------------    -----------
Net asset value per unit
  outstanding*............   $   39.92     $   38.33     $     18.47     $     22.81    $   30.18     $      15.15    $    11.91
                             ==========    ==========    ===========     ===========    ==========    ============    ===========

---------------

* Units outstanding have been rounded for presentation purposes.

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT A

                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

                               DECEMBER 31, 1997

                                                          ENTERPRISE ACCUMULATION TRUST
                                    --------------------------------------------------------------------------
                                                                                   INTERNATIONAL   HIGH YIELD
                                       EQUITY       SMALL CAP        MANAGED          GROWTH          BOND
                                     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                    ------------   ------------   --------------   -------------   -----------
              ASSETS
Investments at cost (Note 4)......  $353,820,012   $255,536,588   $1,777,336,359    $ 64,662,367   $56,709,738
                                    ============   ============   ==============     ===========   ===========
Investments in Enterprise
  Accumulation Trust at net asset
  value (Note 2)..................  $441,299,198   $317,339,769   $2,312,921,552    $ 65,176,534   $58,871,661
Amount due from MONY America......        50,356         18,364           90,834           2,196           414
Amount due from Enterprise
  Accumulation Trust..............        80,584         11,615          267,380           3,122         1,479
                                    ------------   ------------   --------------     -----------   -----------
          Total assets............   441,430,138    317,369,748    2,313,279,766      65,181,852    58,873,554
                                    ------------   ------------   --------------     -----------   -----------
           LIABILITIES
Amount due to MONY America........        80,584         11,615          267,380           3,122         1,479
Amount due to Enterprise
  Accumulation Trust..............        50,356         18,364           90,834           2,196           414
                                    ------------   ------------   --------------     -----------   -----------
          Total liabilities.......       130,940         29,979          358,214           5,318         1,893
                                    ------------   ------------   --------------     -----------   -----------
Net assets........................  $441,299,198   $317,339,769   $2,312,921,552    $ 65,176,534   $58,871,661
                                    ============   ============   ==============     ===========   ===========
Net assets consist of:
  Contractholders' net payments...  $279,663,113   $196,881,346   $1,262,187,746    $ 58,787,845   $50,416,401
  Undistributed net investment
     income.......................    19,341,725     39,243,879      163,883,632       1,628,241     5,579,860
  Accumulated net realized gain on
     investments..................    54,815,174     19,411,363      351,264,981       4,246,281       713,477
  Unrealized appreciation of
     investments..................    87,479,186     61,803,181      535,585,193         514,167     2,161,923
                                    ------------   ------------   --------------     -----------   -----------
Net assets........................  $441,299,198   $317,339,769   $2,312,921,552    $ 65,176,534   $58,871,661
                                    ============   ============   ==============     ===========   ===========
Number of units outstanding*......    10,706,757      8,401,211       43,843,754       5,021,078     4,081,656
                                    ------------   ------------   --------------     -----------   -----------
Net asset value per unit
  outstanding*....................  $      41.22   $      37.77   $        52.75    $      12.98   $     14.42
                                    ============   ============   ==============     ===========   ===========

---------------

* Units outstanding have been rounded for presentation purposes.

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT A

                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

                               DECEMBER 31, 1997

                                                                 OCC ACCUMULATION TRUST
                                             ---------------------------------------------------------------
                                               MONEY
                                               MARKET        BOND        EQUITY     SMALL CAP      MANAGED
                                             SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                             ----------   ----------   ----------   ----------   -----------
                  ASSETS
Investments at cost (Note 4)...............  $1,701,986   $1,253,838   $1,719,684   $2,921,414   $29,637,161
                                             ==========   ==========   ==========   ==========   ===========
Investments in OCC Accumulation Trust, at
  net asset value (Note 2).................  $1,701,986   $1,286,515   $3,049,924   $4,088,659   $47,608,557
Amount due from OCC Accumulation Trust.....           0            0       25,168            0        31,071
                                             ----------   ----------   ----------   ----------   -----------
          Total assets.....................   1,701,986    1,286,515    3,075,092    4,088,659    47,639,628
                                             ----------   ----------   ----------   ----------   -----------
                LIABILITIES
Amount due to MONY America.................           0            0       25,168            0        31,071
                                             ----------   ----------   ----------   ----------   -----------
Net assets.................................  $1,701,986   $1,286,515   $3,049,924   $4,088,659   $47,608,557
                                             ==========   ==========   ==========   ==========   ===========
Net assets consist of:
  Contractholders' net payments............  $1,375,548   $  871,885   $1,017,492   $2,466,472   $16,884,479
  Undistributed net investment income......     326,438      353,701       96,597      171,376     1,401,493
  Accumulated net realized gain on
     investments...........................           0       28,252      605,595      283,566    11,351,189
  Unrealized appreciation of investments...           0       32,677    1,330,240    1,167,245    17,971,396
                                             ----------   ----------   ----------   ----------   -----------
Net assets.................................  $1,701,986   $1,286,515   $3,049,924   $4,088,659   $47,608,557
                                             ==========   ==========   ==========   ==========   ===========
Number of units outstanding*...............     122,178       75,192       74,411      117,879       932,054
                                             ----------   ----------   ----------   ----------   -----------
Net asset value per unit outstanding*......  $    13.93   $    17.11   $    40.99   $    34.69   $     51.08
                                             ==========   ==========   ==========   ==========   ===========

---------------

* Units outstanding have been rounded for presentation purposes.

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT A

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                     MONY SERIES FUND, INC.
                                ------------------------------------------------------------------------------------------------
                                  EQUITY       EQUITY     INTERMEDIATE    LONG TERM                      MONEY       GOVERNMENT
                                  GROWTH       INCOME      TERM BOND         BOND       DIVERSIFIED     MARKET       SECURITIES
                                SUBACCOUNT   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                ----------   ----------   ------------   ------------   ----------   -------------   -----------
Dividend income...............   $106,179    $ 148,017    $ 1,895,013    $  3,136,904   $ 146,889    $   6,788,047   $   607,853
Mortality and expense risk
  charges (Note 3)............    (17,221)     (16,999)      (427,192)       (666,186)    (23,878)      (1,645,030)     (214,819)
                                 --------    ---------    -----------    ------------   ---------    -------------   -----------
Net investment income.........     88,958      131,018      1,467,821       2,470,718     123,011        5,143,017       393,034
                                 --------    ---------    -----------    ------------   ---------    -------------   -----------
Realized and unrealized gain
  on investments (Note 2):
  Proceeds from sales.........     55,200      244,471      8,372,489      12,468,873     703,679      788,436,603     4,138,353
  Cost of shares sold.........    (33,431)    (137,574)    (8,085,554)    (11,001,832)   (470,085)    (788,436,603)   (4,046,217)
                                 --------    ---------    -----------    ------------   ---------    -------------   -----------
Net realized gain on
  investments.................     21,769      106,897        286,935       1,467,041     233,594                0        92,136
Net increase in unrealized
  appreciation of
  investments.................    228,905      112,714        383,054       2,326,867      41,876                0       518,951
                                 --------    ---------    -----------    ------------   ---------    -------------   -----------
Net realized and unrealized
  gain on investments.........    250,674      219,611        669,989       3,793,908     275,470                0       611,087
                                 --------    ---------    -----------    ------------   ---------    -------------   -----------
Net increase in net assets
  resulting from operations...   $339,632    $ 350,629    $ 2,137,810    $  6,264,626   $ 398,481    $   5,143,017   $ 1,004,121
                                 ========    =========    ===========    ============   =========    =============   ===========

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT A

                      STATEMENTS OF OPERATIONS (CONTINUED)

                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                                              ENTERPRISE ACCUMULATION TRUST
                                        -------------------------------------------------------------------------
                                                                                      INTERNATIONAL   HIGH YIELD
                                           EQUITY       SMALL CAP        MANAGED         GROWTH          BOND
                                         SUBACCOUNT     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                        ------------   ------------   -------------   -------------   -----------
Dividend income.......................  $ 14,616,618   $ 26,987,250   $ 104,785,893   $   1,926,290   $ 3,996,565
Mortality and expense risk charges
  (Note 3)............................    (4,481,783)    (2,887,071)    (25,377,487)       (754,671)     (546,695)
                                        ------------   ------------   -------------    ------------   -----------
Net investment income.................    10,134,835     24,100,179      79,408,406       1,171,619     3,449,870
                                        ------------   ------------   -------------    ------------   -----------
Realized and unrealized gain on
  investments (Note 2):
  Proceeds from sales.................    72,220,351     39,894,047     457,425,449      18,298,568     8,419,722
  Cost of shares sold.................   (40,672,974)   (27,693,191)   (255,319,160)    (15,131,932)   (7,958,240)
                                        ------------   ------------   -------------    ------------   -----------
Net realized gain on investments......    31,547,377     12,200,856     202,106,289       3,166,636       461,482
Net increase (decrease) in unrealized
  appreciation of investments.........    34,785,044     43,551,752     125,071,710      (3,024,032)    1,157,688
                                        ------------   ------------   -------------    ------------   -----------
Net realized and unrealized gain on
  investments.........................    66,332,421     55,752,608     327,177,999         142,604     1,619,170
                                        ------------   ------------   -------------    ------------   -----------
Net increase in net assets resulting
  from operations.....................  $ 76,467,256   $ 79,852,787   $ 406,586,405   $   1,314,223   $ 5,069,040
                                        ============   ============   =============    ============   ===========

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT A

                      STATEMENTS OF OPERATIONS (CONTINUED)

                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                     OCC ACCUMULATION TRUST
                                                -----------------------------------------------------------------
                                                   MONEY
                                                  MARKET         BOND         EQUITY     SMALL CAP      MANAGED
                                                SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                                -----------   -----------   ----------   ----------   -----------
Dividend income...............................  $   115,863   $   103,714   $  123,628   $  161,545   $ 1,984,204
Mortality and expense risk charges (Note 3)...      (31,602)      (20,786)     (38,298)     (48,000)     (592,235)
                                                -----------    ----------    ---------    ---------    ----------
Net investment income.........................       84,261        82,928       85,330      113,545     1,391,969
                                                -----------    ----------    ---------    ---------    ----------
Realized and unrealized gain (loss) on
  investments (Note 2):
  Proceeds from sales.........................    5,594,899     2,568,735      646,222      385,164    12,706,470
  Cost of shares sold.........................   (5,594,899)   (2,585,930)    (354,973)    (279,748)   (6,945,376)
                                                -----------    ----------    ---------    ---------    ----------
Net realized gain (loss) on investments.......            0       (17,195)     291,249      105,416     5,761,094
Net increase in unrealized appreciation of
  investments.................................            0        22,568      311,925      482,224     1,865,204
                                                -----------    ----------    ---------    ---------    ----------
Net realized and unrealized gain on
  investments.................................            0         5,373      603,174      587,640     7,626,298
                                                -----------    ----------    ---------    ---------    ----------
Net increase in net assets resulting from
  operations..................................  $    84,261   $    88,301   $  688,504   $  701,185   $ 9,018,267
                                                ===========    ==========    =========    =========    ==========

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT A

                      STATEMENTS OF CHANGES IN NET ASSETS

                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                  MONY SERIES FUND, INC.
                                                            -------------------------------------------------------------------
                                                                                                                    INTERMEDIATE
                                                                 EQUITY GROWTH               EQUITY INCOME          TERM BOND
                                                                   SUBACCOUNT                  SUBACCOUNT           SUBACCOUNT
                                                            ------------------------    ------------------------    -----------
                                                               1997          1996          1997          1996          1997
                                                            ----------    ----------    ----------    ----------    -----------
From operations:
  Net investment income (loss)...........................   $   88,958    $  (12,700)   $  131,018    $  (12,569)   $ 1,467,821
  Net realized gain (loss) on investments................       21,769        92,019       106,897        81,521        286,935
  Net increase (decrease) in unrealized appreciation of
    investments..........................................      228,905       101,576       112,714       130,528        383,054
                                                            ----------    ----------    ----------    ----------    -----------
Net increase (decrease) in net assets resulting from
  operations.............................................      339,632       180,895       350,629       199,480      2,137,810
                                                            ----------    ----------    ----------    ----------    -----------
From unit transactions:
  Net proceeds from the issuance of units................       64,958       173,420        10,553        84,957      7,883,206
  Net asset value of units redeemed or used to meet
    contract obligations.................................      (18,731)     (208,218)     (196,802)     (144,895)    (7,423,806)
                                                            ----------    ----------    ----------    ----------    -----------
Net increase (decrease) from unit transactions...........       46,227       (34,798)     (186,249)      (59,938)       459,400
                                                            ----------    ----------    ----------    ----------    -----------
Net increase in net assets...............................      385,859       146,097       164,380       139,542      2,597,210
Net assets beginning of year.............................    1,114,506       968,409     1,273,654     1,134,112     33,263,991
                                                            ----------    ----------    ----------    ----------    -----------
Net assets end of year*..................................   $1,500,365    $1,114,506    $1,438,034    $1,273,654    $35,861,201
                                                            ==========    ==========    ==========    ==========    ===========
Units outstanding beginning of year......................       36,033        37,368        43,089        45,391      1,916,050
Units issued during the year.............................        1,961         6,064           353         3,083        444,683
Units redeemed during the year...........................         (414)       (7,399)       (5,923)       (5,385)      (418,941)
                                                            ----------    ----------    ----------    ----------    -----------
Units outstanding end of year............................       37,580        36,033        37,519        43,089      1,941,792
                                                            ==========    ==========    ==========    ==========    ===========

---------------
* Includes undistributed net investment income of:          $  228,580    $  139,622    $  519,534    $  388,516    $ 6,011,994


                                                                                 LONG TERM BOND
                                                                                   SUBACCOUNT
                                                                          ----------------------------
                                                              1996            1997            1996
                                                           -----------    ------------    ------------
From operations:
  Net investment income (loss)...........................  $  (400,003)   $  2,470,718    $   (617,564)
  Net realized gain (loss) on investments................     (325,039)      1,467,041         146,065
  Net increase (decrease) in unrealized appreciation of
    investments..........................................    1,497,596       2,326,867        (365,732)
                                                           -----------    ------------    ------------
Net increase (decrease) in net assets resulting from
  operations.............................................      772,554       6,264,626        (837,231)
                                                           -----------    ------------    ------------
From unit transactions:
  Net proceeds from the issuance of units................    7,367,531      13,719,649      14,906,160
  Net asset value of units redeemed or used to meet
    contract obligations.................................   (5,502,520)    (10,658,828)    (14,275,641)
                                                           -----------    ------------    ------------
Net increase (decrease) from unit transactions...........    1,865,011       3,060,821         630,519
                                                           -----------    ------------    ------------
Net increase in net assets...............................    2,637,565       9,325,447        (206,712)
Net assets beginning of year.............................   30,626,426      51,032,203      51,238,915
                                                           -----------    ------------    ------------
Net assets end of year*..................................  $33,263,991    $ 60,357,650    $ 51,032,203
                                                           ===========    ============    ============
Units outstanding beginning of year......................    1,806,518       2,506,531       2,477,673
Units issued during the year.............................      435,583         653,780         761,674
Units redeemed during the year...........................     (326,051)       (514,579)       (732,816)
                                                           -----------    ------------    ------------
Units outstanding end of year............................    1,916,050       2,645,732       2,506,531
                                                           ===========    ============    ============
---------------
* Includes undistributed net investment income of:         $ 4,544,173    $ 11,013,063    $  8,542,345

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT A

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                        FOR THE YEARS ENDED DECEMBER 31,

                                                                      MONY SERIES FUND, INC. (CONTINUED)
                                              -----------------------------------------------------------------------------------
                                                                                                               GOVERNMENT
                                                    DIVERSIFIED                 MONEY MARKET                   SECURITIES
                                                    SUBACCOUNT                   SUBACCOUNT                    SUBACCOUNT
                                              -----------------------   -----------------------------   -------------------------
                                                 1997         1996          1997            1996           1997          1996
                                              ----------   ----------   -------------   -------------   -----------   -----------
From operations:
  Net investment income (loss)..............  $  123,011   $  (22,534)  $   5,143,017   $   3,697,484   $   393,034   $  (135,450)
  Net realized gain on investments..........     233,594       78,628               0               0        92,136        92,366
  Net increase in unrealized appreciation of
    investments.............................      41,876      166,348               0               0       518,951       360,512
                                              ----------   ----------   -------------   -------------   -----------   -----------
Net increase in net assets resulting from
  operations................................     398,481      222,442       5,143,017       3,697,484     1,004,121       317,428
                                              ----------   ----------   -------------   -------------   -----------   -----------
From unit transactions:
  Net proceeds from the issuance of units...      42,121      108,458     771,270,721     579,470,083     9,322,729     9,252,639
  Net asset value of units redeemed or used
    to meet contract obligations............    (634,220)    (270,309)   (766,971,962)   (553,816,098)   (3,626,150)   (2,761,464)
                                              ----------   ----------   -------------   -------------   -----------   -----------
Net increase (decrease) from unit
  transactions..............................    (592,099)    (161,851)      4,298,759      25,653,985     5,696,579     6,491,175
                                              ----------   ----------   -------------   -------------   -----------   -----------
Net increase (decrease) in net assets.......    (193,618)      60,591       9,441,776      29,351,469     6,700,700     6,808,603
Net assets beginning of year................   1,866,918    1,806,327     120,638,664      91,287,195    14,282,771     7,474,168
                                              ----------   ----------   -------------   -------------   -----------   -----------
Net assets end of year*.....................  $1,673,300   $1,866,918   $ 130,080,440   $ 120,638,664   $20,983,471   $14,282,771
                                              ==========   ==========   =============   =============   ===========   ===========
Units outstanding beginning of year.........      76,353       83,511       8,278,977       6,504,679     1,269,214       679,711
Units issued during the year................       1,688        4,729      51,933,520      40,508,568       807,156       829,627
Units redeemed during the year..............     (22,601)     (11,887)    (51,627,487)    (38,734,270)     (314,828)     (240,124)
                                              ----------   ----------   -------------   -------------   -----------   -----------
Units outstanding end of year...............      55,440       76,353       8,585,010       8,278,977     1,761,542     1,269,214
                                              ==========   ==========   =============   =============   ===========   ===========

---------------
* Includes undistributed net investment
  income of:                                  $  730,917   $  607,906   $  16,011,065   $  10,868,048   $   452,841   $    59,807

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT A

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                        FOR THE YEARS ENDED DECEMBER 31,

                                                                             ENTERPRISE ACCUMULATION TRUST
                                                       --------------------------------------------------------------------------
                                                                 EQUITY                       SMALL CAP               MANAGED
                                                               SUBACCOUNT                    SUBACCOUNT              SUBACCOUNT
                                                       ---------------------------   ---------------------------   --------------
                                                           1997           1996           1997           1996            1997
                                                       ------------   ------------   ------------   ------------   --------------
From operations:
 Net investment income (loss)........................  $ 10,134,835   $    990,518   $ 24,100,179   $    763,292   $   79,408,406
 Net realized gain on investments....................    31,547,377     13,064,079     12,200,856      2,016,987      202,106,289
 Net increase (decrease) in unrealized appreciation
   of investments....................................    34,785,044     28,297,136     43,551,752     11,474,221      125,071,710
                                                       ------------   ------------   ------------   ------------   --------------
Net increase in net assets resulting from
 operations..........................................    76,467,256     42,351,733     79,852,787     14,254,500      406,586,405
                                                       ------------   ------------   ------------   ------------   --------------
From unit transactions:
 Net proceeds from the issuance of units.............   153,834,908    115,219,042    103,297,248     41,715,641      626,988,679
 Net asset value of units redeemed or used to meet
   contract obligations..............................   (61,472,849)   (30,630,812)   (33,906,004)   (33,868,192)    (409,563,542)
                                                       ------------   ------------   ------------   ------------   --------------
Net increase from unit transactions..................    92,362,059     84,588,230     69,391,244      7,847,449      217,425,137
                                                       ------------   ------------   ------------   ------------   --------------
Net increase in net assets...........................   168,829,315    126,939,963    149,244,031     22,101,949      624,011,542
Net assets beginning of year.........................   272,469,883    145,529,920    168,095,738    145,993,789    1,688,910,010
                                                       ------------   ------------   ------------   ------------   --------------
Net assets end of year*..............................  $441,299,198   $272,469,883   $317,339,769   $168,095,738   $2,312,921,552
                                                       ============   ============   ============   ============   ==============
Units outstanding beginning of year..................     8,212,227      5,426,511      6,346,453      6,055,472       39,371,381
Units issued during the year.........................     4,173,627      3,827,209      3,110,995      1,644,107       13,252,564
Units redeemed during the year.......................    (1,679,097)    (1,041,493)    (1,056,237)    (1,353,126)      (8,780,191)
                                                       ------------   ------------   ------------   ------------   --------------
Units outstanding end of year........................    10,706,757      8,212,227      8,401,211      6,346,453       43,843,754
                                                       ============   ============   ============   ============   ==============

---------------
* Includes undistributed net investment income of:     $ 19,341,725   $  9,206,890   $ 39,243,879   $ 15,143,700   $  163,883,632


                                                                           INTERNATIONAL GROWTH           HIGH YIELD BOND

                                                                                SUBACCOUNT                  SUBACCOUNT
                                                                        --------------------------   -------------------------

                                                            1996            1997          1996          1997          1996

                                                       --------------   ------------   -----------   -----------   -----------

From operations:
 Net investment income (loss)........................  $   (1,088,954)  $  1,171,619   $  (223,776)  $ 3,449,870   $ 1,605,300

 Net realized gain on investments....................      78,226,876      3,166,636       891,767       461,482       153,762

 Net increase (decrease) in unrealized appreciation
   of investments....................................     198,383,114     (3,024,032)    2,753,189     1,157,688       860,925

                                                       --------------   ------------   -----------   -----------   -----------

Net increase in net assets resulting from
 operations..........................................     275,521,036      1,314,223     3,421,180     5,069,040     2,619,987

                                                       --------------   ------------   -----------   -----------   -----------

From unit transactions:
 Net proceeds from the issuance of units.............     496,311,902     35,179,809    28,954,972    30,370,695    17,522,375

 Net asset value of units redeemed or used to meet
   contract obligations..............................    (192,035,547)   (16,397,762)   (3,642,450)   (6,983,741)   (3,512,778)

                                                       --------------   ------------   -----------   -----------   -----------

Net increase from unit transactions..................     304,276,355     18,782,047    25,312,522    23,386,954    14,009,597

                                                       --------------   ------------   -----------   -----------   -----------

Net increase in net assets...........................     579,797,391     20,096,270    28,733,702    28,455,994    16,629,584

Net assets beginning of year.........................   1,109,112,619     45,080,264    16,346,562    30,415,667    13,786,083

                                                       --------------   ------------   -----------   -----------   -----------

Net assets end of year*..............................  $1,688,910,010   $ 65,176,534   $45,080,264   $58,871,661   $30,415,667

                                                       ==============   ============   ===========   ===========   ===========

Units outstanding beginning of year..................      31,540,233      3,610,923     1,456,982     2,361,710     1,194,315

Units issued during the year.........................      12,880,690      2,649,674     2,462,266     2,234,031     1,460,685

Units redeemed during the year.......................      (5,049,542)    (1,239,519)     (308,325)     (514,085)     (293,290)

                                                       --------------   ------------   -----------   -----------   -----------

Units outstanding end of year........................      39,371,381      5,021,078     3,610,923     4,081,656     2,361,710

                                                       ==============   ============   ===========   ===========   ===========

---------------
* Includes undistributed net investment income of:     $   84,475,226   $  1,628,241   $   456,622   $ 5,579,860   $ 2,129,990


                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT A

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                    OCC ACCUMULATION TRUST
                                                                      ---------------------------------------------------
                                                                            MONEY MARKET                   BOND
                                                                             SUBACCOUNT                 SUBACCOUNT
                                                                      -------------------------   -----------------------
                                                                         1997          1996          1997         1996
                                                                      -----------   -----------   ----------   ----------
From operations:
 Net investment income..............................................  $    84,261   $    93,564   $   82,928   $  118,511
 Net realized gain (loss) on investments............................            0             0      (17,195)       7,592
 Net increase (decrease) in unrealized appreciation of
   investments......................................................            0             0       22,568     (105,165)
                                                                      -----------   -----------   ----------   ----------
Net increase in net assets resulting from operations................       84,261        93,564       88,301       20,938
                                                                      -----------   -----------   ----------   ----------
From unit transactions:
 Net proceeds from the issuance of units............................    3,559,696     4,333,584      206,205       85,477
 Net asset value of units redeemed or used to meet contract
   obligations......................................................   (5,555,831)   (4,350,827)    (936,786)    (250,849)
                                                                      -----------   -----------   ----------   ----------
Net decrease from unit transactions.................................   (1,996,135)      (17,243)    (730,581)    (165,372)
                                                                      -----------   -----------   ----------   ----------
Net increase (decrease) in net assets...............................   (1,911,874)       76,321     (642,280)    (144,434)
Net assets beginning of year........................................    3,613,860     3,537,539    1,928,795    2,073,229
                                                                      -----------   -----------   ----------   ----------
Net assets end of year*.............................................  $ 1,701,986   $ 3,613,860   $1,286,515   $1,928,795
                                                                      ===========   ===========   ==========   ==========
Units outstanding beginning of year.................................      268,258       271,019      118,986      129,078
Units issued during the year........................................      258,478       326,685       12,934        5,293
Units redeemed during the year......................................     (404,558)     (329,446)     (56,728)     (15,385)
                                                                      -----------   -----------   ----------   ----------
Units outstanding end of year.......................................      122,178       268,258       75,192      118,986
                                                                      ===========   ===========   ==========   ==========

---------------
* Includes undistributed net investment income of:                    $   326,438   $   242,177   $  353,701   $  270,773


                                                                              EQUITY                   SMALL CAP
                                                                            SUBACCOUNT                SUBACCOUNT
                                                                      -----------------------   -----------------------
                                                                         1997         1996         1997         1996
                                                                      ----------   ----------   ----------   ----------
From operations:
 Net investment income..............................................  $   85,330   $   43,218   $  113,545   $   94,164
 Net realized gain (loss) on investments............................     291,249      201,716      105,416      124,066
 Net increase (decrease) in unrealized appreciation of
   investments......................................................     311,925      300,028      482,224      287,148
                                                                      ----------   ----------   ----------   ----------
Net increase in net assets resulting from operations................     688,504      544,962      701,185      505,378
                                                                      ----------   ----------   ----------   ----------
From unit transactions:
 Net proceeds from the issuance of units............................      94,191       90,651      273,519      454,923
 Net asset value of units redeemed or used to meet contract
   obligations......................................................    (607,309)    (615,503)    (338,142)    (857,279)
                                                                      ----------   ----------   ----------   ----------
Net decrease from unit transactions.................................    (513,118)    (524,852)     (64,623)    (402,356)
                                                                      ----------   ----------   ----------   ----------
Net increase (decrease) in net assets...............................     175,386       20,110      636,562      103,022
Net assets beginning of year........................................   2,874,538    2,854,428    3,452,097    3,349,075
                                                                      ----------   ----------   ----------   ----------
Net assets end of year*.............................................  $3,049,924   $2,874,538   $4,088,659   $3,452,097
                                                                      ==========   ==========   ==========   ==========
Units outstanding beginning of year.................................      87,730      106,172      120,183      136,744
Units issued during the year........................................       2,620        2,767        8,340       17,388
Units redeemed during the year......................................     (15,939)     (21,209)     (10,644)     (33,949)
                                                                      ----------   ----------   ----------   ----------
Units outstanding end of year.......................................      74,411       87,730      117,879      120,183
                                                                      ==========   ==========   ==========   ==========
---------------
* Includes undistributed net investment income of:                    $   96,597   $   11,267   $  171,376   $   57,831


                                                                                MANAGED
                                                                              SUBACCOUNT
                                                                      ---------------------------
                                                                          1997           1996
                                                                      ------------   ------------
From operations:
 Net investment income..............................................  $  1,391,969   $    427,532
 Net realized gain (loss) on investments............................     5,761,094      4,226,402
 Net increase (decrease) in unrealized appreciation of
   investments......................................................     1,865,204      4,119,101
                                                                       -----------    -----------
Net increase in net assets resulting from operations................     9,018,267      8,773,035
                                                                       -----------    -----------
From unit transactions:
 Net proceeds from the issuance of units............................     4,748,474      4,110,996
 Net asset value of units redeemed or used to meet contract
   obligations......................................................   (12,013,129)   (11,872,383)
                                                                       -----------    -----------
Net decrease from unit transactions.................................    (7,264,655)    (7,761,387)
                                                                       -----------    -----------
Net increase (decrease) in net assets...............................     1,753,612      1,011,648
Net assets beginning of year........................................    45,854,945     44,843,297
                                                                       -----------    -----------
Net assets end of year*.............................................  $ 47,608,557   $ 45,854,945
                                                                       ===========    ===========
Units outstanding beginning of year.................................     1,084,412      1,286,294
Units issued during the year........................................        98,535        113,806
Units redeemed during the year......................................      (250,893)      (315,688)
                                                                       -----------    -----------
Units outstanding end of year.......................................       932,054      1,084,412
                                                                       ===========    ===========
---------------
* Includes undistributed net investment income of:                    $  1,401,493   $      9,524

                        See notes to financial statement.

                                  MONY AMERICA

                               VARIABLE ACCOUNT A

                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND BUSINESS

     MONY America Variable Account A (the "Variable Account") is a separate investment account established on March 27, 1987 by MONY Life Insurance Company of America ("MONY America"), under the laws of the State of Arizona.

     The Variable Account operates as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). The Variable Account holds assets that are segregated from all of MONY America's other assets and, at present, is used only to support flexible payment variable annuity policies. These policies are issued by MONY America, which is a wholly-owned subsidiary of The Mutual Life Insurance Company of New York ("MONY").

     There are currently seventeen subaccounts within the Variable Account, and each invests only in a corresponding portfolio of the MONY Series Fund, Inc. (the "Fund"), the Enterprise Accumulation Trust ("Enterprise") or the OCC Accumulation Trust ("OCC") (formerly known as Quest for Value Accumulation Trust) (collectively, the "Funds"). The Funds are registered under the 1940 Act as open end, diversified, management investment companies.

     On March 31, 1997, the Variable Account effected a substitution by redeeming shares of the OCC Accumulation Trust Bond Portfolio and using the redemption proceeds to purchase shares of the OCC Accumulation Trust U.S. Government Income Portfolio. The substitution was effected through a redemption of assets in-kind for the Variable Account and OCC.

     A full presentation of the related financial statements and footnotes of the Fund, Enterprise and OCC are contained on pages 68 to 102; 105 to 142; and 145 to 166; respectively, and should be read in conjunction with these financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES

  Investments:

     The investment in shares of each of the respective portfolios is stated at the net asset value of each portfolio. Except for the Money Market Portfolios, net asset values are based upon market quotations of the securities held in each of the corresponding portfolios of the Funds. For the Money Market Portfolios, the net asset values are based on the amortized cost of the securities held which approximates value.

  Taxes:

     MONY America is currently taxed as a life insurance company and will include the Variable Account's operations in its tax return. MONY America does not expect, based upon current tax law, to incur any income tax burden upon the earnings or realized capital gains attributable to the Variable Account. Based on this expectation, no charges are currently being deducted from the Variable Account for federal income tax purposes.

3. RELATED PARTY TRANSACTIONS

     MONY America is the legal owner of the assets of the Variable Account.

     Purchase payments received from MONY America by the Variable Account represent gross purchase payments recorded by MONY America less deductions retained for any premium taxes.

     A periodic deduction is made from the cash value of the contract for the Annual Contract Charge. The deduction is for the expenses of administration and is treated by the Variable Account as a contractholder redemption. The amount deducted for all subaccounts for 1997 was $2,158,177.

                                  MONY AMERICA

                               VARIABLE ACCOUNT A

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3. RELATED PARTY TRANSACTIONS (CONTINUED)
     MONY America receives from the Variable Account the amounts deducted for mortality and expense risks at an annual rate of 1.25 percent of aggregate average daily net assets. As investment adviser to the Fund, it receives amounts paid by the Fund for those services.

     Enterprise Capital Management, Inc., a wholly-owned subsidiary of MONY, acts as investment adviser to Enterprise, and it receives amounts paid by Enterprise for those services.

4. INVESTMENTS

     Investment in MONY Series Fund, Inc. at cost, at December 31, 1997 consist of the following:

                             EQUITY       EQUITY      INTERMEDIATE     LONG TERM                         MONEY        GOVERNMENT
                             GROWTH       INCOME       TERM BOND          BOND        DIVERSIFIED       MARKET        SECURITIES
                            PORTFOLIO    PORTFOLIO     PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                            ---------    ---------    ------------    ------------    -----------    -------------    -----------
Shares beginning of year:
  Shares.................      36,697       54,336      3,035,035        3,974,470        103,775      120,638,664     1,349,979
  Amount.................   $ 827,651    $ 893,812    $31,870,045     $ 47,687,932    $ 1,420,468    $ 120,638,664    $13,926,074
                            ---------    ---------    -----------      -----------     ----------     ------------    -----------
Shares acquired:
  Shares.................       2,762        1,687        781,838        1,172,299          4,621      791,090,332       907,237
  Amount.................   $  84,206    $  41,223    $ 8,404,697     $ 14,863,508    $    88,702    $ 791,090,332    $9,620,113
Shares received for
  reinvestment of
  dividends:
  Shares.................       3,763        6,884        183,803          268,111          8,796        6,788,047        59,593
  Amount.................   $ 106,179    $ 148,017    $ 1,895,013     $  3,136,904    $   145,889    $   6,788,047    $  607,853
Shares redeemed:
  Shares.................      (1,638)      (9,843)      (775,748)        (989,833)       (36,003)    (788,436,603)     (389,952)
  Amount.................   $ (33,431)   $(137,574)   $(8,085,554)    $(11,001,832)   $  (470,085)   $(788,436,603)   $(4,046,217)
                            ---------    ---------    -----------      -----------     ----------     ------------    -----------
Net change:
  Shares.................       4,887       (1,272)       189,893          450,577        (22,586)       9,441,776       576,878
  Amount.................   $ 156,954    $  51,666    $ 2,214,156     $  6,998,580    $  (235,494)   $   9,441,776    $6,181,749
                            ---------    ---------    -----------      -----------     ----------     ------------    -----------
Shares end of year:
  Shares.................      41,584       53,064      3,224,928        4,425,047         81,189      130,080,440     1,926,857
  Amount.................   $ 984,605    $ 945,478    $34,084,201     $ 54,686,512    $ 1,184,974    $ 130,080,440    $20,107,823
                            =========    =========    ===========      ===========     ==========     ============    ===========

                                  MONY AMERICA

                               VARIABLE ACCOUNT A

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. INVESTMENTS (CONTINUED)
     Investment in Enterprise Accumulation Trust at cost, at December 31, 1997 consist of the following:

                                                                                                INTERNATIONAL
                                                 EQUITY        SMALL CAP         MANAGED           GROWTH        HIGH YIELD
                                               PORTFOLIO       PORTFOLIO        PORTFOLIO         PORTFOLIO       PORTFOLIO
                                              ------------    ------------    --------------    -------------    -----------
Shares beginning of year:
  Shares...................................      9,441,091       8,313,340        49,225,009        7,451,283      5,520,085
  Amount...................................   $219,775,741    $149,844,309    $1,278,396,527    $  41,542,065    $29,411,432
                                              ------------    ------------    --------------     ------------    -----------
Shares acquired:
  Shares...................................      4,962,924       4,170,268        17,040,724        5,617,792      5,579,958
  Amount...................................   $160,100,627    $106,398,220    $  649,473,099    $  36,325,944    $31,259,981
Shares received for reinvestment of
  dividends:
  Shares...................................        416,547       1,010,758         2,569,541          311,697        710,297
  Amount...................................   $ 14,616,618    $ 26,987,250    $  104,785,893    $   1,926,290    $ 3,996,565
Shares redeemed:
  Shares...................................     (2,244,353)     (1,608,981)      (12,118,216)      (2,834,407)    (1,500,067)
  Amount...................................   $(40,672,974)   $(27,693,191)   $ (255,319,160)   $ (15,131,932)   $(7,958,240)
                                              ------------    ------------    --------------     ------------    -----------
Net change:
  Shares...................................      3,135,118       3,572,045         7,492,049        3,095,082      4,790,188
  Amount...................................   $134,044,271    $105,692,279    $  498,939,832    $  23,120,302    $27,298,306
                                              ------------    ------------    --------------     ------------    -----------
Shares end of year:
  Shares...................................     12,576,209      11,885,385        56,717,058       10,546,365     10,310,273
  Amount...................................   $353,820,012    $255,536,588    $1,777,336,359    $  64,662,367    $56,709,738
                                              ============    ============    ==============     ============    ===========

                                  MONY AMERICA

                               VARIABLE ACCOUNT A

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. INVESTMENTS (CONTINUED)
     Investment in OCC Accumulation Trust at cost, at December 31, 1997 consist of the following:

                                                                   US GOVERNMENT
                                    MONEY MARKET       BOND           INCOME          EQUITY      SMALL CAP       MANAGED
                                     PORTFOLIO       PORTFOLIO       PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO
                                    ------------    -----------    -------------    ----------    ----------    -----------
Shares beginning of year:
  Shares.........................     3,613,860         203,032               0         95,595       152,680      1,266,361
  Amount.........................   $ 3,613,860     $ 1,918,686     $         0     $1,856,223    $2,767,076    $29,748,753
                                    -----------     -----------      ----------     ----------    ----------     ----------
Shares acquired:
  Shares.........................     3,567,162               0         177,669          2,899        10,950        120,612
  Amount.........................   $ 3,567,162     $         0     $ 1,817,368     $   94,806    $  272,541    $ 4,849,580
Shares received for reinvestment
  of dividends:
  Shares.........................       115,863           3,597           6,712          4,135         7,414         54,995
  Amount.........................   $   115,863     $    33,877     $    69,837     $  123,628    $  161,545    $ 1,984,204
Shares redeemed:
  Shares.........................    (5,594,899)       (206,629)        (61,972)       (19,115)      (15,995)      (318,595)
  Amount.........................   $(5,594,899)    $(1,952,563)    $  (633,367)    $ (354,973)   $ (279,748)   $(6,945,376)
                                    -----------     -----------      ----------     ----------    ----------     ----------
Net change:
  Shares.........................    (1,911,874)       (203,032)        122,409        (12,081)        2,369       (142,988)
  Amount.........................   $(1,911,874)    $(1,918,686)    $ 1,253,838     $ (136,539)   $  154,338    $  (111,592)
                                    -----------     -----------      ----------     ----------    ----------     ----------
Shares end of year:
  Shares.........................     1,701,986               0         122,409         83,514       155,049      1,123,373
  Amount.........................   $ 1,701,986     $         0     $ 1,253,838     $1,719,684    $2,921,414    $29,637,161
                                    ===========     ===========      ==========     ==========    ==========     ==========

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
MONY Life Insurance Company of America and the
Contractholders of MONY America Variable Account A:

     We have audited the accompanying statements of assets and liabilities of MONY America Variable Account A (comprising, respectively, the MONY Series Fund, Inc.'s Equity Growth, Equity Income, Intermediate Term Bond, Long Term Bond, Diversified, Government Securities and Money Market Subaccounts; the Enterprise Accumulation Trust's Equity, Small Cap, Managed, International Growth and High Yield Bond Subaccounts; and the OCC Accumulation Trust's Money Market, Bond, Equity, Small Cap, and Managed Subaccounts) as of December 31, 1997, the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of MONY America's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting MONY America Variable Account A as of December 31, 1997, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles.

                                            COOPERS & LYBRAND L.L.P.

New York, New York
February 11, 1998

                                      MONY

                               VARIABLE ACCOUNT A

                      STATEMENTS OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1997

                                                                     MONY SERIES FUND, INC.
                                  --------------------------------------------------------------------------------------------
                                    EQUITY       EQUITY     INTERMEDIATE    LONG TERM                    MONEY      GOVERNMENT
                                    GROWTH       INCOME      TERM BOND        BOND       DIVERSIFIED    MARKET      SECURITIES
                                  SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                                  ----------   ----------   ------------   -----------   ----------   -----------   ----------
ASSETS
Investments at cost (Note 4)....   $170,806     $215,365     $7,591,341    $12,421,256   $ 107,587    $23,334,035   $3,448,871
                                   ========     ========     ==========    ===========   =========    ===========   ==========
Investments in MONY Series Fund,
  Inc., at net asset value (Note
  2)............................   $291,598     $347,889     $7,904,825    $13,897,512   $ 137,795    $23,334,035   $3,578,938
Amount due from MONY............          0            0        121,115             72           0         27,625          72
Amount due from MONY Series
  Fund, Inc. ...................         12            0             12            725           9         25,122         665
                                   --------     --------     ----------    -----------   ---------    -----------   ----------
         Total assets...........    291,610      347,889      8,025,952     13,898,309     137,804     23,386,782   3,579,675
                                   --------     --------     ----------    -----------   ---------    -----------   ----------
          LIABILITIES
Amount due to MONY..............         12            0             12            725           9         25,122         665
Amount due to MONY Series Fund,
  Inc. .........................          0            0        121,115             72           0         27,625          72
                                   --------     --------     ----------    -----------   ---------    -----------   ----------
         Total liabilities......         12            0        121,127            797           9         52,747         737
                                   --------     --------     ----------    -----------   ---------    -----------   ----------
Net assets......................   $291,598     $347,889     $7,904,825    $13,897,512   $ 137,795    $23,334,035   $3,578,938
                                   ========     ========     ==========    ===========   =========    ===========   ==========
Net assets consist of:
  Contractholders' net
    payments....................   $ 36,276     $ 16,595     $5,933,337    $ 9,374,745   $(110,074)   $20,476,494   $3,371,495
  Undistributed net investment
    income......................     49,058      127,199      1,547,605      2,683,655     106,504      2,857,541      50,789
  Accumulated net realized gain
    on investments..............     85,472       71,571        110,399        362,856     111,157              0      26,587
  Unrealized appreciation of
    investments.................    120,792      132,524        313,484      1,476,256      30,208              0     130,067
                                   --------     --------     ----------    -----------   ---------    -----------   ----------
Net assets......................   $291,598     $347,889     $7,904,825    $13,897,512   $ 137,795    $23,334,035   $3,578,938
                                   ========     ========     ==========    ===========   =========    ===========   ==========
Number of units outstanding* ...      7,284        9,384        436,486        604,629       4,707      1,543,043     302,006
                                   --------     --------     ----------    -----------   ---------    -----------   ----------
Net asset value per unit
  outstanding*..................   $  40.03     $  37.07     $    18.11    $     22.99   $   29.27    $     15.12   $   11.85
                                   ========     ========     ==========    ===========   =========    ===========   ==========

---------------
* Units outstanding have been rounded for presentation purposes.

                       See notes to financial statements.

                                      MONY

                               VARIABLE ACCOUNT A

                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

                               DECEMBER 31, 1997

                                                                ENTERPRISE ACCUMULATION TRUST
                                            ---------------------------------------------------------------------
                                                                                       INTERNATIONAL   HIGH YIELD
                                              EQUITY       SMALL CAP      MANAGED         GROWTH          BOND
                                            SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                            -----------   -----------   ------------   -------------   ----------
ASSETS
Investments at cost (Note 4)..............  $46,784,804   $31,594,208   $223,370,538    $ 8,462,886    $7,036,463
                                            ===========   ===========   ============     ==========    ==========
Investments in Enterprise Accumulation
  Trust, at net asset value (Note 2)......  $58,897,778   $39,297,930   $297,065,970    $ 8,619,818    $7,265,062
Amount due from MONY......................          531         1,488            661            362             3
Amount due from Enterprise Accumulation
  Trust...................................        1,491           540          9,564            427            14
                                            -----------   -----------   ------------     ----------    ----------
          Total assets....................   58,899,800    39,299,958    297,076,195      8,620,607     7,265,079
                                            -----------   -----------   ------------     ----------    ----------
               LIABILITIES
Amount due to MONY........................        1,491           540          9,564            427            14
Amount due to Enterprise Accumulation
  Trust...................................          531         1,488            661            362             3
                                            -----------   -----------   ------------     ----------    ----------
          Total liabilities...............        2,022         2,028         10,225            789            17
                                            -----------   -----------   ------------     ----------    ----------
Net assets................................  $58,897,778   $39,297,930   $297,065,970    $ 8,619,818    $7,265,062
                                            ===========   ===========   ============     ==========    ==========
Net assets consist of:
  Contractholders' net payments...........  $35,666,860   $23,668,061   $151,930,328    $ 7,826,278    $6,396,951
  Undistributed net investment income.....    2,815,100     4,904,544     22,763,039        210,205       576,880
  Accumulated net realized gain on
     investments..........................    8,302,844     3,021,603     48,677,171        426,403        62,632
  Unrealized appreciation of
     investments..........................   12,112,974     7,703,722     73,695,432        156,932       228,599
                                            -----------   -----------   ------------     ----------    ----------
Net assets................................  $58,897,778   $39,297,930   $297,065,970    $ 8,619,818    $7,265,062
                                            ===========   ===========   ============     ==========    ==========
Number of units outstanding* .............    1,428,789     1,042,727      5,633,476        664,152       502,892
                                            -----------   -----------   ------------     ----------    ----------
Net asset value per unit outstanding* ....  $     41.22   $     37.69   $      52.73    $     12.98    $    14.45
                                            ===========   ===========   ============     ==========    ==========

---------------
* Units outstanding have been rounded for presentation purposes.

                       See notes to financial statements.

                                      MONY

                               VARIABLE ACCOUNT A

                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

                               DECEMBER 31, 1997

                                                                       OCC ACCUMULATION TRUST
                                                   ---------------------------------------------------------------
                                                     MONEY
                                                     MARKET        BOND        EQUITY     SMALL CAP      MANAGED
                                                   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                                   ----------   ----------   ----------   ----------   -----------
ASSETS
Investments at cost (Note 4).....................   $464,272     $574,919     $225,366     $177,907    $ 7,308,176
                                                    ========     ========     ========     ========    ===========
Investments in OCC Accumulation Trust, at net
  asset value (Note 2)...........................   $464,272     $590,466     $392,027     $260,650    $12,181,976
Amount due from OCC Accumulation Trust...........      4,917            0       30,238       37,745         39,248
                                                    --------     --------     --------     --------    -----------
          Total assets...........................    469,189      590,466      422,265      298,395     12,221,224
                                                    --------     --------     --------     --------    -----------
                   LIABILITIES
Amount due to MONY...............................      4,917            0       30,238       37,745         39,248
                                                    --------     --------     --------     --------    -----------
Net assets.......................................   $464,272     $590,466     $392,027     $260,650    $12,181,976
                                                    ========     ========     ========     ========    ===========
Net assets consist of:
  Contractholders' net payments..................   $411,747     $458,422     $165,693     $ 92,522    $ 4,584,790
  Undistributed net investment income............     52,525      122,784       12,025       23,660        377,599
  Accumulated net realized gain (loss) on
     investments.................................          0       (6,287)      47,648       61,725      2,345,787
  Unrealized appreciation of investments.........          0       15,547      166,661       82,743      4,873,800
                                                    --------     --------     --------     --------    -----------
Net assets.......................................   $464,272     $590,466     $392,027     $260,650    $12,181,976
                                                    ========     ========     ========     ========    ===========
Number of units outstanding* ....................     33,429       34,521        9,563        7,532        238,580
                                                    --------     --------     --------     --------    -----------
Net asset value per unit outstanding* ...........   $  13.89     $  17.10     $  40.99     $  34.60    $     51.06
                                                    ========     ========     ========     ========    ===========

---------------
* Units outstanding have been rounded for presentation purposes.

                       See notes to financial statements.

                                      MONY

                               VARIABLE ACCOUNT A

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                     MONY SERIES FUND, INC.
                                  ---------------------------------------------------------------------------------------------
                                    EQUITY       EQUITY     INTERMEDIATE    LONG TERM                    MONEY       GOVERNMENT
                                    GROWTH       INCOME      TERM BOND        BOND       DIVERSIFIED     MARKET      SECURITIES
                                  SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                  ----------   ----------   ------------   -----------   ----------   ------------   ----------
Dividend income.................   $ 22,966     $ 33,575    $   370,421    $   650,293    $ 11,395    $    987,648   $  73,370
Mortality and expense risk
  charges (Note 3)..............     (3,532)      (3,979)       (86,207)      (142,676)     (1,903)       (239,236)    (29,730)
                                    -------      -------       --------       --------     -------        --------     -------
Net investment income...........     19,434       29,596        284,214        507,617       9,492         748,412      43,640
                                    -------      -------       --------       --------     -------        --------     -------
Realized and unrealized gain on
  investments (Note 2):
  Proceeds from sales...........     51,279       29,023      1,950,322      1,813,551      79,051      98,008,091     437,221
  Cost of shares sold...........    (18,585)     (15,972)    (1,845,704)    (1,712,725)    (56,492)    (98,008,091)   (423,768)
                                    -------      -------       --------       --------     -------        --------     -------
Net realized gain on
  investments...................     32,694       13,051        104,618        100,826      22,559               0      13,453
Net increase in unrealized
  appreciation of investments...     19,810       37,678         42,476        766,700       2,068               0      82,489
                                    -------      -------       --------       --------     -------        --------     -------
Net realized and unrealized gain
  on investments................     52,504       50,729        147,094        867,526      24,627               0      95,942
                                    -------      -------       --------       --------     -------        --------     -------
Net increase in net assets
  resulting from operations.....   $ 71,938     $ 80,325    $   431,308    $ 1,375,143    $ 34,119    $    748,412   $ 139,582
                                    =======      =======       ========       ========     =======        ========     =======

                       See notes to financial statements.

                                      MONY

                               VARIABLE ACCOUNT A

                      STATEMENTS OF OPERATIONS (CONTINUED)

                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                                            ENTERPRISE ACCUMULATION TRUST
                                        ---------------------------------------------------------------------
                                                                                   INTERNATIONAL   HIGH YIELD
                                          EQUITY       SMALL CAP      MANAGED         GROWTH          BOND
                                        SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                        -----------   -----------   ------------   -------------   ----------
Dividend income.......................  $ 1,949,439   $ 3,336,149   $ 13,456,808    $    254,490   $  454,254
Mortality and expense risk charges
  (Note 3)............................     (600,550)     (366,390)    (3,295,905)        (96,803)     (61,837)
                                         ----------    ----------    -----------        --------     --------
Net investment income.................    1,348,889     2,969,759     10,160,903         157,687      392,417
                                         ----------    ----------    -----------        --------     --------
Realized and unrealized gain on
  investments (Note 2):
  Proceeds from sales.................   10,212,701     6,071,175     54,467,469       1,706,834      878,555
  Cost of shares sold.................   (5,630,250)   (4,264,386)   (29,982,762)     (1,391,670)    (836,187)
                                         ----------    ----------    -----------        --------     --------
Net realized gain on investments......    4,582,451     1,806,789     24,484,707         315,164       42,368
Net increase (decrease) in unrealized
  appreciation of investments.........    4,305,948     5,408,719     18,352,149        (304,765)     131,750
                                         ----------    ----------    -----------        --------     --------
Net realized and unrealized gain on
  investments.........................    8,888,399     7,215,508     42,836,856          10,399      174,118
                                         ----------    ----------    -----------        --------     --------
Net increase in net assets resulting
  from operations.....................  $10,237,288   $10,185,267   $ 52,997,759    $    168,086   $  566,535
                                         ==========    ==========    ===========        ========     ========

                       See notes to financial statements.

                                      MONY

                               VARIABLE ACCOUNT A

                      STATEMENTS OF OPERATIONS (CONTINUED)

                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                  OCC ACCUMULATION TRUST
                                             ----------------------------------------------------------------
                                                MONEY
                                               MARKET         BOND        EQUITY     SMALL CAP      MANAGED
                                             SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                             -----------   ----------   ----------   ----------   -----------
Dividend income............................  $    23,660   $   35,262    $ 15,704    $   15,785   $   534,860
Mortality and expense risk charges (Note
  3).......................................       (6,423)      (7,113)     (4,914)       (3,877)     (156,293)
                                                 -------     --------     -------       -------    ----------
Net investment income......................       17,237       28,149      10,790        11,908       378,567
                                                 -------     --------     -------       -------    ----------
Realized and unrealized gain (loss) on
  investments (Note 2):
  Proceeds from sales......................    1,083,435      604,285      78,237       140,636     3,477,244
  Cost of shares sold......................   (1,083,435)    (613,869)    (42,395)     (102,877)   (1,921,839)
                                                 -------     --------     -------       -------    ----------
Net realized gain (loss) on investments....            0       (9,584)     35,842        37,759     1,555,405
Net increase in unrealized appreciation of
  investments..............................            0       12,352      42,275         7,206       369,175
                                                 -------     --------     -------       -------    ----------
Net realized and unrealized gain on
  investments..............................            0        2,768      78,117        44,965     1,924,580
                                                 -------     --------     -------       -------    ----------
Net increase in net assets resulting from
  operations...............................  $    17,237   $   30,917    $ 88,907    $   56,873   $ 2,303,147
                                                 =======     ========     =======       =======    ==========

                       See notes to financial statements.

                                      MONY

                               VARIABLE ACCOUNT A

                      STATEMENTS OF CHANGES IN NET ASSETS

                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                      MONY SERIES FUND, INC.
                                                                    -----------------------------------------------------------
                                                                                                                    INTERMEDIATE
                                                                       EQUITY GROWTH           EQUITY INCOME        TERM BOND
                                                                         SUBACCOUNT              SUBACCOUNT         SUBACCOUNT
                                                                    --------------------    --------------------    -----------
                                                                      1997        1996        1997        1996         1997
                                                                    --------    --------    --------    --------    -----------
From operations:
  Net investment income (loss)...................................   $ 19,434    $ (2,869)   $ 29,596    $ (2,755)   $   284,214
  Net realized gain (loss) on investments........................     32,694       3,240      13,051      10,024        104,618
  Net increase in unrealized appreciation of investments.........     19,810      40,185      37,678      35,971         42,476
                                                                    --------    --------    --------    --------     ----------
Net increase (decrease) in net assets resulting from
  operations.....................................................     71,938      40,556      80,325      43,240        431,308
                                                                    --------    --------    --------    --------     ----------
From unit transactions:
  Net proceeds from the issuance of units........................          0           0       1,714         521      2,659,796
  Net asset value of units redeemed or used to meet contract
    obligations..................................................    (27,729)     (3,203)     (4,757)    (22,959)    (1,677,836)
                                                                    --------    --------    --------    --------     ----------
Net increase (decrease) from unit transactions...................    (27,729)     (3,203)     (3,043)    (22,438)       981,960
                                                                    --------    --------    --------    --------     ----------
Net increase (decrease) in net assets............................     44,209      37,353      77,282      20,802      1,413,268
Net assets beginning of year.....................................    247,389     210,036     270,607     249,805      6,491,557
                                                                    --------    --------    --------    --------     ----------
Net assets end of year*..........................................   $291,598    $247,389    $347,889    $270,607    $ 7,904,825
                                                                    ========    ========    ========    ========     ==========
Units outstanding beginning of year..............................      7,976       8,091       9,465      10,336        381,313
Units issued during the year.....................................          0           0         619          20        152,349
Units redeemed during the year...................................       (692)       (115)       (700)       (891)       (97,176)
                                                                    --------    --------    --------    --------     ----------
Units outstanding end of year....................................      7,284       7,976       9,384       9,465        436,486
                                                                    ========    ========    ========    ========     ==========

---------------
* Includes undistributed net investment income of:                  $ 49,058    $ 29,624    $127,199    $ 97,603    $ 1,547,605


                                                                                        LONG TERM BOND
                                                                                          SUBACCOUNT
                                                                                  --------------------------
                                                                      1996           1997           1996
                                                                   -----------    -----------    -----------
From operations:
  Net investment income (loss)...................................  $   (83,249)   $   507,617    $  (124,623)
  Net realized gain (loss) on investments........................      (66,500)       100,826       (113,978)
  Net increase in unrealized appreciation of investments.........      287,901        766,700         58,274
                                                                    ----------    -----------    -----------
Net increase (decrease) in net assets resulting from
  operations.....................................................      138,152      1,375,143       (180,327)
                                                                    ----------    -----------    -----------
From unit transactions:
  Net proceeds from the issuance of units........................    2,126,818      3,496,284      2,785,899
  Net asset value of units redeemed or used to meet contract
    obligations..................................................   (2,394,742)    (1,307,957)    (2,589,305)
                                                                    ----------    -----------    -----------
Net increase (decrease) from unit transactions...................     (267,924)     2,188,327        196,594
                                                                    ----------    -----------    -----------
Net increase (decrease) in net assets............................     (129,772)     3,563,470         16,267
Net assets beginning of year.....................................    6,621,329     10,334,042     10,317,775
                                                                    ----------    -----------    -----------
Net assets end of year*..........................................  $ 6,491,557    $13,897,512    $10,334,042
                                                                    ==========    ===========    ===========
Units outstanding beginning of year..............................      398,283        503,775        495,169
Units issued during the year.....................................      128,432        162,590        139,629
Units redeemed during the year...................................     (145,402)       (61,736)      (131,023)
                                                                    ----------    -----------    -----------
Units outstanding end of year....................................      381,313        604,629        503,775
                                                                    ==========    ===========    ===========
---------------
* Includes undistributed net investment income of:                 $ 1,263,391    $ 2,683,655    $ 2,176,038

                       See notes to financial statements.

                                      MONY

                               VARIABLE ACCOUNT A

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                       MONY SERIES FUND, INC. (CONTINUED)
                                                                                      -------------------------------------
                                                                                           DIVERSIFIED         MONEY MARKET
                                                                                           SUBACCOUNT           SUBACCOUNT
                                                                                      ---------------------    ------------
                                                                                        1997        1996           1997
                                                                                      --------    ---------    ------------
From operations:
  Net investment income (loss).....................................................   $  9,492    $  (3,484)   $    748,412
  Net realized gain (loss) on investments..........................................     22,559       41,789               0
  Net increase (decrease) in unrealized appreciation of investments................      2,068       (9,570)              0
                                                                                       -------      -------      ----------
Net increase in net assets resulting from operations...............................     34,119       28,735         748,412
                                                                                       -------      -------      ----------
From unit transactions:
  Net proceeds from the issuance of units..........................................        674       77,280      96,655,000
  Net asset value of units redeemed or used to meet contract obligations...........    (77,004)    (180,942)    (93,779,042)
                                                                                       -------      -------      ----------
Net increase (decrease) from unit transactions.....................................    (76,330)    (103,662)      2,875,958
                                                                                       -------      -------      ----------
Net increase (decrease) in net assets..............................................    (42,211)     (74,927)      3,624,370
Net assets beginning of year.......................................................    180,006      254,933      19,709,665
                                                                                       -------      -------      ----------
Net assets end of year*............................................................   $137,795    $ 180,006    $ 23,334,035
                                                                                       =======      =======      ==========
Units outstanding beginning of year................................................      7,590       12,152       1,355,274
Units issued during the year.......................................................         34        3,635       6,511,788
Units redeemed during the year.....................................................     (2,917)      (8,197)     (6,324,019)
                                                                                       -------      -------      ----------
Units outstanding end of year......................................................      4,707        7,590       1,543,043
                                                                                       =======      =======      ==========

---------------
* Includes undistributed net investment income of:                                    $106,504    $  97,012    $  2,857,541


                                                                                                            GOVERNMENT
                                                                                                            SECURITIES
                                                                                                            SUBACCOUNT
                                                                                                     ------------------------

                                                                                         1996           1997          1996

                                                                                     ------------    ----------    ----------

From operations:
  Net investment income (loss).....................................................  $    648,275    $   43,640    $  (17,809)

  Net realized gain (loss) on investments..........................................             0        13,453          (462)

  Net increase (decrease) in unrealized appreciation of investments................             0        82,489        57,310

                                                                                       ----------     ---------       -------

Net increase in net assets resulting from operations...............................       648,275       139,582        39,039

                                                                                       ----------     ---------       -------

From unit transactions:
  Net proceeds from the issuance of units..........................................    71,884,991     1,902,833     1,419,641

  Net asset value of units redeemed or used to meet contract obligations...........   (70,019,648)     (278,247)     (558,126)

                                                                                       ----------     ---------       -------

Net increase (decrease) from unit transactions.....................................     1,865,343     1,624,586       861,515

                                                                                       ----------     ---------       -------

Net increase (decrease) in net assets..............................................     2,513,618     1,764,168       900,554

Net assets beginning of year.......................................................    17,196,047     1,814,770       914,216

                                                                                       ----------     ---------       -------

Net assets end of year*............................................................  $ 19,709,665    $3,578,938    $1,814,770

                                                                                       ==========     =========       =======

Units outstanding beginning of year................................................     1,227,811       162,102        83,571

Units issued during the year.......................................................     5,032,568       164,256       129,566

Units redeemed during the year.....................................................    (4,905,105)      (24,352)      (51,035)

                                                                                       ----------     ---------       -------

Units outstanding end of year......................................................     1,355,274       302,006       162,102

                                                                                       ==========     =========       =======

---------------
* Includes undistributed net investment income of:                                   $  2,109,129    $   50,789    $    7,149


                       See notes to financial statements.

                                      MONY

                               VARIABLE ACCOUNT A

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                        FOR THE YEARS ENDED DECEMBER 31,

                                                                ENTERPRISE ACCUMULATION TRUST
                                   ----------------------------------------------------------------------------------------
                                             EQUITY                      SMALL CAP                       MANAGED
                                           SUBACCOUNT                    SUBACCOUNT                     SUBACCOUNT
                                   --------------------------    --------------------------    ----------------------------
                                      1997           1996           1997           1996            1997            1996
                                   -----------    -----------    -----------    -----------    ------------    ------------
From operations:
  Net investment income
    (loss)......................   $ 1,348,889    $   127,192    $ 2,969,759    $    98,655    $ 10,160,903    $   (159,652)
  Net realized gain on
    investments.................     4,582,451      1,845,892      1,806,789        322,780      24,484,707      10,600,967
  Net increase (decrease) in
    unrealized appreciation of
    investments.................     4,305,948      3,936,924      5,408,719      1,442,596      18,352,149      25,728,772
                                   -----------    -----------    -----------    -----------    ------------    ------------
Net increase in net assets
  resulting from operations.....    10,237,288      5,910,008     10,185,267      1,864,031      52,997,759      36,170,087
                                   -----------    -----------    -----------    -----------    ------------    ------------
From unit transactions:
  Net proceeds from the issuance
    of units....................    19,541,544     13,430,622     11,606,860      5,146,904      69,610,057      59,678,401
  Net asset value of units
    redeemed or used to meet
    contract obligations........    (8,148,291)    (3,493,043)    (4,634,574)    (4,293,528)    (46,391,571)    (24,531,771)
                                   -----------    -----------    -----------    -----------    ------------    ------------
Net increase from unit
  transactions..................    11,393,253      9,937,579      6,972,286        853,376      23,218,486      35,146,630
                                   -----------    -----------    -----------    -----------    ------------    ------------
Net increase in net assets......    21,630,541     15,847,587     17,157,553      2,717,407      76,216,245      71,316,717
Net assets beginning of year....    37,267,237     21,419,650     22,140,377     19,422,970     220,849,725     149,533,008
                                   -----------    -----------    -----------    -----------    ------------    ------------
Net assets end of year*.........   $58,897,778    $37,267,237    $39,297,930    $22,140,377    $297,065,970    $220,849,725
                                   ===========    ===========    ===========    ===========    ============    ============
Units outstanding beginning of
  year..........................     1,123,086        798,552        837,807        807,452       5,150,485       4,253,824
Units issued during the year....       526,272        441,702        347,201        202,925       1,464,377       1,537,736
Units redeemed during the
  year..........................      (220,569)      (117,168)      (142,281)      (172,570)       (981,386)       (641,075)
                                   -----------    -----------    -----------    -----------    ------------    ------------
Units outstanding end of year...     1,428,789      1,123,086      1,042,727        837,807       5,633,476       5,150,485
                                   ===========    ===========    ===========    ===========    ============    ============

---------------
* Includes undistributed net
  investment income of:            $ 2,815,100    $ 1,466,211    $ 4,904,544    $ 1,934,785    $ 22,763,039    $ 12,602,136


                                        INTERNATIONAL                 HIGH YIELD
                                           GROWTH                        BOND
                                         SUBACCOUNT                   SUBACCOUNT
                                  -------------------------    ------------------------
                                     1997           1996          1997          1996
                                  -----------    ----------    ----------    ----------
From operations:
  Net investment income
    (loss)......................  $   157,687    $  (28,360)   $  392,417    $  140,903
  Net realized gain on
    investments.................      315,164        94,099        42,368        10,750
  Net increase (decrease) in
    unrealized appreciation of
    investments.................     (304,765)      382,690       131,750        84,387
                                   ----------    ----------    ----------    ----------
Net increase in net assets
  resulting from operations.....      168,086       448,429       566,535       236,040
                                   ----------    ----------    ----------    ----------
From unit transactions:
  Net proceeds from the issuance
    of units....................    3,852,044     3,893,317     3,929,223     2,209,079
  Net asset value of units
    redeemed or used to meet
    contract obligations........   (1,301,430)     (314,849)     (420,640)     (323,040)
                                   ----------    ----------    ----------    ----------
Net increase from unit
  transactions..................    2,550,614     3,578,468     3,508,583     1,886,039
                                   ----------    ----------    ----------    ----------
Net increase in net assets......    2,718,700     4,026,897     4,075,118     2,122,079
Net assets beginning of year....    5,901,118     1,874,221     3,189,944     1,067,865
                                   ----------    ----------    ----------    ----------
Net assets end of year*.........  $ 8,619,818    $5,901,118    $7,265,062    $3,189,944
                                   ==========    ==========    ==========    ==========
Units outstanding beginning of
  year..........................      472,752       167,074       247,295        92,358
Units issued during the year....      289,408       332,329       286,812       182,283
Units redeemed during the
  year..........................      (98,008)      (26,651)      (31,215)      (27,346)
                                   ----------    ----------    ----------    ----------
Units outstanding end of year...      664,152       472,752       502,892       247,295
                                   ==========    ==========    ==========    ==========
---------------
* Includes undistributed net
  investment income of:           $   210,205    $   52,518    $  576,880    $  184,463

                       See notes to financial statements.

                                      MONY

                               VARIABLE ACCOUNT A

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                        FOR THE YEARS ENDED DECEMBER 31,

                                                                          OCC ACCUMULATION TRUST
                                                 ------------------------------------------------------------------------
                                                      MONEY MARKET                  BOND                    EQUITY
                                                       SUBACCOUNT                SUBACCOUNT               SUBACCOUNT
                                                 -----------------------    ---------------------    --------------------
                                                    1997          1996        1997        1996         1997        1996
                                                 -----------    --------    --------    ---------    --------    --------
From operations:
  Net investment income.......................   $    17,237    $ 14,005    $ 28,149    $  42,462    $ 10,790    $  4,186
  Net realized gain (loss) on investments.....             0           0      (9,584)        (186)     35,842       7,734
  Net increase (decrease) in unrealized
    appreciation of investments...............             0           0      12,352      (44,748)     42,275      54,162
                                                  ----------     -------     -------     --------     -------     -------
Net increase (decrease) in net assets
  resulting from operations...................        17,237      14,005      30,917       (2,472)     88,907      66,082
                                                  ----------     -------     -------     --------     -------     -------
From unit transactions:
  Net proceeds from the issuance of units.....     1,080,192      19,197      20,982       15,468       4,581      22,903
  Net asset value of units redeemed or used to
    meet contract obligations.................    (1,076,942)    (27,513)    (30,553)    (276,029)    (71,904)    (12,801)
                                                  ----------     -------     -------     --------     -------     -------
Net increase (decrease) from unit
  transactions................................         3,250      (8,316)     (9,571)    (260,561)    (67,323)     10,102
                                                  ----------     -------     -------     --------     -------     -------
Net increase (decrease) in net assets.........        20,487       5,689      21,346     (263,033)     21,584      76,184
Net assets beginning of year..................       443,785     438,096     569,120      832,153     370,443     294,259
                                                  ----------     -------     -------     --------     -------     -------
Net assets end of year*.......................   $   464,272    $443,785    $590,466    $ 569,120    $392,027    $370,443
                                                  ==========     =======     =======     ========     =======     =======
Units outstanding beginning of year...........        33,041      33,665      35,119       51,825      11,304      10,944
Units issued during the year..................        78,351       1,448       1,264          650         153         894
Units redeemed during the year................       (77,963)     (2,072)     (1,862)     (17,356)     (1,894)       (534)
                                                  ----------     -------     -------     --------     -------     -------
Units outstanding end of year.................        33,429      33,041      34,521       35,119       9,563      11,304
                                                  ==========     =======     =======     ========     =======     =======

---------------
* Includes undistributed net investment income
  of:                                            $    52,525    $ 35,288    $122,784    $  94,635    $ 12,025    $  1,235


                                                      SMALL CAP                    MANAGED
                                                      SUBACCOUNT                  SUBACCOUNT
                                                ----------------------    --------------------------
                                                  1997         1996          1997           1996
                                                ---------    ---------    -----------    -----------
From operations:
  Net investment income.......................  $  11,908    $  15,959    $   378,567    $    97,936
  Net realized gain (loss) on investments.....     37,759       20,195      1,555,405        695,252
  Net increase (decrease) in unrealized
    appreciation of investments...............      7,206       17,666        369,175      1,520,888
                                                 --------     --------     ----------     ----------
Net increase (decrease) in net assets
  resulting from operations...................     56,873       53,820      2,303,147      2,314,076
                                                 --------     --------     ----------     ----------
From unit transactions:
  Net proceeds from the issuance of units.....          0       10,778      1,042,873        301,963
  Net asset value of units redeemed or used to
    meet contract obligations.................   (136,759)    (174,121)    (3,207,772)    (1,630,402)
                                                 --------     --------     ----------     ----------
Net increase (decrease) from unit
  transactions................................   (136,759)    (163,343)    (2,164,899)    (1,328,439)
                                                 --------     --------     ----------     ----------
Net increase (decrease) in net assets.........    (79,886)    (109,523)       138,248        985,637
Net assets beginning of year..................    340,536      450,059     12,043,728     11,058,091
                                                 --------     --------     ----------     ----------
Net assets end of year*.......................  $ 260,650    $ 340,536    $12,181,976    $12,043,728
                                                 ========     ========     ==========     ==========
Units outstanding beginning of year...........     11,883       18,419        284,927        317,313
Units issued during the year..................          0          484         21,763          8,688
Units redeemed during the year................     (4,351)      (7,020)       (68,110)       (41,074)
                                                 --------     --------     ----------     ----------
Units outstanding end of year.................      7,532       11,883        238,580        284,927
                                                 ========     ========     ==========     ==========
---------------
* Includes undistributed net investment income
  of:                                           $  23,660    $  11,752    $   377,599    $      (968)

                       See notes to financial statements.

                                      MONY

                               VARIABLE ACCOUNT A

                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND BUSINESS

     MONY Variable Account A (the "Variable Account") is a separate investment account established on November 28, 1990 by The Mutual Life Insurance Company of New York ("MONY"), under the laws of the State of New York.

     The Variable Account operates as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). The Variable Account holds assets that are segregated from all of MONY's other assets and, at present, is used only to support Flexible Payment Variable Annuity policies. These policies are issued by MONY.

     There are currently seventeen subaccounts within the Variable Account, each invests only in a corresponding portfolio of the MONY Series Fund, Inc. ("Fund"), Enterprise Accumulation Trust ("Enterprise") or the OCC Accumulation Trust ("OCC") (formerly the Quest for Value Accumulation Trust) collectively, the "Funds". The Funds are registered under the 1940 Act as open end, diversified, management investment companies.

     On March 31, 1997, the Variable Account effected a substitution by redeeming shares of the OCC Accumulation Trust Bond Portfolio and using the redemption proceeds to purchase shares of the OCC Accumulation Trust U.S. Government Income Portfolio. The substitution was effected through a redemption of assets in-kind for the Variable Account and OCC.

     A full presentation of the related financial statements and footnotes of the Fund, Enterprise and OCC are contained on pages 68 to 102; 105 to 142; and 145 to 166; respectively, and should be read in conjunction with these financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES

  Investments:

     The investment in shares of each of the respective portfolios is stated at the net asset values of each portfolio. Except for the Money Market Portfolio, net asset values are based upon market quotations of the securities held in each of the corresponding portfolios of the Funds. For the Money Market Portfolio, the net asset values are based on the amortized cost of the securities held which approximates value.

  Taxes:

     MONY is currently taxed as a life insurance company and will include the Variable Account's operations in its tax return. MONY does not expect, based upon current tax law, to incur any income tax burden upon the earnings or realized capital gains attributable to the Variable Account. Based on this expectation, no charges are currently being deducted from the the Variable Account for federal income tax purposes.

3. RELATED PARTY TRANSACTIONS

     MONY is the legal owner of the assets held by the Variable Account.

     Purchase payments received from MONY by the Variable Account represent gross purchase payments recorded by MONY less deductions retained for any premium taxes.

     A periodic deduction is made from the cash value of the contract for the annual contract charge. The deduction is for the expenses of administration and is treated by the Variable Account as a contractholder redemption. The amount deducted for all subaccounts for 1997 was $244,101.

     MONY receives from the Variable Account the amounts deducted for mortality and expense risks at an annual rate of 1.25 percent of aggregate average daily net assets. As MONY America, a wholly-owned subsidiary of MONY, acts as investment adviser to the Fund, it receives amounts paid by the Fund for those services.

                                      MONY

                               VARIABLE ACCOUNT A

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3. RELATED PARTY TRANSACTIONS (CONTINUED)
     Enterprise Capital Management, Inc., a wholly-owned subsidiary of MONY, acts as investment adviser to Enterprise, and it receives amounts paid by Enterprise for those services.

4. INVESTMENTS

     Investments in MONY Series Fund, Inc. at cost, at December 31, 1997 consist of the following:

                                EQUITY       EQUITY      INTERMEDIATE     LONG TERM                       MONEY        GOVERNMENT
                                GROWTH       INCOME       TERM BOND         BOND        DIVERSIFIED       MARKET       SECURITIES
                               PORTFOLIO    PORTFOLIO     PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                               ---------    ---------    ------------    -----------    -----------    ------------    ----------
Shares beginning of year:
  Shares....................       8,146       11,545        592,296         804,831        10,006       19,709,665      171,528
  Amount....................   $ 146,407    $ 175,761    $ 6,220,549     $ 9,624,486     $ 151,866     $ 19,709,665    $1,767,192
                                --------     --------    -----------      ----------     ---------     ------------    -----------
Shares acquired:
  Shares....................         560          847        263,589         300,731            49      100,644,813      191,007
  Amount....................   $  20,018    $  22,001    $ 2,846,075     $ 3,859,202     $     818     $100,644,813    $2,032,077
Shares received for
  reinvestment of dividends:
  Shares....................         814        1,562         35,928          55,581           682          987,648        7,193
  Amount....................   $  22,966    $  33,575    $   370,421     $   650,293     $  11,395     $    987,648    $  73,370
Shares redeemed:
  Shares....................      (1,438)      (1,117)      (180,947)       (142,265)       (4,051)     (98,008,091)     (41,084)
  Amount....................   $ (18,585)   $ (15,972)   $(1,845,704)    $(1,712,725)    $ (56,492)    $(98,008,091)   $(423,768)
                                --------     --------    -----------      ----------     ---------     ------------    -----------
Net change:
  Shares....................         (64)       1,292        118,570         214,047        (3,320)       3,624,370      157,116
  Amount....................   $  24,399    $  39,604    $ 1,370,792     $ 2,796,770     $ (44,279)    $  3,624,370    $1,681,679
                                --------     --------    -----------      ----------     ---------     ------------    -----------
Shares end of year:
  Shares....................       8,082       12,837        710,866       1,018,878         6,686       23,334,035      328,644
  Amount....................   $ 170,806    $ 215,365    $ 7,591,341     $12,421,256     $ 107,587     $ 23,334,035    $3,448,871
                                ========     ========    ===========      ==========     =========     ============    ===========

                                      MONY

                               VARIABLE ACCOUNT A

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. INVESTMENTS (CONTINUED)
     Investments in Enterprise Accumulation Trust, Inc. at cost, at December 31, 1997 consist of the following:

                                                                                                INTERNATIONAL    HIGH YIELD
                                                    EQUITY        SMALL CAP       MANAGED          GROWTH           BOND
                                                   PORTFOLIO      PORTFOLIO      PORTFOLIO        PORTFOLIO      PORTFOLIO
                                                  -----------    -----------    ------------    -------------    ----------
Shares beginning of year:
  Shares.......................................     1,291,312      1,094,975       6,436,891         975,391        578,938
  Amount.......................................   $29,460,211    $19,845,374    $165,506,442     $ 5,439,421     $3,093,095
                                                  -----------    -----------    ------------      ----------     ----------
Shares acquired:
  Shares.......................................       645,760        492,469       1,939,751         640,016        769,503
  Amount.......................................   $21,005,404    $12,677,071    $ 74,390,050     $ 4,160,645     $4,325,301
Shares received for reinvestment of dividends:
  Shares.......................................        55,555        124,949         329,985          41,180         80,670
  Amount.......................................   $ 1,949,439    $ 3,336,149    $ 13,456,808     $   254,490     $  454,254
Shares redeemed:
  Shares.......................................      (314,149)      (240,560)     (1,422,027)       (261,794)      (156,771)
  Amount.......................................   $(5,630,250)   $(4,264,386)   $(29,982,762)    $(1,391,670)    $ (836,187)
                                                  -----------    -----------    ------------      ----------     ----------
Net change:
  Shares.......................................       387,166        376,858         847,709         419,402        693,402
  Amount.......................................   $17,324,593    $11,748,834    $ 57,864,096     $ 3,023,465     $3,943,368
                                                  -----------    -----------    ------------      ----------     ----------
Shares end of year:
  Shares.......................................     1,678,478      1,471,833       7,284,600       1,394,793      1,272,340
  Amount.......................................   $46,784,804    $31,594,208    $223,370,538     $ 8,462,886     $7,036,463
                                                  ===========    ===========    ============      ==========     ==========

     Investments in OCC Accumulation Trust, Inc. at cost, at December 31, 1997 consist of the following:

                                             MONEY                    US GOVERNMENT
                                            MARKET         BOND          INCOME         EQUITY      SMALL CAP      MANAGED
                                           PORTFOLIO     PORTFOLIO      PORTFOLIO      PORTFOLIO    PORTFOLIO     PORTFOLIO
                                          -----------    ---------    -------------    ---------    ---------    -----------
Shares beginning of year:
  Shares...............................       443,785       59,908              0         12,319      15,061         332,608
  Amount...............................   $   443,785    $ 565,925      $       0      $ 246,057    $264,999     $ 7,539,103
                                             --------    ---------       --------       --------    --------      ----------
Shares acquired:
  Shares...............................     1,080,262        1,176         56,391            173           0          28,172
  Amount...............................   $ 1,080,262    $  10,982      $ 576,619      $   6,000    $      0     $ 1,156,052
Shares received for reinvestment of
  dividends:
  Shares...............................        23,660        1,114          2,380            525         724          14,824
  Amount...............................   $    23,660    $  10,492      $  24,770      $  15,704    $ 15,785     $   534,860
Shares redeemed:
  Shares...............................    (1,083,435)     (62,198)        (2,590)        (2,283)     (5,901)        (88,158)
  Amount...............................   $(1,083,435)   $(587,399)     $ (26,470)     $ (42,395)   $(102,877)   $(1,921,839)
                                             --------    ---------       --------       --------    --------      ----------
Net change:
  Shares...............................        20,487      (59,908)        56,181         (1,585)     (5,177)        (45,162)
  Amount...............................   $    20,487    $(565,925)     $ 574,919      $ (20,691)   $(87,092)    $  (230,927)
                                             --------    ---------       --------       --------    --------      ----------
Shares end of year:
  Shares...............................       464,272            0         56,181         10,734       9,884         287,446
  Amount...............................   $   464,272    $       0      $ 574,919      $ 225,366    $177,907     $ 7,308,176
                                             ========    =========       ========       ========    ========      ==========

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of
Mutual Life Insurance Company of New York and the
Contractholders of MONY Variable Account A:

     We have audited the accompanying statements of assets and liabilities of MONY Variable Account A (comprising, respectively, the MONY Series Fund, Inc.'s Equity Growth, Equity Income, Intermediate Term Bond, Long Term Bond, Diversified, Government Securities and Money Market Subaccounts; the Enterprise Accumulation Trust's Equity, Small Cap, Managed, International Growth and High Yield Bond Subaccounts; and the OCC Accumulation Trust's Money Market, Bond, Equity, Small Cap and Managed Subaccounts) as of December 31, 1997, the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of MONY's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting MONY Variable Account A as of December 31, 1997, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles.

                                                  COOPERS & LYBRAND L.L.P.

New York, New York
February 11, 1998

                             MONY SERIES FUND, INC.

                            EQUITY GROWTH PORTFOLIO

     The stock market has enjoyed an unprecedented three very strong (greater than 20 percent) years in a row. Valuations and expectations are high and the risks and unknowns are increasing. The most prudent approach is a strategy that emphasizes defensive sectors and companies, and relatively assured earnings growth.

     Cyclical and economy sensitive sectors have been reduced, mostly in the basic materials industries but also in capital spending related industries. Any industry or company which has depended on Asia for incremental growth is now more likely to disappoint. Eventually, these stocks will become cheap enough to be interesting again, but for now this area is being de-emphasized.

     A major emphasis for the Equity Growth Portfolio in this environment is the stable growth area. Healthcare, especially pharmaceuticals, is heavily weighted as well as the consumer staples sector with an emphasis on beverages, household products and specialty retailers. The financial sector is also heavily weighted with the emphasis on insurance and regional banks. Technology has been reduced in weight, but is still an important part of the Portfolio.

 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENTS IN MONY SERIES FUND, INC.
           EQUITY GROWTH PORTFOLIO AND TOTAL RETURN ON S&P 500 INDEX

                          AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

1 YEAR     5 YEARS     10 YEARS
------     -------     --------
30.68%     18.25%       16.10%

  PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. ASSUMES REINVESTMENT OF
                                   DIVIDENDS.

                             MONY SERIES FUND, INC.

                            EQUITY INCOME PORTFOLIO

     The stock market has enjoyed an unprecedented three very strong (greater than 20 percent) years in a row. Valuations and expectations are high and the risks and unknowns are increasing. The most prudent approach is a strategy that emphasizes defensive sectors and companies, and relatively assured earnings growth.

     Cyclical and economy sensitive sectors have been reduced, mostly in the basic materials industries but also in capital spending related industries. Any industry or company which has depended on Asia for incremental growth is now more likely to disappoint. Eventually these stocks will become cheap enough to be interesting again, but for now this area is being de-emphasized.

     Telephone sectors are a major overweight. They are attractive for their high yields, stable earnings and the consolidation which is occurring in the industry. The same holds for electric utilities. They are a smaller part of the Portfolio but are being increased in weight. Financial stocks continue as a major overweight, but the emphasis is being changed more toward regional banks and insurance and less toward money center banks.

     In the stable growth sector, healthcare, primarily pharmaceutical companies, continues as an area of major emphasis. Household products, cosmetics and to a lesser extent food names have been increased in weight. In a difficult environment for stocks in general, with corporate profit disappointments likely and the full ramifications of the Asian turmoil still to come, these defensive and higher yield sectors should be attractive to investors.

 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENTS IN MONY SERIES FUND, INC.
           EQUITY INCOME PORTFOLIO AND TOTAL RETURN ON S&P 500 INDEX

                          AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

1 YEAR     5 YEARS     10 YEARS
------     -------     --------
31.26%     19.21%       15.79%

  PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. ASSUMES REINVESTMENT OF
                                   DIVIDENDS.

                             MONY SERIES FUND, INC.

                        INTERMEDIATE TERM BOND PORTFOLIO

     The Intermediate Term Bond Portfolio is a diversified portfolio of U.S. Treasury and corporate bond fund that seeks to maximize income and capital appreciation through the investment in bonds with maturities averaging between four and eight years. The Portfolio maintained an average maturity of 5.42 years for the year ended December 31, 1997.

     For the quarter ended December 31, 1997, the Portfolio earned a total return of 2.10%. For the one year period ended December 31, 1997, the Portfolio earned a total return of 7.70%, and for the five and ten year periods the Portfolio earned an average annual return of 6.38% and 7.77% respectively.

     The bond market finished the year with another quarter of satisfactory performance, underpinned by a rallying Treasury market. Interest rates, as measured by the benchmark five-year U.S. Treasury declined 27 basis points to yield 5.71% at the end of the quarter.

     The U.S. Treasury market benefited from the "flight to quality" trade emanating from the Asian economic crisis, whereas the corporate sector saw risk premiums soaring to record levels. Market participants focused on the potential of a global economic slowdown triggered by a financially weak Asia and practically ignored the strong fundamentals of the U.S. economy. Inflation continued to be restrained. Prices rose only 1.7% in 1997, a level not seen since the early 1960's.

     Our outlook for 1998 is that despite the Asian crisis and its potential disinflationary effect on global economies, inflation will reemerge and interest rates will move up to settle in a range centered around 6% over time. On the technical side, the market will be supported by a considerable reduction in supply of Treasury securities thanks to the almost balanced budget. As for the corporate sector, spreads will continue to be susceptible to widening driven by the Asian contagion and volatile equity markets.

     The Portfolio is currently invested in corporate issuers, comprising 54% of total invested assets. U.S. Treasury issues make up 19% of the Portfolio, with 12% in mortgage-backed securities, 4% in asset-backed securities and the balance in cash equivalents. The average Moody's rating on issues in the Portfolio is A1, reflecting emphasis on higher debt issuers.

 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENTS IN MONY SERIES FUND, INC.
      INTERMEDIATE TERM BOND PORTFOLIO AND TOTAL RETURN ON LEHMAN BROTHERS
                          INTERMEDIATE GOV/CORP INDEX

                          AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

1 YEAR     5 YEARS     10 YEARS
------     -------     --------
7.70%       6.38%        7.77%

  PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. ASSUMES REINVESTMENT OF
                                   DIVIDENDS.

                             MONY SERIES FUND, INC.

                            LONG TERM BOND PORTFOLIO

     The Long Term Bond Portfolio is a diversified U.S. Treasury and corporate bond fund that seeks to maximize income and capital appreciation through the investment in bonds with maturities generally longer than eight years. The Portfolio's performance is expected to be more volatile than other fixed income accounts with shorter average maturities, with both the Portfolio's risk and ultimate return expected to be greater. The Portfolio had an average maturity of
20.3 years and a duration of 9.88 years as of December 31, 1997.

     For the quarter ended December 31, 1997, the Portfolio earned a total return of 5.50%. For the one year period ended December 31, 1997, the Portfolio earned a total return of 13.44% and for the five and ten year periods the Portfolio earned an average annual return of 9.54% and 10.46% respectively.

     The fourth quarter saw cracks appear in the "Asian Miracle": the seemingly endless economic growth of the countries of the Pacific Rim. As a crisis of confidence swept the region, money flowed into the safe haven of U.S. Treasuries. When combined with plummeting commodity prices, the net effect was a steady drop in interest rates. The Treasury curve flattened as the yields dropped, meaning that long rates dropped more than short rates. The thirty-year U.S. Treasury declined from 6.40% to 5.92%, while the five-year U.S. Treasury declined from 5.99% to 5.71%.

     For those attentive readers that recall last quarter's comments on the market outlook, we commented on the healthy profile of corporate America and our favorable disposition toward overweighting corporate securities. We also stated that a "conservative investment profile" would be maintained. Well, nothing has changed strategically. We continue to look for "up-in-quality" trades with corporates that demonstrate market dominance, superior management team, and improving credit profiles. Currently, a tug-of-war is under way between a strong domestic economy and a trade drag with deflation that Asia is transmitting to the U.S. We feel that the Asian crisis is likely to be the primary influence during the first half of 1998. That's because a pull-back in domestic demand abroad and the dollar's sharp appreciation should lead to a significant reduction in the demand for U.S. exports and a drop in import prices, which help dampen U.S. inflation. This translates into near term favorable conditions for the Treasury bond market as a perceived flight to quality. As such, we had been increasing our Treasury exposure and moving into sectors with limited or no exposure to Asia. For example, we purchased a high quality asset-backed credit card issue on the basis of increased improvement in consumer credit quality and negligible correlation to Asia. For corporate securities, we anticipate a slowdown in earnings but a continued strong credit profile. While the Asian crisis is projected to shave off about .5% of real GDP growth and S&P earnings growth is expected to decline from 13% to about 8%, corporate discretionary free cash flow should continue to be generous. Nearly one-third of corporate earnings is free cash flow (after capital expenditures and dividends). Therefore, we maintain the core group of credit holdings based on market dominance, superb management, and stability of earnings throughout market cycles. Some of these credits are General Electric, Boeing, Fifth Third Bank, and USA Waste. Over the near term, we will be looking at opportunities in the cyclical and service areas such as paper companies and retailers as the Asia situation begins to diminish.

                             MONY SERIES FUND, INC.

     The Portfolio is currently invested in 30 corporate issuers, comprising 51% of total invested assets, U.S. Treasury issues represent 38%, with 8% in mortgage and asset-backed securities. The remaining 3% represent cash equivalents. Our continued emphasis on higher quality is reflected in the average Moody's rating on issues in the Portfolio is Aa2.

 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENTS IN MONY SERIES FUND, INC. LONG TERM BOND PORTFOLIO AND TOTAL RETURN ON LEHMAN BROTHERS LONG GOV/CORP INDEX

                          AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

1 YEAR      5 YEARS     10 YEARS
-------     -------     --------
13.44%       9.54%       10.46%

  PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. ASSUMES REINVESTMENT OF
                                   DIVIDENDS.

                             MONY SERIES FUND, INC.

                             DIVERSIFIED PORTFOLIO

     Some of the air seemed to be let out of the inflated stock market in the fourth quarter. The proximate cause was the potential spillover from a continuing crisis in the Asian Pacific region, but after three years of massive gains, perhaps any excuse for a pullback would suffice. Many secondary stocks were particularly hard hit, and volatility reigned. Many investors, especially those overseas, fled the equity markets for the safety of U.S. Treasury securities, sending interest rates to their lowest levels in years. As a result, bonds did better than stocks in the fourth quarter -- a rarity in recent years. The benchmark S&P 500 Index was up 2.84% for the quarter, while the Russell 2000 Index of smaller stocks was down 3.35%. The benchmark Lehman Brothers Government/Corporate Bond Index rose by 3.21%.

     We are guarded about the upside prospects for the market in the new year. Labor cost pressures and severe import price competition should combine to squeeze corporate profits. The silver lining is that we forecast continued economic expansion, with still moderate interest rates. All said, we think 1998 will prove to be an acceptable, but not stellar year for investors.

     For the quarter ended December 31, 1997, the Portfolio earned a total return of 1.57%. For the one year period ended December 31, 1997, the Portfolio earned a total return of 24.97% and for the five and ten year periods, the Portfolio earned an average annual return of 15.16% and 12.94%, respectively.

     As of December 31, 1997, the Diversified Portfolio was invested 79% in common stocks, 16% in bonds, and 5% in money-market equivalents.

 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENTS IN MONY SERIES FUND, INC.
            DIVERSIFIED PORTFOLIO AND TOTAL RETURN ON S&P 500 INDEX

                          AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

1 YEAR     5 YEARS     10 YEARS
------     -------     --------
24.97%     15.16%       12.94%

  PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. ASSUMES REINVESTMENT OF
                                   DIVIDENDS.

                             MONY SERIES FUND, INC.

                        GOVERNMENT SECURITIES PORTFOLIO

     The Government Securities Portfolio is a bond fund that seeks to maximize income and capital appreciation through the investment in high quality debt obligations issued or guaranteed by the U.S. Government, its Agencies, and instrumentalities. The Portfolio is expected to have a dollar weighted average life between one and five years under most circumstances. The Portfolio had an average maturity of 2.5 years at December 31, 1997.

     For the quarter ended December 31, 1997, the Portfolio earned a total return of 1.97%. For the one year period ended December 31, 1997, the Portfolio earned a total return of 7.18% and 5.56% for the five year period. Since inception on May 1, 1991, the Portfolio earned an average annual return of 6.67% for the period ended December 31, 1997.

     The fourth quarter saw cracks appear in the "Asian Miracle": the seemingly endless economic growth of the countries of the Pacific Rim. As a crisis of confidence swept the region, money flowed into the safe haven of U.S. Treasuries. When combined with plummeting commodity prices, the net effect was a steady drop in interest rates. Intermediate Treasury (4-10 year maturity) yields moved down approximately one-half a percentage point.

     The Treasury market now seems to anticipate a worst case of sharply lower domestic growth with price deflation. While Asian economic troubles may have some effect here, we still believe 1998 will continue to be a year of solid U.S. economic growth. Ironically, the economy should get a boost from the current lower rate environment. As evidence of sustained growth becomes apparent, intermediate term interest rates should drift back up into the range that dominated through much of 1997.

     The Portfolio is currently invested 100% in U.S. Treasury and Agency obligations.

     Investments made in the Government Security Portfolio are not insured nor guaranteed by the U.S. Government.

 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENTS IN MONY SERIES FUND, INC.
  GOVERNMENT SECURITIES PORTFOLIO FROM INCEPTION (5/1/91) THROUGH 12/31/97 AND
       TOTAL RETURN ON LEHMAN BROTHERS INTERMEDIATE GOVERNMENT BOND INDEX

                                     GRAPH

                          AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

1 YEAR     5 YEARS     SINCE MAY 1, 1991
------     -------     -----------------
7.18%       5.56%            6.67%

  PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. ASSUMES REINVESTMENT OF
                                   DIVIDENDS.

                             MONY SERIES FUND, INC.

                             MONEY MARKET PORTFOLIO

     Over the course of the fourth quarter of 1997, the bond market continued to exhibit a high degree of rate volatility. Expectations on the part of bond market participants as to the timing of another move by the Federal Reserve Board (the "Fed") to tighten monetary policy via another boost in the overnight Federal funds rate were quickly shoved aside in the face of growing turmoil in the Asian financial and currency markets. The market's view on the prospects for Asia stabilizing and starting to recover continued to drive the bond market as it broke below 6% on the long end. On the domestic front, the pace of economic activity clearly picked up in the fourth quarter as monthly nonfarm payroll growth averaged 358,000, bringing the unemployment rate down to 4.7% at year end. Fourth quarter trends in hours worked and hourly earnings were very strong coincident with historic levels of consumer confidence. Manufacturing activity and housing starts both perked up in the fourth quarter. While the U.S. economy remains very buoyant, inflation has been conspicuously absent in both the consumer and producer sectors. The Consumer Price Index increased 0.1% in December and 1.7% for all of 1997, compared to a 3.3% gain in 1996. Wholesale prices, as reflected in the Producer Price Index, fell 0.2% in December and dropped 1.2% for the year versus a 2.8% increase in 1996. Wage inflation has been modest and not yet passed through in the form of higher prices to consumers. In sum, while economic indicators point to a strong economy on an above trend growth track, the near absence of inflation, recent drop in commodity prices and potential drag stemming from Asia's difficulties have left the Fed on hold as far as a change in interest rates. In fact, market sentiment has shifted to the view that the next Fed move will be an easing, a conclusion we have not yet adopted.

     The yield curve grew increasingly flatter in the fourth quarter. Investors responded to the problems in Asia, rebounding economic conditions and the Fed's restraint against additional tightening of monetary policy by continuing a rally on the long end begun after the March 1997 Fed move. Interest rates declined by 48 basis points (1/100 of a percentage point) in the fourth quarter from a yield of 6.40% at the end of the third quarter to 5.92% at the end of the fourth quarter. However, the short end backed up with the yield on the three month T-bill rising from 5.09% at the end of the third quarter to 5.34% at year end. The prevailing market sentiment is that the Fed is on hold near term with the expectation that an eventual easing will be undertaken perhaps in the second quarter. Raising the average maturity of the portfolio will be undertaken only on an opportunistic basis. At December 31, 1997, the average maturity of the portfolio was approximately 35.4 days.

     The Portfolio continues to be invested in high quality short-term instruments, principally commercial paper. Our investment strategy is to emphasize purchases of 30-90 day maturities to provide flexibility to respond to any changes in the market places without sacrificing current income. The 30-day and 7-day current yields of the portfolio were each 5.29% as of December 31, 1997, after charges imposed by the Portfolio. For the one year period ended December 31, 1997, the Portfolio earned a total return of 5.15%. For the five and ten year periods ended December 31, 1997, the Portfolio earned a total return of 4.47% and 5.47%, respectively.

     Investments made in the Money Market Portfolio are not insured nor guaranteed by the U.S. Government. There is no assurance that the Portfolio will maintain a steady net asset value.

                             MONY SERIES FUND, INC.
                            EQUITY GROWTH PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1997

      VALUE                                                                VALUE
DESCRIPTION                                  SHARES                        (NOTE
2)      DESCRIPTION                                  SHARES             (NOTE 2)
--------------------------------------------------------------------------------

COMMON STOCKS -- 93.5%
---------------------------------------------------------------
AEROSPACE/DEFENSE -- 0.7%
  Boeing Co.                                  400             $        19,575
                                                          -------------------
AIR TRANSPORTATION -- 3.5%
  AMR Corp.*                                  200                      25,700
  Delta Airlines Inc.                         300                      35,700
  UAL Corp.*                                  400                      37,000
                                                          -------------------
                                                                       98,400
                                                          -------------------
AUTOMOBILES -- 1.7%
  Ford Motor Co.                              500                      24,344
  General Motors Corp. Class (E)              400                      24,250
                                                          -------------------
                                                                       48,594
                                                          -------------------
BANKS/MAJOR -- 3.6%
  BankAmerica Corp.                           400                      29,200
  Chase Manhattan Corp.                       300                      32,850
  Citicorp                                    300                      37,931
                                                          -------------------
                                                                       99,981
                                                          -------------------
BANKS/REGIONAL -- 5.7%
  BankBoston Corp.                            500                      46,968
  First Union Corp.                           800                      41,000
  Fleet Financial                             300                      22,481
  Mellon Bank Corp.                           400                      24,250
  NationsBank Corp.                           400                      24,325
                                                          -------------------
                                                                      159,024
                                                          -------------------
BEVERAGES-SOFT DRINKS -- 2.1%
  Coca-Cola Co.                               900                      59,963
                                                          -------------------
BIO-TECHNOLOGIES -- 0.8%
  Amgen Inc.*                                 400                      21,650
                                                          -------------------
CABLE TELEVISION -- 1.2%
  At Home Corp. Class A*                      100                       2,513
  Comcast Corp. Class A                      1000                      31,562
                                                          -------------------
                                                                       34,075
                                                          -------------------
CHEMICALS -- 3.0%
  du Pont (E.I.) de Nemours &
    Co.                                       600                      36,037
  Hercules, Inc.                              400                      20,025
  Monsanto Co.                                500                      21,000
  Solutia Inc.                                300                       8,006
                                                          -------------------
                                                                       85,068
                                                          -------------------
COSMETICS -- 1.1%
  Gillette Co.                                300                      30,131
                                                          -------------------
DRUGS -- 8.6%
  American Home Products Corp.                200                      15,300
  Bristol Meyers Squibb Co.                   200                      18,925
  Lilly (Eli) & Co.                           600                      41,775
  Merck & Co., Inc.                           300                      31,875
  Pfizer Inc.                                 400                      29,824
  Schering-Plough Corp.                       400                      24,850
  SmithKline Beecham, PLC, ADR                800                      41,150
  Warner Lambert Co.                          300                      37,200
                                                          -------------------
                                                                      240,899
                                                          -------------------
ELECTRICAL EQUIPMENT -- 4.4%
  Emerson Electric Co.                        600                      33,862
  General Electric Co.                      1,200                      88,050
                                                          -------------------
                                                                      121,912
                                                          -------------------
ELECTRONICS -- 5.4%
  AMP Inc.                                    800             $        33,600
  Applied Materials, Inc.*                    300                       9,038
  Hewlett-Packard Co.                         400                      25,000
  Intel Corp.                                 700                      49,175
  Motorola, Inc.                              300                      17,118
  Texas Instruments, Inc.                     400                      18,000
                                                          -------------------
                                                                      151,931
                                                          -------------------
ENTERTAINMENT -- 3.2%
  Disney (Walt) Co.                           400                      39,625
  Ensco International                         400                      13,400
  Time Warner, Inc.                           600                      37,200
                                                          -------------------
                                                                       90,225
                                                          -------------------
HOSPITAL MANAGEMENT -- 3.1%
  Aetna Inc.                                  300                      21,169
  Oxford Health Plans, Inc.*                  200                       3,112
  Sunrise Assisted Living, Inc.*            1,000                      43,125
  United Healthcare Corp.                     400                      19,875
                                                          -------------------
                                                                       87,281
                                                          -------------------
HOSPITAL SUPPLIES -- 1.8%
  Johnson & Johnson                           600                      39,525
  Schick Technologies*                        500                       9,719
                                                          -------------------
                                                                       49,244
                                                          -------------------
INSURANCE -- 3.3%
  American International Group,
    Inc.                                      450                      48,938
  General Re Corp.                            200                      42,400
                                                          -------------------
                                                                       91,338
                                                          -------------------
MACHINERY -- 2.7%
  Case Corp.                                  300                      18,131
  Caterpillar, Inc.                           300                      14,569
  Deere & Co.                                 400                      23,325
  Ingersoll-Rand Co.                          500                      20,250
                                                          -------------------
                                                                       76,275
                                                          -------------------
METALS -- 1.0%
  Aluminum Company of America                 400                      28,150
                                                          -------------------
OFFICE & BUSINESS EQUIP. -- 6.0%
  Compaq Computer Corp.*                      500                      28,218
  Electronic Data Systems Corp.               400                      17,575
  International Business
    Machines Corp.                            300                      31,369
  Micron Technology, Inc.                     300                       7,800
  Microsoft, Corp.*                           300                      38,775
  Oracle Corp.*                               600                      13,387
  Sun Microsystems, Inc.*                     800                      31,900
                                                          -------------------
                                                                      169,024
                                                          -------------------
OIL -- DOMESTIC -- 1.2%
  Amoco Corp.                                 200                      17,025
  Atlantic Richfield Co.                      200                      16,025
                                                          -------------------
                                                                       33,050
                                                          -------------------

                       See notes to financial statements.

                             MONY SERIES FUND, INC.
                            EQUITY GROWTH PORTFOLIO
                    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1997

      VALUE                                                                VALUE
DESCRIPTION                                  SHARES                        (NOTE
2)      DESCRIPTION                                  SHARES             (NOTE 2)
--------------------------------------------------------------------------------

OIL -- INTERNATIONAL -- 4.9%
  British Petroleum, PLC, ADR                 302             $        24,065
  Chevron Corp.                               300                      23,100
  Exxon Corp.                                 400                      24,475
  Mobil Corp.                                 300                      21,656
  Royal Dutch Petroleum Co.                   400                      21,675
  Texaco, Inc.                                400                      21,750
                                                          -------------------
                                                                      136,721
                                                          -------------------
OIL -- SERVICES -- 3.7%
  Baker Hughes, Inc.                          300                      13,088
  Diamond Offshore Drilling,
    Inc.                                      200                       9,625
  EVI Inc.*                                   200                      10,350
  Falcon Drilling Company, Inc.               500                      17,531
  Halliburton Co.                             300                      15,581
  Noble Drilling Corp.*                       400                      12,250
  Reading & Bates Corp.*                      200                       8,375
  Schlumberger Ltd.                           200                      16,100
                                                          -------------------
                                                                      102,900
                                                          -------------------
PAPER -- 2.0%
  Fort James Corp.                            600                      22,950
  International Paper Co.                     300                      12,937
  Kimberly-Clark Corp.                        400                      19,725
                                                          -------------------
                                                                       55,612
                                                          -------------------
PUBLISHING -- 1.3%
  Central Newspapers, Inc. Class
    A                                         500                      36,969
                                                          -------------------
RETAIL -- 3.4%
  Dayton-Hudson Corp.                         300                      20,250
  GAP (The) Inc.                              750                      26,578
  Home Depot Inc.                             500                      29,438
  Nordstrom Inc.                              300                      18,112
                                                          -------------------
                                                                       94,378
                                                          -------------------
SOAPS -- 1.4%
  Procter & Gamble Co.                        500                      39,906
                                                          -------------------
TELECOMMUNICATIONS -- 9.8%
  Bell Atlantic Corp.                         400                      36,400
  China Telecom Hong Kong, Ltd.
    ADR*                                      500                      16,781
  Cisco Systems, Inc.*                        600                      33,450
  Edward, J.D. & Co.*                         500                      14,750
  Qwest Communications
    International Inc.                        500                      29,750
  SBC Communications Inc.                     400                      29,300
  Sprint, Corp.                               400                      23,450
  Tele Communications Inc.
    Series A*                               1,000                      27,937
  Teleport Communications Group
    Inc. Class A*                             600                      32,925
  Worldcom Inc.*                            1,000                      30,250
                                                          -------------------
                                                                      274,993
                                                          -------------------
TOBACCO -- 1.3%
  Philip Morris Cos., Inc.                    800             $        36,247
                                                          -------------------
US AGENCY OBLIGATIONS -- 1.6%
  Federal Home Loan Mortgage
    Corp.                                     500                      20,968
  Federal National Mortgage
    Assn.                                     400                      22,825
                                                          -------------------
                                                                       43,793
                                                          -------------------
TOTAL COMMON STOCKS
(COST $1,815,262)                                             $     2,617,309
-----------------------------------------------------------------------------

                                    PRINCIPAL AMOUNT
                                   -------------------
COMMERCIAL PAPER -- 3.6%
-----------------------------------------------------------------------------
CIT Group Holdings Inc., 5.81%,
  due 01/16/98 (COST $99,758)           $ 100,000             $        99,758
-----------------------------------------------------------------------------
TOTAL INVESTMENTS
(COST $1,915,020) -- 97.1%                                    $     2,717,067
OTHER ASSETS LESS LIABILITIES -- 2.9%                                  82,039
-----------------------------------------------------------------------------
NET ASSETS -- 100.0%                                          $     2,799,106
===============================================================
The aggregate cost of securities for federal income tax purposes at December
  31, 1997 is $1,916,056.
    The following amounts are based on costs for federal income tax purposes:
        Aggregate gross unrealized appreciation               $       812,056
        Aggregate gross unrealized depreciation                       (11,045)
                                                          -------------------
        Net unrealized appreciation                           $       801,011
                                                                    =========

                       See notes to financial statements.
--------------------------------------------------------------------------------
* Non-income producing security as defined by the Investment Company Act of 1940.
  ADR = American Depository Receipts.
  Percentages are based on net assets.

                             MONY SERIES FUND, INC.
                            EQUITY INCOME PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1997

      VALUE                                                                VALUE
DESCRIPTION                               SHARES                           (NOTE
2)      DESCRIPTION                               SHARES                (NOTE 2)
--------------------------------------------------------------------------------

COMMON STOCKS -- 99.2%
---------------------------------------------------------------
AEROSPACE/DEFENSE -- 2.2%
  Northrop Grumman Corp.                   2,000             $       230,000
  United Technologies Corp.                3,000                     218,436
                                                                  ----------
                                                                     448,436
                                                                  ----------
AUTOMOBILES -- 1.8%
  Ford Motor Co.                           4,000                     194,748
  General Motors Corp.                     3,000                     181,875
                                                                  ----------
                                                                     376,623
                                                                  ----------
AUTOMOTIVE PARTS -- 2.7%
  Dana Corp.                               6,000                     285,000
  Eaton Corp.                              3,000                     267,750
                                                                  ----------
                                                                     552,750
                                                                  ----------
BANKS/MAJOR -- 4.7%
  Bank of New York Inc.                    4,000                     231,248
  BankAmerica Corp.                        4,000                     292,000
  Bankers Trust New York Corp.             2,000                     224,874
  Chase Manhattan Corp.                    2,000                     219,000
                                                                  ----------
                                                                     967,122
                                                                  ----------
BANKS/REGIONAL -- 6.6%
  BankBoston Corp.                         3,000                     281,811
  First Union Corp.                        5,500                     281,875
  Fleet Financial Group, Inc.              1,500                     112,406
  Mellon Bank Corp.                        3,500                     212,188
  NationsBank Corp.                        3,000                     182,436
  Wells Fargo & Co.                          900                     305,493
                                                                  ----------
                                                                   1,376,209
                                                                  ----------
CHEMICALS -- 3.4%
  duPont (E.I.) de Nemours & Co.           5,000                     300,310
  Monsanto Co.                             5,000                     210,000
  Olin Corp.                               4,000                     187,500
                                                                  ----------
                                                                     697,810
                                                                  ----------
CONGLOMERATES -- 2.9%
  General Signal Corp.                     4,000                     168,748
  Harsco Corp.                             4,000                     172,500
  Textron Inc.                             4,000                     250,000
                                                                  ----------
                                                                     591,248
                                                                  ----------
COSMETICS -- 1.2%
  Avon Products, Inc.                      4,000                     245,500
                                                                  ----------
DRUGS -- 9.1%
  American Home Products Corp.             3,500                     267,750
  Baxter International, Inc.               4,000                     201,748
  Bristol Myers Squibb Co.                 2,500                     236,563
  Lilly (Eli) & Co.                        3,000                     208,875
  Merck and Co., Inc.                      1,500                     159,375
  Schering -- Plough Corp.                 4,000                     248,500
  SmithKline Beecham PLC                   6,000                     308,621
  Warner Lambert Co.                       2,000                     248,000
                                                                  ----------
                                                                   1,879,432
                                                                  ----------
ELECTRICAL EQUIPMENT -- 4.5%
  Emerson Electric Co.                     5,000             $       282,185
  General Electric Co.                     9,000                     660,375
                                                                  ----------
                                                                     942,560
                                                                  ----------
ELECTRONICS -- 2.1%
  AMP, Inc.                                6,000                     252,000
  Thomas & Betts Corp.                     4,000                     189,000
                                                                  ----------
                                                                     441,000
                                                                  ----------
FOOD PRODUCTS -- 1.0%
  General Mills, Inc.                      1,500                     107,438
  Quaker Oats Co.*                         2,000                     105,500
                                                                  ----------
                                                                     212,938
                                                                  ----------
FOREST PRODUCTS -- 0.6%
  Georgia -- Pacific Corp.                 1,000                      22,625
  Weyerhaeuser Co.                         2,000                      98,124
                                                                  ----------
                                                                     120,749
                                                                  ----------
INSURANCE -- 3.4%
  CIGNA Corp.                              1,500                     259,593
  Lincoln National Corp.                   3,000                     234,375
  St. Paul Cos., Inc.                      2,500                     205,155
                                                                  ----------
                                                                     699,123
                                                                  ----------
MACHINERY -- 2.1%
  Cooper Industries, Inc.                  4,000                     196,000
  Timken Co.                               7,000                     240,625
                                                                  ----------
                                                                     436,625
                                                                  ----------
METALS -- 1.3%
  Carpenter Technology Corp.               3,000                     144,186
  Reynolds Metals Co.                      2,000                     120,000
                                                                  ----------
                                                                     264,186
                                                                  ----------
MISCELLANEOUS -- 1.2%
  Minnesota Mining & Manufacturing          1,500                    123,093
  Public Storage Inc.                      4,000                     117,500
                                                                  ----------
                                                                     240,593
                                                                  ----------
NATURAL GAS -- 3.3%
  Consolidated Natural Gas Co.             4,000                     242,000
  El Paso Natural Gas Co.                  3,500                     232,750
  MCN Energy Group Inc.                    1,000                      40,375
  Questar, Corp.                           4,000                     178,500
                                                                  ----------
                                                                     693,625
                                                                  ----------
OFFICE & BUSINESS
  EQUIPMENT -- 2.7%
  Pitney -- Bowes, Inc.                    3,000                     269,811
  Xerox Corp.                              4,000                     295,248
                                                                  ----------
                                                                     565,059
                                                                  ----------
OIL -- DOMESTIC -- 1.4%
  Amoco, Corp.                             1,500                     127,688
  Atlantic Richfield Co.                   2,000                     160,250
                                                                  ----------
                                                                     287,938
                                                                  ----------

                       See notes to financial statements.

                             MONY SERIES FUND, INC.
                            EQUITY INCOME PORTFOLIO
                    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1997

      VALUE                                                                VALUE
DESCRIPTION                               SHARES                           (NOTE
2)      DESCRIPTION                               SHARES                (NOTE 2)
--------------------------------------------------------------------------------

OIL -- INTERNATIONAL -- 4.8%
  British Petroleum PLC ADR                 2,022        $           161,127
  Chevron Corp.                            2,000                     154,000
  Exxon Corp.                              3,000                     183,560
  Mobil Corp.                              2,500                     180,468
  Royal Dutch Petroleum Co.                3,000                     162,561
  Texaco Inc.                              3,000                     163,125
                                                                  ----------
                                                                   1,004,841
                                                                  ----------
OIL -- SERVICE & DRILLING -- 2.9%
  Dresser Industries, Inc.                 6,000                     251,622
  Williams (The) Companies, Inc.           6,000                     340,500
                                                                  ----------
                                                                     592,122
                                                                  ----------
PAPER -- 1.8%
  Georgia -- Pacific Group                 1,000                      60,750
  International Paper Co.                  2,000                      86,250
  Kimberly -- Clark Corp.                  2,500                     123,280
  Union Camp Corp.                         2,000                     107,374
                                                                  ----------
                                                                     377,654
                                                                  ----------
PHOTOGRAPHY -- 0.3%
  Eastman Kodak Co.                        1,000                      60,812
                                                                  ----------
PUBLISHING -- 1.4%
  McGraw -- Hill Companies, Inc.           4,000                     296,000
                                                                  ----------
RAILROADS -- 1.3%
  Norfolk Southern Corp.                   5,000                     154,060
  Union Pacific Corp.                      2,000                     124,874
                                                                  ----------
                                                                     278,934
                                                                  ----------
REAL ESTATE INVESTMENT
  TRUSTS -- 4.4%
  Bay Apartment Community, Inc.            2,000                      78,000
  Crescent Real Estate Equities
    Trust                                  4,000                     157,500
  Developers Diversified Realty
    Corp.                                  2,500                      95,625
  Equity Office Properties Trust           2,000                      63,124
  Equity Residential Properties
    Trust                                  2,000                     101,124
  Felcor Suite Hotels Inc.                 3,500                     124,250
  Health Care Property Investors,
    Inc.                                   5,000                     189,060
  Irvine Apartment Communities,
    Inc                                    3,500                     111,341
                                                                  ----------
                                                                     920,024
                                                                  ----------
RETAIL SERVICES -- 1.0%
  Penney (J.C.) & Co., Inc.                1,000                      60,312
  Sears Roebuck & Co.                      3,000                     135,750
                                                                  ----------
                                                                     196,062
                                                                  ----------
SAVINGS & LOAN -- 3.5%
  Ahmanson (H.F.) & Co.                    6,000                     401,622
  Washington Mutual Inc.                   5,000                     319,060
                                                                  ----------
                                                                     720,682
                                                                  ----------
SOAPS -- 1.1%
  Colgate -- Palmolive Co.                 3,000                     220,500
                                                                  ----------
TELECOMMUNICATIONS
  EQUIPMENT -- 1.3%
  Harris Corp.                             6,000             $       275,250
                                                                  ----------
TOBACCO -- 2.1%
  Fortune Brands, Inc.                     4,000                     148,248
  Gallaher Group PLC ADR                   3,500                      74,813
  Philip Morris Companies, Inc.            4,500                     203,904
                                                                  ----------
                                                                     426,965
                                                                  ----------
UTILITIES -- ELECTRIC -- 2.4%
  American Electric Power, Inc.            3,000                     154,875
  Carolina Power & Light Co.               4,000                     169,748
  FPL Group, Inc.                          3,000                     177,561
                                                                  ----------
                                                                     502,184
                                                                  ----------
UTILITIES -- TELEPHONE -- 11.9%
  AT&T Corp.                               5,000                     306,250
  Ameritech Corp.                          3,500                     281,750
  Bell Atlantic Corp.                      5,000                     455,000
  Bellsouth Corp.                          4,500                     253,404
  Frontier Corp.                           6,000                     144,372
  GTE Corp.                                4,000                     209,000
  SBC Communications Inc.                  5,000                     366,250
  Sprint Corp.                             4,500                     263,812
  U.S. West Communications Group           4,000                     180,500
                                                                  ----------
                                                                   2,460,338
                                                                  ----------
US GOVERNMENT AGENCY -- 0.8%
  Federal National Mortgage Assn.          3,000                     171,186
                                                                  ----------
TOTAL COMMON STOCKS
(COST $13,029,179)                                           $    20,543,080

PREFERRED STOCK -- 0.3%
Aetna Inc., 6.25%, Class C (COST
  $76,372)                                 1,000             $        71,500
TOTAL INVESTMENTS
(COST $13,105,551) -- 99.5%                                  $    20,614,580
OTHER ASSETS LESS LIABILITIES -- 0.5%                                106,306
NET ASSETS -- 100.0%                                         $    20,720,886
The aggregate cost of securities for federal income tax purpose at December
  31, 1997 is $13,093,092.
    The following amounts are based on costs for federal income tax purposes:
        Aggregate gross unrealized appreciation              $     7,606,901
        Aggregate gross unrealized depreciation                      (85,413)
                                                                  ----------
        Net unrealized appreciation                          $     7,521,488
                                                                  ==========

                       See notes to financial statements.
--------------------------------------------------------------------------------
* Non-income producing security as defined by the Investment Company Act of 1940.
  ADR = American Depository Receipt.
  Percentages are based on net assets.

                             MONY SERIES FUND, INC.
                        INTERMEDIATE TERM BOND PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1997

                                                         VALUE             VALUE
DESCRIPTION                           PRINCIPAL AMOUNT                     (NOTE
2)      DESCRIPTION                           PRINCIPAL AMOUNT       (NOTE 2)
--------------------------------------------------------------------------------

CORPORATE BONDS AND NOTES -- 53.2%
---------------------------------------------------------------
Associates Corp. of North America,
  6.00%, due 06/15/00                   $1,000,000         $      996,220
BankBoston Corp., subordinated
  note,
  6.625%, due 02/01/04                   1,000,000              1,004,790
Bear Stearns Co. Inc.,
  7.25%, due 10/15/06                    1,000,000              1,040,120
British Columbia, Province of,
  7.25%, due 09/01/36                    1,000,000              1,102,920
CSX Corp.,
  7.25%, due 05/01/04 144A               1,000,000              1,037,380
Chase Capital Series C,
  6.10%, due 03/01/27+                   1,000,000                962,620
Chase Manhattan Corp.,
  subordinated note,
  6.75%, due 08/15/08                    1,000,000              1,015,470
Commonwealth Edison Co.,
  7.00%, due 07/01/05                    1,000,000              1,022,940
Connecticut Light & Power Co.,
  7.25%, due 07/01/99                    1,000,000                998,580
First Chicago Corp.,
  9.00%, due 06/15/99                    1,000,000              1,040,460
First Data Corp.,
  6.75%, due 07/15/05                    1,000,000              1,019,650
Ford Motor Credit Co.,
  6.50%, due 02/28/02                    1,000,000              1,007,140
General Electric Capital Corp.,
  6.66%, due 05/01/18                    1,000,000              1,013,330
General Motors Acceptance Corp.,
  7.125%, due 05/01/03                   1,000,000              1,037,310
Laidlaw Inc.,
  7.70%, due 08/15/02                    1,000,000              1,051,480
Lockheed Martin Corp.,
  6.55%, due 05/15/99                    1,000,000              1,005,420
National Rural Utilities,
  6.75%, due 09/01/01                    1,000,000              1,022,280
Occidental Petroleum Corp.,
  7.08%, due 01/12/98                    1,000,000              1,000,210
Philip Morris Companies, Inc.,
  7.50%, due 04/01/04                    1,000,000              1,044,630
Potash Corp. of Saskatchewan Inc.,
  7.125%, due 06/15/07                   1,000,000              1,040,830
Potomac Edison Co.,
  8.00%, due 06/01/06                    1,000,000              1,032,560
Provident Bank,
  6.375%, due 01/15/04                   1,000,000                989,580
USA Waste Services Inc.,
  7.00%, due 10/01/04                    1,000,000              1,022,630
                                                         ----------------
TOTAL CORPORATE BONDS AND NOTES
(COST $22,918,231)                                         $   23,508,550
-------------------------------------------------------------------------
ASSET BACKED SECURITIES -- 4.1%
-------------------------------------------------------------------------
Chemical Master Credit Card Trust
  Series 1996-2 Class A,
  5.98%, due 09/15/08                   $1,000,000         $      984,980
Structured Asset Securities Corp.
  Series 1996-CFL Class A-1c,
  5.944%, due 02/25/28                     819,634                812,642
                                                         ----------------
TOTAL ASSET BACKED SECURITIES
(COST $1,819,253)                                          $    1,797,622
-------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 12.0%
-------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.,
  5.59%, due 01/09/98                   $  100,000         $       99,876
Federal Home Loan Mortgage Corp.,
  5.70%, due 01/09/98                   $  200,000         $      199,747
Federal Home Loan Mortgage Corp.,
  5.71%, due 01/15/98                      300,000                299,334
Federal Home Loan Mortgage Corp.,
  REMIC, Series 1574,
  6.50%, due 02/15/21                    2,000,000              2,018,200
Federal National Mortgage Assn.,
  5.47%, due 01/05/98                      400,000                399,776
Federal National Mortgage Assn.,
  5.62%, due 01/07/98                      275,000                274,742
Federal National Mortgage Assn.,
  REMIC, Trust 94-75,
  7.00%, due 01/25/03                    1,000,000              1,023,290
Student Loan Marketing Assn.,
  6.069%, due 10/25/10                   1,000,000                991,094
                                                         ----------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(COST $5,225,328)                                          $    5,306,059
-------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 18.6%
-------------------------------------------------------------------------
U.S. Treasury Note,
  6.875%, due 07/31/99                  $2,000,000         $    2,035,000
U.S. Treasury Note,
  6.375%, due 05/15/00                   2,000,000              2,030,000
U.S. Treasury Note,
  6.000%, due 08/15/00                   1,000,000              1,007,180
U.S. Treasury Note,
  6.625%, due 07/31/01                   1,000,000              1,028,430
U.S. Treasury Note,
  6.500%, due 05/31/02                   1,000,000              1,029,370
U.S. Treasury Note,
  7.500%, due 02/15/05                   1,000,000              1,098,750
                                                         ----------------
TOTAL U.S. TREASURY OBLIGATIONS
(COST $8,103,713)                                          $    8,228,730
-------------------------------------------------------------------------
COMMERCIAL PAPER -- 10.6%
-------------------------------------------------------------------------
Conagra, Inc.,
  6.15%, due 01/02/98                   $2,000,000         $    1,999,658
CIT Group Holdings Inc.,
  5.81%, due 01/16/98                    1,700,000              1,695,885
Sears Roebuck Acceptance Corp.,
  6.07%, due 01/09/98                      200,000                199,730
Texaco Inc.,
  5.74%, due 01/14/98                      800,000                798,342
                                                         ----------------
TOTAL COMMERCIAL PAPER
(COST $4,693,616)                                          $    4,693,615
-------------------------------------------------------------------------
TOTAL INVESTMENTS
(COST $42,760,141) -- 98.5%                                $   43,534,576
OTHER ASSETS LESS LIABILITIES -- 1.5%                             682,418
-------------------------------------------------------------------------
NET ASSETS -- 100.0%                                       $   44,216,994
===============================================================
The aggregate cost of securities for federal income tax purpose at
  December 31, 1997 is $42,790,633.
    The following amounts are based on costs for federal income tax purposes:
        Aggregate gross unrealized appreciation            $      794,795
        Aggregate gross unrealized depreciation                   (50,852)
                                                         ----------------
        Net unrealized appreciation                        $      743,943
                                                               ==========

                       See notes to financial statements.
--------------------------------------------------------------------------------
Percentages are based on net assets.
+ Floating rate security. Rate is as of December 31, 1997.

                             MONY SERIES FUND, INC.
                            LONG TERM BOND PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1997
                                                         VALUE             VALUE
DESCRIPTION                           PRINCIPAL AMOUNT                     (NOTE
2)      DESCRIPTION                           PRINCIPAL AMOUNT       (NOTE 2)
--------------------------------------------------------------------------------

CORPORATE BONDS AND NOTES -- 49.6%
-------------------------------------------------------------------------
Aetna Services Inc.,
  7.625%, due 08/15/26                 $  1,000,000        $    1,055,740
Apache Corp.,
  7.625%, due 11/01/2096                  1,000,000             1,085,160
Boeing Co.,
  8.625%, due 11/15/31                    1,000,000             1,267,370
British Columbia, Province of,
  7.25%, due 09/01/36                     1,000,000             1,102,920
Capita Equipment Receivable Trust,
  Series 1997-1, Class C,
  6.48%, due 10/16/06                     1,000,000               994,220
Chase Manhattan Corp.,
  6.75%, due 08/15/08                     1,000,000             1,015,470
Columbia/HCA Healthcare Corp.,
  7.69%, due 06/15/25                     1,000,000               975,960
Commonwealth Edison Co.,
  7.00%, due 07/01/05                     1,000,000             1,022,940
Crown Cork and Seal Co., Inc.,
  7.375%, due 12/15/26                    1,000,000             1,051,590
Enersis S.A.,
  7.40%, due 12/01/16                     1,000,000             1,034,020
Federal Express Corp., Series
  97-A, 7.50%, due 1/15/18                2,000,000             2,125,640
Fifth Third Cap Trust I, Series A,
  8.136%, due 03/15/27                    2,000,000             2,226,680
General Electric Capital Corp.,
  8.30%, due 09/20/09                     2,000,000             2,311,200
General Motors Corp.,
  7.00%, due 06/15/03                     1,000,000             1,034,580
GTE South Inc., Series D,
  7.50%, due 03/15/26                     1,000,000             1,049,810
Hydro-Quebec,
  8.50%, due 12/01/29                     1,000,000             1,203,350
James River Corp.,
  7.75%, due 11/15/23                     1,000,000             1,078,830
Laidlaw Inc.,
  7.875%, due 04/15/05                    1,000,000             1,079,150
Legrand SA,
  8.50%, due 02/15/25                     1,000,000             1,204,790
Lockheed Martin Corp.,
  7.65%, due 05/01/16                     1,000,000             1,081,280
MBIA, Inc.,
  7.15%, due 07/15/27                     1,000,000             1,047,270
Morgan Stanley Group Inc.,
  6.875%, due 03/01/07                    1,000,000             1,022,180
National City Bank,
  7.25%, due 07/15/10                     1,000,000             1,060,860
Norfolk Southern Corp.,
  7.80%, due 05/15/27                     1,000,000             1,128,090
Philip Morris Companies, Inc.,
  7.25%, due 09/15/01                     1,000,000             1,029,150
Rohm & Haas Co.,
  9.50%, due 04/01/21                     1,000,000             1,144,240
Seagram (J.E.) & Sons, Inc.,
  9.65%, due 08/15/18                     1,000,000             1,311,850
Swiss Bank Corp.,
  7.75%, due 09/01/26                     2,000,000             2,221,160
Texaco Capital, Inc.,
  9.75%, due 03/15/20                  $  1,000,000        $    1,344,530
USA Waste Services Inc.,
  7.00%, due 10/01/04                     1,000,000             1,022,630
                                                         ----------------
TOTAL CORPORATE BONDS AND NOTES
(COST $34,736,309)                                         $   37,332,660
-------------------------------------------------------------------------
ASSET BACKED SECURITIES -- 1.4%
-------------------------------------------------------------------------
Standard Credit Card Master Trust,
  Series 94-2A, Class A,
  7.25%, due 04/07/06                  $  1,000,000        $    1,056,530
                                                         ----------------
TOTAL ASSET BACKED SECURITIES
(COST $1,045,808)                                          $    1,056,530
-------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 6.9%
-------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.,
  5.73%, due 01/06/98                  $    150,000        $      149,881
Federal Home Loan Mortgage Corp.,
  5.70%, due 01/09/98                       425,000               424,462
Federal Home Loan Mortgage Corp.,
  6.85%, due 01/15/22                     1,000,000             1,024,220
Federal National Mortgage Assn.,
  5.47%, due 01/05/98                       200,000               199,888
Federal National Mortgage Assn.,
  5.62%, due 01/07/98                        50,000                49,953
Federal National Mortgage Assn.,
  5.68%, due 01/07/98                       100,000                99,905
Federal National Mortgage Assn.,
  5.47%, due 02/05/98                       150,000               149,606
Federal National Mortgage Assn.,
  REMIC, Trust 92-198,
  7.50%, due 09/25/22                     2,000,000             2,090,880
Student Loan Marketing Assn.,
  5.95%, due 07/25/09+                    1,000,000               997,840
                                                         ----------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(COST $4,841,970)                                          $    5,186,635
-------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 37.2%
-------------------------------------------------------------------------
U.S. Treasury Bond,
  7.875%, due 02/15/21                 $  2,500,000        $    3,069,525
U.S. Treasury Bond,
  7.625%, due 02/15/25                    9,500,000            11,527,585
U.S. Treasury Bond,
  6.500%, due 11/15/26                    2,500,000             2,668,750
U.S. Treasury Bond,
  6.625%, due 02/15/27                    3,500,000             3,798,585
U.S. Treasury Note,
  7.750%, due 12/31/99                      500,000               519,530
U.S. Treasury Note,
  6.250%, due 10/31/01                      500,000               508,750
U.S. Treasury Note,
  7.000%, due 07/15/06                    2,000,000             2,159,360
U.S. Treasury Strips,
  0.000%, due 05/15/18                   12,900,000             3,786,408
                                                         ----------------
TOTAL U.S. TREASURY OBLIGATIONS
(COST $25,558,207)                                         $   28,038,493
-------------------------------------------------------------------------

                       See notes to financial statements.

                             MONY SERIES FUND, INC.
                            LONG TERM BOND PORTFOLIO
                    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1997

                                                         VALUE             VALUE
DESCRIPTION                           PRINCIPAL AMOUNT                     (NOTE
2)      DESCRIPTION                           PRINCIPAL AMOUNT       (NOTE 2)
--------------------------------------------------------------------------------

COMMERCIAL PAPER -- 3.2%
-------------------------------------------------------------------------
CIT Group Holdings Inc.,
  5.81%, due 01/16/98                  $    400,000        $      399,032
General Electric Capital Corp.,
  5.55%, due 01/22/98                       250,000               249,646
Prudential Funding Corp.,
  5.62%, due 01/06/98                       150,000               149,883
Sears, Roebuck Acceptance Corp.,
  6.07%, due 01/09/98                       100,000                99,865
Texaco Inc.,
  5.74%, due 01/14/98                     1,525,000             1,521,839
                                                         ----------------
TOTAL COMMERCIAL PAPER
(COST $2,419,810)                                          $    2,420,265
-------------------------------------------------------------------------
TOTAL INVESTMENTS
(COST $68,602,104) -- 98.3%                                $   74,034,583
OTHER ASSETS LESS LIABILITIES -- 1.7%                           1,318,181
-------------------------------------------------------------------------
NET ASSETS -- 100.0%                                       $   75,352,764
===============================================================
The aggregate cost of securities for federal income tax purposes at
  December 31, 1997 is $68,632,596.
    The following amounts are based on costs for federal income tax purposes:
        Aggregate gross unrealized appreciation            $    5,478,985
        Aggregate gross unrealized depreciation                   (76,998)
                                                         ----------------
        Net unrealized appreciation                        $    5,401,987
                                                               ==========

                       See notes to financial statements.
--------------------------------------------------------------------------------
Percentages are based on net assets.
+ Floating rate security. Rate is as of December 31, 1997.

                             MONY SERIES FUND, INC.
                             DIVERSIFIED PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1997

      VALUE                                                                VALUE
DESCRIPTION                                   SHARES                       (NOTE
2)      DESCRIPTION                                   SHARES            (NOTE 2)
--------------------------------------------------------------------------------

COMMON STOCKS -- 79.2%
---------------------------------------------------------------
AIR TRANSPORTATION -- 3.4%
  AMR Corp.*                                   300           $      38,550
  Delta Airlines Inc.                          300                  35,700
  UAL Corp.*                                   400                  37,000
                                                          ----------------
                                                                   111,250
                                                          ----------------
AUTOMOBILES -- 1.7%
  Ford Motor Co.                               500                  24,343
  General Motors Corp.                         500                  30,313
                                                          ----------------
                                                                    54,656
                                                          ----------------
BANKS/MAJOR -- 3.6%
  Chase Manhattan Corp.                        300                  32,850
  Citicorp                                     300                  37,931
  BankAmerica Corp.                            600                  43,800
                                                          ----------------
                                                                   114,581
                                                          ----------------
BANKS/REGIONAL -- 4.5%
  BankBoston Corp.                             500                  46,968
  First Union Corp.                            900                  46,125
  Fleet Financial Group, Inc.                  300                  22,481
  Mellon Bank Corp.                            500                  30,313
                                                          ----------------
                                                                   145,887
                                                          ----------------
BEVERAGES/NON ALCOHOLIC -- 1.9%
  Coca-Cola, Co.                               900                  59,963
                                                          ----------------
CABLE TELEVISION -- 1.8%
  Comcast Corp. Class A                      1,000                  31,562
  Tele Communications Inc. Series
    A*                                       1,000                  27,937
                                                          ----------------
                                                                    59,499
                                                          ----------------
CHEMICALS -- 2.9%
  duPont (E.I.) de Nemours & Co.               600                  36,037
  Hercules, Inc.                               500                  25,031
  Monsanto Co.                                 500                  21,000
  Solutia Inc.                                 400                  10,675
                                                          ----------------
                                                                    92,743
                                                          ----------------
COSMETICS -- 0.9%
  Gillette Co.                                 300                  30,131
                                                          ----------------
DRUGS -- 7.1%
  American Home Products Corp.                 300                  22,950
  Bristol Myers Squibb Co.                     300                  28,387
  Lilly (Eli) & Co.                            200                  13,925
  Merck & Co., Inc.                            300                  31,875
  Pfizer Inc.                                  400                  29,825
  Schering-Plough Corp.                        400                  24,850
  SmithKline Beecham PLC, ADR                  800                  41,150
  Warner Lambert Co.                           300                  37,200
                                                          ----------------
                                                                   230,162
                                                          ----------------
ELECTRICAL EQUIPMENT -- 4.6%
  Emerson Electric Co.                         800                  45,150
  General Electric, Co.                      1,400                 102,725
                                                          ----------------
                                                                   147,875
                                                          ----------------
ELECTRONICS -- 5.1%
  AMP, Inc.                                    800           $      33,600
  Applied Materials, Inc.*                     300                   9,037
  Hewlett-Packard Co.                          500                  31,250
  Intel Corp.                                  700                  49,175
  Motorola, Inc.                               400                  22,825
  Texas Instruments, Inc.                      400                  18,000
                                                          ----------------
                                                                   163,887
                                                          ----------------
ENTERTAINMENT -- 2.4%
  Disney (Walt) Co.                            400                  39,625
  Time Warner, Inc.                            600                  37,200
                                                          ----------------
                                                                    76,825
                                                          ----------------
HOSPITAL MANAGEMENT -- 1.5%
  Aetna Inc.                                   300                  21,169
  Oxford Health Plans, Inc.*                   200                   3,112
  United Healthcare Corp.                      500                  24,844
                                                          ----------------
                                                                    49,125
                                                          ----------------
HOSPITAL SUPPLIES -- 1.5%
  Johnson & Johnson                            600                  39,525
  Schick Technologies Inc.*                    500                   9,719
                                                          ----------------
                                                                    49,244
                                                          ----------------
HOUSEHOLD PRODUCTS -- 3.4%
  Fort James Corp.                             900                  34,425
  Kimberly-Clark Corp.                         400                  19,725
  Proctor & Gamble Co.                         700                  55,868
                                                          ----------------
                                                                   110,018
                                                          ----------------
INSURANCE -- 3.3%
  American International Group,
    Inc.                                       600                  65,250
  General Re Corp.                             200                  42,400
                                                          ----------------
                                                                   107,650
                                                          ----------------
MACHINERY -- 2.5%
  Case Corp.                                   300                  18,131
  Caterpillar, Inc.                            300                  14,569
  Deere & Co.                                  400                  23,325
  Ingersoll-Rand Co.                           600                  24,300
                                                          ----------------
                                                                    80,325
                                                          ----------------
OFFICE & BUSINESS EQUIPMENT -- 5.2%
  Compaq Computer Corp.*                       500                  28,218
  Electronics Data Systems Corp.               400                  17,575
  International Business Machines
    Corp.                                      300                  31,369
  Micron Technology, Inc.                      300                   7,800
  Microsoft Corp.*                             300                  38,775
  Oracle Corp.*                                600                  13,387
  Sun Microsystems, Inc.*                      800                  31,900
                                                          ----------------
                                                                   169,024
                                                          ----------------
OIL -- DOMESTIC -- 0.7%
  Atlantic Richfield Co.                       300                  24,038
                                                          ----------------
OIL -- INTERNATIONAL -- 4.8%
  Amoco Corp.                                  200                  17,025
  British Petroleum, PLC, ADR                  302                  24,065
  Chevron Corp.                                300                  23,100
  Exxon Corp.                                  400                  24,475
  Mobil Corp.                                  300                  21,656
  Royal Dutch Petroleum Co.                    400                  21,675
  Texaco, Inc.                                 400                  21,750
                                                          ----------------
                                                                   153,746
                                                          ----------------

                       See notes to financial statements.

                             MONY SERIES FUND, INC.
                             DIVERSIFIED PORTFOLIO
                    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1997

      VALUE                                                                VALUE
DESCRIPTION                                   SHARES       (NOTE
2)      DESCRIPTION                                 PRINCIPAL AMOUNT    (NOTE 2)
--------------------------------------------------------------------------------

OIL -- SERVICES -- 3.8%
  Baker Hughes, Inc.                            300       $         13,087
  Diamond Offshore Drilling Inc.               200                   9,625
  Ensco International Inc.                     400                  13,400
  EVI Inc.*                                    200                  10,350
  Falcon Drilling Inc.                         500                  17,531
  Halliburton Co.                              300                  15,581
  Noble Drilling Corp.*                        500                  15,313
  Reading & Bates Corp.*                       300                  12,563
  Schlumberger Ltd.                            200                  16,100
                                                          ----------------
                                                                   123,550
                                                          ----------------
RETAIL -- 3.1%
  Dayton-Hudson Corp.                          400                  27,000
  Gap (The) Inc.                               750                  26,578
  Home Depot Inc.                              500                  29,437
  Nordstrom Inc.                               300                  18,113
                                                          ----------------
                                                                   101,128
                                                          ----------------
TELECOMMUNICATIONS -- 7.2%
  Bell Atlantic Corp.                          400                  36,400
  Cisco Systems, Inc.*                         600                  33,450
  Qwest Communications Int'l. Inc.*            500                  29,750
  SBC Communications Inc.                      400                  29,300
  Sprint Corp.                                 500                  29,313
  Teleport Communications Group,
    Inc. Class A*                              600                  32,925
  Worldcom Inc.*                             1,200                  36,300
                                                          ----------------
                                                                   227,438
                                                          ----------------
TOBACCO -- 0.8%
  Philip Morris Cos., Inc.                     600                  27,184
                                                          ----------------
U.S. GOVERNMENT AGENCIES -- 1.5%
  Federal Home Loan Mortgage Corp.             600           $      25,162
  Federal National Mortgage Assn.              400                  22,825
                                                          ----------------
                                                                    47,987

TOTAL COMMON STOCKS
(COST $1,709,315)                                            $   2,557,916
--------------------------------------------------------------------------
COMMERICAL PAPER -- 3.1%
---------------------------------------------------------------
Texaco Inc., 5.74%, due 01/14/98
  (COST $99,793)                          $100,000           $      99,793
                                                          ----------------
U. S. TREASURY OBLIGATION -- 16.5%
---------------------------------------------------------------
U.S. Treasury Note, 7.50%, due
  05/15/02 (COST $514,977)                $500,000           $     533,905
--------------------------------------------------------------------------
TOTAL INVESTMENTS
(COST $2,324,085) -- 98.8%                                   $   3,191,614
OTHER ASSETS LESS LIABILITIES -- 1.2%                               37,775
--------------------------------------------------------------------------
NET ASSETS -- 100.0%                                         $   3,229,389
===============================================================

The aggregate cost of securities for federal income tax purposes at
  December 31, 1997 is $2,324,085.
    The following amounts are based on costs for federal income tax purposes:
        Aggregate gross unrealized appreciation              $     876,761
        Aggregate gross unrealized depreciation                     (9,232)
                                                          ----------------
        Net unrealized appreciation                          $     867,529
                                                                 =========

                       See notes to financial statements.
--------------------------------------------------------------------------------
* Non-income producing security as defined by the Investment Company Act of 1940.
ADR = American Depository Receipts.
Percentages are based on net assets.

                             MONY SERIES FUND, INC.
                        GOVERNMENT SECURITIES PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1997

                                                         VALUE             VALUE
DESCRIPTION                           PRINCIPAL AMOUNT                     (NOTE
2)      DESCRIPTION                           PRINCIPAL AMOUNT       (NOTE 2)
--------------------------------------------------------------------------------

U.S. TREASURY OBLIGATIONS -- 25.7%
U.S. Treasury Bill,
  5.00%, due 02/19/98                   $2,400,000         $    2,383,667
U.S. Treasury Note,
  6.00%, due 05/31/98                    1,000,000              1,001,870
U.S. Treasury Note,
  6.00%, due 08/15/99                    1,000,000              1,005,000
U.S. Treasury Note,
  5.875%, due 11/15/99                   1,000,000              1,003,430
U.S. Treasury Note,
  7.75%, due 11/30/99                    1,000,000              1,036,870
                                                              -----------
TOTAL U.S. TREASURY OBLIGATIONS
(COST $6,380,091)                                          $    6,430,837
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 73.1%
Federal Farm Credit Banks,
  5.63%, due 05/26/98                   $2,000,000         $    1,999,240
Federal Home Loan Mortgage Corp.,
  5.73%, due 01/06/98                      150,000                149,881
Federal Home Loan Mortgage Corp.,
  5.56%, due 01/07/98                      350,000                349,675
Federal Home Loan Mortgage Corp.,
  5.59%, due 01/09/98                      150,000                149,814
Federal Home Loan Mortgage Corp.,
  5.70%, due 01/09/98                      200,000                199,747
Federal Home Loan Mortgage Corp.,
  5.70%, due 01/16/98                      225,000                224,466
Federal Home Loan Mortgage Corp.,
  6.50%, due 11/15/21                    1,500,000              1,513,545
Federal National Mortgage Assn.,
  5.47%, due 01/05/98                      150,000                149,909
Federal National Mortgage Assn.,
  5.62%, due 01/07/98                      200,000                199,813
Federal National Mortgage Assn.,
  5.68%, due 01/07/98                      500,000                499,527
Federal National Mortgage Assn.,
  5.67%, due 01/07/98                      150,000                149,858
Federal National Mortgage Assn.,
  5.58%, due 01/21/98                    2,000,000              1,993,800
Federal National Mortgage Assn.,
  5.75%, due 01/27/98                      850,000                846,470
Federal National Mortgage Assn.,
  5.25%, due 09/25/12                   $   24,452         $       24,222
Federal National Mortgage Assn.
  REMIC Trust,
  5.75%, due 08/25/18                      500,000                495,235
Federal National Mortgage Assn.
  REMIC Trust,
  7.00%, due 01/25/03                      285,000                291,638
Federal National Mortgage Assn.
  REMIC Trust,
  6.50%, due 10/25/03                    1,300,000              1,323,660
Government National Mortgage
  Assn.,
  7.50%, due 05/15/24                      932,271                954,702
Government National Mortgage
  Assn.,
  7.50%, due 10/15/24                      243,244                249,097
Private Export Funding Corp.,
  7.01%, due 04/30/04                    2,000,000              2,105,900
Tennessee Valley Authority Series
  A,
  6.375%, due 06/15/05                     500,000                510,195
U.S. Government -- HUD,
  6.23%, due 08/01/02                    2,000,000              2,023,120
U.S. Government -- RFCO,
  0.00%, due 10/15/98                    2,000,000              1,914,678
                                                              -----------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(COST $18,050,778)                                         $   18,318,192
TOTAL INVESTMENTS
(COST $24,430,869) -- 98.8%                                $   24,749,029
OTHER ASSETS LESS LIABILITIES -- 1.2%                             316,864
NET ASSETS -- 100.0%                                       $   25,065,893
The aggregate cost of securities for federal income tax purposes on
  December 31, 1997 is $24,430,869.
    The following amounts are based on costs for federal income tax purposes:
        Aggregate gross unrealized appreciation            $      318,540
        Aggregate gross unrealized depreciation                      (380)
                                                              -----------
        Net unrealized appreciation                        $      318,160
                                                              ===========

                       See notes to financial statements.
--------------------------------------------------------------------------------
Percentages are based on net assets.

                             MONY SERIES FUND, INC.
                             MONEY MARKET PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1997

                                                         VALUE             VALUE
DESCRIPTION                           PRINCIPAL AMOUNT                     (NOTE
2)      DESCRIPTION                           PRINCIPAL AMOUNT       (NOTE 2)
--------------------------------------------------------------------------------

COMMERCIAL PAPER -- 83.7%
---------------------------------------------------------------
American Express Credit Corp.,
  6.00%, due 01/13/98                  $3,750,000         $    3,742,500
Ameritech Corp.,
  5.89%, due 02/04/98                   6,350,000              6,314,676
Associates Corp. of North
  America,
  5.60%, due 01/13/98                   1,900,000              1,896,453
Associates Corp. of North
  America,
  5.71%, due 01/15/98                     550,000                548,779
Avco Financial Services Canada
  Ltd.,
  5.63%, due 02/17/98                   1,000,000                992,650
Avco Financial Services Canada
  Ltd.,
  5.82%, due 02/23/98                   4,000,000              3,965,727
Avco Financial Services Canada
  Ltd.,
  5.78%, due 03/09/98                   2,000,000              1,978,486
Barclay's U.S. Funding Corp.,
  5.57%, due 01/09/98                   4,700,000              4,694,182
Bell Atlantic Financial Services
  Inc.,
  5.82%, due 01/12/98                   1,950,000              1,946,532
Bell Atlantic Financial Services
  Inc.,
  5.76%, due 01/15/98                   3,900,000              3,891,264
Bell Atlantic Financial Services
  Inc.,
  6.00%, due 01/21/98                   1,000,000                996,667
Bell South Telecom Inc.,
  6.10%, due 01/13/98                   4,050,000              4,041,765
British Columbia (Province),
  5.68%, due 02/12/98                   1,800,000              1,788,072
Capital One Bank,
  5.85%, due 01/08/98 (a)               3,500,000              3,500,641
Capital One Funding Corp.,
  5.85%, due 01/08/98 (a)               3,862,000              3,862,539
Chevron Transport Corp.,
  5.62%, due 01/06/98                   2,000,000              1,998,439
C.I.T. Group Holdings, Inc.,
  5.59%, due 01/22/98                   1,800,000              1,794,131
Commercial Credit Corp.,
  5.58%, due 02/10/98                   3,200,000              3,180,160
Conagra, Inc.,
  6.15%, due 01/02/98                   1,200,000              1,199,795
CSX Corporation,
  6.04%, due 01/07/98                   1,000,000                998,993
Enterprise Funding Corp.,
  5.86%, due 01/23/98                   1,450,000              1,444,808
Export Development Corp.,
  5.53%, due 01/16/98                   5,550,000              5,537,212
Ford Credit Canada, Ltd.,
  5.75%, due 03/25/98                   3,000,000              2,960,230
Ford Motor of Canada, Ltd.,
  5.84%, due 01/27/98                   1,000,000                995,782
FPL Fuels Inc.,
  5.70%, due 01/30/98                   1,000,000                995,408
General Electric Capital Corp.,
  5.58%, due 01/13/98                   1,700,000              1,696,838
General Electric Capital Corp.,
  5.55%, due 01/22/98                  $3,000,000         $    2,990,288
General Motors Acceptance Corp.,
  5.64%, due 01/05/98                   2,000,000              1,998,747
General Motors Acceptance Corp.,
  5.53%, due 01/06/98                     500,000                499,616
General Motors Acceptance Corp.,
  5.63%, due 01/07/98                   1,700,000              1,698,405
General Motors Acceptance Corp.,
  5.55%, due 01/20/98                   2,450,000              2,442,824
Goldman Sachs Group, L.P.,
  5.95%, due 01/05/98                   1,500,000              1,499,008
Heller Financial, Inc.,
  6.00%, due 01/16/98                   2,700,000              2,693,250
Heller Financial, Inc.,
  6.05%, due 01/20/98                   2,100,000              2,093,295
Household International Inc.,
  5.87%, due 01/14/98                   3,000,000              2,993,641
Lehman Brothers Holdings Inc.,
  5.85%, due 01/06/98                   1,600,000              1,598,700
Lehman Brothers Holdings Inc.,
  5.90%, due 01/08/98                   1,250,000              1,248,566
Lehman Brothers Holdings Inc.,
  6.20%, due 01/30/98                   3,000,000              2,985,017
Mellon Financial, Co.,
  5.65%, due 02/20/98                   3,300,000              3,274,105
Merrill Lynch and Co., Inc.,
  5.81%, due 01/16/98                   2,900,000              2,892,980
Metropolitan Life Funding Inc.,
  5.68%, due 01/22/98                   1,850,000              1,843,871
National Rural Utilities,
  5.67%, due 04/06/98                   2,400,000              2,364,090
Prudential Funding Corp.,
  5.59%, due 01/07/98                   4,000,000              3,996,273
Sanwa Business Credit Corp.,
  6.60%, due 01/02/98                   2,000,000              1,999,633
Sanwa Business Credit Corp.,
  6.75%, due 01/13/98                   2,450,000              2,444,487
Sears Roebuck Acceptance Corp.,
  6.07%, due 01/09/98                   3,000,000              2,995,953
Sears Roebuck Acceptance Corp.,
  5.63%, due 01/15/98                   4,000,000              3,991,242
SONY Capital Corp. of America,
  5.73%, due 01/07/98                   2,600,000              2,597,517
Texaco Inc.,
  5.74%, due 01/14/98                   1,050,000              1,047,824
Textron Financial Group Inc.,
  6.08%, due 01/12/98                   1,300,000              1,297,585
Toronto Dominion Bank,
  5.50%, due 01/07/98                   5,000,000              4,995,417
Union Bank of California N.A.,
  5.52%, due 01/05/98                   5,000,000              4,996,933
                                                        ----------------

                       See notes to financial statements.

                             MONY SERIES FUND, INC.
                             MONEY MARKET PORTFOLIO
                    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1997

                                                         VALUE             VALUE
DESCRIPTION                           PRINCIPAL AMOUNT                     (NOTE
2)      DESCRIPTION                           PRINCIPAL AMOUNT       (NOTE 2)
--------------------------------------------------------------------------------

TOTAL COMMERCIAL PAPER
(COST $132,441,996)                                       $  132,441,996
------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 5.8%
------------------------------------------------------------------------
Federal Home Loan Bank,
  5.81%, due 08/20/98                  $3,000,000         $    3,064,880
Federal Home Loan Bank,
  5.69%, due 10/02/98                   4,500,000              4,559,745
Federal National Mortgage Assn.,
  5.75%, due 01/27/98                   1,600,000              1,593,355
                                                        ----------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(COST $9,217,980)                                         $    9,217,980
------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 8.2%
------------------------------------------------------------------------
Asset-Backed Sec. Inv. Trust,
  5.96%, due 06/15/98, 144A            $5,000,000         $    5,014,072
Asset-Backed Sec. Inv. Trust,
  5.96%, due 08/15/98, 144A             4,000,000              4,011,258
Asset-Backed Sec. Inv. Trust,
  Series 1997-1, Class C,
  5.96%, due 10/15/98                  $4,000,000         $    4,011,258
                                                        ----------------
TOTAL ASSET-BACKED SECURITIES
(COST $13,036,588)                                        $   13,036,588
------------------------------------------------------------------------
CERTIFICATE OF DEPOSIT -- 2.3%
------------------------------------------------------------------------
National Westminster Bank PLC,
  5.86%, due 08/10/98
  (COST $3,640,176)                    $3,575,000         $    3,640,176
------------------------------------------------------------------------
TOTAL INVESTMENTS
(COST $158,336,740) -- 100.0%                             $  158,336,740
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.0%)                  (50,503)
------------------------------------------------------------------------
NET ASSETS -- 100.0%                                      $  158,286,237
===============================================================

                       See notes to financial statements.
--------------------------------------------------------------------------------
(a) The interest rate is subject to change periodically based on the greater of the 30 or 90-day non-financial commercial paper rate plus ten basis points. This instrument resets on a weekly basis. The rate shown was in effect as of December 31, 1997.

    Percentages are based on net assets.

                             MONY SERIES FUND, INC.

STATEMENTS OF ASSETS AND LIABILITIES December 31, 1997
--------------------------------------------------------------------------------

                                                                                         INTERMEDIATE       LONG TERM
                                                       EQUITY GROWTH    EQUITY INCOME      TERM BOND          BOND
                                                         PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                       -------------    -------------    -------------    -------------
ASSETS
    Securities, at value (Note 2)*....................  $ 2,717,067      $20,614,580      $ 43,534,576     $ 74,034,583
    Cash..............................................       77,557           56,256            63,140           61,770
    Dividends receivable..............................        1,441           28,953                 0                0
    Interest receivable...............................            0                0           610,418        1,279,140
    Receivable for fund shares sold...................            0           27,210           164,266           88,723
    Receivable for securities sold....................        8,339           10,071                 0                0
    Prepaid expense...................................          112              780             1,270            1,904
                                                       -------------    -------------    -------------    -------------
Total assets..........................................    2,804,516       20,737,850        44,373,670       75,466,120
                                                       -------------    -------------    -------------    -------------
LIABILITIES
    Payable for fund shares redeemed..................           27                9           128,693           69,187
    Accrued expenses:
         Investment advisory fees.....................        1,264            9,290            19,789           33,485
         Custodian fees...............................        1,429            3,089             1,142              957
         Accounting Fees..............................        2,309            2,651             3,062            3,517
         Professional fees............................          175              202               233              268
         Miscellaneous fees...........................          206            1,723             3,757            5,942
                                                       -------------    -------------    -------------    -------------
Total liabilities.....................................        5,410           16,964           156,676          113,356
                                                       -------------    -------------    -------------    -------------
NET ASSETS............................................  $ 2,799,106      $20,720,886      $ 44,216,994     $ 75,352,764
                                                       =============    =============     ============     ============
Net assets consist of:
    Capital stock -- $.01 par value...................  $       776      $     7,645      $     39,749     $     55,228
    Additional paid-in capital........................    1,534,940        9,916,625        41,166,674       65,407,147
    Undistributed net investment income...............        8,852          444,144         2,478,951        4,173,497
    Undistributed/accumulated net realized gain (loss)
      on investments..................................      452,491        2,843,443          (242,815)         284,413
    Net unrealized appreciation of investments........      802,047        7,509,029           774,435        5,432,479
                                                       -------------    -------------    -------------    -------------
NET ASSETS............................................  $ 2,799,106      $20,720,886      $ 44,216,994     $ 75,352,764
                                                       =============    =============     ============     ============
Shares of capital stock outstanding...................       77,576          764,503         3,974,903        5,522,848
                                                       -------------    -------------    -------------    -------------
Net asset value per share of outstanding capital
  stock...............................................  $     36.08      $     27.10      $      11.12     $      13.64
                                                       =============    =============     ============     ============
*Investments at cost..................................  $ 1,915,020      $13,105,551      $ 42,760,141     $ 68,602,104

                                                                          GOVERNMENT
                                                         DIVERSIFIED      SECURITIES      MONEY MARKET
                                                          PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                        -------------    -------------    -------------
                                                       <C
ASSETS
    Securities, at value (Note 2)*....................   $  3,191,614     $ 24,749,029    $ 158,336,740
    Cash..............................................         28,533           60,672            4,427
    Dividends receivable..............................          1,375                0                0
    Interest receivable...............................          4,785          136,089           57,050
    Receivable for fund shares sold...................              0          158,075        2,981,795
    Receivable for securities sold....................          8,630                0                0
    Prepaid expense...................................            118              184            3,010
                                                        -------------    -------------    -------------
Total assets..........................................      3,235,055       25,104,049      161,383,022
                                                        -------------    -------------    -------------
LIABILITIES
    Payable for fund shares redeemed..................             59           22,777        3,019,120
    Accrued expenses:
         Investment advisory fees.....................          1,542           10,875           54,585
         Custodian fees...............................          1,253                0            2,847
         Accounting Fees..............................          2,328            2,622            5,210
         Professional fees............................            177              199              396
         Miscellaneous fees...........................            307            1,683           14,627
                                                        -------------    -------------    -------------
Total liabilities.....................................          5,666           38,156        3,096,785
                                                        -------------    -------------    -------------
NET ASSETS............................................   $  3,229,389     $ 25,065,893    $ 158,286,237
                                                           ==========     ============    =============
Net assets consist of:
    Capital stock -- $.01 par value...................   $      1,567     $     23,025    $   1,582,862
    Additional paid-in capital........................      1,658,774       23,620,103      156,703,375
    Undistributed net investment income...............         49,159        1,106,347                0
    Undistributed/accumulated net realized gain (loss)
      on investments..................................        652,360           (1,742)               0
    Net unrealized appreciation of investments........        867,529          318,160                0
                                                        -------------    -------------    -------------
NET ASSETS............................................   $  3,229,389     $ 25,065,893    $ 158,286,237
                                                           ==========     ============    =============
Shares of capital stock outstanding...................        156,691        2,302,469      158,286,237
                                                        -------------    -------------    -------------
Net asset value per share of outstanding capital
  stock...............................................   $      20.61     $      10.89    $        1.00
                                                           ==========     ============    =============
*Investments at cost..................................   $  2,324,085     $ 24,430,869    $ 158,336,740

                       See notes to financial statements.

                             MONY SERIES FUND, INC.

STATEMENTS OF OPERATIONS For the year ended December 31, 1997
--------------------------------------------------------------------------------

                                                         INTERMEDIATE     LONG TERM                    GOVERNMENT
                       EQUITY GROWTH    EQUITY INCOME     TERM BOND         BOND        DIVERSIFIED    SECURITIES    MONEY MARKET
                         PORTFOLIO        PORTFOLIO       PORTFOLIO       PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO
                       -------------    -------------    ------------    -----------    -----------    ----------    ------------
INVESTMENT INCOME:
     Interest.........  $     8,586      $    24,980     $  2,684,591    $ 4,488,806    $    48,314    $1,210,768     $8,628,423
     Dividends........       28,862          513,188                0              0         33,024             0              0
     Other............        2,960           23,692            4,487          6,186          3,196         3,961          7,377
                       -------------    -------------    ------------    -----------    -----------    ----------    ------------
          Total
            investment
            income....       40,408          561,860        2,689,078      4,494,992         84,534     1,214,729      8,635,800
                       -------------    -------------    ------------    -----------    -----------    ----------    ------------
EXPENSES:
     Investment
       advisory fees
       (Note 3).......       11,010           85,565          175,171        278,376         14,608        84,926        616,327
     Custodian fees...        8,746           11,560            8,942          7,742          8,278         6,337         18,945
     Accounting fees
       (Note 3).......        5,457            6,267            7,238          8,314          5,502         6,196         12,314
     Professional
       fees...........        8,173            9,396           10,866         12,493          8,241         9,291         18,540
     Directors fees...          394            3,192            6,551         10,269            551         2,951         24,090
     Miscellaneous
       fees...........          369            3,533            4,695          7,155            550         2,077         17,098
                       -------------    -------------    ------------    -----------    -----------    ----------    ------------
          Total
           expenses...       34,149          119,513          213,463        324,349         37,730       111,778        707,314
          Expenses
            reduced by
            a
            custodian
            fee
        arrangement...       (2,593)          (1,797)          (3,336)        (2,854)        (2,355)       (3,396)        (7,424)
                       -------------    -------------    ------------    -----------    -----------    ----------    ------------
          Net
           expenses...       31,556          117,716          210,127        321,495         35,375       108,382        699,890
                       -------------    -------------    ------------    -----------    -----------    ----------    ------------
Net investment
  income..............        8,852          444,144        2,478,951      4,173,497         49,159     1,106,347      7,935,910
                       -------------    -------------    ------------    -----------    -----------    ----------    ------------
REALIZED AND
  UNREALIZED GAIN
  (LOSS) ON
  INVESTMENTS (NOTE
  2):
     Realized gain
       (loss) from
       security
       transactions
       (excluding
       short-term
       securities):
          Proceeds
            from
            sales.....    1,174,969        8,293,158       25,494,989     23,225,133      1,622,742     1,358,970              0
          Cost of
            securities
            sold......      717,350        5,460,695       25,637,530     22,679,504        963,019     1,351,196              0
                       -------------    -------------    ------------    -----------    -----------    ----------    ------------
Net realized gain
  (loss) on
  investments.........      457,619        2,832,463         (142,541)       545,629        659,723         7,774              0
Net increase in
  unrealized
  appreciation of
  investments.........      208,784        2,149,816          806,052      3,873,480         56,061       301,555              0
                       -------------    -------------    ------------    -----------    -----------    ----------    ------------
Net realized and
  unrealized gain on
  investments.........      666,403        4,982,279          663,511      4,419,109        715,784       309,329              0
                       -------------    -------------    ------------    -----------    -----------    ----------    ------------
Net increase in net
  assets resulting
  from operations.....  $   675,255      $ 5,426,423     $  3,142,462    $ 8,592,606    $   764,943    $1,415,676     $7,935,910
                        ===========      ===========       ==========     ==========      =========     =========    ===========

                       See notes to financial statements.

                             MONY SERIES FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS For the years ended December 31,
--------------------------------------------------------------------------------

                                                                     EQUITY GROWTH PORTFOLIO    EQUITY INCOME PORTFOLIO
                                                                     -----------------------   -------------------------
                                                                        1997         1996         1997          1996
                                                                     ----------   ----------   -----------   -----------
FROM OPERATIONS:
    Net Investment income........................................... $    8,852   $   12,501   $   444,144   $   506,646
    Net realized gain (loss) on investments (Note 2)................    457,619      186,510     2,832,463     1,744,115
    Net increase (decrease) in unrealized appreciation of
      investments...................................................    208,784      183,439     2,149,816     1,057,847
                                                                     ----------   ----------   -----------   -----------
Net increase (decrease) in net assets resulting from operations.....    675,255      382,450     5,426,423     3,308,608
                                                                     ----------   ----------   -----------   -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income (Note 4)..................................    (68,260)           0      (774,467)      (34,413)
    Net realized gain from investment transactions (Note 4).........   (133,214)           0    (1,471,218)            0
                                                                     ----------   ----------   -----------   -----------
        Total dividends and distributions to shareholders...........   (201,474)           0    (2,245,685)      (34,413)
                                                                     ----------   ----------   -----------   -----------
FROM SHARE TRANSACTIONS:
    Proceeds from the issuance of shares............................    184,444      344,553       321,172       427,851
    Proceeds from dividends and distributions reinvested............    201,474            0     2,245,685        34,413
    Net asset value of shares redeemed..............................   (215,262)    (445,903)   (3,599,056)   (3,255,147)
                                                                     ----------   ----------   -----------   -----------
Net increase (decrease) in net assets resulting from share
  transactions......................................................    170,656     (101,350)   (1,032,199)   (2,792,883)
                                                                     ----------   ----------   -----------   -----------
Net increase in net assets..........................................    644,437      281,100     2,148,539       481,312
Net assets beginning of year........................................  2,154,669    1,873,569    18,572,347    18,091,035
                                                                     ----------   ----------   -----------   -----------
Net assets end of year*............................................. $2,799,106   $2,154,669   $20,720,886   $18,572,347
                                                                     ==========   ==========   ===========   ===========
SHARES ISSUED AND REDEEMED:
    Issued..........................................................      5,772       12,546        12,780        20,290
    Issued in reinvestment of dividends and distributions...........      7,139            0       104,450         1,654
    Redeemed........................................................     (6,285)     (16,217)     (144,920)     (152,508)
                                                                     ----------   ----------   -----------   -----------
        Net increase (decrease).....................................      6,626       (3,671)      (27,690)     (130,564)
                                                                     ==========   ==========   ===========   ===========
*Including undistributed net investment income of:                   $    8,852   $   12,501   $   444,144   $   500,290

                                                                          INTERMEDIATE TERM
                                                                           BOND PORTFOLIO          LONG TERM BOND PORTFOLIO

                                                                      -------------------------   ---------------------------

                                                                         1997          1996           1997           1996

                                                                      -----------   -----------   ------------   ------------

                                                                     <
FROM OPERATIONS:
    Net Investment income...........................................  $ 2,478,951   $ 2,284,209   $  4,173,497   $  3,837,045

    Net realized gain (loss) on investments (Note 2)................     (142,541)      (66,206)       545,629        605,958

    Net increase (decrease) in unrealized appreciation of
      investments...................................................      806,052      (844,291)     3,873,480     (4,731,783)

                                                                      ------------  -----------   ------------   ------------

Net increase (decrease) in net assets resulting from operations.....    3,142,462     1,373,712      8,592,606       (288,780)

                                                                      ------------  -----------   ------------   ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income (Note 4)..................................   (2,284,209)            0     (3,837,045)             0

    Net realized gain from investment transactions (Note 4).........            0             0              0              0

                                                                      ------------  -----------   ------------   ------------

        Total dividends and distributions to shareholders...........   (2,284,209)            0     (3,837,045)             0

                                                                      ------------  -----------   ------------   ------------

FROM SHARE TRANSACTIONS:
    Proceeds from the issuance of shares............................   11,465,629    11,119,965     19,278,888     20,808,063

    Proceeds from dividends and distributions reinvested............    2,284,209             0      3,837,045              0

    Net asset value of shares redeemed..............................  (10,436,350)   (9,968,257)   (14,617,547)   (20,438,355)

                                                                      ------------  -----------   ------------   ------------

Net increase (decrease) in net assets resulting from share
  transactions......................................................    3,313,488     1,151,708      8,498,386        369,708

                                                                      ------------  -----------   ------------   ------------

Net increase in net assets..........................................    4,171,741     2,525,420     13,253,947         80,928

Net assets beginning of year........................................   40,045,253    37,519,833     62,098,817     62,017,889

                                                                      ------------  -----------   ------------   ------------

Net assets end of year*.............................................  $44,216,994   $40,045,253   $ 75,352,764   $ 62,098,817

                                                                      ============  ===========   ============   ============

SHARES ISSUED AND REDEEMED:
    Issued..........................................................    1,065,196     1,048,172      1,516,701      1,693,456

    Issued in reinvestment of dividends and distributions...........      221,552             0        327,953              0

    Redeemed........................................................     (967,252)     (941,251)    (1,158,388)    (1,670,244)

                                                                      ------------  -----------   ------------   ------------

        Net increase (decrease).....................................      319,496       106,921        686,266         23,212

                                                                      ============  ===========   ============   ============

*Including undistributed net investment income of:                    $ 2,478,951   $ 2,284,209   $  4,173,497   $  3,837,045


                       See notes to financial statements.

                             MONY SERIES FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS (continued) For the years ended December 31,
--------------------------------------------------------------------------------

                                                                                                     GOVERNMENT SECURITIES
                                                                          DIVERSIFIED PORTFOLIO            PORTFOLIO
                                                                         -----------------------   -------------------------
                                                                            1997         1996         1997          1996
                                                                         ----------   ----------   -----------   -----------
FROM OPERATIONS:
    Net investment income............................................... $   49,159   $   67,363   $ 1,106,347   $   695,233
    Net realized gain (loss) on investments (Note 2)....................    659,723      193,527         7,774        (9,516)
    Net increase (decrease) in unrealized appreciation of investments...     56,061      188,333       301,555      (170,310)
                                                                         ----------   ----------   -----------   -----------
Net increase in net assets resulting from operations....................    764,943      449,223     1,415,676       515,407
                                                                         ----------   ----------   -----------   -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income (Note 4)......................................    (67,363)           0      (695,233)            0
    Net realized gain from investment transactions (Note 4).............   (196,377)           0             0             0
                                                                         ----------   ----------   -----------   -----------
         Total dividends and distributions to shareholders..............   (263,740)           0      (695,233)            0
                                                                         ----------   ----------   -----------   -----------
FROM SHARE TRANSACTIONS:
    Proceeds from the issuance of shares................................    188,701      329,611    11,987,035    12,146,445
    Proceeds from dividends and distributions reinvested................    263,740            0       695,233             0
    Net asset value of shares redeemed.................................. (1,104,842)    (670,322)   (4,720,118)   (4,834,445)
                                                                         ----------   ----------   -----------   -----------
Net increase (decrease) in net assets resulting from share
  transactions..........................................................   (652,401)    (340,711)    7,962,150     7,312,000
                                                                         ----------   ----------   -----------   -----------
Net increase (decrease) in net assets...................................   (151,198)     108,512     8,682,593     7,827,407
Net assets beginning of year............................................  3,380,587    3,272,075    16,383,300     8,555,893
                                                                         ----------   ----------   -----------   -----------
Net assets end of year*................................................. $3,229,389   $3,380,587   $25,065,893   $16,383,300
                                                                         ==========   ==========   ===========   ===========
SHARES ISSUED AND REDEEMED:
    Issued..............................................................      9,906       19,825     1,129,743     1,180,708
    Issued in reinvestment of dividends and distributions...............     15,793            0        68,160             0
    Redeemed............................................................    (56,930)     (40,085)     (444,602)     (469,910)
                                                                         ----------   ----------   -----------   -----------
         Net increase (decrease)........................................    (31,231)     (20,260)      753,301       710,798
                                                                         ==========   ==========   ===========   ===========
*Including undistributed net investment income of:                       $   49,159   $   67,363   $ 1,106,347   $   695,233


                                                                             MONEY MARKET PORTFOLIO
                                                                          -----------------------------
                                                                              1997            1996
                                                                          -------------   -------------
                                                                         <
FROM OPERATIONS:
    Net investment income...............................................  $   7,935,910   $   5,905,585
    Net realized gain (loss) on investments (Note 2)....................              0               0
    Net increase (decrease) in unrealized appreciation of investments...              0               0
                                                                           ------------   -------------
Net increase in net assets resulting from operations....................      7,935,910       5,905,585
                                                                           ------------   -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income (Note 4)......................................     (7,935,910)     (5,905,585)
    Net realized gain from investment transactions (Note 4).............              0               0
                                                                           ------------   -------------
         Total dividends and distributions to shareholders..............     (7,935,910)     (5,905,585)
                                                                           ------------   -------------
FROM SHARE TRANSACTIONS:
    Proceeds from the issuance of shares................................    919,623,131     689,151,108
    Proceeds from dividends and distributions reinvested................      7,935,910       5,905,585
    Net asset value of shares redeemed..................................   (914,204,963)   (660,491,512)
                                                                           ------------   -------------
Net increase (decrease) in net assets resulting from share
  transactions..........................................................     13,354,078      34,565,181
                                                                           ------------   -------------
Net increase (decrease) in net assets...................................     13,354,078      34,565,181
Net assets beginning of year............................................    144,932,159     110,366,978
                                                                           ------------   -------------
Net assets end of year*.................................................  $ 158,286,237   $ 144,932,159
                                                                           ============   =============
SHARES ISSUED AND REDEEMED:
    Issued..............................................................    919,623,131     689,151,108
    Issued in reinvestment of dividends and distributions...............      7,935,910       5,905,585
    Redeemed............................................................   (914,204,963)   (660,491,512)
                                                                           ------------   -------------
         Net increase (decrease)........................................     13,354,078      34,565,181
                                                                           ============   =============
*Including undistributed net investment income of:                        $           0   $           0

                       See notes to financial statements.

                             MONY SERIES FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND BUSINESS

     The MONY Series Fund, Inc. (the "Fund"), a Maryland corporation organized on December 14, 1984, is composed of seven different portfolios that are, in effect, separate investment funds: the Equity Growth Portfolio, the Equity Income Portfolio, the Intermediate Term Bond Portfolio, the Long Term Bond Portfolio, the Diversified Portfolio, the Government Securities Portfolio, and the Money Market Portfolio. The Fund issues a separate class of capital stock for each portfolio. Each share of capital stock issued with respect to a portfolio will have a pro-rata interest in the assets of that portfolio and will have no interest in the assets of any other portfolio. Each portfolio bears its own liabilities and also its proportionate share of the general liabilities of the Fund. The Fund is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end, diversified, management investment company. This registration does not imply any supervision by the Securities and Exchange Commission over the Fund's management.

2. SIGNIFICANT ACCOUNTING POLICIES

  A. Portfolio Valuations:

     Short-term securities with 61 days or more to maturity at time of purchase are valued at market through the 61st day prior to maturity, based on quotations obtained from market makers or other appropriate sources; thereafter, any unrealized appreciation or depreciation existing on the 61st day is amortized on a straight-line basis over the remaining number of days to maturity. Short-term securities with 60 days or less to maturity at time of purchase are valued at amortized cost. The amortized cost of a security is determined by valuing it at original cost and thereafter amortizing any discount or premium at a constant rate until maturity. Securities in the Money Market Portfolio are valued at amortized cost.

     Common stocks traded on national securities exchanges are valued at the last sales price as of the close of the New York Stock Exchange or at the last bid price for over-the-counter securities.

     Bonds are valued at the last available price provided by an independent pricing service for securities traded on a national securities exchange. Bonds that are listed on a national securities exchange but are not traded and bonds that are regularly traded in the over-the-counter market are valued at the mean of the last available bid and asked prices provided by an independent pricing service.

     Original issue discounts on investments purchased are amortized over their respective lives using the yield-to-maturity method.

     All other securities, when held by the Fund, including any restricted securities, are valued at their fair value as determined in good faith by the Board of Directors. As of December 31, 1997 there were no such securities.

  B. Federal Income Taxes:

     Each portfolio of the Fund is a separate entity for Federal income tax purposes and intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

  C. Security Transactions and Investment Income:

     Security transactions are recorded as of the trade date.

     Dividend income is recorded on the ex-dividend date, income from other investments is accrued as earned.

     Realized gains and losses from investments sold are determined on the basis of identified cost for accounting and federal income tax purposes.

  D. Other:

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

                             MONY SERIES FUND, INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
     Earnings credits received from the custodian are shown as a reduction of total expenses.

3. INVESTMENT ADVISORY FEES AND RELATED PARTY TRANSACTIONS

     Under an investment advisory agreement between the Fund and MONY Life Insurance Company of America ("Investment Adviser" or "MONY America"), a wholly-owned subsidiary of The Mutual Life Insurance Company of New York ("MONY"), the Investment Adviser provides investment advice and related services for each of the Fund's portfolios, administers the overall day-to-day affairs of the Fund, bears all expenses associated with organizing the Fund, the initial registration of its securities, and the compensation of the directors, officers and employees of the Fund who are affiliated with the Investment Adviser.

     For these services, the Investment Adviser receives an investment advisory fee and an accounting fee. The investment advisory fee is a daily charge equal to an annual rate of .50% of the first $400,000,000 of the average daily net assets of each of the Fund's Portfolios except the Money Market Portfolio, which is .40% of the first $400,000,000 of the average daily net assets, .35% of the next $400,000,000 of the average daily net assets of each of the Fund's Portfolios; and .30% of the average daily net assets of each of the Fund's Portfolios in excess of $800,000,000. Prior to October 14, 1997, the investment advisory fee for the first $400,000,000 was .40% of the aggregate average daily net assets for all of the Fund's Portfolios. For the year ended December 31, 1997, the fees incurred by the Fund were $1,265,983. On October 15, 1997, the Investment Adviser began assessing the Fund an accounting fee. This fee is based on an allocation of expenses borne by the Investment Adviser for personnel, facilities and services necessary to calculate the Portfolios' daily net asset values. The fee is allocated to the Portfolios at $25,000 per portfolio, per annum, with the excess of the Investment Adviser's expenses allocated to each Portfolio daily based on each Portfolio's net assets in relation to the total net assets of the Fund.

     The Investment Adviser has a service agreement with MONY to provide it with personnel, services, facilities, supplies and equipment in order to carry out its duties to provide investment management services under the Investment Advisory Agreement. MONY also provides transfer agent services to the Fund. The Investment Adviser pays MONY for these services.

     Aggregate remuneration incurred to non-affiliated Directors of the Fund for the year ended December 31, 1997, amounted to $47,998.

4. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

     Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income (including realized gains and losses on portfolio securities) of the Money Market Portfolio are declared and reinvested each business day in additional full and fractional shares of the portfolio. This policy enables the Money Market Portfolio to maintain a net asset value of $1.00 per share.

     Dividends from net investment income and net realized capital gains of the other portfolios will normally be declared and reinvested annually in additional full and fractional shares.

     Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations which may differ from generally accepted accounting principles.

     During the year ended December 31, 1997, the Equity Income Portfolio increased undistributed realized gains by $5,354 and decreased undistributed net investment income by $5,354. These differences are primarily due to return of capital distributions received on investments.

5. CAPITAL STOCK

  A. Authorized Capital Stock:

     The Fund has 2 billion authorized shares of capital stock with a par value of $.01 per share. 1.15 billion shares are reserved for issuance and divided into seven classes as follows: Equity Growth Portfolio (150 million

                             MONY SERIES FUND, INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5. CAPITAL STOCK (CONTINUED)
shares); Equity Income Portfolio (150 million shares); Intermediate Term Bond Portfolio (150 million shares); Long Term Bond Portfolio (150 million shares); Diversified Portfolio (150 million shares); Government Securities Portfolio (150 million shares); and Money Market Portfolio (250 million shares). The remaining shares may be issued to any new or existing class upon approval of the Board of Directors.

  B. Purchases of Fund Shares:

     Shares of the Fund are sold to MONY America and MONY for allocation to MONY America Variable Account L to fund benefits under Flexible Premium Variable Life Insurance Contracts, Variable Universal Life Insurance Contracts and Corporate Sponsored Variable Universal Life Insurance Contracts; to MONY Variable Account L to fund benefits under Flexible Premium Variable Life Insurance Contracts and Variable Universal Life Insurance Contracts; to MONY America Variable Account S and MONY Variable Account S to fund benefits under Variable Life Insurance with Additional Premium Option Contracts; and to MONY America Variable Account A and MONY Variable Account A, to fund benefits under Flexible Payment Variable Annuity Contracts issued by those companies. Shares of the Fund are also sold to MONY for allocation to the Keynote Series Account ("Keynote") to fund benefits under Individual Annuity Plans issued by MONY.

6. FEDERAL INCOME TAX-CAPITAL LOSS CARRYFORWARD

     At December 31, 1997, the following portfolios of the Fund have capital loss carryforwards available to offset future capital gains, if any, for federal income tax purposes:

                           PORTFOLIO                               AMOUNT      EXPIRATION DATE
---------------------------------------------------------------   --------    ------------------

Intermediate Term Bond.........................................   $ 16,850    December 31, 2002
                                                                    17,218    December 31, 2003
                                                                    66,206    December 31, 2004
                                                                   112,050    December 31, 2005
                                                                  --------
                                                                  $212,324
                                                                  ========
Government Securities..........................................   $  2,089    December 31, 2004
                                                                  ========

7. PURCHASES AND SALES OF INVESTMENTS

     The aggregate cost of investments purchased and proceeds from sales or maturities, other than short-term investments, for the year ended December 31, 1997 were as follows:

                                                                           PURCHASES        SALES
                                                                          -----------    -----------
Equity Growth Portfolio.................   Common Stock                   $ 1,085,680    $ 1,174,969
Equity Income Portfolio.................   Common Stock                     5,730,202      8,293,158
Intermediate Term Bond Portfolio........   U.S Government Obligations      20,554,309     24,417,817
                                           Corporate Bonds                  7,919,150      4,033,667
Long Term Bond Portfolio................   U.S Government Obligations      11,700,957      6,775,703
                                           Corporate Bonds                 18,061,711     16,449,430
Diversified Portfolio...................   Common Stock                     1,012,436      1,622,742
Government Securities Portfolio.........   U.S Government Obligations       5,817,140      3,296,578

                             MONY SERIES FUND, INC.

                            EQUITY GROWTH PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:

                                                                      FOR THE YEARS ENDED DECEMBER 31,
                                                -----------------------------------------------------------------------------
                                                   1997         1996         1995         1994         1993          1992
                                                ----------   ----------   ----------   ----------   -----------   -----------
Net asset value, beginning of year............  $    30.37   $    25.11   $    20.59   $    20.70   $     19.68   $     20.25
                                                ----------   ----------   ----------   ----------   -----------   -----------
Income from investment operations
  Net investment income.......................        0.11         0.96         0.39         0.36          0.33          0.29
  Net gains (losses) on investments (both
    realized and unrealized)..................        8.42         4.30         5.90         0.09          1.59         (0.46)
                                                ----------   ----------   ----------   ----------   -----------   -----------
  Total from investment operations............        8.53         5.26         6.29         0.45          1.92         (0.17)
                                                ----------   ----------   ----------   ----------   -----------   -----------
Less distributions
  Dividends (from net investment income)......       (0.96)        0.00        (0.39)       (0.36)        (0.33)        (0.29)
  Distributions (from realized capital
    gains)....................................       (1.86)        0.00        (1.34)       (0.20)        (0.57)        (0.04)
  Distributions (from additional paid-in
    capital)..................................        0.00         0.00         0.00         0.00          0.00         (0.03)
  Distributions (in excess of realized capital
    gain).....................................        0.00         0.00        (0.04)        0.00          0.00         (0.04)
                                                ----------   ----------   ----------   ----------   -----------   -----------
  Total distributions.........................       (2.82)        0.00        (1.77)       (0.56)        (0.90)        (0.40)
                                                ----------   ----------   ----------   ----------   -----------   -----------
Net asset value, end of year..................  $    36.08   $    30.37   $    25.11   $    20.59   $     20.70   $     19.68
                                                ==========   ==========   ==========   ==========   ===========   ===========
  Total return................................       30.68%       20.95%       30.54%        2.15%         9.71%        (0.84%)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year.......................  $2,799,106   $2,154,669   $1,873,569   $1,556,536   $58,963,456   $39,979,012
Average commission rate.......................  $   0.0418   $   0.0330          N/A          N/A           N/A           N/A
Ratio of net investment income to average net
  assets......................................        0.34%        0.62%        1.54%        2.11%         1.79%         1.72%
Ratio of expenses to average net assets.......        1.33%        1.22%        1.28%        0.53%         0.50%         0.53%
Portfolio turnover rate.......................       45.90%       44.17%       38.17%       55.09%        59.15%        39.93%


                                                   1991          1990         1989         1988
                                                -----------   ----------   ----------   ----------
Net asset value, beginning of year............  $     15.38   $    15.90   $    12.78   $    11.81
                                                -----------   ----------   ----------   ----------
Income from investment operations
  Net investment income.......................         0.25         0.27         0.28         0.22
  Net gains (losses) on investments (both
    realized and unrealized)..................         5.08        (0.50)        3.66         1.20
                                                -----------   ----------   ----------   ----------
  Total from investment operations............         5.33        (0.23)        3.94         1.42
                                                -----------   ----------   ----------   ----------
Less distributions
  Dividends (from net investment income)......        (0.25)       (0.29)       (0.27)       (0.21)
  Distributions (from realized capital
    gains)....................................        (0.17)        0.00        (0.55)       (0.24)
  Distributions (from additional paid-in
    capital)..................................        (0.04)        0.00         0.00         0.00
  Distributions (in excess of realized capital
    gain).....................................         0.00         0.00         0.00         0.00
                                                -----------   ----------   ----------   ----------
  Total distributions.........................        (0.46)       (0.29)       (0.82)       (0.45)
                                                -----------   ----------   ----------   ----------
Net asset value, end of year..................  $     20.25   $    15.38   $    15.90   $    12.78
                                                ===========   ==========   ==========   ==========
  Total return................................        34.66%       (1.45%)      30.83%       12.02%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year.......................  $26,219,999   $7,163,679   $5,672,894   $3,957,234
Average commission rate.......................          N/A          N/A          N/A          N/A
Ratio of net investment income to average net
  assets......................................         2.09%        2.42%        2.00%        1.70%
Ratio of expenses to average net assets.......         0.59%        0.77%        0.96%        1.04%
Portfolio turnover rate.......................        32.33%       31.21%       29.91%        9.51%

                             MONY SERIES FUND, INC.

                            EQUITY INCOME PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:

                                                                 FOR THE YEARS ENDED DECEMBER 31,
                                        -----------------------------------------------------------------------------------
                                           1997          1996          1995          1994           1993           1992
                                        -----------   -----------   -----------   -----------   ------------   ------------
Net asset value, beginning of year....  $     23.44   $     19.61   $     15.53   $     16.43   $      15.56   $      14.64
                                         ----------    ----------    ----------    ----------    -----------    -----------
Income from investment operations
  Net investment income...............         0.61          0.98          0.69          0.64           0.52           0.59
  Net gains (losses) on investments
    (both realized and unrealized)....         5.96          2.89          4.45         (0.51)          1.68           0.92
                                         ----------    ----------    ----------    ----------    -----------    -----------
    Total from investment
      operations......................         6.57          3.87          5.14          0.13           2.20           1.51
Less distributions
  Dividends (from net investment
    income)...........................        (1.00)        (0.04)        (0.65)        (0.64)         (0.52)         (0.59)
  Distributions (from realized capital
    gains)............................        (1.91)         0.00         (0.41)        (0.39)         (0.81)          0.00*
                                         ----------    ----------    ----------    ----------    -----------    -----------
    Total distributions...............        (2.91)        (0.04)        (1.06)        (1.03)         (1.33)         (0.59)
Net asset value, end of year..........  $     27.10   $     23.44   $     19.61   $     15.53   $      16.43   $      15.56
                                         ==========    ==========    ==========    ==========    ===========    ===========
    Total return......................        31.26%        19.76%        33.12%         0.78%         14.14%         10.31%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year...............  $20,720,886   $18,572,347   $18,091,035   $16,204,925   $151,330,311   $121,540,392
Average commission rate...............  $    0.0491   $    0.0593           N/A           N/A            N/A            N/A
Ratio of net investment income to
  average net assets..................         2.20%         2.79%         3.54%         3.53%          3.22%          3.68%
Ratio of expenses to average net
  assets..............................         0.59%         0.55%         0.56%         0.48%          0.46%          0.46%
Portfolio turnover rate...............        29.32%        29.37%        26.80%        32.48%         28.48%         35.62%


                                            1991          1990          1989         1988
                                        ------------   -----------   ----------   ----------
Net asset value, beginning of year....  $      12.70   $     14.26   $    12.67   $    12.03
                                         -----------    ----------   ----------   ----------
Income from investment operations
  Net investment income...............          0.64          0.54         0.64         0.70
  Net gains (losses) on investments
    (both realized and unrealized)....          1.94         (1.50)        2.20         1.64
                                         -----------    ----------   ----------   ----------
    Total from investment
      operations......................          2.58         (0.96)        2.84         2.34
Less distributions
  Dividends (from net investment
    income)...........................         (0.64)        (0.60)       (0.64)       (0.66)
  Distributions (from realized capital
    gains)............................          0.00*         0.00        (0.61)       (1.04)
                                         -----------    ----------   ----------   ----------
    Total distributions...............         (0.64)        (0.60)       (1.25)       (1.70)
Net asset value, end of year..........  $      14.64   $     12.70   $    14.26   $    12.67
                                         ===========    ==========   ==========   ==========
    Total return......................         20.31%        (6.73%)      22.42%       19.45%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year...............  $118,114,947   $99,878,151   $6,185,876   $5,054,514
Average commission rate...............           N/A           N/A          N/A          N/A
Ratio of net investment income to
  average net assets..................          4.46%         5.39%        4.66%        5.24%
Ratio of expenses to average net
  assets..............................          0.49%         0.52%        0.88%        0.91%
Portfolio turnover rate...............         25.84%         8.89%       19.55%       22.70%

---------------

* Less than $.01 per share.

                             MONY SERIES FUND, INC.

                        INTERMEDIATE TERM BOND PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:

                                                                 FOR THE YEARS ENDED DECEMBER 31,
                                         ---------------------------------------------------------------------------------
                                            1997          1996          1995          1994          1993          1992
                                         -----------   -----------   -----------   -----------   -----------   -----------
Net asset value, beginning of year.....  $     10.96   $     10.57   $      9.75   $     10.51   $     10.33   $     10.22
                                         -----------   -----------   -----------   -----------   -----------   -----------
Income from investment operations
  Net investment income................         0.63          0.62          0.63          0.60          0.47          0.59
  Net gains (losses) on investments
    (both realized and unrealized).....         0.16         (0.23)         0.82         (0.76)         0.34          0.11
                                         -----------   -----------   -----------   -----------   -----------   -----------
    Total from investment operations...         0.79          0.39          1.45         (0.16)         0.81          0.70
                                         -----------   -----------   -----------   -----------   -----------   -----------
Less distributions
  Dividends (from net investment
    income)............................        (0.63)         0.00         (0.63)        (0.60)        (0.47)        (0.59)
  Distributions (from realized capital
    gains).............................         0.00          0.00          0.00          0.00         (0.16)         0.00*
  Distributions (from additional
    paid-in capital)...................         0.00          0.00          0.00          0.00          0.00          0.00
                                         -----------   -----------   -----------   -----------   -----------   -----------
    Total distributions................        (0.63)         0.00         (0.63)        (0.60)        (0.63)        (0.59)
                                         -----------   -----------   -----------   -----------   -----------   -----------
Net asset value, end of year...........  $     11.12   $     10.96   $     10.57   $      9.75   $     10.51   $     10.33
                                          ==========    ==========    ==========    ==========    ==========    ==========
    Total return.......................         7.70%         3.69%        14.82%        (1.52%)        7.84%         6.85%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year................  $44,216,994   $40,045,253   $37,519,833   $32,283,693   $31,326,168   $20,911,161
Ratio of net investment income to
  average net assets...................         5.98%         5.88%         6.10%         5.66%         5.26%         6.24%
Ratio of expenses to average net
  assets...............................         0.51%         0.48%         0.49%         0.52%         0.52%         0.53%
Portfolio turnover rate................        79.25%        33.59%        32.07%        25.41%        50.61%        62.27%


                                            1991          1990          1989          1988
                                         -----------   -----------   -----------   -----------
Net asset value, beginning of year.....  $      9.69   $      9.85   $      9.63   $      9.93
                                         -----------   -----------   -----------   -----------
Income from investment operations
  Net investment income................         0.77          0.84          0.90          0.86
  Net gains (losses) on investments
    (both realized and unrealized).....         0.71         (0.16)         0.22         (0.29)
                                         -----------   -----------   -----------   -----------
    Total from investment operations...         1.48          0.68          1.12          0.57
                                         -----------   -----------   -----------   -----------
Less distributions
  Dividends (from net investment
    income)............................        (0.77)        (0.84)        (0.90)        (0.87)
  Distributions (from realized capital
    gains).............................         0.00          0.00          0.00          0.00
  Distributions (from additional
    paid-in capital)...................        (0.18)         0.00          0.00          0.00
                                         -----------   -----------   -----------   -----------
    Total distributions................        (0.95)        (0.84)        (0.90)        (0.87)
                                         -----------   -----------   -----------   -----------
Net asset value, end of year...........  $     10.22   $      9.69   $      9.85   $      9.63
                                          ==========    ==========    ==========    ==========
    Total return.......................        15.27%         6.90%        11.63%         5.74%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year................  $22,005,519   $20,260,361   $20,419,237   $23,192,883
Ratio of net investment income to
  average net assets...................         7.88%         8.52%         8.67%         8.43%
Ratio of expenses to average net
  assets...............................         0.51%         0.54%         0.60%         0.55%
Portfolio turnover rate................        55.03%        20.06%        30.99%        24.77%

---------------

* Less than $.01 per share.

                             MONY SERIES FUND, INC.

                            LONG TERM BOND PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:

                                                                 FOR THE YEARS ENDED DECEMBER 31,
                                         ---------------------------------------------------------------------------------
                                            1997          1996          1995          1994          1993          1992
                                         -----------   -----------   -----------   -----------   -----------   -----------
Net asset value, beginning of year.....  $     12.84   $     12.88   $     10.47   $     12.05   $     11.19   $     11.03
                                         -----------   -----------   -----------   -----------   -----------   -----------
Income from investment operations
  Net investment income................         0.76          0.79          0.74          0.84          0.50          0.81
  Net gains (losses) on investments
    (both realized and unrealized).....         0.83         (0.83)         2.41         (1.58)         1.09          0.16
                                         -----------   -----------   -----------   -----------   -----------   -----------
    Total from investment operations...         1.59         (0.04)         3.15         (0.74)         1.59          0.97
                                         -----------   -----------   -----------   -----------   -----------   -----------
Less distributions
  Dividends (from net investment
    income)............................        (0.79)         0.00         (0.74)        (0.84)        (0.50)        (0.74)
  Distributions (from realized capital
    gains).............................         0.00          0.00          0.00          0.00         (0.23)         0.00*
  Distributions (from additional
    paid-in capital)...................         0.00          0.00          0.00          0.00          0.00         (0.07)
                                         -----------   -----------   -----------   -----------   -----------   -----------
    Total distributions................        (0.79)         0.00         (0.74)        (0.84)        (0.73)        (0.81)
                                         -----------   -----------   -----------   -----------   -----------   -----------
Net asset value, end of year...........  $     13.64   $     12.84   $     12.88   $     10.47   $     12.05   $     11.19
                                         ===========   ===========   ===========   ===========   ===========   ===========
    Total return.......................        13.44%         (.31%)       30.04%        (6.14%)       14.21%         8.79%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year................  $75,352,764   $62,098,817   $62,017,889   $44,012,329   $63,044,619   $29,564,159
Ratio of net investment income to
  average net assets...................         6.33%         6.40%         6.58%         6.45%         5.69%         7.71%
Ratio of expenses to average net
  assets...............................         0.49%         0.46%         0.48%         0.49%         0.48%         0.51%
Portfolio turnover rate................        37.08%        59.78%        79.45%       110.19%        45.93%         0.17%


                                            1991          1990          1989          1988
                                         -----------   -----------   -----------   -----------
Net asset value, beginning of year.....  $     10.47   $     10.70   $      9.97   $     10.28
                                         -----------   -----------   -----------   -----------
Income from investment operations
  Net investment income................         0.72          0.90          0.96          0.96
  Net gains (losses) on investments
    (both realized and unrealized).....         1.12         (0.23)         0.73         (0.10)
                                         -----------   -----------   -----------   -----------
    Total from investment operations...         1.84          0.67          1.69          0.86
                                         -----------   -----------   -----------   -----------
Less distributions
  Dividends (from net investment
    income)............................        (0.72)        (0.90)        (0.96)        (1.17)
  Distributions (from realized capital
    gains).............................        (0.37)         0.00          0.00          0.00
  Distributions (from additional
    paid-in capital)...................        (0.19)         0.00          0.00          0.00
                                         -----------   -----------   -----------   -----------
    Total distributions................        (1.28)        (0.90)        (0.96)        (1.17)
                                         -----------   -----------   -----------   -----------
Net asset value, end of year...........  $     11.03   $     10.47   $     10.70   $      9.97
                                         ===========   ===========   ===========   ===========
    Total return.......................        17.57%         6.26%        16.95%         8.37%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year................  $23,207,734   $20,532,817   $20,770,552   $23,840,760
Ratio of net investment income to
  average net assets...................         8.12%         8.72%         8.54%         9.04%
Ratio of expenses to average net
  assets...............................         0.51%         0.53%         0.64%         0.54%
Portfolio turnover rate................        63.68%        27.49%        36.00%        42.79%

---------------

* Less than $.01 per share.

                             MONY SERIES FUND, INC.

                             DIVERSIFIED PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:

                                                                   FOR THE YEARS ENDED DECEMBER 31,
                                             -----------------------------------------------------------------------------
                                                1997         1996         1995         1994         1993          1992
                                             ----------   ----------   ----------   ----------   -----------   -----------
Net asset value, beginning of year.........  $    17.99   $    15.72   $    13.14   $    13.47   $     12.64   $     13.13
                                             ----------   ----------   ----------   ----------   -----------   -----------
Income from investment operations
  Net investment income....................        0.34         0.36         0.43         0.38          0.37          0.42
  Net gains (losses) on investments (both
    realized and unrealized)...............        3.80         1.91         3.03        (0.24)         1.01         (0.29)
                                             ----------   ----------   ----------   ----------   -----------   -----------
    Total from investment operations.......        4.14         2.27         3.46         0.14          1.38          0.13
                                             ----------   ----------   ----------   ----------   -----------   -----------
Less distributions
  Dividends (from net investment income)...       (0.39)        0.00        (0.43)       (0.38)        (0.37)        (0.42)
  Distributions (from realized capital
    gains).................................       (1.13)        0.00        (0.43)       (0.09)        (0.18)        (0.20)
  Distributions (in excess of realized
    capital gain)..........................        0.00         0.00        (0.02)        0.00          0.00*         0.00*
                                             ----------   ----------   ----------   ----------   -----------   -----------
    Total distributions....................       (1.52)        0.00        (0.88)       (0.47)        (0.55)        (0.62)
                                             ----------   ----------   ----------   ----------   -----------   -----------
Net asset value, end of year...............  $    20.61   $    17.99   $    15.72   $    13.14   $     13.47   $     12.64
                                              =========    =========    =========    =========    ==========    ==========
    Total return...........................       24.97%       14.44%       26.32%        1.03%        10.92%         0.99%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year....................  $3,229,389   $3,380,587   $3,272,075   $2,860,700   $34,076,498   $22,704,133
Average commission rate....................  $   0.0583   $   0.0412          N/A          N/A           N/A           N/A
Ratio of net investment income to average
  net assets...............................        1.43%        2.02%        2.68%        3.19%         3.13%         3.68%
Ratio of expenses to average net assets....        1.10%        0.91%        0.95%        0.57%         0.53%         0.57%
Portfolio turnover rate....................       32.58%       24.43%       27.69%       51.38%        28.98%        26.44%


                                                1991          1990          1989          1988
                                             -----------   -----------   -----------   -----------
Net asset value, beginning of year.........  $     11.75   $     12.27   $     11.26   $     11.00
                                             -----------   -----------   -----------   -----------
Income from investment operations
  Net investment income....................         0.53          0.70          0.75          0.71
  Net gains (losses) on investments (both
    realized and unrealized)...............         1.86         (0.40)         1.74          0.36
                                             -----------   -----------   -----------   -----------
    Total from investment operations.......         2.39          0.30          2.49          1.07
                                             -----------   -----------   -----------   -----------
Less distributions
  Dividends (from net investment income)...        (0.53)        (0.71)        (0.75)        (0.70)
  Distributions (from realized capital
    gains).................................        (0.48)        (0.11)        (0.73)        (0.11)
  Distributions (in excess of realized
    capital gain)..........................         0.00          0.00          0.00          0.00
                                             -----------   -----------   -----------   -----------
    Total distributions....................        (1.01)        (0.82)        (1.48)        (0.81)
                                             -----------   -----------   -----------   -----------
Net asset value, end of year...............  $     13.13   $     11.75   $     12.27   $     11.26
                                              ==========    ==========    ==========    ==========
    Total return...........................        20.34%         2.44%        22.11%         9.73%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year....................  $16,829,653   $10,373,263   $12,319,454   $16,050,117
Average commission rate....................          N/A           N/A           N/A           N/A
Ratio of net investment income to average
  net assets...............................         4.72%         6.04%         5.86%         6.10%
Ratio of expenses to average net assets....         0.60%         0.63%         0.67%         0.62%
Portfolio turnover rate....................        22.03%        11.49%         8.06%         4.46%

---------------

* Less than $.01 per share.

                             MONY SERIES FUND, INC.

                        GOVERNMENT SECURITIES PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:

                                                                               FOR THE YEARS ENDED DECEMBER 31,
                                                                    ------------------------------------------------------
                                                                       1997           1996           1995          1994
                                                                    -----------    -----------    ----------    ----------
Net asset value, beginning of period.............................   $     10.58    $     10.21    $     9.51    $     9.72
                                                                    -----------    -----------    ----------    ----------
Income from investment operations
  Net investment income..........................................          0.45           0.45          0.34          0.05
  Net gains (losses) on investments (both realized and
    unrealized)..................................................          0.28          (0.08)         0.70         (0.21)
                                                                    -----------    -----------    ----------    ----------
        Total from investment operations.........................          0.73           0.37          1.04         (0.16)
                                                                    -----------    -----------    ----------    ----------
Less distributions
  Dividends (from net investment income).........................         (0.42)          0.00         (0.34)        (0.05)
  Distributions (from realized capital gains)....................          0.00           0.00         (0.00)*        0.00
  Distributions (in excess of realized capital gains)............          0.00           0.00         (0.00)         0.00
                                                                    -----------    -----------    ----------    ----------
        Total distributions......................................         (0.42)          0.00         (0.34)        (0.05)
                                                                    -----------    -----------    ----------    ----------
Net asset value, end of period...................................   $     10.89    $     10.58    $    10.21    $     9.51
                                                                     ==========     ==========     =========     =========
        Total return.............................................          7.18%          3.62%        10.89%        (2.68%)+++
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period........................................   $25,065,893    $16,383,300    $8,555,893    $1,204,231
Ratio of net investment income to average net assets.............          5.52%          5.59%         6.10%         5.43%+++
Ratio of expenses to average net assets..........................          0.56%          0.55%         0.74%         0.57%+++
Portfolio turnover rate..........................................         19.14%         12.52%         0.28%         7.82%

                                                                                                    FOR THE
                                                                                                 PERIOD MAY 1,
                                                                                                    1991**
                                                                                                    THROUGH
                                                                                                 DECEMBER 31,
                                                                      1993           1992            1991
                                                                   -----------    -----------    -------------
Net asset value, beginning of period.............................  $      9.66    $     10.70     $     10.00
                                                                   -----------    -----------    -------------
Income from investment operations
  Net investment income..........................................         0.52           1.00            0.27
  Net gains (losses) on investments (both realized and
    unrealized)..................................................         0.27          (0.25)           0.70
                                                                   -----------    -----------    -------------
        Total from investment operations.........................         0.79           0.75            0.97
                                                                   -----------    -----------    -------------
Less distributions
  Dividends (from net investment income).........................        (0.52)         (1.00)          (0.27)
  Distributions (from realized capital gains)....................        (0.21)         (0.79)           0.00
  Distributions (in excess of realized capital gains)............         0.00*          0.00            0.00
                                                                   -----------    -----------    -------------
        Total distributions......................................        (0.73)         (1.79)          (0.27)
                                                                   -----------    -----------    -------------
Net asset value, end of period...................................  $      9.72    $      9.66     $     10.70
                                                                    ==========     ==========    =============
        Total return.............................................         8.18%          7.01%           9.70%++
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period........................................  $20,036,097    $19,096,791     $42,235,195
Ratio of net investment income to average net assets.............         5.06%          6.25%           5.75%+
Ratio of expenses to average net assets..........................         0.53%          0.50%            .43%+
Portfolio turnover rate..........................................        41.01%         28.28%         151.81%

---------------

  * Less than $.01 per share.
 ** Commencement of operations.
  + Annualized
 ++ Average Annual
+++ Annualized since Portfolio was dormant from June 24, 1994 to November 18, 1994.

                             MONY SERIES FUND, INC.

                             MONEY MARKET PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:

                                                          FOR THE YEARS ENDED DECEMBER 31,
                              -----------------------------------------------------------------------------------------
                                  1997            1996            1995           1994           1993           1992
                              ------------    ------------    ------------    -----------    -----------    -----------
Net asset value, beginning
  of year..................   $       1.00    $       1.00    $       1.00    $      1.00    $      1.00    $      1.00
                              ------------    ------------    ------------    -----------    -----------    -----------
Income from investment
  operations
  Net investment income....           0.03            0.05            0.05           0.04           0.03           0.03
Less distributions
  Dividends (from net
    investment income).....          (0.03)          (0.05)          (0.05)         (0.04)         (0.03)         (0.03)
                              ------------    ------------    ------------    -----------    -----------    -----------
Net asset value, end of
  year.....................   $       1.00    $       1.00    $       1.00    $      1.00    $      1.00    $      1.00
                               ===========     ===========     ===========     ==========     ==========     ==========
    Total return...........           5.15%           5.00%           5.50%          3.82%          2.75%          3.31%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year....   $158,286,237    $144,932,159    $110,366,978    $83,352,731    $65,474,860    $50,892,593
Ratio of net investment
  income to average net
  assets...................           5.11%           4.95%           5.30%          3.77%          2.62%          3.17%
Ratio of expenses to
  average net assets.......           0.46%           0.45%           0.46%          0.49%          0.46%          0.48%


                                1991           1990           1989           1988
                             -----------    -----------    -----------    ----------
Net asset value, beginning
  of year..................  $      1.00    $      1.00    $      1.00    $     1.00
                             -----------    -----------    -----------    ----------
Income from investment
  operations
  Net investment income....         0.06           0.07           0.08          0.07
Less distributions
  Dividends (from net
    investment income).....        (0.06)         (0.07)         (0.08)        (0.07)
                             -----------    -----------    -----------    ----------
Net asset value, end of
  year.....................  $      1.00    $      1.00    $      1.00    $     1.00
                              ==========     ==========     ==========     =========
    Total return...........         5.60%          7.22%          8.20%         6.56%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year....  $34,642,974    $26,924,389    $10,817,623    $4,552,241
Ratio of net investment
  income to average net
  assets...................         5.80%          7.63%          8.06%         6.77%
Ratio of expenses to
  average net assets.......         0.54%          0.54%          0.92%         1.08%

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of MONY Series Fund, Inc.:

     We have audited the accompanying statements of assets and liabilities of MONY Series Fund, Inc. (comprising the Equity Growth, Equity Income, Intermediate Term Bond, Long Term Bond, Diversified, Government Securities and Money Market Portfolios), including the portfolios of investments, as of December 31, 1997, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended for all the Portfolios except Government Securities Portfolio for which the period is for each of the six years in the period ended December 31, 1997 and for the period from May 1, 1991 (commencement of operations) to December 31, 1991. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the MONY Series Fund, Inc. as of December 31, 1997, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods referred to above, in conformity with generally accepted accounting principles.

                                                  COOPERS & LYBRAND L.L.P.

New York, New York
February 11, 1998

                             MONY SERIES FUND, INC.
                                 1740 BROADWAY
                            NEW YORK, NEW YORK 10019

DIRECTORS AND PRINCIPAL OFFICERS
Kenneth M. Levine                             Chairman, President and Director
Joel Davis                                    Director
Michael J. Drabb                              Director
Alan J. Hartnick                              Director
Floyd L. Smith                                Director
Edward E. Hill                                Vice President-Compliance
David V. Weigel                               Treasurer
John P. Keller                                Controller
Frederick C. Tedeschi                         Secretary
INVESTMENT ADVISER
MONY Life Insurance Co. of America
1740 Broadway
New York, New York 10019
PRINCIPAL UNDERWRITER AND DISTRIBUTOR
MONY Securities Corp.
1740 Broadway
New York, New York 10019
CUSTODIAN
Chase Manhattan Bank
4 New York Plaza
New York, New York 10004
TRANSFER AGENT
The Mutual Life Insurance Co. of New York
1740 Broadway
New York, New York 10019
INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
1301 Avenue of the Americas
New York, New York 10019

                     (This page intentionally left blank.)

                         ENTERPRISE ACCUMULATION TRUST

                                EQUITY PORTFOLIO

OPCAP ADVISORS
NEW YORK, NEW YORK

     The objective of Enterprise Accumulation Trust Equity Portfolio is to seek long term capital appreciation through investment in a diversified portfolio of equity securities selected on the basis of a value-oriented approach to investing.

     As the stock market rose in 1997, OpCap Advisors maintained an above-average cash position because it became somewhat difficult to find superior companies that were underpriced. As of December 31, 1997, the portfolio's net assets were allocated 82 percent to common stocks and 18 percent to cash and cash equivalents. This cash position provides a resource to purchase quality stocks opportunistically when they become available at favorable prices. The portfolio's large cash position may serve shareholders well if the Asian financial crisis continues to buffet the stock market.

     The portfolio achieved satisfactory results in 1997. OpCap achieved these results by being disciplined in its philosophy of investing in superior companies that have strong competitive positions, generate high cash flow and effectively deploy that cash to benefit shareholders.

     Recently, OpCap established a new position in the common stock of Diageo PLC, a premier global consumer products company. Diageo was formed through the recent merger of two consumer products giants -- Grand Metropolitan and Guinness. The portfolio already owned Grand Metropolitan stock and received Diageo shares in the merger. OpCap then bought additional Diageo shares. The company's well-known brands include Burger King, Pillsbury, Guinness and Dom Perignon, among many others. OpCap liquidated portfolio positions in Warner Lambert and Progressive Group.

     At the end of December, the portfolio's five largest equity positions were ACE Ltd., EXEL Ltd., Lockheed Martin Corp., Caterpillar, Inc., and Wells Fargo & Co. Major industry positions were in insurance, banking, machinery, miscellaneous financial services and transportation.

     A tight U.S. job market and the Asian crisis may approximately offset each other in their impact on the U.S. economy. OpCap does not anticipate inflation will pick up markedly, or that the U.S. will slide into a recession. Whether the stock market indexes may rise or fall in 1998 is a matter of conjecture. There might be a high level of market volatility until these issues sort themselves out, but volatility creates opportunities to buy stocks at favorable prices.

     OpCap continues to invest for the long term in superior businesses that are reasonably valued, especially those which generate a high level of cash throughout the economic cycle. By being disciplined in this value approach, OpCap seeks to control risk and match or exceed its benchmarks regardless of economic or market trends.

                   CHANGE IN VALUE OF A $10,000 INVESTMENT IN
              ENTERPRISE ACCUMULATION TRUST EQUITY PORTFOLIO FROM
                      INCEPTION (8/1/88) THROUGH 12/31/97

           MEASUREMENT PERIOD
         (FISCAL YEAR COVERED)              EQUITY PORTFOLIO*          S&P 500**           LIPPER GROWTH***
8/1/88                                                    10000                  10000                  10000
12/31/88                                                  10190                  10367                  12109
12/31/89                                                  12500                  13652                  15435
12/31/90                                                  12223                  13228                  14600
12/31/91                                                  16038                  17258                  19905
12/31/92                                                  18909                  18573                  21423
12/31/93                                                  20393                  20445                  23990
12/31/94                                                  21182                  20715                  23613
12/31/95                                                  29325                  28500                  31323
12/31/96                                                  36721                  35044                  36798
12/31/97                                                  46179                  46734                  47131

                  * Enterprise performance numbers do not include variable
                    account expenses. Remember that historic performance does not predict future performance. Shares may be worth more or less at redemption than at original purchase.

                 ** The S&P 500 Index is an unmanaged index which includes 500 companies which tend to be leaders in important industries within the U.S. economy and excludes any transaction or holding charges.

                *** Lipper Analytical Services is an independent reporting service that measures the performance of most mutual funds. The performance results reflect an unmanaged index and are net of all expenses other than sales charges and redemption fees.

     The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

                         ENTERPRISE ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1997

                                   NUMBER OF SHARES OR
     COMMON STOCKS -- 82.15%        PRINCIPAL AMOUNT            VALUE
      ---------------------------------------------------------------
ADVERTISING -- 1.55%
  Omnicom Group Inc.                        190,000         $      8,051,250
AEROSPACE -- 4.77%
  AlliedSignal Inc.                          91,840                3,576,020
  Boeing Company                             38,657                1,891,777
  Lockheed Martin Corporation               195,000               19,207,500
                                                                 -----------
                                                                  24,675,297
AUTOMOTIVE -- 2.07%
  LucasVarity PLC (ADR)                     307,000               10,706,625
BANKING -- 7.44%
  BankBoston Corporation                    107,000               10,051,313
  Citicorp                                   95,544               12,080,344
  Wells Fargo & Company                      48,362               16,415,876
                                                                 -----------
                                                                  38,547,533
CAPITAL GOODS & SERVICES -- 3.46%
  General Electric Company                   91,088                6,683,582
  Textron Inc.                              180,000               11,250,000
                                                                 -----------
                                                                  17,933,582
CHEMICALS -- 3.43%
  Du Pont (E. I.) de Nemours &
    Company                                 120,000                7,207,500
  Hercules Inc.                             102,202                5,116,488
  Monsanto Company                          130,000                5,460,000
                                                                 -----------
                                                                  17,783,988
COMPUTER HARDWARE -- 0.61%
  Adaptec Inc. (a)                           85,000                3,155,625
CONSUMER NON-DURABLES -- 2.35%
  Avon Products Inc.                        122,756                7,534,149
  Mattel Inc.                               124,875                4,651,594
                                                                 -----------
                                                                  12,185,743
DRUGS & MEDICAL PRODUCTS -- 1.80%
  Becton, Dickinson & Company               186,158                9,307,900
ELECTRICAL EQUIPMENT -- 1.94%
  Avnet Inc.                                152,000               10,032,000
ELECTRONICS -- 0.88%
  Arrow Electronics Inc. (a)                140,924                4,571,222
ENERGY -- 0.43%
  Triton Energy Ltd. (a)                     76,004                2,218,367
FOOD & BEVERAGES & TOBACCO -- 2.20%
  Diageo PLC                                181,000                6,855,375
  Sysco Corporation                         100,000                4,556,250
                                                                 -----------
                                                                  11,411,625
HEALTH CARE -- 2.95%
  Tenet Healthcare Corporation (a)          460,700               15,260,688
HOTELS & RESTAURANTS -- 2.64%
  McDonald's Corporation                    286,000               13,656,500
INSURANCE -- 20.63%
  ACE Ltd.                                  276,000               26,634,000
  AFLAC Inc.                                185,128                9,464,669
  American International Group
    Inc.                                     38,418                4,177,958
  Everest Reinsurance Holdings              175,000                7,218,750
  EXEL Ltd.                                 391,348               24,801,679
  General Re Corporation                     75,000               15,900,000
  Mid Ocean Ltd.                            160,000                8,680,000
  Renaissance Holdings Ltd.                 225,000                9,928,125
                                                                 -----------
                                                                 106,805,181

                                   NUMBER OF SHARES OR
                                    PRINCIPAL AMOUNT            VALUE
                                   -------------------   -------------------
MACHINERY -- 6.51%
  Caterpillar Inc.                          386,000         $     18,745,125
  Dover Corporation                         280,000               10,115,000
  Tenneco Inc.                              123,000                4,858,500
                                                                 -----------
                                                                  33,718,625
MISC. FINANCIAL SERVICES -- 5.69%
  Countrywide Credit Industries
    Inc.                                    316,088               13,552,273
  Federal Home Loan Mortgage
    Corporation                             379,180               15,901,861
                                                                 -----------
                                                                  29,454,134
PUBLISHING -- 1.08%
  Donnelley R R & Sons Company              150,000                5,587,500
RETAIL -- 2.74%
  May Department Stores Company             269,712               14,210,451
TELECOMMUNICATIONS -- 1.60%
  Sprint Corporation                        141,000                8,266,125
TRANSPORTATION -- 5.38%
  AMR Corporation (a)                        69,000                8,866,500
  Canadian Pacific Ltd.                     270,000                7,357,500
  Carnival Corporation                      210,000               11,628,750
                                                                 -----------
                                                                  27,852,750
                                                                 -----------
TOTAL COMMON STOCKS
(IDENTIFIED COST $287,874,088)                                   425,392,711
COMMERCIAL PAPER -- 15.42%
  Ford Motor Credit Company 5.80%
    due 01/07/98                         20,000,000               19,980,666
  General Motors Acceptance
    Corporation
    5.82% due 01/14/98                   20,000,000               19,957,967
  American Express Credit
    Corporation
    5.63% due 01/13/98                   20,000,000               19,962,467
  IBM Credit Corporation
    5.74% due 01/21/98                   20,000,000               19,936,222
                                                                 -----------
TOTAL COMMERCIAL PAPER
(IDENTIFIED COST $79,837,322)                                     79,837,322
REPURCHASE AGREEMENT -- 2.76%
  State Street Bank & Trust Repurchase
    Agreement, 5.00% due 01/02/98
    Collateral: U.S. Treasury Note
    $14,555,000, 5.62% due
    11/30/99 Value $14,591,388           14,305,000               14,305,000
                                                                 -----------
TOTAL REPURCHASE AGREEMENT
(IDENTIFIED COST $14,305,000)                                     14,305,000
TOTAL INVESTMENTS
(IDENTIFIED COST $382,016,410)                              $    519,535,033
OTHER ASSETS LESS LIABILITIES -- (0.33)%                          (1,731,714)
                                                                 -----------
NET ASSETS 100%                                             $    517,803,319

(a) Non-income producing security

                See accompanying notes to financial statements.

                              SMALL CAP PORTFOLIO

GAMCO INVESTORS, INC.
RYE, NEW YORK

     The objective of Enterprise Accumulation Trust Small Cap Portfolio is to seek capital appreciation through investments in a diversified portfolio consisting primarily of equity securities of companies with market capitalizations of under $1 billion.

     The strong portfolio performance in 1997 was the result of GAMCO's sector bets on cable television and cable television networks, its positioning in niche industrial companies, its focus on corporate restructurings and some good old-fashioned stock picking.

     Cable television stocks, particularly Cablevision Systems (up 210 percent in 1997) went from the doghouse to the penthouse for two reasons: Cash flows exceeded analysts' consensus expectations and cable developed a technology mantra, with Microsoft's Bill Gates committing $1 billion to the proposition that coaxial cable would be the highway of choice for internet transmission to American homes. The cable industry is in great shape except for the political jawboning over cable rates that is likely to take place in an election year like 1998.

     The portfolio's positioning in niche industrial companies also contributed to returns. These companies reflect the new competitive strengths of American industry, the prospect of improving earnings and the likelihood that smaller niche players would be targeted by larger competitors. In 1997, stocks like Goulds Pumps and Brad Ragan were strong performers on takeovers.

     Corporate restructurings helped boost portfolio performance in 1997. The splitting of CTEC Corporation into Commonwealth Telephone, RCN and Cable Michigan and Culbro (up 71 percent) into General Cigar and Griffin Land Resources were good examples of this activity.

     The marketplace is in the early stages of the third great wave of mergers and acquisitions, triggered by General Electric's hostile bid to acquire Kemper in March 1994. The first wave was in the 1960s, with conglomerates buying companies to build diversified empires. The second wave in the 1980s was led by the financial engineers -- leveraged buyout specialists preying on undervalued companies. The current wave is being propelled by strategic corporate buyers looking to extend product lines and distribution systems through the acquisition of companies in related businesses and consolidators, savvy individuals creating operational and financial leverage by consolidating fragmented industries. GAMCO believes this wave may be the strongest of all.

     For the last five years American companies have been able to boost earnings through technology-oriented productivity gains and extensive cost cutting. Progress may continue on these fronts but much of the work has already been done. Limited pricing flexibility in an increasingly global economy may restrain profit margins. Many companies may become increasingly dependent on growth through the acquisition of complementary businesses.

     The portfolio has benefited from several deals throughout the year. In addition to those mentioned above, the portfolio reaped profits on General Host, Black Entertainment Television, International Family Entertainment and Fieldcrest Cannon.

     Looking ahead to 1998, although sensitive to the impact of labor and commodities, inflation likely may remain in check. Barring any synchronized worldwide economic upswing, a relative low probability considering Asian economic weakness, interest rates may be stable. In general, corporate earnings growth may be respectable, in the 7-9 percent range. With expectations high, however, there may be more earnings disappointments in the year ahead. Merger, acquisition and restructuring activity may remain strong. If this scenario unfolds, we may see the market in-line with corporate earnings.

     GAMCO is concerned about several potential problems: The ripple effect on U.S. profits from the currency debacle in Southeast Asia and a potential run on Latin American currencies and economies; an upswing in wage inflation; upward pressure on interest rates; and the potential for a 1999 lame-duck Clinton administration. Last, but certainly not least, the level of the market is a concern. Valuations are high by most measures and the overall equity market does not appear to have a margin of safety.

     GAMCO believes deals may have a favorable impact on many of the portfolio's holdings. With the lower longer term capital gain rate of 20 percent, we believe the owner/managers of many companies in the portfolio may be tempted to monetize their investments. This may be an important source of profits for the portfolio.

                   CHANGE IN VALUE OF A $10,000 INVESTMENT IN
               ENTERPRISE ACCUMULATION TRUST SMALL CAP PORTFOLIO
                    FROM INCEPTION (8/1/88) THROUGH 12/31/97

           MEASUREMENT PERIOD
         (FISCAL YEAR COVERED)             SMALL CAP PORTFOLIO*   RUSSELL 1000 VALUE**     LIPPER GROWTH***
8/1/88                                                    10000                  10000                  10000
12/31/88                                                  10190                  10351                  10022
12/31/89                                                  12060                  12960                  12132
12/31/90                                                  10883                  11912                  10462
12/31/91                                                  16120                  14845                  15539
12/31/92                                                  19584                  16895                  17277
12/31/93                                                  23405                  19955                  20201
12/31/94                                                  23409                  19556                  20104
12/31/95                                                  26284                  27060                  26460
12/31/96                                                  29231                  32915                  30260
12/31/97                                                  42186                  44495                  34814

                 * Enterprise performance numbers do not include variable
                   account expenses. Remember that historic performance does not predict future performance. Shares may be worth more or less at redemption than at original price.

                 ** The Russell 1000 Value Index is an unmanaged index which excludes any transaction or holding charges. The Russell 1000 Value Index replaces the Russell 2000 Index as the broad-based comparison to the Small Cap Portfolio as it more appropriately reflects the securities market in which the portfolio invests. During 1997, an investment in the above hypothetical shareholder account increased $12,955 compared to $6,282 and $11,580 in the Russell 1000 Value Index and Russell 2000 Index, respectively.

                *** Lipper Analytical Services is an independent reporting service that measures the performance of most mutual funds. The performance results reflect an unmanaged index and are net of all expenses other than sales charges and redemption fees.

     The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

                         ENTERPRISE ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1997

                                   NUMBER OF SHARES OR
COMMON STOCKS -- 92.70%             PRINCIPAL AMOUNT            VALUE
---------------------------------------------------------------
ADVERTISING -- 0.93%
  Ackerley Inc.                            200,000          $      3,387,500
AEROSPACE -- 8.24%
  Aeroquip Vickers Inc.                     23,000                 1,128,437
  Ametek Aerospace Products Inc.            88,000                 2,376,000
  Coltec Industries Inc. (a)               190,000                 4,405,625
  Curtiss Wright Corporation                90,000                 3,268,125
  Gencorp Inc.                             220,000                 5,500,000
  Moog Inc. (a)                             25,000                   873,438
  Sequa Corporation (Class A)               70,000                 4,554,375
  Sequa Corporation (Class B)               28,000                 2,072,000
  SPS Technologies Inc.                    136,000                 5,933,000
                                                         -------------------
                                                                  30,111,000
APPAREL & TEXTILES -- 0.38%
  Carlyle Inds Inc.                        159,759                   239,639
  Hartmarx Corporation                     150,000                 1,143,750
                                                         -------------------
                                                                   1,383,389
AUTOMOTIVE -- 9.26%
  Clarcor Inc.                             145,000                 4,295,625
  Echlin Inc.                              120,000                 4,342,500
  Federal Mogul Corporation                 50,000                 2,025,000
  Modine Manufacturing Company             225,000                 7,678,125
  Navistar International
    Corporation Inc. (a)                    90,000                 2,233,125
  Scheib Earl Inc.                         225,000                 1,800,000
  Standard Motor Products Inc.             180,000                 4,061,250
  Superior Inds International Inc.          10,000                   268,125
  Transpro Inc.                             10,000                    90,000
  Wynns International Inc.                 220,000                 7,012,500
                                                         -------------------
                                                                  33,806,250
BROADCASTING -- 9.81%
  BET Holdings Inc. (a)                    144,000                 7,866,000
  Chris Craft Industries Inc.              150,000                 7,846,875
  Echostar Communications
    Corporation                             20,000                   335,000
  Gray Communications Systems Inc.          34,500                   905,625
  Gray Communications Systems Inc.
    (Class B)                              100,000                 2,575,000
  GST Telecommunications Inc.              190,000                 2,256,250
  Lin Television Corporation (a)           100,000                 5,450,000
  Paxson Communications
    Corporation                            200,000                 1,475,000
  United International Holdings
    Inc. (a)                                70,000                   805,000
  United Television Inc.                    61,000                 6,336,375
                                                         -------------------
                                                                  35,851,125
CABLE -- 5.72%
  AFC Cable Systems Inc. (a)                17,000                   505,750
  Cable Michigan Inc.                       17,500                   400,312
  Cablevision Systems Corporation
    (a)                                    186,000                17,809,500
  Century Communications
    Corporation                            126,000                 1,228,500
  Mercom Inc.                               56,800                   539,600
  Rogers Communications Inc.                25,000                   121,875
  United Video Satellite Group              10,000                   287,500
                                                         -------------------
                                                                  20,893,037
CAPITAL GOODS & SERVICES -- 0.05%
  AAR Corporation                            5,000                   193,750
CHEMICALS -- 1.18%
  Church & Dwight Inc.                     100,000                 2,806,250
  Lawter International Inc.                140,000                 1,522,500
                                                         -------------------
                                                                   4,328,750
COMPUTER SOFTWARE -- 0.13%
  Software Artistry Inc.                    20,000                   486,250

                                   NUMBER OF SHARES OR
                                    PRINCIPAL AMOUNT            VALUE
                                   -------------------   -------------------
CONSUMER DURABLES -- 0.80%
  Envirosource Inc. (a)                    450,000          $      1,350,000
  Noel Group                               111,500                   383,281
  Oneida Ltd.                               45,000                 1,200,938
                                                         -------------------
                                                                   2,934,219
CONSUMER SERVICES -- 0.69%
  Berlitz International Inc. (a)            45,000                 1,170,000
  ITT Educational Services Inc.             28,000                   624,750
  Mikasa Inc.                               50,000                   728,125
                                                         -------------------
                                                                   2,522,875
ELECTRICAL EQUIPMENT -- 1.62%
  Corecom Inc.                              85,000                   860,625
  Oak Technology                            15,000                    97,500
  Portec Inc.                               55,000                   797,500
  Thomas Industries Inc.                   210,000                 4,147,500
                                                         -------------------
                                                                   5,903,125
ELECTRONICS -- 0.56%
  CTS Corporation                           64,000                 2,044,000
ENERGY -- 1.46%
  Kaneb Services Inc. (a)                  180,000                   933,750
  USX Delhi Group                          214,000                 4,387,000
                                                         -------------------
                                                                   5,320,750
ENTERTAINMENT & LEISURE -- 8.32%
  Ascent Entertainment Group Inc.          150,000                 1,556,250
  Bull Run Corporation                      70,000                   269,063
  Churchill Downs Inc.                      17,000                   745,875
  Florida Panthers Holdings Inc.            50,000                   862,500
  Gaylord Entertainment Company
    New                                    210,001                 6,706,907
  GC Companies Inc.                         80,000                 3,790,000
  HSN Inc.                                 210,000                10,815,000
  Jackpot Enterprises Inc.                 235,000                 2,658,437
  Spectravision Inc. (Class B)
    (a)(b)                                 274,617                         0
  Ticketmaster Group Inc.                  130,000                 2,990,000
                                                         -------------------
                                                                  30,394,032
FINANCE -- 1.08%
  Pioneer Group Inc.                       140,000                 3,937,500
FOOD & BEVERAGES & TOBACCO -- 3.50%
  Celestial Seasonings Inc. (a)            111,000                 3,496,500
  Chock Full O Nuts Corporation            162,000                 1,134,000
  Eskimo Pie Corporation                    82,000                   943,000
  General Cigar Holdings Inc.
    (Class A) (a)                           10,000                   213,125
  General Cigar Holdings Inc.
    (Class B) (a)                          190,000                 4,049,375
  Tootsie Roll Industries Inc.              47,320                 2,957,500
                                                         -------------------
                                                                  12,793,500
HOTELS & RESTAURANTS -- 1.42%
  Aztar Corporation (a)                    455,000                 2,843,750
  Trump Hotels & Casino Resorts
    Inc.                                   350,000                 2,340,625
                                                         -------------------
                                                                   5,184,375
INSURANCE -- 1.14%
  Danielson Holding Corporation             25,000                   181,250
  Liberty Corporation                       85,000                 3,973,750
                                                         -------------------
                                                                   4,155,000
MACHINERY -- 4.57%
  Ampco Pittsburgh Corporation             110,000                 2,151,875
  Baldwin Technology Company Inc.
    (a)                                    120,000                   600,000
  Banner Aerospace Inc.                     44,500                   492,281
  Commercial Intertech Corporation           5,000                   103,750
  Culligan Water Technologies Inc.           9,000                   452,250
  Daniel Industries Inc.                    30,000                   577,500

                         ENTERPRISE ACCUMULATION TRUST
                       SMALL CAP PORTFOLIO -- (CONTINUED)
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1997

                                   NUMBER OF SHARES OR
                                    PRINCIPAL AMOUNT            VALUE
                                   -------------------   -------------------
  Fairchild Corporation                     65,000          $      1,616,875
  Franklin Electric Inc.                    20,000                 1,285,000
  Hach Company                              20,000                   252,500
  Hach Company (Class A)                    20,000                   187,500
  Idex Corporation                          32,000                 1,116,000
  Katy Industries Inc.                     160,000                 3,260,000
  Kollmorgen Corporation                   124,000                 2,270,750
  Nortek Inc.                               73,000                 1,939,063
  Standex International
    Corporation                             11,000                   387,750
                                                         -------------------
                                                                  16,693,094
MANUFACTURING -- 3.46%
  Cerion Technologies Inc. (a)               5,000                     9,844
  Crane Company                             70,000                 3,036,250
  Fedders Corporation                      350,000                 2,143,750
  Industrial Distribution Group
    Inc.                                    12,000                   188,250
  Oil Dri Corporation of America           120,000                 1,980,000
  Ralcorp Holdings Inc. New                 15,000                   254,062
  Strattec Security Corporation             19,500                   497,250
  Trimas Corporation                       100,000                 3,437,500
  Tyler Corporation (a)                    200,000                 1,100,000
                                                         -------------------
                                                                  12,646,906
METALS & MINING -- 1.81%
  Calmat Company                            55,000                 1,533,125
  Handy & Harman                           115,000                 3,967,500
  Park Ohio Industries Inc.                 20,000                   365,000
  Prime Resources Group Inc.                 8,300                    56,544
  TVX Gold Inc.                            200,000                   675,000
                                                         -------------------
                                                                   6,597,169
MISC. FINANCIAL SERVICES -- 1.39%
  Data Broadcasting Corporation            165,000                   928,125
  Midland Company                           65,700                 4,139,100
                                                         -------------------
                                                                   5,067,225
PAPER PRODUCTS -- 0.72%
  Greif Brothers Corporation                50,000                 1,675,000
  Nashua Corporation                        80,000                   940,000
                                                         -------------------
                                                                   2,615,000
PHARMACEUTICALS -- 1.50%
  Carter Wallace Inc.                      100,000                 1,687,500
  Ivax Corporation                         340,000                 2,295,000
  Twinlab Corporation                       60,000                 1,485,000
                                                         -------------------
                                                                   5,467,500
PRINTING & PUBLISHING -- 3.39%
  Lee Enterprises Inc.                      95,000                 2,808,437
  Media General Inc.                       125,000                 5,226,562
  Meredith Corporation                      45,000                 1,605,938
  Nelson Thomas Inc.                        33,000                   381,563
  Price Communications Corporation          93,750                   802,734
  Pulitzer Publishing Company               25,000                 1,570,313
                                                         -------------------
                                                                  12,395,547
PUBLISHING -- 0.65%
  McClatchy Newspapers Inc.                 67,000                 1,821,562
  Topps Inc.                               250,000                   554,688
                                                         -------------------
                                                                   2,376,250
REAL ESTATE -- 1.54%
  Catellus Development Corporation
    (a)                                    200,000                 4,000,000
  Griffin Land & Nurseries Inc.            105,000                 1,627,500
                                                         -------------------
                                                                   5,627,500
RETAIL -- 4.03%
  Brunos Inc. (a)                          175,000                   360,938
  Burlington Coat Factory
    Warehouse Corporation                  115,000                 1,890,312
  Giant Foods Inc.                         120,000                 4,042,500
                                   NUMBER OF SHARES OR
                                    PRINCIPAL AMOUNT            VALUE
                                   -------------------   -------------------
  Lillian Vernon Corporation                80,000          $      1,330,000
  Neiman Marcus Group Inc.                 180,000                 5,445,000
  Phar Mor Inc. (a)                         65,000                   609,375
  Ragan Brad Inc.                           30,000                 1,050,000
                                                         -------------------
                                                                  14,728,125
SECURITY & INVESTIGATION SERVICES -- 2.80%
  Pittway Corporation                       37,200                 2,590,050
  Rollins Inc.                             330,000                 6,703,125
  Wackenhut Corporation                     40,000                   927,500
                                                         -------------------
                                                                  10,220,675
TELECOMMUNICATIONS -- 4.88%
  Aerial Communications Inc.               130,000                   926,250
  Associated Group Inc. (a)                 68,000                 2,014,500
  Atlantic Tele Network Inc.                10,000                   108,750
  Centennial Cellular Corporation
    (a)                                    150,000                 3,075,000
  Commonwealth Telephone
    Enterprises                             53,333                 1,333,325
  Comsat Corporation                       142,000                 3,443,500
  RCN Corporation                           70,000                 2,397,500
  Shared Tech Fairchild Inc.                70,000                 1,023,750
  Telephone & Data Systems Inc.             75,000                 3,492,187
                                                         -------------------
                                                                  17,814,762
TRANSPORTATION -- 2.55%
  GATX Corporation                         110,000                 7,981,875
  Hudson General Corporation                28,000                 1,344,000
                                                         -------------------
                                                                   9,325,875
UTILITIES -- 3.04%
  Citizens Utilities Company
    Delaware                               200,000                 1,925,000
  Tejas Gas Corporation Delaware           150,000                 9,187,500
                                                         -------------------
                                                                  11,112,500
WIRELESS COMMUNICATIONS -- 0.08%
  Teligent Inc.                             12,000                   295,500
                                                         -------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $271,806,848)                                   338,614,055
----------------------------------------------------------------------------
U.S. TREASURY BILLS -- 6.87%
----------------------------------------------------------------------------
  U.S. Treasury Bill
    5.08% due 01/29/98                 $ 5,032,000                 5,012,118
  U.S. Treasury Bill 5.09% due
    01/22/98                             1,000,000                   997,031
  U.S. Treasury Bill 5.10% due
    01/08/98                             4,950,000                 4,945,091
  U.S. Treasury Bill 5.13% due
    01/22/98                             1,527,000                 1,522,430
  U.S. Treasury Bill 5.15% due
    01/29/98                             1,513,000                 1,506,940
  U.S. Treasury Bill 5.18% due
    01/22/98                             5,535,000                 5,518,275
  U.S. Treasury Bill 5.28% due
    01/22/98                             4,642,000                 4,627,703
  U.S. Treasury Bill 5.37% due
    02/19/98                               953,000                   946,034
                                                         -------------------
TOTAL U.S. TREASURY BILLS
(IDENTIFIED COST $25,075,622)                                     25,075,622
----------------------------------------------------------------------------

                         ENTERPRISE ACCUMULATION TRUST
                       SMALL CAP PORTFOLIO -- (CONTINUED)
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1997

                                   NUMBER OF SHARES OR
REPURCHASE   AGREEMENT -- 2.53%     PRINCIPAL AMOUNT            VALUE
---------------------------------------------------------------
  State Street Bank & Trust
    Repurchase Agreement, 5.00%
    due 01/02/98 Collateral: U.S.
    Treasury Bond $9,410,000,
    5.625%, due 11/30/99 Value
    $9,433,525                         $ 9,245,000          $      9,245,000
                                                         -------------------
TOTAL REPURCHASE AGREEMENT
(IDENTIFIED COST $9,245,000)                                       9,245,000
----------------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $306,127,470)                                   372,934,677
OTHER ASSETS LESS LIABILITIES -- (2.10)%                          (7,668,856)
                                                         -------------------
NET ASSETS 100%                                             $    365,265,821
===============================================================

(a) Non-income producing security

(b) In bankruptcy

                See accompanying notes to financial statements.

                               MANAGED PORTFOLIO

OPCAP ADVISORS
NEW YORK, NEW YORK

     The objective of Enterprise Accumulation Trust Managed Portfolio is to seek growth of capital over time through investment in a portfolio consisting of common stocks, bond and cash equivalents, the percentages of which will vary based on management's assessments of relative investment values.

     The recent volatility of the U.S. dollar and other currencies, coupled with the Asian financial crisis, has caused some investors to be concerned about the outlook for large U.S. multinational companies. As a result, some of these companies' stocks fared worse in 1997 than those of more purely domestic companies. Such companies owned by the portfolio include McDonald's Corp. and Citicorp.

     At December 31, 1997, portfolio assets were allocated 87 percent to common stocks, 1 percent Treasury notes and bonds and 12 percent to cash and cash equivalents.

     Some of the stocks owned by the portfolio delivered exceptional returns in 1997. Many were in the financial services sector, which in general performed well. They included, among others, Federal Home Loan Mortgage Corp. (Freddie
Mac), a home mortgage company, and ACE Ltd., a Bermuda based provider of excess directors and officers liability insurance. Freddie Mac's stock was up 52 percent in the year, while ACE stock rose more than 60 percent.

     A few other holdings were disappointing. The market price of McDonald's Corp., the fast-food chain, increased only about 5 percent in 1997 and the market price of Boeing Co., the aircraft manufacturer, declined. Boeing's stock suffered when it became apparent the company was experiencing production problems. OpCap expects these problems to last through mid-1998, after which cash flow may accelerate.

     Recently, OpCap established a new position in the common stock of Diageo PLC, a premier global consumer products company. Diageo was formed through the recent merger of two consumer products giants -- Grand Metropolitan and Guinness. The portfolio already owned Grand Metropolitan stock and received Diageo shares in the merger. OpCap then bought additional Diageo shares. The company's well-known brands include Burger King, Pillsbury, Guinness and Dom Perignon, among many others. OpCap also established a new position in Dow Chemical Co., a leading producer of chemicals and plastics. Dow is in the process of divesting its underperforming businesses to concentrate on those businesses with the highest returns and strongest prospects. In addition to its new strategy of focusing on its strengths, Dow is increasing shareholder value by repurchasing shares. OpCap eliminated the portfolio's holdings in Tele-Communications Inc., Union Pacific Corp. and Waste Management, Inc.

     The portfolio's five largest equity positions at December 31 were Wells Fargo, Federal Home Loan Mortgage, Citicorp, Dupont E.I. DeNemours & Co., and Mattel. Major industry positions included the banking sector, miscellaneous financial services, chemicals, insurance and machinery.

     OpCap is a long-term investor in superior businesses that may increase the value of shareholders' capital through all market conditions. The objectives of this strategy are to preserve capital and to generate excellent returns for the portfolio's shareholders. While one may not take lightly the impact of the current economic difficulties in Asia, we believe each of the multinational businesses owned by the portfolio may benefit substantially longer term even if experiencing some short-term weakness. For instance, one of McDonald's biggest challenges in Asia had been the very high cost of store locations in cities. These locations are now "on sale" for roughly half the price in many locations.

     OpCap believes a tight U.S. job market and the Asian crisis may approximately offset each other in their impact on the U.S. economy. It is probable, therefore, that inflation may not pick up markedly, nor may the U.S. slide into a recession. Whether the stock market indexes may rise or fall in 1998 is a matter of conjecture, however, there may be a high level of market volatility until these issues sort themselves out. Volatility creates opportunities to buy stocks at favorable prices.

                   CHANGE IN VALUE OF A $10,000 INVESTMENT IN
                ENTERPRISE ACCUMULATION TRUST MANAGED PORTFOLIO
                    FROM INCEPTION (8/1/88) THROUGH 12/31/97

           MEASUREMENT PERIOD
         (FISCAL YEAR COVERED)              MANAGED PORTFOLIO*         S&P 500**           LIPPER GROWTH***
8/1/88                                                    10000                  10000                  10000
12/31/88                                                  10440                  10367                  10236
12/31/89                                                  13836                  13652                  12007
12/31/90                                                  13336                  13228                  12113
12/31/91                                                  19468                  17258                  15377
12/31/92                                                  23098                  18573                  16249
12/31/93                                                  25498                  20445                  18318
12/31/94                                                  26152                  20715                  17828
12/31/95                                                  38416                  20500                  22034
12/31/96                                                  47433                  35044                  25130
12/31/97                                                  59054                  46734                  29847

                 * Enterprise performance numbers do not include variable
                   account expenses. Remember that historic performance does not predict future performance. Shares may be worth more or less at redemption than at original purchase.

                ** The S&P 500 Index is an unmanaged index which includes 500 companies which tend to be leaders in important industries within the U.S. economy and excludes any transaction or holding charges.

               *** Lipper Analytical Services is an independent reporting service that measures the performance of most mutual funds. The performance results reflect an unmanaged index and are net of all expenses other than sales charges and redemption fees.

     The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

                         ENTERPRISE ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1997

                                 NUMBER OF SHARES OR
    COMMON STOCKS -- 86.27%       PRINCIPAL AMOUNT            VALUE
     ---------------------------------------------------------------
AEROSPACE -- 4.33%
  Boeing Company                       2,100,000         $     102,768,750
  Loral Space &
    Communications (a)                   600,000                12,862,500
                                                       -------------------
                                                               115,631,250
BANKING -- 15.65%
  BankBoston Corporation               1,000,000                93,937,500
  Citicorp                             1,000,000               126,437,500
  First Empire State Corporation         104,500                48,592,500
  Wells Fargo & Company                  440,000               149,352,500
                                                       -------------------
                                                               418,320,000
CHEMICALS -- 9.94%
  Dow Chemical Company                   550,000                55,825,000
  Du Pont (E. I.) de Nemours
    & Company                          2,050,000               123,128,125
  Hercules Inc.                          700,000                35,043,750
  Monsanto Company                     1,103,000                46,326,000
  Solutia Inc.                           200,000                 5,337,500
                                                       -------------------
                                                               265,660,375
COMPUTER SOFTWARE -- 1.19%
  Computer Associates
    International Inc.                   600,000                31,725,000
CONSUMER NON-DURABLES -- 4.28%
  Mattel Inc.                          3,075,000               114,543,750
CONSUMER PRODUCTS -- 1.03%
  Nike Inc.                              700,000                27,475,000
DRUGS & MEDICAL
  PRODUCTS -- 2.66%
  Becton, Dickinson & Company          1,425,000                71,250,000
ELECTRICAL EQUIPMENT -- 0.38%
  Varian Associates Inc.                 200,000                10,112,500
ELECTRONICS -- 0.40%
  Unitrode Corporation (a)               500,000                10,750,000
ENERGY -- 0.55%
  Triton Energy Ltd. (a)                 500,000                14,593,750
FINANCE -- 2.00%
  American Express Company               600,000                53,550,000
FOOD & BEVERAGES & TOBACCO -- 2.97%
  Diageo PLC                           2,100,000                79,537,500
HOTELS & RESTAURANTS -- 4.11%
  McDonald's Corporation               2,300,000               109,825,000
INSURANCE -- 7.59%
  ACE Ltd.                               700,000                67,550,000
  EXEL Ltd.                            1,800,000               114,075,000
  Transamerica Corporation               200,000                21,300,000
                                                       -------------------
                                                               202,925,000
MACHINERY -- 5.78%
  Caterpillar Inc.                     1,800,000                87,412,500
  Tenneco Inc.                         1,700,000                67,150,000
                                                       -------------------
                                                               154,562,500
MISC. FINANCIAL
  SERVICES -- 10.11%
  Countrywide Credit
    Industries Inc.                      800,000                34,300,000
  Federal Home Loan Mortgage
    Corporation                        3,450,000               144,684,375
  Federal National Mortgage
    Association                        1,600,000                91,300,000
                                                       -------------------
                                                               270,284,375
PAPER & FOREST PRODUCTS -- 2.42%
  Champion International
    Corporation                        1,425,000                64,570,313

                                 NUMBER OF SHARES OR
                                  PRINCIPAL AMOUNT            VALUE
                                 -------------------   -------------------
PRINTING & PUBLISHING -- 2.55%
  Time Warner Inc.                     1,100,000         $      68,200,000
REAL ESTATE -- 1.96%
  Security Capital Group Inc.
    (Class A)(a)                          33,156                52,385,902
TECHNOLOGY -- 3.19%
  Intel Corporation                      400,000                28,100,000
  National Semiconductor
    Corporation (a)                    2,200,000                57,062,500
                                                       -------------------
                                                                85,162,500
TELECOMMUNICATIONS -- 3.18%
  Tele-Communications Inc. New         3,000,000                84,937,500
                                                       -------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $1,497,257,680)                             2,306,002,215
--------------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS -- 0.01%
--------------------------------------------------------------------------
RETAIL -- 0.01%
  Venture Stores                          32,922                   358,027
                                                       -------------------
TOTAL CONVERTIBLE PREFERRED STOCKS
(IDENTIFIED COST $1,566,100)                                       358,027
--------------------------------------------------------------------------

COMMERCIAL PAPER -- 11.52%
--------------------------------------------------------------------------
  Ameritech Corporation, 5.89%
    due 02/04/98                     $30,000,000                29,833,117
  Banc One Corporation, 5.85%
    due 01/05/98                      34,167,000                34,144,791
  Deere (John) Capital
    Corporation
    5.55% due 02/09/98                30,000,000                29,819,625
  Deere (John) Capital
    Corporation
    5.70% due 02/09/98                25,000,000                24,845,625
  General Electric Capital
    Corporation,
    5.75% due 02/02/98                50,000,000                49,744,444
  Merrill Lynch & Company Inc.
    5.79% due 01/29/98                40,000,000                39,819,867
  Ford Motor Credit Company
    5.72% due 01/29/98                50,000,000                49,777,555
  Ford Motor Credit Company
    5.75% due 01/12/98                50,000,000                49,912,153
                                                       -------------------
TOTAL COMMERCIAL PAPER
(IDENTIFIED COST $307,897,177)                                 307,897,177
--------------------------------------------------------------------------

U.S. TREASURY BONDS -- 0.36%
--------------------------------------------------------------------------
  U.S. Treasury Bond
    6.25% due 08/15/23                 9,300,000                 9,571,002
                                                       -------------------
TOTAL U.S. TREASURY BONDS
(IDENTIFIED COST $8,682,639)                                     9,571,002
--------------------------------------------------------------------------

U.S. TREASURY NOTES -- 0.47%
--------------------------------------------------------------------------
  U.S. Treasury Note
    7.875% due 04/15/98                8,370,000                 8,429,092
  U.S. Treasury Note
    7.875% due 08/15/01                3,952,500                 4,224,353
                                                       -------------------
TOTAL U.S. TREASURY NOTES
(IDENTIFIED COST $12,357,711)                                   12,653,445
--------------------------------------------------------------------------

                         ENTERPRISE ACCUMULATION TRUST
                        MANAGED PORTFOLIO -- (CONTINUED)
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1997

     SHORT TERM GOVERNMENT       NUMBER OF SHARES OR
      SECURITIES -- 0.24%         PRINCIPAL AMOUNT            VALUE
     ---------------------------------------------------------------
  Federal Home Loan Bank
    Consolidated Discount Note,
    5.75% due 01/02/98               $ 6,300,000         $       6,298,994
                                                       -------------------
TOTAL SHORT TERM GOVERNMENT SECURITIES
(IDENTIFIED COST $6,298,994)                                     6,298,994
--------------------------------------------------------------------------
  State Street Bank & Trust
    Repurchase Agreement,
    5.00% due 01/02/98
    Collateral: U.S. Treasury
    Note $18,025,000,
    5.625% due 10/31/99
    Value $18,159,232                $17,800,000                17,800,000
                                                       -------------------
TOTAL REPURCHASE AGREEMENT
(IDENTIFIED COST $17,800,000)                                   17,800,000
--------------------------------------------------------------------------
           REPURCHASE            NUMBER OF SHARES OR
      AGREEMENTS -- 0.67%         PRINCIPAL AMOUNT            VALUE
     ---------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $1,851,860,301)                         $   2,660,580,860
OTHER ASSETS LESS LIABILITIES -- 0.46%                          12,351,186
                                                       -------------------
NET ASSETS 100%                                          $   2,672,932,046
===============================================================

(a)  Non-income Producing

                See accompanying notes to financial statements.

                         INTERNATIONAL GROWTH PORTFOLIO

BRINSON PARTNERS, INC.
CHICAGO, ILLINOIS

     The objective of Enterprise Accumulation Trust International Growth Portfolio is to seek capital appreciation, primarily through a diversified portfolio of non-U.S. equity securities.

     For the year ended December 31, 1997, the portfolio showed a slight gain. Currency allocation and security selection added value, which was partially offset by market selection. Within markets, the 5 percent allocation to cash detracted from results as most markets outside of the Pacific region registered strong double-digit returns. The underweight in Switzerland also detracted but the portfolio's underweight to the turbulent Pacific region added value. The overweight of the U.S. dollar and underweight in the Japanese yen and core European currencies contributed to the positive results. Within Japan, the underweight position in the poorly performing banks and financial sectors and the emphasis on blue-chip exporters, pharmaceuticals, electricals, and insurance companies added value.

     Continental European markets were strong performers during the course of the first 10 months, despite reacting negatively in October to the banking and currency crisis in Asia, as investors began to incorporate the anticipated negative consequences of a slowdown in this region's overall demand. Commodity and basic industry companies, luxury goods and spirits manufacturers, as well as companies engaged in infrastructure, construction and commodity goods projects and multinational banks were particularly vulnerable. Despite this, over the full year, European markets registered high double-digit returns, reflecting an environment of benign inflation, low interest rates, improving growth and ongoing company restructuring.

     In January 1997, the portfolio held underweights in the four relevant Southeast Asia countries: Japan, Hong Kong, Malaysia and Singapore. Brinson Partners gradually increased exposure to Malaysia and Singapore to a modest overweight, using defensive issues as the market declines there offered attractive opportunities to gain superior long-term returns. Conversely, in recognition of a number of vulnerabilities in the Japanese economy, Brinson reduced exposure there in July and again in early December to the current level of a 6 percent underweight. Furthermore, the manager reinstated a partial hedge on the yen in October which has proven beneficial. The portfolio has been substantially underweight in Japanese banks for a sustained period as they sorted through their property loan problems of the early '90s and Brinson further cut that position by selling Sumitomo Trust and Sanwa Bank in November. The portfolio remains underweight in Hong Kong equities and has fully hedged the currency exposure.

     The Japanese equity market represents the largest underweight in the portfolio. In the other developed markets, Brinson continues to emphasize New Zealand and Australia, Germany, Belgium and the United Kingdom. The portfolio is neutrally positioned in Finland and Spain, and invested but quite underweight in Hong Kong, Switzerland, the Netherlands, Canada and France. Brinson also recently established a position in Sweden, which ranks reasonably in relative attractiveness. The portfolio continues to maintain a 5 percent strategic cash position reflecting Brinson's view that non-U.S. equity markets are expensive.

     In addition to the currency underweights in the Japanese yen and the Hong Kong dollar, the portfolio maintains an underweight exposure to the overvalued U.K. pound. These underweights are primarily hedged into the U.S. dollar. The New Zealand dollar is modestly attractive and represents a small overweight position. This overweight is the result of allowing the currency to mirror the overweight market allocation.

     The portfolio continues to undergo restructuring in order to reduce its overall level of risk and in particular, to minimize its exposure to economically sensitive sectors such as steel. Brinson, however, is finding attractive valuations in U.K. food manufacturers. They are undergoing extensive restructuring in the form of cost cutting, personnel reductions and plant modernizations. Within Japan, the portfolio continues to maintain its underweight to Japanese banks and overweight to the Japanese electronic industry. The thrust of Brinson's strategy in Asia (ex-Japan) is to underweight interest rate and economically sensitive stocks, such as banking, property and construction. In addition, highly leveraged stocks and stocks with foreign currency debt have been underweighted. Brinson emphasizes securities with defensive earnings, such as utilities, consumer non-durables and export carriers which are less exposed to weakening domestic economies.

     As with all international growth funds, Enterprise Accumulation Trust International Growth Portfolio carries additional risks associated with possibly less stable foreign securities and currencies, lack of uniform accounting standards and political instability.

                   CHANGE IN VALUE OF A $10,000 INVESTMENT IN
          ENTERPRISE ACCUMULATION TRUST INTERNATIONAL GROWTH PORTFOLIO
                   FROM INCEPTION (11/30/94) THROUGH 12/31/97

           MEASUREMENT PERIOD                 INTERNATIONAL
         (FISCAL YEAR COVERED)                  PORTFOLIO*               EAFE**            LIPPER GROWTH***
11/30/94                                                  10000                  10000                  10000
12/31/94                                                  10040                  10063                   9867
12/31/95                                                  11510                  11191                  10855
12/31/96                                                  12967                  11868                  12422
12/31/97                                                  13648                  12079                  13325

                 * Enterprise performance numbers does not include variable account expenses. Remember that historic performance does not predict future performance. Shares may be worth more or less at redemption than at original purchase.

                ** The EAFE Index is an unmanaged index which excludes
                   transaction or holding charges.

               *** Lipper Analytical Services is an independent reporting service that measures the performance of most mutual funds. The performance results reflect an unmanaged index and are net of all expenses other than sales charges and redemption fees.

     The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

                         ENTERPRISE ACCUMULATION TRUST
                         INTERNATIONAL GROWTH PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1997

                                    NUMBER OF SHARES OR
      COMMON STOCKS -- 93.10%        PRINCIPAL AMOUNT            VALUE
       ---------------------------------------------------------------
AUSTRALIA -- 4.65%
  Amcor Ltd.                                 18,500           $        81,387
  Boral Ltd.                                 46,400                   117,336
  Brambles Industries Ltd.                    8,000                   158,766
  Broken Hill Proprietary                    56,900                   528,455
  Coca Cola Amatil                            9,000                    67,257
  CSR Ltd.                                   33,000                   111,840
  David Jones Ltd.                          117,000                   131,921
  Lend Lease Corporation                      8,205                   160,428
  Mayne Nickless Ltd.                        16,000                    84,571
  Mim Holdings Ltd.                          56,709                    34,743
  National Australia Bank                    39,000                   544,713
  News Corporation                           84,254                   465,109
  Pacific Dunlop Ltd.                        54,000                   114,382
  Qantas Airways Ltd.                        57,590                   101,943
  Rio Tinto Ltd.                             20,763                   242,268
  Santos Ltd.                                13,000                    53,548
  Telstra Corporation                        20,000                    42,233
  Westpac Bank Corporation                   62,000                   396,650
  WMC Ltd.                                   37,000                   129,014
  Woolworths Ltd.                            20,000                    66,870
                                                                  -----------
                                                                    3,633,434
BELGIUM -- 3.51%
  Bruxelles Lambert Groupe                    1,050                   151,899
  Delhaize Le Lion                            5,200                   263,852
  Electrabel                                  2,070                   478,797
  Fortis AG                                   1,828                   381,378
  Fortis AG (Rts)(a)                            128                        17
  Generale De Banque                            500                   217,606
  Generale De Banque                            300                       769
  Kredietbank                                   620                   260,209
  Kredietbank(Vvpr)                              13                     5,456
  Petrofina SA                                  900                   332,177
  Society General De Belgique                 1,500                   137,243
  Solvay                                      3,100                   194,947
  Tractebel CAP                               2,500                   217,943
  Union Miniere(a)                            1,423                    98,705
                                                                  -----------
                                                                    2,740,998
CANADA -- 3.32%
  Agrium Inc                                  6,200                    74,840
  Alcan Aluminum Ltd.                         4,900                   135,097
  Bank Montreal                               3,600                   159,589
  Barrick Gold Corporation                    3,000                    55,946
  Canadian National Railway Company           3,400                   160,120
  Canadian Pacific Ltd.                      11,300                   304,433
  Hudsons Bay Company                         3,900                    86,921
  Imasco Ltd.                                 1,700                    60,670
  Imperial Oil Ltd.                           4,000                   257,514
  Magna International Inc.                    1,200                    75,575
  Moore Corporation Ltd.                      3,600                    55,295
  Newbridge Networks Corporation(a)           1,500                    52,535
  Noranda Inc.                                5,100                    87,793
  Northern Telecom Ltd.                         900                    80,078
  Nova Corporation Alberta                   13,100                   124,670
  Potash Corp Saskatchewan Inc.               1,400                   116,581
  Royal Bank Canada Montreal                  4,600                   243,350
  Seagram Ltd.                                2,800                    90,620
  Telus Corporation                           6,600                   145,481
  Transcanada Pipelines Ltd.                  6,900                   154,025
  Westcoast Energy Inc.                       3,200                    74,231
                                                                  -----------
                                                                    2,595,364

                                    NUMBER OF SHARES OR
                                     PRINCIPAL AMOUNT            VALUE
                                    -------------------   -------------------
FINLAND -- 0.73%
  Cultor Oyj                                    700           $        38,012
  Merita A Ltd.                              12,900                    70,524
  Metsa Serla Oy                              3,300                    25,729
  Nokia (AB) Oy                               3,700                   262,688
  Outokumpu Oy                                2,600                    31,719
  Pohjola                                       500                    18,529
  Rauma Oy                                      111                     1,731
  Sampo Insurance A                           1,200                    38,966
  Upm Kymmene Oy                              4,000                    79,986
                                                                  -----------
                                                                      567,884
FRANCE -- 5.18%
  Accor                                         724                   134,611
  Alcatel Alsthom                             1,476                   187,611
  Axa Uap                                     2,620                   202,731
  Axa Uap Cvg                                 2,120                     2,078
  Banque National Paris A                     2,800                   148,828
  Cie Bancaire SA                               260                    42,120
  Cie De St Gobain                            1,522                   216,218
  Cie Fin Paribas                             1,500                   130,348
  CSF Thomson                                 3,900                   122,926
  Dexia France                                1,259                   145,804
  Eaux Cie General (Wts) (a)                  2,369                     1,610
  Elf Aquitaine                               2,020                   234,942
  France Telecom                              5,700                   206,747
  Generale Des Eaux                           1,669                   232,942
  Groupe Danone                                 600                   107,170
  Lafarge Coppee SA                           1,300                    85,299
  Lagardere                                   3,700                   122,339
  Michelin                                    2,965                   149,272
  Pechiney                                    3,216                   126,962
  Peugeot SA                                  1,625                   204,931
  Pinault Printemps Redo                        400                   213,409
  Rhone Poulenc Ord A                         4,516                   202,295
  Seita                                       4,800                   172,269
  Soc Generale                                1,515                   206,414
  Suez Lyonnaise Des Eaux                     1,774                   196,309
  Total Company                               1,827                   198,834
  Usinor                                      3,700                    53,424
                                                                  -----------
                                                                    4,048,443
GERMANY -- 9.66%
  Allianz AG                                  3,150                   815,976
  BASF AG                                     4,200                   148,837
  Bayer AG                                   11,400                   425,848
  Bayer Motoren Werken                          400                   299,063
  Commerzbank AG                              9,550                   375,853
  Continental Ag                              8,650                   190,892
  Daimler Benz AG                             4,350                   305,161
  Deutsche Bank AG                            8,900                   628,311
  Deutsche Telekom                           31,200                   587,076
  Hochtief AG                                 3,000                   118,402
  Hoechst AG                                  3,800                   133,078
  Man AG                                        500                   144,807
  Mannesmann AG                                 720                   363,812
  Metro AG                                    6,072                   217,707
  Munchener Ruckvers                          1,550                   584,174
  Preussag AG                                   900                   274,660
  Rheim-West Elektr AG                        6,450                   345,994
  Schering AG                                 3,650                   352,025
  Siemens AG                                  7,000                   414,408
  Veba AG                                     7,550                   514,119
  Volkswagen AG                                 550                   309,403
                                                                  -----------
                                                                    7,549,606

                         ENTERPRISE ACCUMULATION TRUST
                 INTERNATIONAL GROWTH PORTFOLIO -- (CONTINUED)
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1997

                                    NUMBER OF SHARES OR
                                     PRINCIPAL AMOUNT            VALUE
                                    -------------------   -------------------
HONG KONG -- 1.02%
  Cheung Kong Holdings                       21,000           $       137,534
  Citic Pacific Limited                      11,000                    43,722
  CLP Holdings                               12,000                    66,589
  Hang Seng Bank                              9,000                    86,818
  Hong Kong & China Gas                      52,000                   100,658
  Hong Kong Telecommunications               53,600                   110,327
  Hutchison Whampoa                          24,000                   150,523
  Sun Hung Kai Properties                    10,000                    69,686
  Swire Pacific                               6,000                    32,907
                                                                  -----------
                                                                      798,764
IRELAND -- 0.28%
  Smurfit (Jefferson) Group                  78,000                   216,514
ITALY -- 4.01%
  Assic Generali                             12,670                   311,199
  Banca Commerciale Italiana                 33,000                   114,726
  Credito Italiano                           63,000                   194,271
  Danieli Di Risp                            19,000                    68,310
  Edison SPA                                 16,000                    96,778
  Eni ADS                                     3,300                   188,306
  Eni Ord                                    51,000                   289,163
  IMI                                        16,900                   200,622
  INA                                        61,000                   123,621
  Mediobanca SPA                              7,000                    54,963
  Montedison SPA                            214,580                   192,746
  Rinascente LA                              19,800                   147,744
  Rinascente (Wts) (a)                          400                       484
  Rinascente Savings Risp                    18,000                    67,157
  SAI Di Risp                                20,000                    88,185
  Soc Italiano                               23,500                    96,976
  Telecom Italia Mobile                      41,000                   189,240
  Telecom Italia Mobile Di Risp             100,000                   284,341
  Telecom Italia Spa                         17,775                   113,543
  Telecom Italia Spa Risp                    71,500                   315,263
                                                                  -----------
                                                                    3,137,638
JAPAN -- 18.73%
  Amada Company                              31,000                   115,149
  Asahi Glass Company                        20,000                    94,968
  Bank of Tokyo/Mitsubishi                   28,000                   386,000
  Canon Inc.                                 25,000                   582,063
  Canon Sales                                10,000                   114,115
  Citizen Watch Company                      29,000                   194,340
  Dai Nippon Printng                         28,000                   525,389
  Daiichi Pharmaceutical                     25,000                   281,458
  Daikin Kogyo                               31,000                   116,811
  Daiwa House Industries Co.                 16,000                    84,552
  Denso Corporation                          17,000                   305,966
  Fanuc Co.                                  12,800                   484,277
  Fujitsu                                    18,000                   193,000
  Hitachi                                    61,000                   434,480
  Honda Motor Company                        10,000                   366,853
  Hoya Corporation                            4,000                   125,603
  Inax Corporation                           22,000                    63,859
  Ito Yokado Company                         12,000                   611,166
  Kaneka Corporation                         31,000                   139,841
  Keio Teito Electric Rail                   35,000                   133,760
  Kintetsu                                   36,000                   192,173
  Kirin Brewery Company                      36,000                   261,929
  Kokuyo Company                             10,000                   172,321
  Kuraray Company Ltd.                       37,000                   306,043
  Kyocera Corporation                         4,100                   185,893
  Marui Company                              16,000                   248,755
  Matsushita Electric Ind                    46,000                   672,896
  Mitsubishi Paper                           39,000                    54,660
  NGK Insulators                             50,000                   444,206
  Nintendo                                    3,100                   303,898
  Nippon Meat Packer                         20,000                   272,651
                                    NUMBER OF SHARES OR
                                     PRINCIPAL AMOUNT            VALUE
                                    -------------------   -------------------
  Nippon Steel Corporation                   25,000           $        36,953
  Okumura                                    36,000                    85,471
  Osaka Gas Corporation                      59,000                   134,656
  Sankyo Pharmaceutical Company              22,000                   497,051
  Secom Company                               7,000                   447,117
  Seino Transport                            21,000                   104,702
  Sekisui House                              48,000                   308,432
  Sony Corporation                            6,700                   595,236
  Sumitomo Bank                              33,000                   376,580
  Sumitomo Chemical Industries               36,000                    82,714
  Sumitomo Electric Industries               25,000                   340,813
  Takeda Chemical Industries                 19,000                   541,319
  TDK Corporation                             5,000                   376,809
  Tokio Marine & Fire                        28,000                   317,378
  Tokyo Electric Power                        7,900                   143,999
  Tokyo Steel Manufacturing                  16,000                    54,040
  Tonen Corporation                          22,000                   118,618
  Toray Industries Inc.                     110,000                   492,839
  Toshiba Corporation                        72,000                   299,426
  Toyo Suisan Kaisha                         18,000                   124,623
  Toyota Motor Corporation                   19,000                   544,229
  Yamazaki Baking Company                    15,000                   145,899
                                                                  -----------
                                                                   14,637,979
MALAYSIA -- 1.59%
  Hume Industries Berhad                     30,000                    31,469
  Kuala Lumpur Kepong                        65,000                   139,542
  Land & General Holdings                    62,000                    11,477
  Malayan Banking Berhad                     30,000                    87,158
  Malaysia International Shipping            26,000                    38,103
  Nestle Malaysia Berhad                     16,000                    74,045
  New Straits Times Press                    33,000                    40,895
  Perusahaan Otomobl                         19,000                    18,563
  Petronas Gas Berha                         30,000                    68,261
  Public Bank Berhad Foreign                 24,000                     8,268
  Public Bank Berhad Local                   31,000                     9,644
  Public Bank FGN (Rts)                       4,800                         0
  Resorts World Berhad                       27,000                    45,469
  Rothmans of Pall Mall                      17,000                   132,215
  Sime Darby Berhad                          93,000                    89,425
  Telekom Malaysia                           67,500                   199,576
  Tenaga Nasional                            80,000                   170,716
  UMW Holdings Berhad                        10,000                     7,585
  United Engineers (Malay)                   22,000                    18,326
  YTL Corporation Berhad                     36,000                    48,592
  YTL Power International                       800                       615
                                                                  -----------
                                                                    1,239,944
NETHERLANDS -- 4.55%
  ABN Amro Holdings NV                       14,709                   286,541
  Akzo Nobel NV                                 550                    94,829
  Elsevier NV                                17,200                   278,234
  Heineken NV                                 1,300                   226,321
  Hoogovens & Staalf                          1,562                    64,016
  Ing NTFL                                    8,515                   358,632
  KLM                                         2,834                   104,826
  Kon Ptt Nederland                           8,824                   368,165
  Philips Electronics                         4,500                   269,869
  Royal Dutch Petroleum                      20,100                 1,103,312
  Unilever NV Cva                             6,480                   399,477
                                                                  -----------
                                                                    3,554,222
NEW ZEALAND -- 3.23%
  Brierley Investment NPV                   519,000                   370,670
  Carter Holt Harvey NPV                    179,000                   276,471
  Fletcher Challenge Building
    Division NPV                             58,250                   119,057
  Fletcher Challenge Energy
    Division NPV                             63,250                   221,458

                         ENTERPRISE ACCUMULATION TRUST
                 INTERNATIONAL GROWTH PORTFOLIO -- (CONTINUED)
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1997

                                    NUMBER OF SHARES OR
                                     PRINCIPAL AMOUNT            VALUE
                                    -------------------   -------------------
  Fletcher Challenge Forest
    Division NPV                            123,958           $       102,926
  Fletcher Challenge Paper Division
    NPV                                     117,500                   153,509
  Lion Nathan Limited                        37,000                    82,928
  Telecom Corporation of New
    Zealand                                 231,000                 1,119,987
  Telecom Corporation of New
    Zealand (ADR)                             2,000                    77,500
                                                                  -----------
                                                                    2,524,506
SINGAPORE -- 1.85%
  City Developments                          17,000                    78,671
  DBS Lands                                  38,000                    58,167
  Elec & Eltek International                  4,400                    20,152
  Foreign Reg Bank Singapore                 17,000                   145,239
  Fraser & Neave                              7,000                    30,317
  Hotel Properties                           61,000                    39,810
  Keppel Corporation                         20,000                    57,431
  Keppel Land Ltd.                           21,000                    28,905
  Natsteel Ltd.                              13,000                    17,585
  Overseas Chinese Bank                      29,600                   172,103
  Singapore Airlines                         31,000                   202,314
  Singapore Press Holdings                    7,000                    87,630
  Singapore Telecom                         145,000                   270,128
  United Overseas Bank                       33,000                   183,061
  Venture Manufacturing                       9,000                    25,096
  Wing Tai Holdings                          22,000                    25,714
                                                                  -----------
                                                                    1,442,323
SPAIN -- 2.52%
  Acerinox SA                                   200                    29,629
  Banco Bilbao Vizcaya                        6,800                   220,046
  Banco Central Hispanoamericano              5,940                   144,650
  Banco Popular Esp                           1,920                   134,217
  Banco Santander                             5,400                   180,414
  Corp Mapfre Sa                              2,400                    63,643
  Empresa Nac Electricid                     12,900                   229,042
  Formento di Const Y Contra                  2,800                   106,597
  Gas Natural Sdg                             2,500                   129,636
  Iberdrola SA                               13,800                   181,615
  Repsol SA                                   2,900                   123,728
  Repsol SA (ADR)                             1,000                    42,562
  Tabacalera SA                                 300                    24,319
  Telefonica De Espana                        8,700                   248,408
  Vallehermoso SA                             1,600                    49,045
  Viscofan Envoltura                          2,600                    65,277
                                                                  -----------
                                                                    1,972,828
SWEDEN -- 1.61%
  Abb Ab                                      5,700                    67,482
  Astra Ab                                   13,200                   228,592
  Electrolux Ab                                 900                    62,457
  Ericsson Lm Tel                             4,600                   172,937
  Hennes And Mauritz                          3,100                   136,652
  Nordbanken Holding                         30,400                   171,912
  Securitas Ab                                1,900                    57,431
  Skanska Ab                                  1,700                    69,692
  Svenska Handelsbanken                       2,700                    93,345
  Swedish Match                              21,000                    70,089
  Volvo Ab                                    4,900                   131,450
                                                                  -----------
                                                                    1,262,039
SWITZERLAND -- 4.74%
  Abb Ag Series A                                70                    87,907
  Credit Suisse Group                         2,361                   365,170
  Holderbk Fn Glarus                            123                   100,339
  Nestle SA                                     290                   434,444
  Novartis AG                                   591                   958,575
                                    NUMBER OF SHARES OR
                                     PRINCIPAL AMOUNT            VALUE
                                    -------------------   -------------------
  Roche Holdings AG                              67           $       665,094
  Sairgroup (a)                                  75                   102,655
  Schw Ruckversicher                            168                   314,109
  Sulzer Ag                                     128                    81,117
  Swiss Life                                    163                   127,950
  UBS                                           172                   248,607
  Zurich Versicharung                           463                   220,537
                                                                  -----------
                                                                    3,706,504
UNITED KINGDOM -- 21.92%
  Abbey National                             19,000                   342,034
  Barclays PLC                               11,000                   292,836
  Bass                                       11,500                   178,884
  BAT Industries                             92,200                   840,787
  BG                                         97,470                   438,659
  BG (B Shares)                               8,000                     3,811
  Billiton PLC                               73,000                   187,048
  Booker PLC                                 44,000                   231,264
  British Energy                             46,000                   319,598
  British Petroleum                          55,423                   733,165
  British Sky Broadcasting                   25,000                   187,245
  British Steel                              75,000                   161,376
  British Telecom                            86,000                   677,642
  BTR PLC                                    38,000                   114,844
  Cable & Wireless                           21,000                   184,535
  Cadbury Schweppes                          34,000                   343,156
  Centrica                                   79,000                   116,133
  Charter                                    18,357                   225,834
  Coats Viyella PLC                          75,900                   113,446
  Diageo PLC                                 41,600                   380,587
  FKI                                        93,500                   293,326
  General Electric Company                   82,900                   537,164
  Glaxo Wellcome                             49,200                 1,172,956
  Great Universal Stores                     31,000                   390,537
  Greenalls Group                            25,000                   179,854
  Hanson PLC                                 31,650                   141,205
  Hillsdown Holdings                         97,000                   235,797
  House of Fraser PLC                       104,000                   343,348
  HSBC Holdings                              21,500                   557,957
  Inchcape                                   52,000                   139,218
  Legal & General                            47,500                   415,060
  Lloyds TSB Group PLC                       71,264                   927,115
  Marks & Spencer                            56,500                   558,747
  Mirror Group                              100,000                   320,287
  National Westminster Bank                  19,700                   327,455
  Northern Foods                             56,000                   242,827
  Peninsular and Oriental Steam Nav          35,500                   403,788
  Reckitt & Colman                           10,700                   167,839
  Reuters Holdings                           21,000                   229,375
  Rio Tinto Corporation                      21,100                   260,099
  RJB Mining                                 55,000                   114,729
  Royal Sun Alliance Ins                     26,738                   269,212
  Scottish Hydro                             23,400                   192,941
  Sears                                     137,000                   119,262
  Sedgwick Group                             90,000                   209,912
  Smithkline Beecham                         51,000                   525,641
  Tate & Lyle PLC                            24,000                   197,494
  TESCO                                      37,000                   305,102
  Thames Water                               26,000                   387,121
  Unilever                                   22,200                   190,959
  Vodafone Group                             51,300                   370,745
  Williams Holdings                          59,000                   327,547
                                                                  -----------
                                                                   17,127,503
                                                                  -----------

TOTAL COMMON STOCKS
(IDENTIFIED COST $71,447,839)                                      72,756,493

                         ENTERPRISE ACCUMULATION TRUST
                 INTERNATIONAL GROWTH PORTFOLIO -- (CONTINUED)
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1997

                                    NUMBER OF SHARES OR
     PREFERRED STOCK -- 0.68%        PRINCIPAL AMOUNT            VALUE
       ---------------------------------------------------------------
AUSTRALIA -- 0.15%
    News Corporation                         24,187           $       119,711
GERMANY -- 0.29%
    Henkel Kgaa                               3,600                   227,132
ITALY -- 0.24%
    Fiat SPA                                119,600                   182,544
                                                                  -----------

TOTAL PREFERRED STOCK
(IDENTIFIED COST $474,888)                                            529,387
COMMERCIAL PAPER -- 1.92%
    Arco Coal Australia     5.90%
    due 01/23/98                          1,000,000                   996,394
    General Electric Capital
    Corporation   Discount, 5.78%
    due 01/14/98                            500,000                   498,956
                                                                  -----------
TOTAL COMMERCIAL PAPER
(IDENTIFIED COST $1,495,350)                                        1,495,350
    State Street Bank & Trust
      Repurchase Agreement, 4.00%
      due 01/02/98
      Collateral: U.S. Treasury
      Note $1,440,000, 8.5% due
      02/15/20 Value $1,909,351         $ 1,870,000                 1,870,000
                                                                  -----------

TOTAL REPURCHASE AGREEMENTS
(IDENTIFIED COST $1,870,000)                                        1,870,000
TOTAL INVESTMENTS
(IDENTIFIED COST $75,288,077)                                 $    76,651,230
OTHER ASSETS LESS LIABILITIES -- 1.91%                              1,496,273
                                                                  -----------
NET ASSETS 100%                                               $    78,147,503

(a) Non-income Producing
(Rts) Rights
(Wts) Warrants
ADR American Depository Receipts

ADS American Depository Shares

                See accompanying notes to financial statements.

                           HIGH-YIELD BOND PORTFOLIO

CAYWOOD-SCHOLL CAPITAL MANAGEMENT
SAN DIEGO, CALIFORNIA

     The objective of Enterprise Accumulation Trust High-Yield Bond portfolio is to seek maximum current income, primarily from debt securities that are rated Ba or lower by Moody's Investors Service or BB or lower by Standard & Poor's.

     The 1997 high-yield new issuance was a record $125.1 billion. For comparison 1996 issuance was $73.4 billion. The estimated size of the high yield market is now $454 billion. Because spreads did not widen, 1997 was also a record year in terms of new money committed to the high-yield market. Mutual fund inflows reached a new high at $17.3 billion, coupon interest was estimated at $32 billion, and structured products contributed an estimated $5 to $8 billion. Accordingly, it appears that significant new funds were invested by financial institutions, pension funds and foreign buyers. As a result, for the majority of the year demand exceeded supply, causing spreads to tighten in virtually all sectors.

     Given the strong economic conditions that prevailed through 1997 and the substantial amounts of liquidity in the U.S. financial system, it is not surprising that defaults among high-yield issuers remained below their historic averages.

     However, 1997 also saw the decoupling of the U.S. Treasury and stock markets creating greater uncertainty in the high-yield market place. The decoupling is the result of the economic crisis in Asia, with both markets forecasting slower economic conditions. The magnitude of the impact and its duration are of great importance to the high-yield market.

     The consensus is the Federal Reserve is on hold or possibly considering an ease in interest rates. Therefore the interest rate picture is at worst benign or possibly constructive for the fixed income market. Key determinants for the market in 1998 may be the extent the domestic economy slows in reaction to the developments in Asia and the continuation of strong corporate cash flow. A significant slowdown in economic activity would likely result in a decline in equity prices. How sharp the decline is and its impact on the stock market may be important. A relatively stable stock market, combined with 2.0 percent Gross Domestic Product growth may lead to a stable high-yield market. As long as default rates remain below or near their historic average the technical picture may remain sound.

     To date the impact of the Asia crisis upon the high-yield market has been minimal. The technical balance of the market is favorable and is expected to remain so for the short term, so long as the stock market does not drop substantially from its present levels. If the U.S. stock market begins to discount significantly slower economic conditions this would likely result in wider spreads in the high-yield market. As always, Caywood-Scholl may emphasize selectivity in the investment process, looking for those securities which offer the most attractive risk-adjusted returns.

     Like all investments in high-yield bond funds, an investment in the High-Yield Bond Portfolio carries an increased risk that issuers of securities in which the High-Yield Bond Portfolio invests may default in the payment of principal and interest as compared to the risk of such defaults in other income portfolios. In addition, an investment in the High-Yield Bond Portfolio may be subject to certain other risks relating to the market price, relative liquidity in the secondary market and sensitivity to interest rate and economic changes on the noninvestment grade securities in which the High-Yield Bond Portfolio invests that are higher than may be associated with higher rated, investment grade securities.

                   CHANGE IN VALUE OF A $10,000 INVESTMENT IN
            ENTERPRISE ACCUMULATION TRUST HIGH-YIELD BOND PORTFOLIO
                   FROM INCEPTION (11/30/94) THROUGH 12/31/97

           MEASUREMENT PERIOD
         (FISCAL YEAR COVERED)               HIGH-YIELD BOND*         LEHMAN BB**          LIPPER GROWTH***
11/30/94                                                  10000                  10000                  10000
12/31/94                                                  10111                  10079                  10025
12/31/95                                                  11788                  12280                  11767
12/31/96                                                  13312                  13376                  13257
12/31/97                                                  15093                  15066                  14969

                 * Enterprise performance numbers does not include variable account expenses. Remember that historic performance does not predict future performance. Shares may be worth more or less at redemption than at original purchase.

                ** The Lehman BB Index is an unmanaged index which excludes transaction and holding charges.

               *** Lipper Analytical Services is an independent reporting service that measures the performance of most mutual funds. The performance results reflect an unmanaged index and are net of all expenses other than sales charges and redemption fees.

     The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

                         ENTERPRISE ACCUMULATION TRUST
                           HIGH-YIELD BOND PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1997

   CORPORATE BONDS, CONVERTIBLE
        SECURITIES & COMMON         NUMBER OF SHARES OR
         STOCKS -- 80.20%            PRINCIPAL AMOUNT            VALUE
       ---------------------------------------------------------------
ADVERTISING -- 0.82%
  Universal Outdoor Inc.
    9.75% due 10/15/06                  $   500,000           $       561,688
APPAREL & TEXTILES -- 1.21%
  Brazos Sportswear Inc. 10.50% due
    07/01/07                                300,000                   299,250
  Carter William Company Acquired
    10.375% due 12/01/06                    500,000                   527,500
                                                                  -----------
                                                                      826,750
AUTOMOTIVE -- 0.79%
  United Auto Group Inc. 11.00% due
    07/15/07                                550,000                   537,625
BANKING -- 2.90%
  Bay View Capital Corporation
    Delaware, 9.125% due 08/15/07           450,000                   462,375
  Imperial Credit Industries Inc.
    9.875% due 01/15/07                     550,000                   540,375
  Southern Pacific Funding
    Corporation, 11.50% due
    11/01/04                                250,000                   248,750
  Western Financial Savings Bank
    Orange California, 8.50% due
    07/01/03                                750,000                   732,187
                                                                  -----------
                                                                    1,983,687
BROADCASTING -- 7.91%
  Chancellor Radio Broadcasting
    8.125% due 12/15/07                     750,000                   735,000
  Echostar Communications
    Corporation, Zero Coupon due
    06/01/04                                800,000                   731,000
  Fox Kids Worldwide Inc. Zero
    Coupon due 11/01/07                     750,000                   445,312
  Fox Kids Worldwide Inc. 9.25% due
    11/01/07                                600,000                   580,500
  Fox/Liberty Media Inc. 8.875% due
    08/15/07                                700,000                   698,250
  Fox/Liberty Networks Llc/Fln Zero
    Coupon due 08/15/07                     200,000                   128,250
  Grupo Televisa S A De C V 11.875%
    due 05/15/06                            100,000                   113,375
  Rogers Communications Inc 8.875%
    due 07/15/07                            500,000                   500,000
  Rogers Communications Inc. 9.125%
    due 01/15/06                            200,000                   203,000
  Sinclair Broadcast Group Inc.
    8.75% due 12/15/07                      600,000                   604,500
  TCI Satellite Entertainment Inc.
    Zero Coupon due 02/15/07              1,000,000                   668,750
                                                                  -----------
                                                                    5,407,937
BUILDING & CONSTRUCTION -- 1.11%
  Building Materials Corporation
    America, 8.00% due 10/15/07             400,000                   401,000
  Nortek Inc. 9.125% due 09/01/07           350,000                   357,875
                                                                  -----------
                                                                      758,875

                                    NUMBER OF SHARES OR
                                     PRINCIPAL AMOUNT            VALUE
                                    -------------------   -------------------
CABLE -- 4.18%
  Adelphia Communications
    Corporation, 9.25% due 10/01/02     $   250,000           $       255,000
  Adelphia Communications
    Corporation, 10.50% due
    07/15/04                                850,000                   915,875
  Cablevision Systems Corporation
    7.875% due 12/15/07                     350,000                   357,346
  Century Communications
    Corporation, 9.50% due 03/01/05         400,000                   421,000
  TCI Communications Inc. 6.875%
    due 02/15/06                            900,000                   905,157
                                                                  -----------
                                                                    2,854,378
CHEMICALS -- 1.45%
  General Chemical Corporation
    9.25% due 08/15/03                      250,000                   259,375
  Huntsman Polymers Corporation
    11.75% due 12/01/04                     250,000                   280,313
  Pioneer Amers Acquisition
    Corporation, 9.25% due 06/15/07         450,000                   450,000
                                                                  -----------
                                                                      989,688
COMMUNICATIONS -- 4.83%
  Globalstar L P 10.75% due
    11/01/04                                400,000                   391,000
  Globalstar L P 11.375% due
    02/15/04                                600,000                   604,500
  Globalstar Telecommunications
    (Wts)                                       450                    51,300
  Iridium Capital Corporation
    13.00% due 07/15/05                     600,000                   630,750
  Iridium Capital Corporation
    14.00% due 07/15/05                     800,000                   876,000
  Iridium World Communications
    (Wts)                                       450                    63,000
  Orion Network Systems Inc. Zero
    Coupon due 01/15/07                     900,000                   688,875
                                                                  -----------
                                                                    3,305,425
CONSUMER PRODUCTS -- 2.44%
  CLN Holdings Inc. Zero Coupon due
    05/15/01                                400,000                   266,000
  E & S Holdings Corporation
    10.375% due 10/01/06                    250,000                   231,250
  French Fragrances Inc. 10.375%
    due 05/15/07                            350,000                   368,375
  Herff Jones Inc. 11.00% due
    08/15/05                                350,000                   378,875
  Sealy Mattress Company Zero
    Coupon due 12/15/07                     700,000                   424,375
                                                                  -----------
                                                                    1,668,875

                         ENTERPRISE ACCUMULATION TRUST
                    HIGH-YIELD BOND PORTFOLIO -- (CONTINUED)
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1997

                                    NUMBER OF SHARES OR
                                     PRINCIPAL AMOUNT            VALUE
                                    -------------------   -------------------
CONTAINERS/PACKAGING -- 5.20%
  Huntsman Packaging Corporation
    9.125% due 10/01/07                 $   150,000           $       154,500
  Owens Illinois Inc. 8.10% due
    05/15/07                              1,550,000                 1,659,368
  Plastic Containers Inc. 10.00%
    due 12/15/06                            100,000                   105,250
  Printpack Inc. 9.875% due
    08/15/04                                500,000                   531,250
  Printpack Inc. 10.625% due
    08/15/06                                250,000                   265,625
  Stone Container Corporation
    10.75% due 10/01/02                     200,000                   206,500
  United States Can Corporation
    10.125% due 10/15/06                    600,000                   633,000
                                                                  -----------
                                                                    3,555,493
CRUDE & PETROLEUM -- 0.37%
  Clark Refining & Marketing Inc.
    8.875% due 11/15/07                     250,000                   251,875
ENERGY -- 1.94%
  Canadian First Oil Ltd 8.75% due
    09/15/07                                300,000                   303,375
  Chesapeake Energy Corporation
    9.125% due 04/15/06                     150,000                   154,500
  Clark USA Inc. 10.875% due
    12/01/05                                800,000                   871,000
                                                                  -----------
                                                                    1,328,875
ENTERTAINMENT & LEISURE -- 1.90%
  AMF Group Inc. 10.875% due
    03/15/06                                850,000                   931,813
  Cobblestone Golf Group Inc.
    11.50% due 06/01/03                     200,000                   217,500
  Livent Inc. 9.375% due 10/15/04           150,000                   150,000
                                                                  -----------
                                                                    1,299,313
FOOD & BEVERAGES & TOBACCO -- 6.77%
  Jitney Jungle Stores America
    Inc., 10.375% due 09/15/07              700,000                   724,500
  NBTY Inc. 8.625% due 09/15/07             800,000                   800,000
  North Atlantic Trading Inc.
    11.00% due 06/15/04                     350,000                   366,625
  Ralphs Grocery Company 10.45% due
    06/15/04                                450,000                   506,250
  Ralphs Grocery Company 11.00% due
    06/15/05                                450,000                   513,000
  Randalls Food Markets Inc. 9.375%
    due 07/01/07                            900,000                   927,000
  Shoppers Food Warehouse
    Corporation, 9.75% due 06/15/04         350,000                   357,875
  Twin Laboratories Inc. 10.25% due
    05/15/06                                400,000                   430,000
                                                                  -----------
                                                                    4,625,250
GAMING -- 0.79%
  Trump Atlantic City Associates
    11.25% due 05/01/06                     550,000                   539,000
HEALTH CARE -- 4.61%
  Dade International Inc. 11.125%
    due 05/01/06                            350,000                   389,375
  Kinetic Concepts Inc. 9.625% due
    11/01/07                                250,000                   253,750
  Mariner Health Group Inc.
    9.50% due 04/01/06                      200,000                   208,000
                                    NUMBER OF SHARES OR
                                     PRINCIPAL AMOUNT            VALUE
                                    -------------------   -------------------
  Maxxim Medical Inc. 10.50% due
    08/01/06                            $   650,000           $       703,625
  Mediq Inc. 7.50% due 07/15/03             575,000                   588,656
  Quest Diagnostics Inc. 10.75% due
    12/15/06                                600,000                   657,000
  Vencor Inc. 8.625% due 07/15/07           350,000                   350,000
                                                                  -----------
                                                                    3,150,406
HOTELS & RESTAURANTS -- 2.73%
  AFC Enterprises Inc. 10.25% due
    05/15/07                                450,000                   474,750
  Apple South Inc. 9.75% due
    06/01/06                                150,000                   159,000
  Felcor Suites Limited
    Partnership, 7.625% due
    10/01/07                                250,000                   252,685
  Foodmaker Corporation 9.75% due
    11/01/03                                250,000                   252,500
  Hammon John Q. Hotels 8.875% due
    02/15/04                                250,000                   255,313
  HMH Properties Inc. 8.875% due
    07/15/07                                450,000                   473,625
                                                                  -----------
                                                                    1,867,873
MACHINERY -- 2.01%
  Axiohm Inc. 9.75% due 10/01/07            500,000                   507,500
  Bucyrus International Inc. 9.75%
    due 09/15/07                            350,000                   353,500
  Park Ohio Industries Inc. 9.25%
    due 12/01/07                            500,000                   511,875
                                                                  -----------
                                                                    1,372,875
MEDICAL INSTRUMENTS -- 0.38%
  Physician Sales & Service Inc.
    8.50% due 10/01/07                      250,000                   256,875
METALS & MINING -- 2.52%
  Kaiser Aluminum & Chemical
    Corporation, 10.875% due
    10/15/06                                250,000                   271,875
  Oregon Steel Mills Inc. 11.00%
    due 06/15/03                            450,000                   486,000
  WCI Steel Inc. 10.00% due
    12/01/04                                700,000                   717,500
  Wheeling Pittsburgh Corporation
    9.25% due 11/15/07                      250,000                   245,000
                                                                  -----------
                                                                    1,720,375
MISC. FINANCIAL SERVICES -- 0.30%
  DVI Inc. 9.875% due 02/01/04              200,000                   208,000
OIL SERVICES -- 0.47%
  Pride Petroleum Services Inc.
    9.375% due 05/01/07                     300,000                   322,500
PAGING SERVICES -- 0.01%
  Pagemart Nationwide Inc.                      875                     8,750
PAPER & FOREST PRODUCTS -- 0.31%
  Maxxam Group Inc. 11.25% due
    08/01/03                                200,000                   212,000
PHARMACEUTICALS -- 0.81%
  Pharmaceutical Fine Chemicals
    9.75% due 11/15/07                      550,000                   556,875
PRINTING & PUBLISHING -- 0.55%
  Von Hoffmann Press Inc. 10.375%
    due 05/15/07                            350,000                   373,188

                         ENTERPRISE ACCUMULATION TRUST
                    HIGH-YIELD BOND PORTFOLIO -- (CONTINUED)
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1997

                                    NUMBER OF SHARES OR
                                     PRINCIPAL AMOUNT            VALUE
                                    -------------------   -------------------
PUBLISHING -- 0.76%
  American Lawyer Media Inc. 9.75%
    due 12/15/07                        $   250,000           $       253,750
  Time Warner Inc. 7.75% due
    06/15/05                                250,000                   265,000
                                                                  -----------
                                                                      518,750
REAL ESTATE -- 0.55%
  Crown Castle International
    Corporation, Zero Coupon due
    11/15/07                                600,000                   378,000
RESTAURANTS -- 0.37%
  Perkins Family Restaurants L P
    10.125% due 12/15/07                    250,000                   253,125
RETAIL -- 1.53%
  Ann Taylor Inc. 8.75% due
    06/15/00                                200,000                   199,750
  Cole National Group Inc. 8.625%
    due 08/15/07                            700,000                   696,500
  Michaels Stores Inc. 6.75% due
    01/15/03                                150,000                   153,000
                                                                  -----------
                                                                    1,049,250
TELECOMMUNICATIONS -- 15.20%
  American Communications Services
    Inc., Zero Coupon due 11/01/05          800,000                   640,000
  American Communications Services
    Inc. (Wts) (a) 11/01/05                     300                    28,200
  Call-Net Telecommunications Zero
    Coupon due 08/15/07                     300,000                   205,125
  CCPR Services Inc. 10.00% due
    02/01/07                                650,000                   648,375
  Comcast Cellular Holdings Inc.
    9.50% due 05/01/07                    1,100,000                 1,149,500
  ICG Holdings Inc. Zero Coupon due
    05/01/06                              1,000,000                   750,000
  Intermedia Communications Inc.
    8.50% due 01/15/08                      400,000                   400,000
  Intermedia Communications Inc.
    8.875% due 11/01/07                     200,000                   206,000
  McLeodUSA Inc. Zero Coupon due
    03/01/07                                550,000                   399,437
  Metronet Communications Corp.
    Zero Coupon due 11/01/07                500,000                   305,625
  Metronet Communications
    Corporation, 12.00% due
    08/15/07                                100,000                   115,500
  Nextel Communications Inc. Zero
    Coupon due 09/15/07                   1,300,000                   822,250
  Nextel Communications Inc. Zero
    Coupon due 10/31/07                     500,000                   304,375
  Nextlink Communications Inc.
    9.625% due 10/01/07                     350,000                   359,625
  RCN Corporation Zero Coupon due
    10/15/07                                700,000                   440,125
  RCN Corporation 10.00% due
    10/15/07                                250,000                   257,500
  Rogers Cantel Inc 8.80% due
    10/01/07                              1,050,000                 1,047,375
  Sprint Spectrum L P Zero Coupon
    due 08/15/06                            800,000                   626,000
  Sprint Spectrum L P 11.00% due
    08/15/06                                400,000                   449,000
  Teleport Communications Group
    Zero Coupon due 07/01/07              1,100,000                   902,000
  Winstar Equipment Corporation
    12.50% due 03/15/04                     300,000                   333,750
                                                                  -----------
                                                                   10,389,762
                                    NUMBER OF SHARES OR
                                     PRINCIPAL AMOUNT            VALUE
                                    -------------------   -------------------
TEXTILES -- 0.73%
  Polymer Group Inc. 9.00% due
    07/01/07                            $   500,000           $       498,750
TRANSPORTATION -- 0.78%
  Atlas Air Inc. 12.25% due
    12/01/02                                200,000                   223,750
  Eletson Holdings Inc. 9.25% due
    11/15/03                                300,000                   306,375
                                                                  -----------
                                                                      530,125
UTILITIES -- 0.81%
  Calenergy Inc. 7.63% due 10/15/07         100,000                   100,491
  Ferrellgas Partners L P 9.375%
    due 06/15/06                            300,000                   317,250
  Midland Funding Corporation
    10.33% due 07/23/02                     128,460                   138,095
                                                                  -----------
                                                                      555,836
WASTE MANAGEMENT -- 0.16%
  Allied Waste North America Inc.
    10.25% due 12/01/06                     100,000                   109,375
                                                                  -----------
TOTAL CORPORATE BONDS, CONVERTIBLE SECURITIES & COMMON
STOCKS
(IDENTIFIED COST $53,015,744)                                      54,827,424
PREFERRED STOCK -- 0.29%
TELECOMMUNICATIONS -- 0.29%
  Intermedia Communications Inc.              7,500                   197,813
                                                                  -----------
TOTAL PREFERRED STOCK
(IDENTIFIED COST $187,500)                                            197,813
FOREIGN BONDS -- 9.83%
APPAREL & TEXTILES -- 0.38%
  Reliance Industries Limited 8.25%
    due 01/15/27                            250,000                   260,505
BASIC INDUSTRIES -- 1.14%
  Cemex S A 12.75% due 07/15/06             650,000                   780,000
BROADCASTING -- 1.12%
  Grupo Televisa 11.875% due
    05/15/06                                250,000                   273,125
  Grupo Televisa S A 11.375% due
    05/15/03                                400,000                   437,000
  TV Azteca S A De C V 10.125% due
    02/15/04                                 50,000                    51,625
                                                                  -----------
                                                                      761,750
CABLE -- 0.48%
  Kabelmedia Holding Zero Coupon
    due 08/01/06                            450,000                   330,188
CHEMICALS -- 0.51%
  PCI Chemical Canada Inc. 9.25%
    due 10/15/07                            350,000                   349,562
CONTAINERS/PACKAGING -- 0.64%
  Viacap SA De C V 11.375% due
    05/15/07                                400,000                   435,000

                         ENTERPRISE ACCUMULATION TRUST
                    HIGH-YIELD BOND PORTFOLIO -- (CONTINUED)
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1997

                                    NUMBER OF SHARES OR
                                     PRINCIPAL AMOUNT            VALUE
                                    -------------------   -------------------
ENERGY -- 0.80%
  Petroleos Mexicanos 8.85% due
    09/15/07                            $   250,000           $       247,670
  Petroleos Mexicanos 9.00% due
    06/01/07                                300,000                   299,805
                                                                  -----------
                                                                      547,475
GOVERNMENT BOND -- 3.11%
  Argentina Global 11.00% due
    10/09/06                                250,000                   267,500
  Argentina Rep 11.00% due 10/09/06         400,000                   430,000
  Mexico United Mexican States
    9.875% due 01/15/07                   1,000,000                 1,042,937
  Russian Federation 10.00% due
    06/26/07                                200,000                   183,000
  Turkiye Cumhuriyeti 10.00% due
    09/19/07                                200,000                   203,740
                                                                  -----------
                                                                    2,127,177
PAPER & FOREST PRODUCTS -- 0.74%
  Indah Kiat Finance Mauritius
    Limited, 10.00% due 07/01/07            300,000                   249,000
  Pindo Deli Finance Mauritius
    Limited, 10.75% due 10/01/07            300,000                   257,250
                                                                  -----------
                                                                      506,250
TELECOMMUNICATIONS -- 0.24%
  Hermes Europe Railtel B V 11.50%
    due 08/15/07                            150,000                   166,125
TRANSPORTATION -- 0.67%
  TFM S A Ce C V 10.25% due
    06/15/07                                150,000                   154,125
  Transportacion Maritima Mexica
    10.00% due 11/15/06                     300,000                   301,500
                                                                  -----------
                                                                      455,625
                                                                  -----------
TOTAL FOREIGN BONDS
(IDENTIFIED COST $6,616,114)                                        6,719,657
U.S. TREASURY BILLS -- 1.40%
  U.S. Treasury Bill 5.14% due
    11/12/98                              1,000,000                   955,235
                                                                  -----------
TOTAL U.S. TREASURY BILLS
(IDENTIFIED COST $955,235)                                            955,235
U.S. TREASURY BONDS -- 1.93%
  U.S. Treasury Bond 6.375% due
    08/15/27                              1,250,000                 1,319,050
                                                                  -----------
TOTAL U.S. TREASURY BONDS
(IDENTIFIED COST $1,286,347)                                        1,319,050
                                    NUMBER OF SHARES OR
                                     PRINCIPAL AMOUNT            VALUE
                                    -------------------   -------------------
U.S. TREASURY NOTES -- 1.50%
  U.S. Treasury Note 6.125% due
    08/15/07                            $ 1,000,000           $     1,027,440
                                                                  -----------
TOTAL U.S. TREASURY NOTES
(IDENTIFIED COST $1,014,173)                                        1,027,440
REPURCHASE AGREEMENT -- 2.81%
  State Street Bank & Trust
  Repurchase Agreement, 4.00% due
  01/02/98 Collateral: U.S.
  Treasury Note $1,480,000, 8.5%
  due 02/15/20 Value $1,962,389           1,920,000                 1,920,000
                                                                  -----------
TOTAL REPURCHASE AGREEMENT
(IDENTIFIED COST $1,920,000)                                        1,920,000
PREFERRED STOCK -- 0.38%
DRUGS & MEDICAL PRODUCTS -- 0.38%
  Fresenius Med Care Capital Trust              250                   262,500
                                                                  -----------
TOTAL PREFERRED STOCK
(IDENTIFIED COST $263,906)                                            262,500
TOTAL INVESTMENTS
(IDENTIFIED COST $65,259,019)                                 $    67,229,119
OTHER ASSETS LESS LIABILITIES -- 1.66%                              1,135,054
                                                                  -----------
NET ASSETS 100%                                               $    68,364,173

(a) Non-income producing

                See accompanying notes to financial statements.

                         ENTERPRISE ACCUMULATION TRUST

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1997

                                                                                           INTERNATIONAL   HIGH-YIELD
                                               EQUITY       SMALL CAP        MANAGED          GROWTH          BOND
                                             PORTFOLIO      PORTFOLIO       PORTFOLIO        PORTFOLIO      PORTFOLIO
                                            ------------   ------------   --------------   -------------   -----------
                 ASSETS:
Investments, at value.....................  $519,535,033   $372,934,677   $2,660,580,860    $ 76,651,230   $67,229,119
Foreign currency at value
  (cost -- $1,195,333)....................            --             --               --       1,180,695            --
Cash and other............................         2,355             --            2,681           1,773         4,762
Receivable for foreign currency sold
  (net)...................................            --             --               --         278,958            --
Receivable for investments sold...........            --        615,787       11,472,739          32,218            --
Receivable for fund shares sold...........       527,276        386,464        2,047,976          76,139       141,919
Dividends receivable......................       522,200        151,340        1,500,625         195,358            --
Interest receivable.......................         1,987          1,284          480,832             208     1,313,343
                                            ------------   ------------   --------------     -----------   -----------
          Total assets....................   520,588,851    374,089,552    2,676,085,713      78,416,579    68,689,143
                                            ------------   ------------   --------------     -----------   -----------
               LIABILITIES:
Payable for investments purchased.........     2,217,487      8,240,323               --         145,089       265,249
Payable for fund shares redeemed..........       118,740        280,981        1,050,966          16,719         1,805
Investment advisory fee payable...........       340,314        240,626        1,631,223          56,052        33,714
Other accrued expenses....................       108,991         61,801          471,478          51,216        24,202
                                            ------------   ------------   --------------     -----------   -----------
          Total liabilities...............     2,785,532      8,823,731        3,153,667         269,076       324,970
                                            ------------   ------------   --------------     -----------   -----------
NET ASSETS:
Accumulated paid-in capital...............   352,782,620    272,255,462    1,654,285,279      72,660,041    65,025,120
Accumulated undistributed net investment
  income (loss)...........................     5,906,167      1,050,774       26,677,477         956,929            --
Accumulated undistributed net realized
  gain on investments.....................    21,595,909     25,152,378      183,248,731       2,905,112     1,368,953
Net unrealized appreciation on investments
  and translation of foreign currencies
  denominated amounts.....................   137,518,623     66,807,207      808,720,559       1,625,421     1,970,100
                                            ------------   ------------   --------------     -----------   -----------
          Total net assets................  $517,803,319   $365,265,821   $2,672,932,046    $ 78,147,503   $68,364,173
                                            ============   ============   ==============     ===========   ===========
Fund shares outstanding...................    14,758,299     13,679,941       65,542,653      12,646,714    11,966,911
                                            ------------   ------------   --------------     -----------   -----------
Net asset value per share.................        $35.09         $26.70           $40.78           $6.18         $5.71
INVESTMENTS AT COST.......................  $382,016,410   $306,127,470   $1,851,860,301    $ 75,288,077   $65,259,019

                See accompanying notes to financial statements.

                         ENTERPRISE ACCUMULATION TRUST

                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                                              INTERNATIONAL    HIGH-YIELD
                                                  EQUITY        SMALL CAP       MANAGED          GROWTH           BOND
                                                 PORTFOLIO      PORTFOLIO      PORTFOLIO        PORTFOLIO      PORTFOLIO
                                                -----------    -----------    ------------    -------------    ----------
INVESTMENT INCOME:
     Dividends...............................   $ 5,153,553*   $ 1,568,790    $ 27,884,970     $  1,546,385*   $   19,425
     Interest................................     4,277,419      1,274,117      16,687,323          253,012     4,582,071
                                                -----------    -----------    ------------       ----------    ----------
          Total..............................     9,430,972      2,842,907      44,572,293        1,799,397     4,601,496
                                                -----------    -----------    ------------       ----------    ----------
OPERATING EXPENSES:
     Investment advisory fee.................     3,319,628      2,119,841      16,976,135          604,348       299,011
     Custodian and fund accounting fees......        70,887         63,388         322,226          195,690        43,536
     Reports and notices to shareholders.....        79,238         48,521         397,514           15,698         9,496
     Trustees' fees and expenses.............        17,419         14,608          50,155           11,492        11,038
     Audit and legal fees....................        29,081         23,998          88,497           18,332        17,963
     Miscellaneous...........................         8,476          7,681          60,084            1,345         1,021
                                                -----------    -----------    ------------       ----------    ----------
          Total operating expenses...........     3,524,729      2,278,037      17,894,611          846,905       382,065
                                                -----------    -----------    ------------       ----------    ----------
            NET INVESTMENT INCOME............     5,906,243        564,870      26,677,682          952,492     4,219,431
                                                -----------    -----------    ------------       ----------    ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS -- NET:
     Net realized gain on security
       transactions..........................    21,596,989     25,509,856     183,271,808        3,352,456     1,426,942
     Net realized loss on foreign currency
       transactions..........................            --             --              --         (258,495)           --
     Net realized loss on futures
       transactions..........................            --             --              --               --       (40,672)
                                                -----------    -----------    ------------       ----------    ----------
     Net realized gain on investments........    21,596,989     25,509,856     183,271,808        3,093,961     1,386,270
     Net change in unrealized gain (loss) on
       investments and translation of foreign
       currencies denominated amounts........    66,581,351     68,857,605     286,998,102       (1,712,233)      876,263
                                                -----------    -----------    ------------       ----------    ----------
          Net realized and unrealized gain
            (loss) on investments............    88,178,340     94,367,461     470,269,910        1,381,728     2,262,533
                                                -----------    -----------    ------------       ----------    ----------
          NET INCREASE IN NET ASSETS
            RESULTING FROM OPERATIONS........   $94,084,583    $94,932,331    $496,947,592     $  2,334,220    $6,481,964
                                                ===========    ===========    ============       ==========    ==========

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------

* Net of foreign taxes withheld of $45,150 and $219,707, respectively.

                     (This page intentionally left blank.)

                         ENTERPRISE ACCUMULATION TRUST

                       STATEMENT OF CHANGES IN NET ASSETS

                                                        EQUITY PORTFOLIO                 SMALL CAP PORTFOLIO
                                                  -----------------------------     -----------------------------
                                                   YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                  DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                      1997             1996             1997             1996
                                                  ------------     ------------     ------------     ------------
OPERATIONS:
  Net investment income.........................  $  5,906,243     $  4,530,803     $    564,870     $  2,416,759
  Net realized gain on investments..............    21,596,989       12,678,406       25,509,856       28,896,623
  Net realized loss on futures..................            --               --               --             (900)
  Net change in unrealized gain on
     investments................................    66,581,351       34,566,579       68,857,605      (12,857,423)
                                                  ------------     ------------     ------------     ------------
     Net increase in net assets resulting from
       operations...............................    94,084,583     $ 51,775,788       94,932,331       18,455,059
                                                  ------------     ------------     ------------     ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income.........................    (4,530,879)        (983,203)      (1,934,367)      (1,108,977)
  Net realized gains............................   (12,619,248)      (3,099,385)     (29,120,607)      (2,010,186)
                                                  ------------     ------------     ------------     ------------
       Total dividends and distributions to
          shareholders..........................   (17,150,127)      (4,082,588)     (31,054,974)      (3,119,163)
                                                  ------------     ------------     ------------     ------------
FUND SHARE TRANSACTIONS:
  Net proceeds from sales.......................   194,805,120      141,947,982      125,153,914       53,086,228
  Reinvestment of dividends and distributions...    17,150,127        4,082,588       31,054,974        3,119,163
  Cost of shares redeemed.......................   (85,993,316)     (46,779,501)     (47,524,243)     (44,898,602)
                                                  ------------     ------------     ------------     ------------
  Net increase in net assets from fund share
     transactions...............................   125,961,931       99,251,069      108,684,645       11,306,789
                                                  ------------     ------------     ------------     ------------
       Total increase in net assets.............   202,896,387      146,944,269      172,562,002       26,642,685
NET ASSETS:
  Beginning of year.............................   314,906,932      167,962,663      192,703,819      166,061,134
                                                  ------------     ------------     ------------     ------------
  End of year...................................  $517,803,319     $314,906,932     $365,265,821     $192,703,819
                                                  ============     ============     ============     ============
SHARES ISSUED AND REDEEMED:
  Issued........................................     6,024,088        5,377,143        4,898,620        2,712,554
  Issued in reinvestment of dividends and
     distributions..............................       488,747          141,462        1,163,108          154,261
  Redeemed......................................    (2,666,560)      (1,801,187)      (1,911,458)      (2,320,780)
                                                  ------------     ------------     ------------     ------------
     Net increase...............................     3,846,275        3,717,418        4,150,270          546,035
                                                  ============     ============     ============     ============

                See accompanying notes to financial statements.

                                                INTERNATIONAL GROWTH
              MANAGED PORTFOLIO                       PORTFOLIO                 HIGH-YIELD BOND PORTFOLIO
      ---------------------------------     -----------------------------     -----------------------------
        YEAR ENDED         YEAR ENDED        YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
       DECEMBER 31,       DECEMBER 31,      DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
           1997               1996              1997             1996             1997             1996
      --------------     --------------     ------------     ------------     ------------     ------------
      $   26,677,682     $   34,357,948     $    952,492     $    469,448     $  4,219,431     $  2,054,070
         183,271,808         86,738,070        3,093,961        1,830,273        1,426,942          364,910
                  --                 --               --               --          (40,672)         (22,678)
         286,998,102        213,973,719       (1,712,233)       2,175,265          876,263          789,178
      --------------     --------------      -----------      -----------      -----------      -----------
         496,947,592        335,069,737        2,334,220        4,474,986        6,481,964        3,185,480
      --------------     --------------      -----------      -----------      -----------      -----------
         (34,358,125)        (3,366,114)        (469,566)              --       (4,578,453)      (2,054,070)
         (86,729,089)       (15,402,221)      (1,839,878)        (190,139)              --          (33,884)
      --------------     --------------      -----------      -----------      -----------      -----------
        (121,087,214)       (18,768,335)      (2,309,444)        (190,139)      (4,578,453)      (2,087,954)
      --------------     --------------      -----------      -----------      -----------      -----------
         764,890,598        602,776,605       44,114,615       36,234,262       37,450,856       22,145,776
         121,087,214         18,768,335        2,309,444          190,139        4,578,453        2,087,926
        (524,249,625)      (267,220,838)     (21,069,633)      (6,539,162)      (9,979,756)      (6,143,188)
      --------------     --------------      -----------      -----------      -----------      -----------
         361,728,187        354,324,102       25,354,426       29,885,239       32,049,553       18,090,514
      --------------     --------------      -----------      -----------      -----------      -----------
         737,588,565        670,625,504       25,379,202       34,170,086       33,953,064       19,188,040
       1,935,343,481      1,264,717,977       52,768,301       18,598,215       34,411,109       15,223,069
      --------------     --------------      -----------      -----------      -----------      -----------
      $2,672,932,046     $1,935,343,481     $ 78,147,503     $ 52,768,301     $ 68,364,173     $ 34,411,109
      ==============     ==============      ===========      ===========      ===========      ===========
          20,029,862         19,459,858        6,817,722        6,375,789        6,681,479        4,149,703
           2,969,279            547,022          373,696           32,357          813,628          389,665
         (13,856,866)        (8,684,392)      (3,259,958)      (1,143,764)      (1,778,183)      (1,154,032)
      --------------     --------------      -----------      -----------      -----------      -----------
           9,142,275         11,322,488        3,931,460        5,264,382        5,716,924        3,385,336
      ==============     ==============      ===========      ===========      ===========      ===========

                See accompanying notes to financial statements.

                         ENTERPRISE ACCUMULATION TRUST

                                EQUITY PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                                                                           YEARS ENDED DECEMBER 31,
                                                          ----------------------------------------------------------
                                                            1997         1996         1995        1994        1993
                                                          --------     --------     --------     -------     -------
Net asset value, beginning of year......................  $  28.86     $  23.35     $  18.14     $ 17.95     $ 17.23
                                                          --------     --------      -------     -------     -------
Income from investment operations:
  Net investment income.................................      0.30         0.37         0.33        0.28        0.18
  Net realized and unrealized gain on investments.......      7.13         5.52         6.38        0.41        1.13
                                                          --------     --------      -------     -------     -------
          Total from investment operations..............      7.43         5.89         6.71        0.69        1.31
                                                          --------     --------      -------     -------     -------
Less dividends and distributions:
  Dividends to shareholders from net investment
     income.............................................     (0.32)       (0.09)       (0.49)      (0.18)      (0.17)
  Distribution to shareholders from net capital gains...     (0.88)       (0.29)       (1.01)      (0.32)      (0.42)
                                                          --------     --------      -------     -------     -------
          Total dividends and distributions.............     (1.20)       (0.38)       (1.50)      (0.50)      (0.59)
                                                          --------     --------      -------     -------     -------
Net asset value, end of year............................  $  35.09     $  28.86     $  23.35     $ 18.14     $ 17.95
                                                          ========     ========      =======     =======     =======
          Total return..................................     25.76%       25.22%       38.44%       3.87%       7.85%
                                                          --------     --------      -------     -------     -------
Net assets, end of year (000)...........................  $517,803     $314,907     $167,963     $88,583     $66,172
                                                          --------     --------      -------     -------     -------
Ratio of net operating expenses to average net assets...      0.84%        0.81%        0.69%       0.67%       0.72%
                                                          --------     --------      -------     -------     -------
Ratio of net operating expenses (excluding waivers) to
  average net assets....................................      0.84%        0.81%        0.72%       0.69%       0.72%
                                                          --------     --------      -------     -------     -------
Ratio of net investment income to average net assets....      1.42%        1.94%        1.94%       1.81%       1.47%
                                                          --------     --------      -------     -------     -------
Ratio of net investment income (excluding waivers) to
  average net assets....................................      1.42%        1.94%        1.91%       1.79%       1.47%
                                                          --------     --------      -------     -------     -------
Portfolio turnover......................................        17%          30%          29%         38%         15%
                                                          --------     --------      -------     -------     -------
Average commission per share (a)........................  $ 0.0577     $ 0.0567
                                                          --------     --------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
(a) Disclosure not applicable to periods prior to 1996. Represents average commission rate per share charged to the fund on purchases and sales of equity investments on which commissions were charged during the period.

                         ENTERPRISE ACCUMULATION TRUST

                              SMALL CAP PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                                                                          YEARS ENDED DECEMBER 31,
                                                        ------------------------------------------------------------
                                                          1997         1996         1995         1994         1993
                                                        --------     --------     --------     --------     --------
Net asset value, beginning of year..................... $  20.22     $  18.48     $  17.56     $  18.62     $  16.72
                                                        --------     --------     --------     --------      -------
Income from investment operations:
  Net investment income (b)............................     0.05         0.25         0.32         0.19         0.10
  Net realized and unrealized gain (loss) on
     investments.......................................     8.91         1.82         1.75        (0.16)        2.98
                                                        --------     --------     --------     --------      -------
          Total from investment operations.............     8.96         2.07         2.07         0.03         3.08
                                                        --------     --------     --------     --------      -------
Less dividends and distributions:
  Dividends to shareholders from net investment
     income............................................    (0.15)       (0.12)       (0.40)       (0.10)       (0.10)
  Distribution to shareholders from net capital
     gains.............................................    (2.33)       (0.21)       (0.75)       (0.99)       (1.08)
                                                        --------     --------     --------     --------      -------
          Total dividends and distributions............    (2.48)       (0.33)       (1.15)       (1.09)       (1.18)
                                                        --------     --------     --------     --------      -------
Net asset value, end of year........................... $  26.70     $  20.22     $  18.48     $  17.56     $  18.62
                                                        ========     ========     ========     ========      =======
          Total return.................................    44.32%       11.21%       12.28%         .02%       19.51%
                                                        --------     --------     --------     --------      -------
Net assets, end of year (000).......................... $365,266     $192,704     $166,061     $144,880     $105,635
                                                        --------     --------     --------     --------      -------
Ratio of net operating expenses to average net
  assets...............................................     0.86%        0.84%        0.69%        0.66%        0.74%
                                                        --------     --------     --------     --------      -------
Ratio of net operating expenses (excluding waivers) to
  average net assets...................................     0.86%        0.84%        0.72%        0.67%        0.74%
                                                        --------     --------     --------     --------      -------
Ratio of net investment income to average net assets...     0.21%        1.35%        1.86%        1.30%        1.06%
                                                        --------     --------     --------     --------      -------
Ratio of net investment income (excluding waivers) to
  average net assets...................................     0.21%        1.35%        1.83%        1.29%        1.06%
                                                        --------     --------     --------     --------      -------
Portfolio turnover.....................................       58%         137%          70%          58%          70%
                                                        --------     --------     --------     --------      -------
Average commission rate per share (a).................. $ 0.0456     $ 0.0480
                                                        --------     --------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
(a) Disclosure not applicable to periods prior to 1996. Represents average commission rate per share charged to the fund on purchases and sales of equity investments on which commissions were charged during the period.
(b) For 1997, this calculation was based on average monthly shares outstanding.

                         ENTERPRISE ACCUMULATION TRUST

                               MANAGED PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                         YEARS ENDED DECEMBER 31,
                                                    ------------------------------------------------------------------
                                                       1997           1996           1995          1994         1993
                                                    ----------     ----------     ----------     --------     --------
Net asset value, beginning of year................. $    34.31     $    28.06     $    20.82     $  21.35     $  20.11
                                                    ----------     ----------       --------     --------     --------
Income from investment operations:
  Net investment income............................       0.35           0.59           0.40         0.40         0.46
  Net realized and unrealized gain
     (loss) on investments.........................       8.06           5.99           8.97         0.15         1.55
                                                    ----------     ----------       --------     --------     --------
          Total from investment operations.........       8.41           6.58           9.37         0.55         2.01
                                                    ----------     ----------       --------     --------     --------
Less dividends and distributions:
  Dividends to shareholders from net investment
     income........................................      (0.55)         (0.06)         (0.75)       (0.46)       (0.24)
  Distribution to shareholders from net capital
     gains.........................................      (1.39)         (0.27)         (1.38)       (0.62)       (0.53)
                                                    ----------     ----------       --------     --------     --------
          Total dividends and distributions........      (1.94)         (0.33)         (2.13)       (1.08)       (0.77)
                                                    ----------     ----------       --------     --------     --------
Net asset value, end of year....................... $    40.78     $    34.31     $    28.06     $  20.82     $  21.35
                                                    ==========     ==========       ========     ========     ========
          Total return.............................      24.50%         23.47%         46.89%        2.57%       10.39%
                                                    ----------     ----------       --------     --------     --------
Net assets, end of year (000)...................... $2,672,932     $1,935,343     $1,264,718     $689,252     $525,163
                                                    ----------     ----------       --------     --------     --------
Ratio of net operating expenses to average net
  assets...........................................       0.76%          0.74%          0.67%        0.64%        0.66%
                                                    ----------     ----------       --------     --------     --------
Ratio of net operating expenses (excluding waivers)
  to average net assets............................       0.76%          0.74%          0.67%        0.64%        0.66%
                                                    ----------     ----------       --------     --------     --------
Ratio of net investment income to average net
  assets...........................................       1.14%          2.16%          1.80%        2.23%        3.21%
                                                    ----------     ----------       --------     --------     --------
Ratio of net investment income (excluding waivers)
  to average net assets............................       1.14%          2.16%          1.80%        2.23%        3.21%
                                                    ----------     ----------       --------     --------     --------
Portfolio turnover.................................         32%            29%            31%          33%          21%
                                                    ----------     ----------       --------     --------     --------
Average commission per share (a)................... $   0.0574     $   0.0531
                                                    ----------     ----------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
(a) Disclosure not applicable to periods prior to 1996. Represents average commission rate per share charged to the fund on purchases and sales of equity investments on which commissions were charged during the period.

                         ENTERPRISE ACCUMULATION TRUST

                         INTERNATIONAL GROWTH PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                YEARS ENDED DECEMBER 31,             PERIOD OF
                                                             -------------------------------     NOVEMBER 18, 1994-
                                                              1997        1996        1995       DECEMBER 31, 1994
                                                             -------     -------     -------     ------------------
Net asset value, beginning of year.........................  $  6.05     $  5.39     $  4.96           $ 5.00
                                                              ------     -------     -------           ------
Income from investment operations:
     Net investment income.................................     0.06        0.05        0.04               --
     Net realized and unrealized gain (loss) on
       investments.........................................     0.26        0.63        0.67            (0.04)
                                                              ------     -------     -------           ------
          Total from investment operations.................     0.32        0.68        0.71            (0.04)
                                                              ------     -------     -------           ------
Less dividends and distributions:
     Dividends to shareholders from net investment
       income..............................................    (0.04)         --       (0.04)              --
     Distribution to shareholders from net capital gains...    (0.15)      (0.02)      (0.24)              --
                                                              ------     -------     -------           ------
          Total dividends and distributions................    (0.19)      (0.02)      (0.28)              --
                                                              ------     -------     -------           ------
Net asset value, end of year...............................  $  6.18     $  6.05     $  5.39           $ 4.96
                                                              ======     =======     =======           ======
          Total return.....................................     5.26%      12.65%      14.64%           (0.80)%(c)
                                                              ------     -------     -------           ------
Net assets, end of year (000)..............................  $78,148     $52,768     $18,598           $3,247
                                                              ------     -------     -------           ------
Ratio of net operating expenses to average net assets......     1.19%       1.38%       1.55%            1.55% (b)
                                                              ------     -------     -------           ------
Ratio of net operating expenses (excluding waivers) to
  average net assets.......................................     1.19%       1.38%       2.21%            8.85% (b)
                                                              ------     -------     -------           ------
Ratio of net investment income to average net assets.......     1.34%       1.32%       1.17%            0.80% (b)
                                                              ------     -------     -------           ------
Ratio of net investment income (excluding waivers) to
  average net assets.......................................     1.34%       1.32%       0.51%           (6.34)%(b)
                                                              ------     -------     -------           ------
Portfolio turnover.........................................       28%         21%         27%               0%
                                                              ------     -------     -------           ------
Average commission per share (a)...........................  $0.0257     $0.0224
                                                              ------     -------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
(a) Disclosure not applicable to periods prior to 1996. Represents average commission rate per share charged to the fund on purchases and sales of equity investments on which commissions were charged during the period.
(b) Annualized.
(c) Not annualized.

                         ENTERPRISE ACCUMULATION TRUST

                           HIGH-YIELD BOND PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                              YEARS ENDED DECEMBER 31,                  PERIOD OF
                                                      -----------------------------------------     NOVEMBER 18, 1994-
                                                            1997             1996        1995       DECEMBER 31, 1994
                                                      -----------------     -------     -------     ------------------
Net asset value, beginning of year..................       $  5.51          $  5.31     $  4.98           $ 5.00
                                                            ------          -------     -------           ------
Income from investment operations:
     Net investment income..........................          0.51             0.45        0.45             0.04
     Net realized and unrealized gain (loss) on
       investments..................................          0.20             0.21        0.35            (0.01)
                                                            ------          -------     -------           ------
          Total from investment operations..........          0.71             0.66        0.80             0.03
                                                            ------          -------     -------           ------
Less dividends and distributions:
     Dividends to shareholders from net investment
       income.......................................         (0.51)           (0.45)      (0.45)           (0.05)
     Distribution to shareholders from net capital
       gains........................................            --            (0.01)      (0.02)              --
                                                            ------          -------     -------           ------
          Total dividends and distributions.........         (0.51)           (0.46)      (0.47)           (0.05)
                                                            ------          -------     -------           ------
Net asset value, end of year........................       $  5.71          $  5.51     $  5.31           $ 4.98
                                                            ======          =======     =======           ======
          Total return..............................         13.38%           12.93%      16.59%            0.50%(c)
                                                            ------          -------     -------           ------
Net assets, end of year (000).......................       $68,364          $34,411     $15,223           $1,421
                                                            ------          -------     -------           ------
Ratio of net operating expenses to average net
  assets............................................          0.77%            0.85%       0.85%            0.85%(b)
                                                            ------          -------     -------           ------
Ratio of net operating expenses (excluding waivers)
  to average net assets.............................          0.77%            0.94%       1.59%            7.80%(b)
                                                            ------          -------     -------           ------
Ratio of net investment income to average net
  assets............................................          8.47%            8.57%       8.51%            7.84%(b)
                                                            ------          -------     -------           ------
Ratio of net investment income (excluding waivers)
  to average net assets.............................          8.47%            8.48%       7.77%            0.80%(b)
                                                            ------          -------     -------           ------
Portfolio turnover..................................           175%             175%        115%               0%
                                                            ------          -------     -------           ------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
(b) Annualized.
(c) Not annualized.

                         ENTERPRISE ACCUMULATION TRUST

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1997

1. ORGANIZATION OF THE TRUST

     Enterprise Accumulation Trust (the "Trust") was organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of five classes of shares of beneficial interest at $.01 par value: the Equity Portfolio, the Small Cap Portfolio, the Managed Portfolio, the International Growth Portfolio and the High-Yield Bond Portfolio. The Trust serves as an investment vehicle for MONYMaster, a flexible payment variable annuity policy, and MONY Equity Master, a flexible premium variable universal life insurance policy, issued by The Mutual Life Insurance Company of New York, Inc. ("MONY") and MONY America, a wholly-owned subsidiary of MONY. The Trust also serves as an investment vehicle for a corporate-sponsored variable universal life product issued by MONY America. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES

     Valuation of Investments -- The Equity, Small Cap, Managed, International Growth and High-Yield Bond Portfolios: Investment securities, other than debt securities, listed on either a national or foreign securities exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sales price; if there are no such reported sales, the securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Debt securities (other than certain short-term obligations) are valued each business day by an independent pricing service approved by the Board of Trustees. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees.

     Special Valuation Risk -- The high-yield securities in which the High-Yield Bond Portfolio may invest may be considered speculative in regard to the issuer's continuing ability to meet principal and interest payments. The value of the lower rated securities in which the High-Yield Bond Portfolio may invest will be affected by the credit worthiness of individual issuers, general economic and specific industry conditions, and will fluctuate inversely with changes in interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds.

     Repurchase Agreements -- Each Portfolio may acquire securities subject to repurchase agreements. Under a typical repurchase agreement, a Portfolio would acquire a debt security for a relatively short period (usually for one day and not for more than one week) subject to an obligation of the seller to repurchase and of the Portfolio to resell the debt security at an agreed-upon higher price, thereby establishing a fixed investment return during the Portfolio's holding period. Under each repurchase agreement, the Portfolio receives, as collateral, securities whose market value (including interest) is at least equal to the repurchase price.

     Futures Contracts -- Upon entering into such a contract, a Portfolio is required to deposit with the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments, known as "variation margin," are recorded by the Portfolio as unrealized appreciation or depreciation. When the contract is closed the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and value at the time it was closed and reverses any unrealized appreciation or depreciation previously recorded. There were no open futures contracts held in any of the Portfolios at December 31, 1997.

     Foreign Currency Translation -- Securities, other assets and liabilities of the International Growth Portfolio whose values are initially expressed in foreign currencies are translated to U.S. dollars at the bid price of such currency against U.S. dollars last quoted by a major bank. Dividend and interest income and certain expenses denominated in foreign currencies are marked-to-market daily based on daily exchange rates and exchange gains and losses are realized upon ultimate receipt or disbursement. The Trust does not isolate that portion of its realized and unrealized gains on investments from changes in foreign exchange rates from fluctuations arising from changes in the market prices of the investments.

     Security Transactions and Other Income -- Security transactions are accounted for on the trade date. In determining the gain or loss from the sale of securities, the cost of securities sold has been determined on the basis of identified cost. Dividend

                         ENTERPRISE ACCUMULATION TRUST

                               DECEMBER 31, 1997

income is recorded on the ex-dividend date and interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over lives of the respective securities.

     Expenses -- Each portfolio bears expenses incurred specifically on its behalf as well as a portion of the common expenses of the Trust.

     Federal Income Taxes -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders; accordingly, no Federal income tax provision is required.

     Use of Estimates in Preparation of Financial Statements -- Preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statement and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Dividends and Distributions -- The Equity, Small Cap, Managed and International Growth Portfolios: Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually. The High-Yield Bond Portfolio: Dividends from net investment income are declared daily and paid monthly. Distributions from net realized capital gains, if any, are declared and paid at least annually.

3. FORWARD CURRENCY CONTRACTS

     As part of its investment program, the International Growth Portfolio utilizes forward currency exchange contracts to manage exposure to currency fluctuations and hedge against adverse changes in connection with purchases and sales of securities. The Portfolio enters into forward contracts only for hedging purposes. At December 31, 1997, the International Growth Portfolio had entered into various forward currency exchange contracts under which it is obligated to exchange currencies at specified future dates. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Outstanding contracts at December 31, 1997 are as follows:

                           CONTRACT TO                 NET UNREALIZED
SETTLEMENT     -----------------------------------     APPRECIATION/
   DATE            RECEIVE             DELIVER         (DEPRECIATION)
----------     ---------------     ---------------     --------------
1/20/98         USD  1,627,054      AUD  2,200,000       $  192,566
1/20/98         USD  1,749,351      BEL 64,000,000           19,992
1/20/98         CAD  1,800,000      USD  1,329,394          (68,908)
1/20/98         CHF  4,300,000      USD  2,981,556          (31,578)
1/20/98         USD    968,523      CHF  1,400,000            8,065
1/20/98         USD    395,793       DEM   700,000            6,218
1/20/98         DKK  4,700,000      USD    696,255           (9,603)
1/20/98        FRF   9,300,000      USD  1,522,313           24,714
1/20/98         USD  5,061,028      GBP  3,030,000           89,087
1/20/98         USD  1,183,037      HKD  9,200,000           (3,226)
1/20/98         HKD  3,000,000      USD    383,853            2,972
1/20/98         USD    402,825     ITL 730,000,000           (9,762)
1/20/98        JPY 583,000,000      USD  4,957,989         (480,007)
1/20/98         USD  3,128,922     JPY 374,000,000          256,254
1/20/98         USD    675,042       MYR 1,800,000          211,874
1/20/98         USD    577,599      NLG  1,150,000            9,726
1/20/98         NLG  2,550,000      USD  1,272,487          (13,290)
1/20/98         NOK  3,000,000      USD    427,137          (20,466)
1/20/98         SEK 14,500,000      USD  1,872,538          (45,287)
1/20/98         USD  1,317,472      SEK 10,200,000           32,095
1/20/98         USD    817,439      SGD  1,200,000          107,522
                                                          ---------
                                                         $  278,958
                                                          =========

                         ENTERPRISE ACCUMULATION TRUST

                               DECEMBER 31, 1997

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     The investment advisory fee is payable monthly to Enterprise Capital Management, Inc. ("Enterprise Capital"), a wholly-owned subsidiary of MONY, and is computed as a percentage of each Portfolio's net assets as of the close of business each day and is as follows: for each of the Equity, Small Cap, and Managed Portfolios, .80% for the first $400 million, .75% for the next $400 million, and .70% for net assets over $800 million, .85% for the International Growth Portfolio and .60% for the High-Yield Bond Portfolio.

     Enterprise Capital has agreed to reimburse the Portfolios for expenses incurred in excess of a percentage of average net assets. The percentages are as follows: Equity -- .95%, Small Cap -- .95%, Managed -- .95%, International Growth Portfolio -- 1.55% and High-Yield Bond Portfolio -- .85%.

     Enterprise Capital has entered into sub-advisory agreements with various investment advisers as Portfolio Managers for the Trust. A portion of the management fee received by Enterprise Capital is paid to the Portfolio Manager.

5. PURCHASES AND SALES OF SECURITIES

     For the year ended December 31, 1997, purchases and sales proceeds of investment securities, other than short-term securities, were as follows:

                                                               U.S. GOVERNMENT
                                                                 OBLIGATIONS                 STOCKS AND BONDS
                                                           ------------------------    ----------------------------
                       PORTFOLIO                           PURCHASES       SALES        PURCHASES         SALES
--------------------------------------------------------   ----------    ----------    ------------    ------------
Equity..................................................           --            --    $122,604,162    $ 56,389,528
Small Cap...............................................           --            --     200,540,520     139,316,877
Managed.................................................           --            --     788,461,611       9,275,527
International Growth....................................           --            --      43,344,114      18,394,338
High-Yield Bond.........................................   $3,803,637    $1,524,063     107,190,504      80,036,195

6. UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS AND DISTRIBUTIONS

     At December 31, 1997, the composition of unrealized appreciation (depreciation) of investment securities and the cost of investment for Federal income tax purposes were as follows:

                                                                                                     NET APPRECIATION
                      PORTFOLIO                          TAX COST      APPRECIATION   DEPRECIATION    (DEPRECIATION)
----------------------------------------------------- --------------   ------------   ------------   ----------------
Equity............................................... $  382,017,441   $139,174,894   $ (1,656,271)    $137,518,623
Small Cap............................................    306,663,418     76,677,207     (9,870,000)      66,807,207
Managed..............................................  1,831,881,883    830,588,366    (21,867,808)     808,720,558
International Growth.................................     75,633,249     10,086,803     (8,738,048)       1,348,755
High-Yield Bond......................................     65,270,632      2,238,213       (268,113)       1,970,100

     The capital gains dividend distribution paid to shareholders, taken in additional shares, is as follows:

                                                                                              28% CAPITAL GAINS
                                                                                              -----------------
Equity Portfolio...........................................................................      $10,973,315
Small Cap Portfolio........................................................................       15,475,183
Managed Portfolio..........................................................................       75,381,463
International Growth Portfolio.............................................................          650,328
High-Yield Bond............................................................................          106,706

     Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for futures and options transactions, losses deferred due to wash sales, foreign currency transactions, investments in passive foreign investment companies, and excise tax regulations.

     Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Any taxable gain remaining at fiscal year end is distributed in the following year.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Enterprise Accumulation Trust:

     We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of each of the portfolios of Enterprise Accumulation Trust (Equity, Small Cap, Managed, International Growth, and High-Yield Bond Portfolios) as of December 31, 1997 and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years (or periods) in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 1993 were audited by other auditors, whose report dated February 18, 1994, expressed an unqualified opinion thereon.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Enterprise Accumulation Trust (Equity, Small Cap, Managed, International Growth, and High-Yield Bond Portfolios) as of December 31, 1997, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the four years (or periods) in the period then ended in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Atlanta, Georgia
February 19, 1998

TRUSTEES AND PRINCIPAL OFFICERS

Victor Ugolyn                                  Trustee, Chairman, President and
                                               Chief Executive Officer
Arthur T. Dietz                                Trustee
Samuel J. Foti                                 Trustee
Arthur Howell                                  Trustee
William A. Mitchell, Jr.                       Trustee
Lonnie H. Pope                                 Trustee
Michael I. Roth                                Trustee
Phillip G. Goff                                Vice President
Catherine R. McClellan                         Secretary
Herbert M. Williamson                          Treasurer

INVESTMENT ADVISER

Enterprise Capital Management, Inc.
Atlanta Financial Center
3343 Peachtree Road, Suite 450
Atlanta, Georgia 30326

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company
P. O. Box 1713
Boston, Massachusetts 02105

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.
1100 Campanile Building
1155 Peachtree Street
Atlanta, Georgia 30309

     This report is authorized for distribution only to shareholders and to others who have received a copy of this Trust's prospectus.

                     (This page intentionally left blank.)

ISSUED BY:

     MONY LIFE INSURANCE COMPANY OF AMERICA
     (An Arizona Stock Corporation)
     (not licensed to solicit or transact
     business in New York)
     1740 Broadway, New York, NY 10019

     or in New York,

     THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
     1740 Broadway, New York, NY 10019

DISTRIBUTOR OF MONYMASTER AND MONYEQUITY MASTER:

     MONY SECURITIES CORP.
     1740 Broadway, New York, NY 10019
     (Member NASD, SIPC)                                               GE 98-063

LOGO
The Mutual Life Insurance Company of New York
Administrative Offices
1740 Broadway, New York, NY 10019
ADDRESS CORRECTION REQUESTED
                                                          ----------------------
                                                                 BULK RATE
                                                               U.S. POSTAGE
                                                                   PAID
                                                              PERMIT NO. 8048
                                                            NEW YORK, NEW YORK
                                                          ----------------------

Form No. 13634SL (2/98)